UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Item 1.	Reports to Stockholders.

MainStay MacKay Emerging Markets Debt Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	4.54 9.46%	0.65 5.39%	2.79 3.74%	6.98 7.47%	1.26 1.26%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	4.51 9.44	0.55 5.29	2.59 3.54	6.81 7.30	1.49 1.49
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	3.98 8.98	–0.66 4.34	2.43 2.76	6.49 6.49	2.24 2.24
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	7.97 8.97	3.44 4.44	2.77 2.77	6.51 6.51	2.24 2.24
Class I Shares	No Sales Charge		8/31/2007	9.69	5.75	4.02	7.75	1.01

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

JPMorgan EMBI Global Diversified Index[4]	8.20%	6.01%	5.23%	7.96%
Morningstar Emerging Markets Bond Category Average[5]	6.54	2.38	3.14	7.55

4.

The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Emerging Markets Bond Category Average is representative of funds that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Emerging Markets Debt Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,094.60	$6.65	$1,018.45	$6.41	1.28%

Investor Class Shares	$1,000.00	$1,094.40	$8.05	$1,017.11	$7.75	1.55%

Class B Shares	$1,000.00	$1,089.80	$11.92	$1,013.39	$11.48	2.30%

Class C Shares	$1,000.00	$1,089.70	$11.92	$1,013.39	$11.48	2.30%

Class I Shares	$1,000.00	$1,096.90	$5.36	$1,019.69	$5.16	1.03%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2019 (Unaudited)

Mexico	9.5%

Indonesia	8.2

Brazil	6.7

United States	5.5

Russia	5.3

Kazakhstan	4.4

India	4.2

Croatia	3.9

Dominican Republic	3.5

Ecuador	3.2

Ukraine	3.2

Malaysia	3.0

Turkey	3.0

Peru	2.9

Oman	2.5

China	2.3

Paraguay	2.3

Guatemala	2.0

Nigeria	2.0

Venezuela	1.9

Costa Rica	1.6

Belarus	1.4%

Uruguay	1.4

Uzbekistan	1.4

Chile	1.3

El Salvador	1.3

Saudi Arabia	1.3

Egypt	1.2

Ghana	1.2

Ivory Coast	1.2

Netherlands	1.1

Iraq	1.0

Senegal	0.9

Cameroon	0.7

Hong Kong	0.7

Kenya	0.7

Macao	0.7

Pakistan	0.7

Vietnam	0.7

Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Pertamina Persero PT, 5.625%, due 5/20/43

2.	KazMunayGas National Co. JSC, 5.375%–6.375%, due 4/24/30–10/24/48

3.	Petroleos Mexicanos, 6.50%–6.75%, due 3/13/27–9/21/47

4.	Croatia Government International Bond, 6.00%–6.375%, due 3/24/21–1/26/24

5.	Dominican Republic International Bond, 5.95%, due 1/25/27
6.	Petrobras Global Finance B.V., 7.375%, due 1/17/27

7.	Ecuador Government International Bond, 7.875%, due 1/23/28

8.	Ukraine Government International Bond, 7.75%, due 9/1/20–9/1/26

9.	Turkey Government International Bond, 5.125%, due 2/17/28

10.	OmGrid Funding, Ltd., 5.196%, due 5/16/27

8	MainStay MacKay Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Emerging Markets Debt Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay Emerging Markets Debt Fund returned 9.69%, outperforming the 8.20% return of the Fund’s primary benchmark, the JPMorgan EMBI Global Diversified Index. Over the same period, Class I shares also outperformed the 6.54% return of the Morningstar Emerging Markets Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The interest rate policy of the U.S. Federal Reserve (“Fed”) and various global central banks deeply influenced fixed-income markets during the reporting period. Specifically, in the fourth quarter of 2018, on fears that the Fed would continue to increase interest rates into 2019, Treasury yields shifted lower and credit spreads2 widened as investors speculated that tighter monetary policy might push the U.S. economy into a recession. However, at the beginning of the first quarter of 2019, the Fed concluded that its benchmark federal funds rate had risen to a level consistent with its policy objectives. More modest declines on the long end of the yield curve3 reflected restrained inflation, trade policy in flux and aggregate demand failing to pressure resource capacity. Stocks rallied on the Fed’s new stance, which reflected cautious optimism regarding the durability of the current business cycle. Swayed by similar effects, emerging-market debt spreads tightened, benefiting from renewed risk appetites sparked by dovish central banks.

In this environment, the Fund outperformed the JPMorgan EMBI Global Diversified Index due to its slightly longer duration4 versus the benchmark, coupled with the Fund’s lack of exposure to the Mexican and Argentinian debt markets. During the reporting period, the Fund further benefited from its currency exposures to the Indonesian Rupiah and Egyptian pound, which were accretive versus the all-dollar benchmark.

Were there any changes to the Fund during the reporting period?

At a March 2019 Board of Trustees meeting, the Board approved several proposals for changes to the Fund. Those proposals included changing the Fund’s name to MainStay Candriam Emerging Markets Debt Fund; replacing MacKay Shields LLC as the Fund’s subadvisor with Candriam Luxembourg S.C.A.; and modifying the Fund’s investment objective, principal investment strategies/investment process and principal investment risks, among other changes. These proposals/changes are expected to become effective on or about June 21, 2019, pending shareholder approval. For more information about these changes refer to the supplement dated March 15, 2019.

What was the Fund’s duration strategy during the reporting period?

The Fund ended the reporting period with a longer duration than that of its benchmark. As of April 30, 2019, the Fund’s duration was 7 years, compared to the 6.5-year duration of the JPMorgan EMBI Global Diversified Index.

How was the Fund affected by shifting currency values during the reporting period?

The Fund’s long positions in Indonesian rupiahs, Mexican pesos and Egyptian pounds added significantly to the Fund’s performance relative to its benchmark during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Holdings in Central America, South America and Asia contributed positively to the Fund’s performance relative to the JPMorgan EMBI Global Diversified Index during the reporting period. (Contributions take weightings and total returns into account.) Within Central America, the sovereign bonds of El Salvador and Guatemala performed particularly well, while in Costa Rica, securities issued by Instituto Costarricense de Electricidad, the Costa Rican government-run electricity and telecommunications services provider, notably enhanced the Fund’s relative returns as well. The Fund’s top performers in South America included government bonds of Paraguay and Ecuador. Prominent detractors from the Fund’s relative performance included European holdings, such as Turkish government bonds, which generated positive absolute returns but underperformed the broader market.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund added to its holdings in Turkish bonds during the reporting period to take advantage of attractive spreads. Another significant purchase involved some of the first bonds issued by former Soviet republic Uzbekistan, which the Fund acquired to capture the excess spreads on credits from this new entrant into the market. In its largest sale, the Fund disposed of its U.S. dollar-denominated bonds issued by Mexican building materials producer Cemex. In their place, the Fund purchased similar Euro-denominated bonds, picking up almost 100 basis points on a currency-hedged basis. (A basis point is one one-hundredth of a percentage point.)

How did the Fund’s country and/or sector weightings change during the reporting period?

The Fund made no material change to sector weightings, which at the end of the reporting period stood at 44% in sovereign/

government bonds, 29% in quasi-sovereign instruments and the balance in corporate bonds. Regarding country weightings, the Fund moderately increased its positions in Indonesian bonds while opportunistically decreasing holdings in Brazil and Russia.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund held overweight positions relative to the JPMorgan EMBI Global Diversified Index in Asia and the United States. As of the same date, the Fund held slightly underweight positions in Africa, the Middle East and Europe.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Emerging Markets Debt Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 95.9%† Corporate Bonds 51.3%
Brazil 6.7%
Braskem Netherlands Finance B.V. Series Reg S 4.50%, due 1/10/28	$1,500,000	$1,470,000
Minerva Luxembourg S.A. 6.50%, due 9/20/26 (a)	750,000	741,188
Petrobras Global Finance B.V. 7.375%, due 1/17/27	4,500,000	5,021,100
Rumo Luxembourg S.A R.L. Series Reg S 5.875%, due 1/18/25	1,500,000	1,518,765
Vale Overseas, Ltd. 6.875%, due 11/21/36	1,050,000	1,218,525

		9,969,578

Chile 1.3%
Corp. Nacional del Cobre de Chile Series Reg S 3.625%, due 8/1/27 (b)	2,000,000	2,007,320

China 2.3%
Alibaba Group Holding, Ltd. 4.50%, due 11/28/34	1,000,000	1,042,258
China Evergrande Group Series Reg S 8.75%, due 6/28/25	1,000,000	912,632
Tencent Holdings, Ltd. 3.595%, due 1/19/28 (a)	1,500,000	1,477,594

		3,432,484

Costa Rica 1.6%
Instituto Costarricense de Electricidad 6.375%, due 5/15/43 (a)	3,000,000	2,400,000

Hong Kong 0.7%
Melco Resorts Finance, Ltd. 4.875%, due 6/6/25 (a)	1,000,000	998,180

India 4.2%
Abja Investment Co. Series Reg S 5.45%, due 1/24/28	1,000,000	934,018
Bharti Airtel, Ltd. Series Reg S 4.375%, due 6/10/25	2,000,000	1,981,477
Reliance Industries, Ltd. 3.667%, due 11/30/27 (a)	1,000,000	982,652
Tata Motors, Ltd. Series Reg S 5.75%, due 10/30/24	1,500,000	1,476,000

	Principal Amount	Value
India (continued)
Vedanta Resources, Ltd. 6.125%, due 8/9/24 (a)	$1,000,000	$903,617

		6,277,764

Indonesia 6.3%
Indika Energy Capital III Pte, Ltd. Series Reg S 5.875%, due 11/9/24	1,000,000	940,150
Listrindo Capital B.V. 4.95%, due 9/14/26 (a)	1,500,000	1,446,000
Pertamina Persero PT 5.625%, due 5/20/43 (a)	6,700,000	6,949,220

		9,335,370

Kazakhstan 4.4%
KazMunayGas National Co. JSC (a)
5.375%, due 4/24/30	2,000,000	2,127,712
6.375%, due 10/24/48	4,000,000	4,428,560

		6,556,272

Macao 0.7%
Sands China, Ltd.
4.60%, due 8/8/23	435,000	449,038
5.125%, due 8/8/25	565,000	596,057

		1,045,095

Malaysia 3.0%
1MDB Global Investments, Ltd. Series Reg S 4.40%, due 3/9/23	2,000,000	1,874,660
Petroliam Nasional BHD Series Reg S 7.625%, due 10/15/26	2,000,000	2,541,380

		4,416,040

Mexico 7.9%
Cemex S.A.B. de C.V. 3.125%, due 3/19/26 (a)	EUR 2,000,000	2,293,224
Comision Federal de Electricidad Series Reg S 4.75%, due 2/23/27	$2,000,000	2,035,000
Grupo Televisa S.A.B. 4.625%, due 1/30/26 (c)	1,250,000	1,280,670
Petroleos Mexicanos
6.50%, due 3/13/27	3,000,000	3,038,700
6.75%, due 9/21/47	3,385,000	3,120,970

		11,768,564

Netherlands 1.1%
GTH Finance B.V. Series Reg S 7.25%, due 4/26/23	1,500,000	1,625,796

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oman 2.5%
OmGrid Funding, Ltd.
5.196%, due 5/16/27 (a)	$2,000,000	$1,825,500
Series Reg S 5.196%, due 5/16/27	2,000,000	1,825,500

		3,651,000

Peru 2.9%
Banco de Credito del 4.25%, due 4/1/23 (a)	1,000,000	1,033,000
Corp. Financiera de Desarrollo S.A. Series Reg S 4.75%, due 7/15/25 (b)	2,000,000	2,102,020
Southern Copper Corp. 5.875%, due 4/23/45	1,000,000	1,124,054

		4,259,074

Russia 3.2%
Evraz PLC 5.25%, due 4/2/24 (a)	1,000,000	1,011,780
Gazprom OAO Via Gaz Capital S.A. Series Reg S 8.625%, due 4/28/34	1,500,000	1,973,160
Metalloinvest Finance DAC Series Reg S 4.85%, due 5/2/24	1,000,000	998,144
MMC Norilsk Nickel OJSC via MMC Finance DAC 6.625%, due 10/14/22 (a)	750,000	809,213

		4,792,297

United States 1.4%
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	2,000,000	2,081,000

Venezuela 1.1%
Petroleos de Venezuela S.A. (b)(d)(e)
Series Reg S 5.375%, due 4/12/27	3,000,000	630,000
6.00%, due 5/16/24	2,500,000	537,500
6.00%, due 11/15/26	2,500,000	542,925

		1,710,425

Total Corporate Bonds (Cost $74,607,330)		76,326,259

Foreign Government Bonds 44.6%
Belarus 1.4%
Republic of Belarus International Bond 7.625%, due 6/29/27 (a)	2,000,000	2,152,840

	Principal Amount	Value
Cameroon, United Republic Of 0.7%
Republic of Cameroon International Bond 9.50%, due 11/19/25 (a)	$1,000,000	$1,072,056

Croatia 3.9%
Croatia Government International Bond
Series Reg S 6.00%, due 1/26/24	3,250,000	3,637,491
6.375%, due 3/24/21 (a)	2,000,000	2,117,600

		5,755,091

Dominican Republic 3.5%
Dominican Republic International Bond Series Reg S 5.95%, due 1/25/27	5,000,000	5,268,750

Ecuador 3.2%
Ecuador Government International Bond Series Reg S 7.875%, due 1/23/28	5,000,000	4,818,750

Egypt 1.2%
Egypt Government Bond 15.70%, due 11/7/27	EGP 31,000,000	1,779,765

El Salvador 1.3%
El Salvador Government International Bond Series Reg S 6.375%, due 1/18/27	$2,000,000	1,957,500

Ghana 1.2%
Ghana Government International Bond 10.75%, due 10/14/30 (a)	1,500,000	1,846,320

Guatemala 2.0%
Guatemala Government Bond 4.50%, due 5/3/26 (a)	3,000,000	2,970,000

Indonesia 1.9%
Indonesia Government International Bond 5.125%, due 1/15/45 (a)	1,500,000	1,609,511
Indonesia Treasury Bond 6.125%, due 5/15/28	IDR 20,000,000,000	1,259,649

		2,869,160

12	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
Iraq 1.0%
Iraq International Bond Series Reg S 6.752%, due 3/9/23	$1,500,000	$1,522,890

Ivory Coast 1.2%
Ivory Coast Government International Bond 6.125%, due 6/15/33 (a)	2,000,000	1,820,800

Kenya 0.7%
Kenya Government International Bond 7.25%, due 2/28/28 (a)	1,000,000	991,450

Mexico 1.6%
Mexican Bonos 7.75%, due 11/13/42	MXN 47,500,000	2,317,929

Nigeria 2.0%
Nigeria Government International Bond 6.50%, due 11/28/27 (a)	$3,000,000	2,949,780

Pakistan 0.7%
Pakistan Government International Bond 8.25%, due 9/30/25 (a)	1,000,000	1,082,500

Paraguay 2.3%
Paraguay Government International Bond 6.10%, due 8/11/44 (a)	3,000,000	3,382,500

Russia 2.1%
Russian Federal Bond-OFZ 7.70%, due 3/23/33	RUB 80,000,000	1,190,802
Russian Foreign Bond Series Reg S 4.75%, due 5/27/26	$1,800,000	1,869,707

		3,060,509

Saudi Arabia 1.3%
Saudi Government International Bond 4.50%, due 10/26/46 (a)	2,000,000	1,972,400

	Principal Amount	Value

Senegal 0.9%
Senegal Government International Bond Series Reg S 6.25%, due 7/30/24 (c)	$1,250,000	$1,304,750

Turkey 3.0%
Turkey Government International Bond 5.125%, due 2/17/28	5,225,000	4,417,006

Ukraine 3.2%
Ukraine Government International Bond
7.75%, due 9/1/20 (a)	1,000,000	1,000,720
Series Reg S 7.75%, due 9/1/26	4,000,000	3,723,200

		4,723,920

Uruguay 1.4%
Uruguay Government International Bond 7.625%, due 3/21/36	1,500,000	2,040,000

Uzbekistan 1.4%
Republic of Uzbekistan Bond 5.375%, due 2/20/29 (a)	2,000,000	2,024,364

Venezuela 0.8%
Bollivarian Republic of Venezuela Series Reg S 9.25%, due 5/7/28 (b)(d)(e)	4,095,000	1,177,312

Vietnam 0.7%
Vietnam Government International Bond Series Reg S 4.80%, due 11/19/24	1,000,000	1,048,835

Total Foreign Government Bonds (Cost $67,887,300)		66,327,177

Total Long-Term Bonds (Cost $142,494,630)		142,653,436

Short-Term Investment 2.9%
Affiliated Investment Company 2.9%
MainStay U.S. Government Liquidity Fund, 2.20% (f)	4,371,753	4,371,753

Total Short-Term Investment (Cost $4,371,753)		4,371,753

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Investment of Cash Collateral For Securities Loaned 1.2%
Unaffiliated Investment Company 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (f)	$1,833,227	$1,833,227

Total Investment of Cash Collateral For Securities Loaned (Cost $1,833,227)		1,833,227

Total Investments (Cost $148,699,610)	100.0%	148,858,416
Other Assets, Less Liabilities	0.0 ‡	12,179
Net Assets	100.0%	$148,870,595
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

Illiquid security—As of April 30, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $6,997,077, which represented 4.7% of the Fund’s net assets.

(c)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $1,798,042 and the Fund received cash collateral with a value of $1,833,227 (See Note 2(K)).

(d)	Issue in default.

(e)	Issue in non-accrual status.

(f)	Current yield as of April 30, 2019.

Foreign Currency Forward Contracts

As of April 30, 2019, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	2,013,000	USD	2,251,822	JPMorgan Chase Bank N.A.	5/2/19	$5,960
USD	2,287,345	EUR	2,013,000	JPMorgan Chase Bank N.A.	5/2/19	29,563
Total unrealized appreciation						35,523
USD	2,315,484	EUR	2,054,000	JPMorgan Chase Bank N.A.	8/1/19	$(6,137)
Total unrealized depreciation						(6,137)
Net unrealized appreciation						$29,386

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

The following abbreviations are used in the preceding pages:

EGP—Egyptian Pound

EUR—Euro

IDR—Indonesian Rupiah

MXN—Mexican Peso

RUB—New Russian Ruble

USD—United States Dollar

14	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$76,326,259	$—	$76,326,259
Foreign Government Bonds	—	66,327,177	—	66,327,177

Total Long-Term Bonds	—	142,653,436	—	142,653,436

Short-Term Investment
Affiliated Investment Company	4,371,753	—	—	4,371,753
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	1,833,227	—	—	1,833,227

Total Investments in Securities	6,204,980	142,653,436	—	148,858,416

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	35,523	—	35,523

Total Investments in Securities and Other Financial Instruments	$6,204,980	$142,688,959	$—	$148,893,939

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(6,137)	$—	$(6,137)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $144,327,857) including securities on loan of $1,798,042	$144,486,663
Investment in affiliated investment company, at value (identified cost $4,371,753)	4,371,753
Due from custodian	660,347
Cash denominated in foreign currencies (identified cost $49,901)	50,092
Receivables:
Dividends and interest	2,080,074
Fund shares sold	81,607
Securities lending income	435
Other assets	54,072
Unrealized appreciation on foreign currency forward contracts	35,523

Total assets	151,820,566

Liabilities
Payables:
Collateral received for securities on loan	1,833,227
Investment securities purchased	660,347
Fund shares redeemed	178,096
Manager (See Note 3)	89,544
Transfer agent (See Note 3)	47,925
NYLIFE Distributors (See Note 3)	37,462
Professional fees	36,977
Shareholder communication	33,377
Custodian	6,815
Trustees	235
Accrued expenses	616
Dividend payable	19,213
Unrealized depreciation on foreign currency forward contracts	6,137

Total liabilities	2,949,971

Net assets	$148,870,595

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$143,626
Additional paid-in capital	162,097,403

162,241,029
Total distributable earnings (loss)	(13,370,434)

Net assets	$148,870,595

Class A
Net assets applicable to outstanding shares	$93,726,017

Shares of beneficial interest outstanding	9,035,483

Net asset value per share outstanding	$10.37
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.86

Investor Class
Net assets applicable to outstanding shares	$16,696,990

Shares of beneficial interest outstanding	1,593,942

Net asset value per share outstanding	$10.48
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.97

Class B
Net assets applicable to outstanding shares	$3,165,358

Shares of beneficial interest outstanding	311,107

Net asset value and offering price per share outstanding	$10.17

Class C
Net assets applicable to outstanding shares	$13,838,718

Shares of beneficial interest outstanding	1,358,209

Net asset value and offering price per share outstanding	$10.19

Class I
Net assets applicable to outstanding shares	$21,443,512

Shares of beneficial interest outstanding	2,063,813

Net asset value and offering price per share outstanding	$10.39

16	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$4,132,699
Dividends-affiliated	40,713
Securities lending	1,562

Total income	4,174,974

Expenses
Manager (See Note 3)	504,718
Distribution/Service—Class A (See Note 3)	108,827
Distribution/Service—Investor Class (See Note 3)	20,041
Distribution/Service—Class B (See Note 3)	16,664
Distribution/Service—Class C (See Note 3)	87,821
Transfer agent (See Note 3)	134,603
Registration	44,963
Professional fees	39,199
Shareholder communication	19,515
Custodian	15,979
Trustees	1,703
Miscellaneous	6,173

Total expenses before waiver/reimbursement	1,000,206
Expense waiver/reimbursement from Manager (See Note 3)	(3,693)

Net expenses	996,513

Net investment income (loss)	3,178,461

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(642,184)
Foreign currency transactions	(17,411)

Net realized gain (loss) on investments and foreign currency transactions	(659,595)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	9,867,287
Foreign currency forward contracts	29,386
Translation of other assets and liabilities in foreign currencies	8,226

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	9,904,899

Net realized and unrealized gain (loss) on investments and foreign currency transactions	9,245,304

Net increase (decrease) in net assets resulting from operations	$12,423,765

(a)	Interest recorded net of foreign withholding taxes in the amount of $32,503.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,178,461	$6,836,483
Net realized gain (loss) on investments and foreign currency transactions	(659,595)	(3,996,697)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	9,904,899	(14,832,643)

Net increase (decrease) in net assets resulting from operations	12,423,765	(11,992,857)

Distributions to shareholders:
Class A	(2,165,530)	(4,090,630)
Investor Class	(370,334)	(669,061)
Class B	(66,537)	(150,872)
Class C	(347,462)	(772,754)
Class I	(376,673)	(718,293)

Total distributions to shareholders	(3,326,536)	(6,401,610)

Capital share transactions:
Net proceeds from sale of shares	28,271,717	26,866,744
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,162,124	5,995,352
Cost of shares redeemed	(27,356,577)	(64,621,234)

Increase (decrease) in net assets derived from capital share transactions	4,077,264	(31,759,138)

Net increase (decrease) in net assets	13,174,493	(50,153,605)

Net Assets
Beginning of period	135,696,102	185,849,707

End of period	$148,870,595	$135,696,102

18	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.71	$10.88	$10.52	$9.60		$11.38	$11.52

Net investment income (loss) (a)	0.24	0.45	0.53	0.57		0.62	0.68

Net realized and unrealized gain (loss) on investments	0.67	(1.19)	0.31	0.87		(1.51)	(0.14)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.01)	0.01		0.02	(0.00)‡

Total from investment operations	0.91	(0.74)	0.83	1.45		(0.87)	0.54

Less dividends and distributions:

From net investment income	(0.25)	(0.43)	(0.36)	(0.29)		(0.63)	(0.65)

From net realized gain on investments	—	—	—	—		(0.22)	(0.03)

Return of capital	—	—	(0.11)	(0.24)		(0.06)	—

Total dividends and distributions	(0.25)	(0.43)	(0.47)	(0.53)		(0.91)	(0.68)

Net asset value at end of period	$10.37	$9.71	$10.88	$10.52		$9.60	$11.38

Total investment return (b)	9.46%	(6.95%)	8.18%	15.63%		(7.54%)	4.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.75%††	4.36%	5.04%	5.70	%(c)	6.18%	5.88%

Net expenses (d)	1.28%††	1.26%	1.22%	1.22	%(e)	1.23%	1.17%

Portfolio turnover rate	11%	44%	37%	38%		19%	20%

Net assets at end of period (in 000’s)	$93,726	$86,452	$110,238	$109,657		$98,573	$132,654

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.69%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.23%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Investor Class	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.80		$10.98	$10.61	$9.68		$11.46	$11.60

Net investment income (loss) (a)	0.22		0.43	0.52	0.55		0.61	0.66

Net realized and unrealized gain (loss) on investments	0.69		(1.20)	0.31	0.88		(1.52)	(0.14)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.01)	0.01		0.02	(0.00)‡

Total from investment operations	0.91		(0.77)	0.82	1.44		(0.89)	0.52

Less dividends and distributions:

From net investment income	(0.23)		(0.41)	(0.35)	(0.27)		(0.61)	(0.63)

From net realized gain on investments	—		—	—	—		(0.22)	(0.03)

Return of capital	—		—	(0.10)	(0.24)		(0.06)	—

Total dividends and distributions	(0.23)		(0.41)	(0.45)	(0.51)		(0.89)	(0.66)

Net asset value at end of period	$10.48		$9.80	$10.98	$10.61		$9.68	$11.46

Total investment return (b)	9.44%		(7.18%)	7.99%	15.38%		(7.66%)	4.64%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.49	%††	4.15%	4.86%	5.50	%(c)	6.01%	5.71%

Net expenses (d)	1.55	%††	1.47%	1.42%	1.42	%(e)	1.41%	1.34%

Expenses (before waiver/reimbursement) (d)	1.57	%††	1.49%	1.42%	1.42%		1.41%	1.34%

Portfolio turnover rate	11%		44%	37%	38%		19%	20%

Net assets at end of period (in 000’s)	$16,697		$15,911	$18,613	$32,318		$25,130	$27,033

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.49%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.43%.

20	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.52		$10.69	$10.34	$9.44		$11.20	$11.35

Net investment income (loss) (a)	0.18		0.34	0.43	0.47		0.52	0.56

Net realized and unrealized gain (loss) on investments	0.67		(1.18)	0.30	0.86		(1.48)	(0.13)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.01)	0.01		0.02	(0.00)‡

Total from investment operations	0.85		(0.84)	0.72	1.34		(0.94)	0.43

Less dividends and distributions:

From net investment income	(0.20)		(0.33)	(0.29)	(0.20)		(0.54)	(0.55)

From net realized gain on investments	—		—	—	—		(0.22)	(0.03)

Return of capital	—		—	(0.08)	(0.24)		(0.06)	—

Total dividends and distributions	(0.20)		(0.33)	(0.37)	(0.44)		(0.82)	(0.58)

Net asset value at end of period	$10.17		$9.52	$10.69	$10.34		$9.44	$11.20

Total investment return (b)	8.98%		(7.98%)	7.20%	14.60%		(8.36%)	3.87%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.77	%††	3.37%	4.11%	4.78	%(c)	5.24%	4.97%

Net expenses (d)	2.30	%††	2.22%	2.17%	2.17	%(e)	2.16%	2.09%

Expenses (before waiver/reimbursement) (d)	2.32	%††	2.24%	2.17%	2.17%		2.16%	2.09%

Portfolio turnover rate	11%		44%	37%	38%		19%	20%

Net assets at end of period (in 000’s)	$3,165		$3,660	$6,012	$7,506		$8,111	$12,109

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.77%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.18%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.54		$10.70	$10.35	$9.45		$11.22	$11.37

Net investment income (loss) (a)	0.18		0.35	0.43	0.47		0.52	0.56

Net realized and unrealized gain (loss) on investments	0.67		(1.18)	0.29	0.86		(1.49)	(0.13)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	0.01		0.02	(0.00)‡

Total from investment operations	0.85		(0.83)	0.72	1.34		(0.95)	0.43

Less dividends and distributions:

From net investment income	(0.20)		(0.33)	(0.29)	(0.20)		(0.54)	(0.55)

From net realized gain on investments	—		—	—	—		(0.22)	(0.03)

Return of capital	—		—	(0.08)	(0.24)		(0.06)	—

Total dividends and distributions	(0.20)		(0.33)	(0.37)	(0.44)		(0.82)	(0.58)

Net asset value at end of period	$10.19		$9.54	$10.70	$10.35		$9.45	$11.22

Total investment return (b)	8.97%		(7.88%)	7.19%	14.58%		(8.43%)	3.87%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.79	%††	3.39%	4.11%	4.77	%(c)	5.24%	4.97%

Net expenses (d)	2.30	%††	2.22%	2.17%	2.17	%(e)	2.16%	2.09%

Expenses (before waiver/reimbursement) (d)	2.32	%††	2.24%	2.17%	2.17%		2.16%	2.09%

Portfolio turnover rate	11%		44%	37%	38%		19%	20%

Net assets at end of period (in 000’s)	$13,839		$19,246	$28,270	$35,789		$37,808	$56,199

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.76%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.18%.

22	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$9.72	$10.90	$10.53	$9.61		$11.39	$11.53

Net investment income (loss) (a)	0.24	0.48	0.56	0.59		0.65	0.71

Net realized and unrealized gain (loss) on investments	0.69	(1.20)	0.32	0.88		(1.52)	(0.14)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.01)	0.01		0.02	(0.00)‡

Total from investment operations	0.93	(0.72)	0.87	1.48		(0.85)	0.57

Less dividends and distributions:

From net investment income	(0.26)	(0.46)	(0.39)	(0.32)		(0.65)	(0.68)

From net realized gain on investments	—	—	—	—		(0.22)	(0.03)

Return of capital	—	—	(0.11)	(0.24)		(0.06)	—

Total dividends and distributions	(0.26)	(0.46)	(0.50)	(0.56)		(0.93)	(0.71)

Net asset value at end of period	$10.39	$9.72	$10.90	$10.53		$9.61	$11.39

Total investment return (b)	9.69%	(6.80%)	8.54%	15.90%		(7.30%)	5.11%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.90%††	4.60%	5.22%	5.96	%(c)	6.38%	6.13%

Net expenses (d)	1.03%††	1.01%	0.97%	0.97	%(e)	0.98%	0.92%

Portfolio turnover rate	11%	44%	37%	38%		19%	20%

Net assets at end of period (in 000’s)	$21,444	$10,428	$22,717	$13,759		$16,825	$41,174

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.95%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.98%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Emerging Markets Debt Fund (the “Fund”), a “diversified fund” as that term is defined in the 1940 Act as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility,

Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain

24	MainStay MacKay Emerging Markets Debt Fund

tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation

25

Notes to Financial Statements (Unaudited) (continued)

date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects

26	MainStay MacKay Emerging Markets Debt Fund

otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2019, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not

27

Notes to Financial Statements (Unaudited) (continued)

engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2019, open foreign currency forward contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $1,798,042 and the Fund received cash collateral with a value of $1,833,227.

(L)  High Yield and General Debt Securities Risk.  The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.

(M)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(N)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

28	MainStay MacKay Emerging Markets Debt Fund

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$35,523	$35,523

Total Fair Value		$35,523	$35,523

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(6,137)	$(6,137)

Total Fair Value		$(6,137)	$(6,137)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	$29,386	$29,386

Total Change in Unrealized Appreciation (Depreciation)		$29,386	$29,386

Average Notional Amount

	Foreign Exchange Contracts Risk	Total

Forward Contracts Long (a)	$2,251,822	$2,251,822
Forward Contracts Short (b)	$(3,445,087)	$(3,445,087)

(a)	Positions were open one month during the reporting period.
(b)	Positions were open two months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in

29

Notes to Financial Statements (Unaudited) (continued)

excess of $100 million. During the six-month period ended April 30, 2019, the effective management fee rate was 0.73% inclusive of a fee for fund accounting services of 0.03% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $504,718 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $3,693.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and

Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $6,074 and $1,222, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,062, $33, $1,567 and $388, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$51,118
Investor Class	32,653
Class B	6,801
Class C	35,858
Class I	8,173

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$—	$32,536	$(28,164)	$—	$—	$4,372	$41	$—	4,372

30	MainStay MacKay Emerging Markets Debt Fund

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$148,699,610	$5,235,314	$(5,076,508)	$158,806

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $12,648,347 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$ —	$12,648

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$6,401,610

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the

Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $20,272 and $14,839, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,491,538	$15,166,517
Shares issued to shareholders in reinvestment of dividends and distributions	205,198	2,043,824
Shares redeemed	(1,651,730)	(16,549,220)

Net increase (decrease) in shares outstanding before conversion	45,006	661,121
Shares converted into Class A (See Note 1)	97,587	990,933
Shares converted from Class A (See Note 1)	(14,259)	(147,720)

Net increase (decrease)	128,334	$1,504,334

Year ended October 31, 2018:
Shares sold	1,033,435	$10,727,445
Shares issued to shareholders in reinvestment of dividends and distributions	371,003	3,815,066
Shares redeemed	(2,685,777)	(27,743,123)

Net increase (decrease) in shares outstanding before conversion	(1,281,339)	(13,200,612)
Shares converted into Class A (See Note 1)	120,973	1,265,379
Shares converted from Class A (See Note 1)	(62,221)	(638,453)

Net increase (decrease)	(1,222,587)	$(12,573,686)

31

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	31,967	$325,701
Shares issued to shareholders in reinvestment of dividends and distributions	36,192	363,550
Shares redeemed	(120,450)	(1,221,268)

Net increase (decrease) in shares outstanding before conversion	(52,291)	(532,017)
Shares converted into Investor Class (See Note 1)	76,194	779,952
Shares converted from Investor Class (See Note 1)	(53,616)	(547,533)

Net increase (decrease)	(29,713)	$(299,598)

Year ended October 31, 2018:
Shares sold	107,694	$1,135,613
Shares issued to shareholders in reinvestment of dividends and distributions	63,477	658,302
Shares redeemed	(246,848)	(2,577,946)

Net increase (decrease) in shares outstanding before conversion	(75,677)	(784,031)
Shares converted into Investor Class (See Note 1)	107,684	1,120,234
Shares converted from Investor Class (See Note 1)	(103,096)	(1,088,826)

Net increase (decrease)	(71,089)	$(752,623)

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	7,701	$74,062
Shares issued to shareholders in reinvestment of dividends and distributions	6,136	59,696
Shares redeemed	(59,854)	(578,137)

Net increase (decrease) in shares outstanding before conversion	(46,017)	(444,379)
Shares converted from Class B (See Note 1)	(27,158)	(264,783)

Net increase (decrease)	(73,175)	$(709,162)

Year ended October 31, 2018:
Shares sold	11,487	$117,997
Shares issued to shareholders in reinvestment of dividends and distributions	13,374	135,164
Shares redeemed	(138,705)	(1,411,323)

Net increase (decrease) in shares outstanding before conversion	(113,844)	(1,158,162)
Shares converted from Class B (See Note 1)	(64,534)	(658,334)

Net increase (decrease)	(178,378)	$(1,816,496)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	17,587	$170,953
Shares issued to shareholders in reinvestment of dividends and distributions	32,976	320,714
Shares redeemed	(629,455)	(6,278,403)

Net increase (decrease) in shares outstanding before conversion	(578,892)	(5,786,736)
Shares converted from Class C (See Note 1)	(80,963)	(810,849)

Net increase (decrease)	(659,855)	$(6,597,585)

Year ended October 31, 2018:
Shares sold	147,944	$1,506,123
Shares issued to shareholders in reinvestment of dividends and distributions	70,549	713,019
Shares redeemed	(841,462)	(8,512,109)

Net increase (decrease) in shares outstanding before conversion	(622,969)	(6,292,967)
Shares converted from Class C (See Note 1)	(1,151)	(12,281)

Net increase (decrease)	(624,120)	$(6,305,248)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,225,122	$12,534,484
Shares issued to shareholders in reinvestment of dividends and distributions	37,169	374,340
Shares redeemed	(271,255)	(2,729,549)

Net increase (decrease)	991,036	$10,179,275

Year ended October 31, 2018:
Shares sold	1,296,637	$13,379,566
Shares issued to shareholders in reinvestment of dividends and distributions	65,366	673,801
Shares redeemed	(2,375,313)	(24,376,733)

Net increase (decrease) in shares outstanding before conversion	(1,013,310)	(10,323,366)
Shares converted into Class I (See Note 1)	1,130	12,281

Net increase (decrease)	(1,012,180)	$(10,311,085)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

32	MainStay MacKay Emerging Markets Debt Fund

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At a meeting held on March 12-13, 2019, the Board of Trustees considered and approved submitting the following proposal (“Proposal”) to shareholders of the Fund at a special meeting held on May 24, 2019 (with any postponements or adjournments, “Special Meeting”):

1.	To approve a new subadvisory agreement between New York Life Investments, the Fund’s investment manager, and Candriam Luxembourg S.C.A. (“Candriam Luxembourg”) with respect to the Fund;

2.

To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval.

On or about April 15, 2019, shareholders of record of the Fund as of the close of business on March 25, 2019 were sent a proxy statement containing further information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Fund were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to either attend the Special Meeting in person or by proxy to authorize and instruct New York Life Investment Management LLC how to vote their respective shares.

The results of the Proposal were as follows:

Proposal 1—To approve a new subadvisory agreement between New York Life Investments and Candriam Luxembourg:

Votes For	Votes Against	Abstentions	Total

6,079,568	156,097	974,187	7,209,852

Proposal 2—To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval:

Votes For	Votes Against	Abstentions	Total

5,790,700	398,356	1,020,796	7,209,852

The Special Meeting was held on June 7, 2019, and the Proposals passed. Effective June 21, 2019, Candriam Luxembourg serves as the subadvisor to the Fund.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Board Consideration and Approval of Management Agreement and Subadvisory Agreement with MacKay Shields LLC

The continuation of the Management Agreement with respect to the MainStay MacKay Emerging Markets Debt Fund (now known as MainStay Candriam Emerging Markets Debt Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the

34	MainStay MacKay Emerging Markets Debt Fund

advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, Fund investment performance and risk as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and managing other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided by New York Life Investments and MacKay under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

36	MainStay MacKay Emerging Markets Debt Fund

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

Board Consideration and Approval of Subadvisory Agreement with Candriam Luxembourg S.C.A.

The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Candriam Luxembourg S.C.A. (“Candriam Luxembourg”) with respect to the MainStay MacKay Emerging Markets Debt Fund (now known as the MainStay Candriam Emerging Markets Debt Fund) (“Fund”) (the “New Subadvisory Agreement”), is subject to review and approval by the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its March 12-13, 2019 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period, subject to shareholder approval (which was obtained at a shareholder meeting held on June 7, 2019).

In reaching the decisions to approve the repositioning of the Fund (“Repositioning”) and the New Subadvisory Agreement, the Trustees considered information furnished by New York Life Investments and Candriam Luxembourg in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on March 6 and 12-13, 2019, as well as other information furnished to the Board throughout the year as deemed relevant to each Trustee. The Board also considered information provided by Candriam Luxembourg in response to requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments at meetings held on March 6 and 12-13, 2019. The Board also considered information provided on the fees charged to other investment advisory clients of Candriam Luxembourg that follow investment strategies similar to those proposed for the Fund, as repositioned, and the rationale for any differences in the Fund’s subadvisory fees and the fees charged to those other investment advisory clients. The Independent Trustees also met in executive session with their independent legal counsel and met with senior management of New York Life Investments without other representatives of New York Life Investments present to discuss and consider matters relating to the Repositioning and the New Subadvisory Agreement.

The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with MacKay Shields LLC (“MacKay Shields”) with respect to the Fund, including that the subadvisory fee schedule to be paid by New York Life Investments to Candriam Luxembourg under the New Subadvisory Agreement is the same as the subadvisory fee schedule paid by New York Life Investments to MacKay Shields under the then-current subadvisory agreement. The Board also noted that both MacKay Shields and Candriam Luxembourg are subsidiaries of New York Life Insurance Company.

In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below, and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by Candriam Luxembourg; (ii) the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of a fund managed by Candriam Luxembourg that pursues strategies similar to those of the Fund, as repositioned; (iii) the costs and profitability relating to New York Life Investments’ and its affiliates’ relationships with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit the Fund shareholders; and (v) the reasonableness of the Fund’s proposed fees, including the subadvisory fees to be paid by New York Life Investments to Candriam Luxembourg, particularly as compared to a similar fund managed by Candriam Luxembourg, and management fees compared to third-party “peer funds.” Although the Board recognized that the comparisons between the proposed subadvisory fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the proposed subadvisory fees and estimated overall total ordinary operating expenses as compared to these “peer funds.”

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Board in connection with its consideration of the Repositioning and the New Subadvisory Agreement, as well as other information provided to the Trustees throughout the year, as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Candriam Luxembourg. The Board took note of New York Life Investments’ belief that Candriam Luxembourg, with its resources and historical investment performance track record for strategies similar to those of the Fund, as repositioned, is well qualified to serve as the Fund’s subadvisor. The Board also considered information about the potential costs of the Repositioning and associated tax considerations. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available, and that these shareholders, having had the opportunity to consider other investment options, would have chosen to invest in or remain invested in the Fund. A summary of the factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by Candriam Luxembourg

In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as

38	MainStay MacKay Emerging Markets Debt Fund

manager of the Fund, noting that New York Life Investments is responsible for supervising the Fund’s subadvisor. The Board examined the nature, extent and quality of the proposed investment advisory services that Candriam Luxembourg would provide to the Fund. Further, the Board evaluated the following with regard to Candriam Luxembourg:

•	experience in providing investment advisory services with respect to emerging markets debt strategies;

•	experience in serving as advisor to a non-U.S. fund with similar strategies as those of the Fund, as repositioned (the “Candriam Luxembourg Portfolio”), and the performance track record of the Candriam Luxembourg Portfolio;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Candriam Luxembourg;

•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund;

•	portfolio construction, risk management and overall processes;

•	experience and qualifications of the Fund’s proposed portfolio managers, the number of accounts managed by the portfolio managers and Candriam Luxembourg’s compensation structure for the portfolio managers; and

•	overall reputation, financial condition and assets under management.

Although Candriam Luxembourg has not previously advised a fund registered under the 1940 Act, the Board noted that Candriam Luxembourg is affiliated with New York Life Investments and other subadvisors to funds registered under the 1940 Act and will have the opportunity to benefit from the legal, compliance and control infrastructure and other relevant capabilities of its affiliates. The Board also considered Candriam Luxembourg’s track record, experience, and reputation with respect to emerging market debt strategies. Based on these and other considerations deemed relevant to each Trustee, the Board concluded, within the context of its overall determinations regarding the Repositioning and the New Subadvisory Agreement, that the Fund is likely to benefit from the nature, extent and quality of investment advisory services to be provided by Candriam Luxembourg as a result of Candriam Luxembourg’s experience, personnel, operations and resources, particularly with respect to strategies similar to those pursued by the Fund, as repositioned.

Investment Performance

In connection with the Board’s consideration of the Repositioning and the New Subadvisory Agreement, the Board evaluated investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus, with a greater emphasis generally placed on longer-term performance. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered the performance of the Candriam Luxembourg Portfolio over various periods ending January 31, 2019, noting that the Candriam Luxembourg Portfolio performed in the fourth decile of its Morningstar peer group for the year-to-date and 3-year periods, seventh decile for the 1-year period, and first decile for the 5- and 10-year periods.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance and other alternatives to the Repositioning and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken to seek to enhance Fund investment performance and discussions between the Fund’s then-current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Candriam Luxembourg’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund, as repositioned, was not available.

The Board evaluated the Fund’s proposed portfolio management team as well as the Fund’s proposed portfolio managers, investment process, strategies and risks. The Board noted that Candriam Luxembourg currently manages the Candriam Luxembourg Portfolio, which has investment strategies similar to those of the Fund, as repositioned, and other emerging markets debt strategies. The Board considered the historical performance of the Candriam Luxembourg Portfolio, which has been managed, in part, by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by Candriam Luxembourg.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning and the New Subadvisory Agreement, that the selection of Candriam Luxembourg as the subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Candriam Luxembourg

The Board considered the estimated costs of the services to be provided by Candriam Luxembourg under the New Subadvisory Agreement and the anticipated profitability of New York Life Investments and its affiliates due to their relationships with the Fund and with respect to the New Subadvisory Agreement. Because Candriam Luxembourg (like MacKay Shields) is an affiliate of New York Life Investments whose subadvisory fees would be paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and Candriam Luxembourg in the aggregate.

The Board also considered, among other factors, investments by Candriam Luxembourg and its affiliates in personnel, systems, equipment and other resources and infrastructure to support and manage the

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of Candriam Luxembourg and acknowledged that Candriam Luxembourg must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for Candriam Luxembourg to provide high-quality services to the Fund. The Board considered the impact that the engagement of Candriam Luxembourg might have on the overall profitability of the Fund to New York Life Investments and its affiliates, and noted that MacKay Shields is also affiliated with New York Life Investments.

The Board also considered certain fall-out benefits that may be realized by Candriam Luxembourg due to its relationship with the Fund, including reputational and other indirect benefits.

The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Candriam Luxembourg that a portion of the holdings of the Fund would be sold to align the Fund’s holdings with the strategies that would be pursued by Candriam Luxembourg. Additionally, the Board considered New York Life Investments’ representation that Candriam Luxembourg would seek to minimize potential indirect costs, such as market impact and costs and tax considerations, associated with the Repositioning. The Board also considered that the Fund would bear the costs of the Repositioning, but that New York Life Investments will bear 100% of the direct expenses relating to the special shareholder meeting, including the preparation, distribution, solicitation, and tabulation of the proxy and costs related to the necessary prospectus supplements.

After evaluating the information deemed relevant by each Trustee, the Board concluded, within the context of its overall determinations regarding the Repositioning and the New Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund, were not excessive.

Subadvisory Fees and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the New Subadvisory Agreement and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Candriam Luxembourg (like MacKay Shields) would be paid by New York Life Investments, not the Fund. The Board also considered the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on the fees and expenses of “peer funds” and information provided by Candriam Luxembourg concerning the fees charged to other investment advisory clients, including a fund with an investment objective similar to the Fund, as repositioned. The Board also considered the Fund’s contractual management and subadvisory fee schedules and noted that the subadvisory fee schedule to be paid by New York Life Investments to Candriam Luxembourg under the New Subadvisory Agreement is the same as the subadvisory fee schedule paid by New York Life Investments to MacKay Shields under the then-current subadvisory agreement. In addition, the Board noted the proposed elimination of the fund accounting services fee from the management agreement and the proposed expense limitation agreement for the Fund, as repositioned.

After considering all of the factors outlined above, the Board concluded that the Fund’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning, support a conclusion that the estimated total ordinary operating expenses are reasonable.

Extent to Which Economies of Scale May be Realized if the Fund Grows

The Board considered whether the Fund’s proposed expense structure would permit economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing the Fund’s proposed management and subadvisory fee breakpoint schedules.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning and the New Subadvisory Agreement, that the Fund’s proposed expense structure would appropriately reflect economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and, subject to shareholder approval, the New Subadvisory Agreement.

40	MainStay MacKay Emerging Markets Debt Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

41

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1738550 MS065-19	MSEMD10-06/19 (NYLIM) NL218

MainStay Income Builder Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	1.38 7.28%	0.73 6.59%	3.39 4.57%	9.09 9.71%	1.01 1.01%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	1.36 7.26	0.59 6.45	3.25 4.42	8.84 9.46	1.14 1.14
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	12/29/1987	1.81 6.81	0.66 5.66	3.30 3.64	8.65 8.65	1.89 1.89
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	5.82 6.82	4.62 5.62	3.64 3.64	8.64 8.64	1.89 1.89
Class I Shares	No Sales Charge		1/2/2004	7.45	6.85	4.84	9.99	0.76
Class R2 Shares	No Sales Charge		2/27/2015	7.23	6.49	3.88	N/A	1.11
Class R3 Shares	No Sales Charge		2/29/2016	7.16	6.23	8.00	N/A	1.36
Class R6 Shares	No Sales Charge		2/28/2018	7.51	6.96	5.84	N/A	0.66

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI World Index[4]	8.83%	6.48%	7.31%	11.58%
Bloomberg Barclays U.S. Aggregate Bond Index[5]	5.49	5.29	2.57	3.72
Blended Benchmark Index[6]	7.36	6.17	5.09	7.84
Morningstar World Allocation Category Average[7]	5.99	1.46	3.18	7.86

4.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,072.80	$5.24	$1,019.74	$5.11	1.02%

Investor Class Shares	$1,000.00	$1,072.60	$5.96	$1,019.04	$5.81	1.16%

Class B Shares	$1,000.00	$1,068.10	$9.79	$1,015.32	$9.54	1.91%

Class C Shares	$1,000.00	$1,068.20	$9.79	$1,015.32	$9.54	1.91%

Class I Shares	$1,000.00	$1,074.50	$3.96	$1,020.98	$3.86	0.77%

Class R2 Shares	$1,000.00	$1,072.30	$5.75	$1,019.24	$5.61	1.12%

Class R3 Shares	$1,000.00	$1,071.60	$7.04	$1,018.00	$6.85	1.37%

Class R6 Shares	$1,000.00	$1,075.10	$3.45	$1,021.47	$3.36	0.67%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association, 1.00%–5.00%, due 12/30/30–2/1/49

2.	Federal Home Loan Mortgage Corporation, 2.50%–5.00%, due 6/15/40–3/1/49

3.	United States Treasury Bonds, 3.00%–4.50%, due 2/15/36–2/15/49

4.	Bank of America Corp., 2.738%–8.57%, due 6/17/19–4/19/26

5.	Morgan Stanley, 3.125%–7.25%, due 7/15/19–4/1/32
6.	Government National Mortgage Association, 3.00%–6.50%, due 4/15/29–4/20/49

7.	AT&T, Inc.

8.	Verizon Communications, Inc.

9.	Altria Group, Inc.

10.	United States Treasury Inflation–Indexed Notes, 0.75%–0.875%, due 7/15/28–1/15/29

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Dan Roberts, PhD, Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Income Builder Fund returned 7.45%, underperforming the 8.83% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares outperformed the 5.49% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Fund’s secondary benchmark, and the 7.36% return of the Blended Benchmark Index, which is an additional benchmark of the Fund. For the six months ended April 30, 2019, Class I shares of the Fund outperformed the 5.99% return of the Morningstar World Allocation Category Average.1

Were there any changes to the Fund during the reporting period?

Effective December 31, 2018, Louis Cohen no longer served as a portfolio manager of the fixed-income portion of the Fund. Dan Roberts, Stephen Cianci and Neil Moriarty continue to manage the fixed-income portion of the Fund. For more information about this change refer to the supplement dated October 18, 2018.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Fund used equity futures to increase the Fund’s equity beta.2 This position enhanced returns. Over the same period, the fixed-income portion of the Fund also used currency forwards to hedge currency exposure, which also positively affected the Fund’s performance.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The Fund provided a positive return for the six months ended April 30, 2019, but trailed the return of the MSCI World Index. In the equity portion of the Fund, relative performance was negatively affected by overweight exposure to the telecommunications industry, which lagged the broader communication services sector during the reporting period. Stock selection in consumer staples also detracted from relative performance as the markets reacted to proposed regulatory changes and remained concerned over parts of the sector’s longer-term growth prospects.

During the reporting period, which sectors and countries were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors and countries were particularly weak?

During the reporting period, the strongest positive sector contributors to the performance of the equity portion of the Fund relative to the MSCI World Index included financials, utilities and health care. (Contributions take weightings and total returns into account.) Favorable stock selection made financials the Fund’s strongest-contributing sector relative to the MSCI World Index. Over the same period, the communication services and consumer staples sectors were the largest detractors from the relative performance of the equity portion of the Fund, followed by industrials. Specifically, stock selection in communication services and consumer staples hindered relative performance. During the reporting period, the strongest positive country contributions to the performance of the equity portion of the Fund relative to the MSCI World Index came from holdings in Japan and Italy, while U.S. and U.K. holdings detracted.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Micro Focus and Cisco Systems topped the list of positive individual contributors to the absolute performance of the equity portion of the Fund during the reporting period. Micro Focus is a global provider of enterprise software solutions. Shares rose on strong full-year results, with sales displaying an improving cadence and showing signs that the company was rebuilding its product pipeline. In our opinion, management also provided a solid roadmap for its integration of Hewlett Packard Enterprises, which the company had earlier acquired. In our opinion, Micro Focus pays a well-covered dividend, is executing on its share repurchase program and has recommitted to returning proceeds from the pending divestiture of its Suse portfolio to shareholders. Cisco is the world’s largest supplier of routers and switches. Cisco’s return to top-line growth, facilitated by its strong product portfolio and adoption of a subscription service

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

model, pushed shares higher. The company’s subscription service, in tandem with its latest generation networking hardware, helped it capture market share. We believe the expanded penetration of its software services, along with the company’s success in broadening its product portfolio, drove Cisco’s recent results. The company has a policy of returning in excess of 50% of cash generation through a progressive dividend and share repurchases.

The most significant detractors from the absolute performance of the equity portion of the Fund included Altria and CenturyLink. Shares of domestic tobacco producer Altria declined as investors digested an announcement in late 2018 that the FDA intended to seek a nationwide ban on menthol cigarettes along with restrictions on the sale of flavored electronic cigarettes. However, the potential ban faced a lengthy rule-making process. We believe that the company continues to drive growth with strong cigarette pricing and a disciplined approach to cost controls, while consistently returning cash to shareholders through growing dividends. The Fund retained its position in Altria as of the end of the reporting period. CenturyLink is a provider of networking services, including fixed-line telephone, Internet, cable TV and IT data services. The company posted solid full-year results, achieving targeted synergy savings from its acquisition of competitor Level 3 faster than anticipated. Shares, however, were pressured by a change in capital management strategy that caused investors to reexamine CenturyLink’s longer-term growth projections. Specifically, company management decided to adjust their capital priorities, announcing that they would reduce the dividend paid to shareholders and concentrate on a three-year debt reduction plan. As a result, the Fund sold its position in CenturyLink.

What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?

During the reporting period, the equity portion of the Fund purchased new positions in Takeda Pharmaceutical and Samsung Electronics. Takeda is a Japan-based pharmaceutical company that develops, manufactures, markets and sells prescription drugs, as well as vaccines. The company recently completed its acquisition of Shire, a global biotech company specializing in rare diseases and plasma-derived therapies. The combined company generates approximately half of its revenues in the United States and more than three-quarters of its revenues outside of Japan. Therapeutic areas of focus include oncology, gastroenterology, neuroscience, rare diseases and plasma-derived therapies. Cash-flow growth drivers include marketed drugs, such as Ninlaro in oncology and Entyvio in gastroenterology, cost synergies from the integration of Shire, interest expense reduction, and potential contributions from pipeline drugs, such as Takeda’s dengue vaccine. We believe that Takeda pays an attractive and well-covered dividend, and plans to aggressively repay debt related to the Shire acquisition over the next few years. Samsung Electronics is a leading manufacturer of mobile devices, display technology, DRAM and NAND memory, and consumer electronics. Along with developing and building its own semiconductors, the company also provides foundry services to third parties. Samsung’s cash flow growth is driven by the rising global demand for digital memory, the widespread adoption of ever-higher-quality screen technologies and the increasing penetration of semiconductor content into an expanding number of devices. The company has committed to returning 50% of free cash flow back to shareholders with roughly half returned through its dividend and the other half through share repurchases.

Significant positions sold from the equity portion of the Fund during the reporting period included Kraft Heinz and Qualcomm. While Kraft Heinz, a North American packaged food and beverage company continues to make progress in addressing industry challenges, we found it prudent to sell the Fund’s holdings when the company took a write-down on two key brands and abruptly reduced the dividend it pays to shareholders in favor of strengthening the balance sheet for further industry consolidation. In the case of Qualcomm, a market leader in 3G, 4G and next gen wireless technologies, we believed an antitrust lawsuit filed against the company by the Federal Trade Commission put Qualcomm’s business model at risk. We chose to sell the Fund’s holdings in advance of a ruling that could potentially undermine the company’s stock price.

How did sector and country weightings change in the equity portion of the Fund during the reporting period?

During the reporting period, the most substantial sector weighting increases in the equity portion of the Fund compared with the MSCI World Index were in industrials and information technology, while the most substantial sector weighting reductions were in consumer staples and utilities. Over the same period, the most substantial country weighting increases in the equity portion of the Fund were in the United States, Germany and Italy, while the most notable reductions were in the U.K. and Spain. Sector and country allocations in the equity portion of the Fund are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.

How was the equity portion of the Fund positioned at the end of the reporting period?

At the end of the reporting period, the largest sectors within the equity portion of the Fund were financials and utilities, while the

10	MainStay Income Builder Fund

smallest sectors were materials and real estate. At the end of the same period, relative to the MSCI World Index, the equity portion of the Fund held its most overweight allocations to utilities, a defensive sector that is typically more heavily represented in the Fund, and its most significant underweight allocations to the information technology and consumer discretionary sectors.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

In the fourth quarter of 2018, Treasury bond yields declined and credit spreads3 widened as investors speculated that further tightening by the Federal Reserve Board (Fed) in 2019 might push the economy into a recession. At the beginning of the first quarter of 2019, the Fed concluded the benchmark federal funds rate had risen to a level consistent with its policy objectives, noting that more modest declines on the long end of the yield curve4 reflected restrained inflation, trade policy in flux and aggregate demand failing to pressure resource capacity. Stocks rallied on the Fed’s revised stance, reflecting cautious optimism regarding the durability of the current business cycle. Swayed by similar effects, corporate bond spreads tightened during the remainder of the reporting period, as did spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities). In this environment, the fixed-income portion of the Fund underperformed relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

What was the Fund’s duration5 strategy during the reporting period?

During the reporting period, the Fund’s strategy was to keep duration in line with the Bloomberg Barclays U.S. Aggregate Bond Index as a buffer to the equity exposure of the overall Fund. At the end of the same period, the Fund’s duration was about 5.7 years.

During the reporting period, which sectors were the strongest positive contributors to relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?

Spread product, specifically high-yield and emerging-market debt, performed well during the reporting period and contributed positively to the performance of the fixed-income portion of the Fund relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Emerging markets benefited from renewed risk appetites sparked by dovish central banks. The Fund’s investment process favored a modest exposure to relatively conservative positions in state-backed businesses and higher-quality corporates. Securitized assets, including residential mortgage-backed securities (RMBS) and consumer-related asset-backed securities (ABS), though positive for the reporting period, lagged the overall return of the market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. These securities are generally higher rated and shorter duration in nature.

What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?

In general terms, as credit spreads narrowed during the reporting period and the compensation for “risk” compressed, we reduced the exposure of the fixed-income portion of the Fund to credit in the form of high-yield bonds and bank loans. At the same time, we methodically added securitized assets—such as ABS, RMBS and commercial mortgage-backed securities (CMBS) into the equity portion of the Fund, both to reduce volatility and for diversification purposes.

How did the sector weightings in the fixed-income portion of the Fund change during the reporting period?

During the reporting period, the fixed-income portion of the Fund trimmed its weightings to both high-yield bonds and bank loans while selectively adding securitized assets, such as ABS and CMBS. Additionally, as spreads narrowed, the fixed-income portion of the Fund shifted its investment-grade corporate positions to the front end of the yield curve to reduce volatility.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fixed-income portion of the Fund finished the reporting period with overweight exposure to high-yield credit, bank loans and investment-grade credit, and underweight exposure to U.S. Treasury bonds and agency mortgage-backed securities.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

5.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 52.7%† Asset-Backed Securities 1.4%
Auto Floor Plan Asset-Backed Securities 0.4%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$2,395,000	$2,482,046
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class A 3.107% (1 Month LIBOR + 0.63%), due 9/25/23 (a)(b)	2,895,000	2,901,105

		5,383,151

Automobile Asset-Backed Securities 0.3%
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A4 3.15%, due 7/22/24	2,450,000	2,487,015
World Omni Auto Receivables Trust Series 2019-A, Class A3 3.04%, due 5/15/24	1,695,000	1,711,344

		4,198,359

Credit Cards 0.1%
Discover Card Execution Note Trust Series 2019-A1, Class A1 3.04%, due 7/15/24	1,745,000	1,768,244

Home Equity 0.1%
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (c)	69,016	69,926
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.132%, due 2/25/34 (c)	392,231	392,821
Equity One Mortgage Pass-Through Trust Series 2003-3, Class AF4 5.495%, due 12/25/33 (c)	138,647	139,332
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 2.577% (1 Month LIBOR + 0.10%), due 3/25/47 (a)	409,330	284,221
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 2.527% (1 Month LIBOR + 0.05%), due 11/25/36 (a)	599,441	278,063
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.68%, due 6/25/33 (c)	69,033	69,878

		1,234,241

	Principal Amount	Value
Other Asset-Backed Securities 0.5%
American Tower Trust I Series 2013, Class 2A 3.07%, due 3/15/48 (b)	$2,160,000	$2,153,411
Daimler Trucks Retail Trust Series 2019-1, Class A3 2.77%, due 8/15/22 (b)	2,165,000	2,166,388
Verizon Owner Trust
Series 2018-1A, Class A1A 2.82%, due 9/20/22 (b)	1,895,000	1,900,541
Series 2019-A, Class A1A 2.93%, due 9/20/23	1,880,000	1,896,689

		8,117,029

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.971% (3 Month LIBOR + 0.32%), due 5/25/29 (a)	145,953	145,543

Total Asset-Backed Securities (Cost $20,810,392)		20,846,567

Corporate Bonds 31.2%
Aerospace & Defense 0.2%
Harris Corp. 4.40%, due 6/15/28	2,215,000	2,335,769

Agriculture 0.3%
Altria Group, Inc. 3.80%, due 2/14/24	3,260,000	3,320,799
JBS Investments II GmbH 7.00%, due 1/15/26 (Austria) (b)	1,170,000	1,217,385
Reynolds American, Inc. 8.125%, due 6/23/19 (United Kingdom)	255,000	256,884

		4,795,068

Airlines 0.9%
American Airlines Group, Inc. 4.625%, due 3/1/20 (b)	3,700,000	3,722,237
American Airlines, Inc.
Series 2016-2, Class AA, Pass Through Trust 3.20%, due 6/15/28	611,660	597,469
Series 2015-2, Class AA, Pass Through Trust 3.60%, due 9/22/27	857,922	861,182
Series 2016-2, Class AA, Pass Through Trust 3.65%, due 6/15/28	215,880	212,361
Continental Airlines, Inc. Series 2009-2, Class 2, Pass Through Trust 7.25%, due 11/10/19	1,312,464	1,337,269

12	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
Delta Air Lines, Inc. Series 2019-1, Class AA 3.204%, due 4/25/24	$2,355,000	$2,387,802
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 10/1/24	1,521,086	1,653,117
Series 2010-1, Class A 6.25%, due 4/22/23	725,290	781,573
United Airlines, Inc. Series 2007-1 6.636%, due 7/2/22 Pass Through Trust	1,324,149	1,396,315

		12,949,325

Auto Manufacturers 0.9%
Daimler Finance North America LLC 3.288% (3 Month LIBOR + 0.55%), due 5/4/21 (Germany) (a)(b)	2,400,000	2,400,974
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	366,249
General Motors Financial Co., Inc.
3.15%, due 6/30/22	900,000	893,724
3.20%, due 7/13/20	1,800,000	1,805,808
3.45%, due 4/10/22	3,800,000	3,818,519
Toyota Motor Credit Corp. 2.785% (3 Month LIBOR + 0.17%), due 9/18/20 (a)	4,620,000	4,623,003

		13,908,277

Banks 8.2%
Bank of America Corp.
2.738%, due 1/23/22 (d)	3,260,000	3,249,239
3.004%, due 12/20/23 (d)	1,794,000	1,786,677
3.458%, due 3/15/25 (d)	1,700,000	1,717,007
3.499%, due 5/17/22 (d)	4,490,000	4,540,416
3.50%, due 4/19/26	415,000	418,761
4.20%, due 8/26/24	2,615,000	2,713,251
5.125%, due 6/17/19 (d)(e)	575,000	575,382
6.30%, due 3/10/26 (d)(e)	2,085,000	2,277,863
8.57%, due 11/15/24	485,000	603,067
Barclays PLC 2.75%, due 11/8/19 (United Kingdom)	936,000	934,230
BB&T Corp.
3.05%, due 6/20/22	1,670,000	1,680,471
5.25%, due 11/1/19	2,395,000	2,423,024
Citibank N.A.
2.125%, due 10/20/20	4,590,000	4,551,412
3.40%, due 7/23/21	3,585,000	3,637,397

	Principal Amount	Value
Banks (continued)
Citigroup, Inc.
3.352%, due 4/24/25 (d)	$2,565,000	$2,578,058
3.668%, due 7/24/28 (d)	1,180,000	1,183,234
3.98%, due 3/20/30 (d)	2,370,000	2,413,383
4.05%, due 7/30/22	105,000	108,405
5.30%, due 5/6/44	1,200,000	1,344,507
6.625%, due 6/15/32	770,000	954,765
6.875%, due 6/1/25	1,715,000	2,007,343
Citizens Financial Group, Inc. 4.30%, due 12/3/25	3,405,000	3,510,659
Discover Bank 8.70%, due 11/18/19	1,064,000	1,096,163
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (d)	880,000	872,874
2.908%, due 6/5/23 (d)	800,000	793,256
3.50%, due 11/16/26	1,085,000	1,069,716
3.854% (3 Month LIBOR + 1.17%), due 5/15/26 (a)	2,245,000	2,225,671
5.25%, due 7/27/21	805,000	846,409
6.75%, due 10/1/37	829,000	1,023,094
Huntington Bancshares, Inc. 3.15%, due 3/14/21	3,535,000	3,557,092
JPMorgan Chase & Co. (d)
3.207%, due 4/1/23	3,915,000	3,940,487
3.54%, due 5/1/28	2,970,000	2,965,921
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	1,633,000	1,675,232
4.65%, due 3/24/26	3,090,000	3,160,493
Morgan Stanley
3.125%, due 1/23/23	4,435,000	4,452,306
3.875%, due 1/27/26	465,000	476,537
4.875%, due 11/1/22	1,125,000	1,191,035
5.00%, due 11/24/25	2,855,000	3,085,889
5.45%, due 7/15/19 (d)(e)	1,890,000	1,892,363
7.25%, due 4/1/32	3,490,000	4,680,798
PNC Bank N.A. 2.55%, due 12/9/21	2,185,000	2,179,741
PNC Financial Services Group, Inc.
3.45%, due 4/23/29	3,070,000	3,089,767
6.70%, due 6/10/19	1,195,000	1,199,943
Royal Bank of Scotland Group PLC (United Kingdom)
4.892%, due 5/18/29 (d)	1,935,000	2,022,390
6.00%, due 12/19/23	190,000	204,182
Santander Holdings USA, Inc. 2.65%, due 4/17/20	3,875,000	3,864,977
Santander UK Group Holdings PLC (United Kingdom)
3.571%, due 1/10/23	2,230,000	2,237,663
3.823%, due 11/3/28 (d)	1,640,000	1,610,429

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
State Street Corp. 2.55%, due 8/18/20	$2,605,000	$2,603,304
Toronto-Dominion Bank 3.15%, due 9/17/20 (Canada)	4,255,000	4,285,946
U.S. Bank N.A. 2.931% (3 Month LIBOR + 0.29%), due 5/21/21 (a)	2,655,000	2,657,425
Wachovia Corp. 5.50%, due 8/1/35	315,000	357,482
Wells Fargo & Co. 4.90%, due 11/17/45	55,000	58,988
Wells Fargo Bank N.A.
2.40%, due 1/15/20	1,875,000	1,871,393
2.60%, due 1/15/21	2,595,000	2,589,539
3.55%, due 8/14/23	1,815,000	1,860,962
5.85%, due 2/1/37	140,000	170,440
Westpac Banking Corp. 4.875%, due 11/19/19 (Australia)	5,200,000	5,260,524

		122,338,982

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.15%, due 1/23/25	635,000	663,160
4.75%, due 1/23/29	1,275,000	1,365,153
Constellation Brands, Inc. 2.00%, due 11/7/19	2,000,000	1,991,460
Diageo Capital PLC 2.923% (3 Month LIBOR + 0.24%), due 5/18/20 (United Kingdom) (a)	2,420,000	2,422,299

		6,442,072

Biotechnology 0.5%
Biogen, Inc. 3.625%, due 9/15/22	3,480,000	3,544,157
Celgene Corp. 3.625%, due 5/15/24	3,600,000	3,658,992

		7,203,149

Building Materials 0.5%
Cemex S.A.B. de C.V. 3.125%, due 3/19/26 (Mexico) (b)	EUR 4,255,000	4,878,835
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	$ 2,580,000	2,628,375

		7,507,210

Chemicals 0.6%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (France) (b)	1,725,000	1,686,596
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (Netherlands) (b)	4,275,000	4,189,500

	Principal Amount	Value
Chemicals (continued)
Huntsman International LLC 4.50%, due 5/1/29	$1,862,000	$1,872,541
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (Mexico) (b)	1,800,000	1,764,000

		9,512,637

Commercial Services 0.3%
Herc Rentals, Inc. 7.75%, due 6/1/24 (b)(f)	1,482,000	1,574,180
Service Corp. International 5.375%, due 1/15/22	3,600,000	3,631,500

		5,205,680

Computers 0.6%
Apple, Inc. 2.75%, due 1/13/25	1,990,000	1,980,426
Dell International LLC 5.30%, due 10/1/29 (b)	2,145,000	2,211,066
Hewlett Packard Enterprise Co. 2.10%, due 10/4/19 (b)	1,910,000	1,904,196
International Business Machines Corp. 7.00%, due 10/30/25	2,050,000	2,524,490

		8,620,178

Cosmetics & Personal Care 0.2%
Unilever Capital Corp. 1.80%, due 5/5/20 (United Kingdom)	3,100,000	3,075,235

Diversified Financial Services 1.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
4.45%, due 12/16/21	1,465,000	1,504,927
4.625%, due 10/30/20	4,265,000	4,360,745
Air Lease Corp.
2.125%, due 1/15/20	1,950,000	1,940,107
2.75%, due 1/15/23	1,850,000	1,814,847
3.50%, due 1/15/22	890,000	899,065
4.25%, due 9/15/24	1,185,000	1,221,828
Ally Financial, Inc. 8.00%, due 11/1/31	230,000	294,400
Capital One Bank USA N.A. 8.80%, due 7/15/19	2,070,000	2,094,458
Capital One Financial Corp. 4.20%, due 10/29/25	435,000	447,818
Caterpillar Financial Services Corp.
2.864% (3 Month LIBOR + 0.18%), due 5/15/20 (a)	2,275,000	2,277,758
2.90%, due 3/15/21	4,990,000	5,014,212
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,528,792

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
International Lease Finance Corp. 6.25%, due 5/15/19	$1,074,000	$1,075,230
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	940,000	957,559
Springleaf Finance Corp. 6.125%, due 3/15/24	540,000	569,700

		26,001,446

Electric 1.4%
AEP Transmission Co. LLC 3.10%, due 12/1/26	2,350,000	2,325,788
CMS Energy Corp.
3.875%, due 3/1/24	1,540,000	1,579,929
5.05%, due 3/15/22	1,220,000	1,288,277
Connecticut Light & Power Co. 4.00%, due 4/1/48	1,145,000	1,182,115
Consolidated Edison, Inc. 2.00%, due 3/15/20	1,205,000	1,197,341
Duquesne Light Holdings, Inc. (b)
3.616%, due 8/1/27	2,265,000	2,208,263
6.40%, due 9/15/20	2,590,000	2,699,292
Entergy Louisiana LLC 4.00%, due 3/15/33	2,200,000	2,297,273
Evergy, Inc. 5.292%, due 6/15/22 (c)	1,130,000	1,194,932
Public Service Electric & Gas Co. 3.00%, due 5/15/27	2,235,000	2,217,928
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	869,212
Southern California Edison Co. 3.70%, due 8/1/25	870,000	882,719
WEC Energy Group, Inc. 4.796% (3 Month LIBOR + 2.113%), due 5/15/67 (a)	1,095,000	947,175

		20,890,244

Environmental Controls 0.3%
Republic Services, Inc. 4.75%, due 5/15/23	1,615,000	1,721,226
Waste Management, Inc. 2.40%, due 5/15/23	2,275,000	2,237,890

		3,959,116

Food 1.2%
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (Ireland) (b)	2,899,000	2,884,564
Kroger Co. 1.50%, due 9/30/19	4,100,000	4,079,358
Mondelez International Holdings Netherlands B.V. 1.625%, due 10/28/19 (Netherlands) (b)	2,790,000	2,774,136

	Principal Amount	Value
Food (continued)
Nestle Holdings, Inc. 3.10%, due 9/24/21 (b)	$2,975,000	$3,006,401
Smithfield Foods, Inc. (b)
2.70%, due 1/31/20	1,690,000	1,691,684
3.35%, due 2/1/22	1,575,000	1,547,571
Tyson Foods, Inc. 3.95%, due 8/15/24	2,255,000	2,328,995

		18,312,709

Gas 0.1%
Southern California Gas Co. 4.30%, due 1/15/49	845,000	894,510

Health Care—Products 0.5%
Becton Dickinson & Co.
2.133%, due 6/6/19	2,700,000	2,697,712
3.70%, due 6/6/27	2,210,000	2,200,697
Stryker Corp. 2.625%, due 3/15/21	3,395,000	3,387,007

		8,285,416

Health Care—Services 0.0%‡
Cigna Holding Co. 4.375%, due 12/15/20	270,000	275,187

Holding Company—Diversified 0.2%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (Hong Kong) (b)	2,620,000	2,558,927

Home Builders 0.6%
Lennar Corp.
4.50%, due 6/15/19	2,400,000	2,401,500
4.50%, due 11/15/19	750,000	751,406
5.875%, due 11/15/24	1,345,000	1,444,194
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,784,375
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, due 6/15/19	1,000,000	998,280

		8,379,755

Insurance 2.2%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	208,671
AXA Equitable Holdings, Inc. 5.00%, due 4/20/48	2,305,000	2,286,137
Jackson National Life Global Funding (b)
2.20%, due 1/30/20	3,580,000	3,567,682
3.081% (3 Month LIBOR + 0.48%), due 6/11/21 (a)	3,660,000	3,673,415

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Liberty Mutual Group, Inc. (b)
4.25%, due 6/15/23	$850,000	$883,033
7.80%, due 3/15/37	255,000	304,725
Lincoln National Corp. 3.625%, due 12/12/26	3,400,000	3,449,301
MassMutual Global Funding II (b)
2.50%, due 10/17/22	3,347,000	3,322,441
2.95%, due 1/11/25	1,105,000	1,098,172
Metropolitan Life Global Funding I 1.75%, due 9/19/19 (b)	2,250,000	2,242,146
Oil Insurance, Ltd. 5.574% (3 Month LIBOR + 2.982%), due 6/30/19 (Bermuda) (a)(b)(e)	1,320,000	1,282,472
Pricoa Global Funding I 2.55%, due 11/24/20 (b)	2,135,000	2,129,399
Principal Life Global Funding II 2.375%, due 11/21/21 (b)	4,070,000	4,020,471
Protective Life Corp. 8.45%, due 10/15/39	1,640,000	2,330,783
Prudential Financial, Inc. 5.625%, due 6/15/43 (d)	1,405,000	1,471,738
Voya Financial, Inc. 3.65%, due 6/15/26	690,000	688,769

		32,959,355

Internet 0.2%
Expedia Group, Inc.
3.80%, due 2/15/28	440,000	433,301
5.00%, due 2/15/26	60,000	64,036
Tencent Holdings, Ltd. (China) (b)
3.595%, due 1/19/28	1,475,000	1,452,967
3.925%, due 1/19/38	1,910,000	1,831,003

		3,781,307

Iron & Steel 0.3%
ArcelorMittal 4.55%, due 3/11/26 (Luxembourg)	2,040,000	2,113,569
Vale Overseas, Ltd. (Brazil)
6.25%, due 8/10/26	1,115,000	1,217,580
6.875%, due 11/21/36	864,000	1,002,672

		4,333,821

Lodging 0.4%
Marriott International, Inc.
2.30%, due 1/15/22	2,450,000	2,410,167
7.15%, due 12/1/19	1,900,000	1,943,481
Sands China, Ltd. (Macao)
4.60%, due 8/8/23	810,000	836,140
5.125%, due 8/8/25	1,310,000	1,382,008

		6,571,796

	Principal Amount	Value
Machinery—Diversified 0.4%
CNH Industrial Capital LLC
4.20%, due 1/15/24	$1,435,000	$1,466,518
4.875%, due 4/1/21	3,945,000	4,064,928
John Deere Capital Corp. 3.65%, due 10/12/23	610,000	632,730

		6,164,176

Media 1.1%
Comcast Corp.
3.45%, due 10/1/21	5,085,000	5,178,578
5.70%, due 7/1/19	4,250,000	4,270,867
Grupo Televisa S.A.B. 6.625%, due 1/15/40 (Mexico)	1,500,000	1,741,560
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	163,765
Sky, Ltd. 3.75%, due 9/16/24 (United Kingdom) (b)	950,000	982,879
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	800,000	938,228
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (b)	2,050,000	2,095,510
Virgin Media Secured Finance PLC 5.25%, due 1/15/26 (United Kingdom) (b)	1,080,000	1,098,587

		16,469,974

Metal Fabricate & Hardware 0.3%
Precision Castparts Corp. 3.25%, due 6/15/25	4,040,000	4,126,328

Mining 0.1%
Anglo American Capital PLC 4.875%, due 5/14/25 (United Kingdom) (b)	1,295,000	1,366,495

Miscellaneous—Manufacturing 0.2%
Textron Financial Corp. 4.419% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	3,540,000	2,867,400

Oil & Gas 0.7%
Cenovus Energy, Inc. 4.25%, due 4/15/27 (Canada) (f)	955,000	960,955
Gazprom Via Gaz Capital S.A. 7.288%, due 8/16/37 (Luxembourg) (b)	2,065,000	2,469,278
Marathon Petroleum Corp. 5.125%, due 12/15/26 (b)	1,260,000	1,361,666

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (Brazil)	$2,715,000	$3,029,397
Valero Energy Corp.
4.00%, due 4/1/29	1,435,000	1,455,400
6.625%, due 6/15/37	1,290,000	1,581,263

		10,857,959

Packaging & Containers 0.3%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (New Zealand)
5.125%, due 7/15/23 (b)	2,700,000	2,739,177
5.75%, due 10/15/20	1,938,215	1,944,030

		4,683,207

Pharmaceuticals 0.5%
Allergan Funding SCS 3.45%, due 3/15/22	2,715,000	2,728,755
Bausch Health Cos., Inc. 5.75%, due 8/15/27 (b)	1,075,000	1,120,150
GlaxoSmithKline Capital PLC 3.043% (3 Month LIBOR + 0.35%), due 5/14/21 (United Kingdom) (a)	3,465,000	3,472,439

		7,321,344

Pipelines 0.7%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19	1,845,000	1,861,004
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	2,995,000	3,008,115
MPLX, L.P. 4.875%, due 6/1/25	100,000	106,478
Southern Natural Gas Co. LLC 4.80%, due 3/15/47 (b)	880,000	869,083
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,740,000	1,860,640
Transcontinental Gas Pipe Line Co. LLC 4.60%, due 3/15/48	2,340,000	2,364,621

		10,069,941

Real Estate Investment Trusts 1.0%
American Tower Corp. 3.375%, due 10/15/26	2,945,000	2,904,832
Crown Castle International Corp.
3.40%, due 2/15/21	2,080,000	2,095,952
5.25%, due 1/15/23	3,510,000	3,768,442
Digital Realty Trust, L.P.
2.75%, due 2/1/23	140,000	137,388
3.70%, due 8/15/27	500,000	498,218

	Principal Amount	Value
Real Estate Investment Trusts (continued)
GLP Capital, L.P. / GLP Financing II, Inc. 4.875%, due 11/1/20	$2,675,000	$2,725,825
Kilroy Realty, L.P. 3.45%, due 12/15/24	2,060,000	2,053,039
Welltower, Inc. 4.00%, due 6/1/25	890,000	919,434

		15,103,130

Retail 0.7%
Alimentation Couche-Tard, Inc. 3.55%, due 7/26/27 (Canada) (b)	2,700,000	2,651,072
CVS Health Corp.
4.00%, due 12/5/23	3,725,000	3,814,223
4.78%, due 3/25/38	1,110,000	1,079,779
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(g)	149,502	156,545
McDonald’s Corp. 3.35%, due 4/1/23	2,875,000	2,932,932

		10,634,551

Semiconductors 0.3%
Broadcom, Inc. 3.125%, due 10/15/22 (b)	2,405,000	2,392,340
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (Netherlands) (b)	1,610,000	1,672,629

		4,064,969

Software 0.2%
salesforce.com, Inc.
3.25%, due 4/11/23	1,300,000	1,327,033
3.70%, due 4/11/28	1,915,000	2,005,585

		3,332,618

Telecommunications 1.7%
AT&T, Inc.
3.777% (3 Month LIBOR + 1.18%), due 6/12/24 (a)	2,005,000	2,013,662
4.35%, due 3/1/29	795,000	821,631
4.90%, due 8/15/37	1,840,000	1,897,796
CommScope Technologies LLC 6.00%, due 6/15/25 (b)	850,000	863,303
CommScope, Inc. 5.00%, due 6/15/21 (b)	3,090,000	3,090,000
Crown Castle Towers LLC 4.241%, due 7/15/28 (b)	2,680,000	2,791,637
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	990,000	993,366
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 3/20/25 (b)	4,170,000	4,248,187

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Telecom Italia Capital S.A. 7.175%, due 6/18/19 (Italy)	$1,930,000	$1,937,720
Telecom Italia S.p.A. 5.303%, due 5/30/24 (Italy) (b)	1,110,000	1,105,837
Telefonica Emisiones SAU (Spain)
5.134%, due 4/27/20	2,425,000	2,478,025
5.462%, due 2/16/21	395,000	412,578
Verizon Communications, Inc. 3.784% (3 Month LIBOR + 1.10%), due 5/15/25 (a)	2,705,000	2,726,829

		25,380,571

Textiles 0.2%
Cintas Corp. No 2 3.70%, due 4/1/27	2,740,000	2,806,856

Transportation 0.1%
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	761,000	778,123

Total Corporate Bonds (Cost $462,960,886)		467,124,813

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP 1,186,000	1,789,834

Total Foreign Bonds (Cost $1,914,056)		1,789,834

Loan Assignments 1.6% (a)
Advertising 0.1%
Outfront Media Capital LLC 2017 Term Loan B 4.479% (1 Month LIBOR + 2.00%), due 3/18/24	$2,200,000	2,195,050

Commercial Services 0.1%
Global Payments, Inc. 2018 Term Loan B3 4.233% (1 Month LIBOR + 1.75%), due 4/21/23	1,313,200	1,311,011

Electronics 0.1%
Worldpay, LLC 2018 1st Lien Term Loan B4 4.181% (1 Week LIBOR + 1.75%), due 8/9/24	765,812	765,238

	Principal Amount	Value
Electronics (continued)
Worldpay, LLC (continued)
2018 1st Lien Term Loan B4 4.223% (1 Month LIBOR + 1.75%), due 8/9/24	$1,451,788	$1,450,699

		2,215,937

Environmental Controls 0.3%
Advanced Disposal Services, Inc. Term Loan B3 4.681% (1 Week LIBOR + 2.25%), due 11/10/23	4,245,711	4,254,024

Hotels, Motels, Inns & Gaming 0.3%
Las Vegas Sands LLC 2018 Term Loan B 4.233% (1 Month LIBOR + 1.75%), due 3/27/25	3,752,100	3,746,824

Household Products & Wares 0.1%
Prestige Brands, Inc. Term Loan B4 4.483% (1 Month LIBOR + 2.00%), due 1/26/24	1,245,793	1,240,187

Media 0.1%
Virgin Media Bristol LLC Term Loan K 4.973% (1 Month LIBOR + 2.50%), due 1/15/26	2,075,000	2,078,891

Software 0.2%
First Data Corp. 2024 Term Loan 4.481% (1 Month LIBOR + 2.00%), due 4/26/24	2,490,979	2,490,807

Telecommunications 0.2%
Level 3 Financing, Inc. 2017 Term Loan B 4.733% (1 Month LIBOR + 2.25%), due 2/22/24	3,175,000	3,175,000

Transportation 0.1%
XPO Logistics, Inc. 2018 Term Loan B 4.483% (1 Month LIBOR + 2.00%), due 2/24/25	1,575,000	1,566,775

Total Loan Assignments (Cost $24,273,317)		24,274,506

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities 3.9%
Agency (Collateralized Mortgage Obligations) 2.2%
Federal Home Loan Mortgage Corporation
REMIC Series 4691, Class HA 2.50%, due 6/15/40	$2,473,912	$2,428,001
REMIC Series 4877, Class AT 3.50%, due 11/15/48 (g)	2,380,000	2,444,260
REMIC Series 4877, Class BE 3.50%, due 11/15/48 (g)	3,168,000	3,238,538
Federal National Mortgage Association
REMIC Series 2019-25, Class PA 1.00%, due 12/30/30 (g)	2,000,000	2,002,600
REMIC Series 2013-77, Class CY 3.00%, due 7/25/43	1,902,000	1,882,621
REMIC Series 2019-13, Class PE 3.00%, due 3/25/49	2,548,100	2,557,056
REMIC Series 2019-13, Class CA 3.50%, due 4/25/49	3,919,170	3,992,059
Government National Mortgage Association
REMIC Series 2018-127, Class PB 3.00%, due 9/20/47	5,318,059	5,327,264
REMIC Series 2019-29, Class AP 3.00%, due 10/20/48	3,470,143	3,459,003
REMIC Series 2019-52, Class JL 3.00%, due 11/20/48 (g)	2,017,000	2,005,781
REMIC Series 2019-43, Class PL 3.00%, due 4/20/49	4,043,000	4,038,825

		33,376,008

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.2%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.707% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	92,827	89,901
BX Commercial Mortgage Trust Series 2018-IND, Class A 3.223% (1 Month LIBOR + 0.75%), due 11/15/35 (a)(b)	2,075,605	2,074,953
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
Series K087, Class A2 3.771%, due 12/25/28	1,485,000	1,576,541
Series K085, Class A2 4.06%, due 10/25/28 (h)	2,445,000	2,650,620
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	812,024	840,844
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class A4 4.166%, due 12/15/46	1,475,000	1,553,914

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
JPMBB Commercial Mortgage Securities Trust Series 2015-C28, Class A4 3.227%, due 10/15/48	$2,400,000	$2,422,892
Wells Fargo Commercial Mortgage Trust (b)(i)
Series 2018-1745, Class A 3.874%, due 6/15/36	3,150,000	3,248,248
Series 2018-AUS, Class A 4.194%, due 7/17/36	3,000,000	3,157,557

		17,615,470

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.89% (1 Year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(b)(g)(j)(k)	379,336	341,554

Whole Loan (Collateralized Mortgage Obligations) 0.5%
Chase Home Lending Mortgage Trust Series 2019-ATR1, Class A4 4.00%, due 4/25/49 (b)(h)	2,830,000	2,881,993
JP Morgan Mortgage Trust (b)(h)
Series 2019-2, Class A4 4.00%, due 8/25/49	2,148,468	2,180,779
Series 2019-3, Class A3 4.00%, due 9/25/49	1,860,000	1,881,797

		6,944,569

Total Mortgage-Backed Securities (Cost $57,789,390)		58,277,601

U.S. Government & Federal Agencies 14.5%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.1%
3.00%, due 12/1/47	6,313,277	6,244,037
3.50%, due 1/1/48	11,603,855	11,749,086
3.50%, due 2/1/48	11,676,056	11,816,586
4.00%, due 2/1/49	1,794,553	1,845,183
4.00%, due 3/1/49	6,051,148	6,220,938
4.50%, due 11/1/48	10,992,555	11,557,381
5.00%, due 12/1/44	4,379,948	4,702,866
5.00%, due 12/1/48	7,043,163	7,437,347

		61,573,424

Federal National Mortgage Association (Mortgage Pass-Through Securities) 5.5%
2.50%, due 12/1/37	3,259,973	3,165,047
3.00%, due 10/1/48	2,382,632	2,364,674

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 3/1/37	$5,350,033	$5,465,351
3.50%, due 2/1/42	3,584,265	3,660,502
3.50%, due 8/1/46	7,909,624	8,036,403
4.00%, due 4/1/48	14,642,440	15,084,772
4.00%, due 5/1/48	5,271,057	5,425,977
4.00%, due 9/1/48	7,433,349	7,696,035
4.00%, due 1/1/49	1,850,071	1,921,445
4.00%, due 2/1/49	2,567,610	2,637,749
4.00%, due 2/1/49	1,517,614	1,559,072
4.50%, due 7/1/48	9,142,293	9,552,607
4.50%, due 1/1/49	10,341,214	10,791,610
5.00%, due 9/1/33	5,206,620	5,585,841

		82,947,085

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.6%
3.50%, due 8/20/47	8,340,622	8,488,119
6.50%, due 4/15/29	12	13
6.50%, due 8/15/29	8	9

		8,488,141

United States Treasury Bonds 3.2%
3.00%, due 2/15/49	19,690,000	19,934,587
3.75%, due 11/15/43	5,715,000	6,563,097
4.375%, due 11/15/39	15,015,000	18,761,125
4.50%, due 2/15/36	1,550,000	1,933,020

		47,191,829

United States Treasury Notes 0.2%
2.625%, due 2/15/29	2,565,000	2,591,151

United States Treasury Inflation—Indexed Notes 0.9% (l)
0.75%, due 7/15/28	4,208,717	4,296,850
0.875%, due 1/15/29	8,608,084	8,868,091

		13,164,941

Total U.S. Government & Federal Agencies (Cost $212,877,381)		215,956,571

Total Long-Term Bonds (Cost $780,625,422)		788,269,892

	Shares
Common Stocks 44.0%
Aerospace & Defense 0.8%
BAE Systems PLC (United Kingdom)	1,046,555	6,741,658
Lockheed Martin Corp.	16,083	5,360,946

		12,102,604

	Shares	Value
Air Freight & Logistics 0.7%
Deutsche Post A.G., Registered (Germany)	166,045	$5,754,698
United Parcel Service, Inc., Class B	39,869	4,234,885

		9,989,583

Auto Components 0.4%
Cie Generale des Etablissements Michelin SCA (France)	50,659	6,542,727

Banks 2.3%
BB&T Corp.	74,754	3,827,405
Commonwealth Bank of Australia (Australia)	69,091	3,629,550
Lloyds Banking Group PLC (United Kingdom)	6,812,867	5,558,706
People’s United Financial, Inc.	222,904	3,854,010
Royal Bank of Canada (Canada)	60,630	4,832,026
Svenska Handelsbanken A.B., Class A (Sweden)	367,655	4,012,513
Wells Fargo & Co.	68,185	3,300,836
Westpac Banking Corp. (Australia)	259,841	5,039,143

		34,054,189

Beverages 0.7%
Coca-Cola Co.	92,423	4,534,273
PepsiCo., Inc.	41,907	5,366,191

		9,900,464

Biotechnology 0.3%
AbbVie, Inc.	61,389	4,873,673

Capital Markets 0.9%
BlackRock, Inc.	8,834	4,286,610
CME Group, Inc.	20,614	3,687,845
Macquarie Group, Ltd. (Australia)	42,134	4,000,909
Singapore Exchange, Ltd. (Singapore)	343,219	1,862,331

		13,837,695

Chemicals 1.5%
BASF S.E. (Germany)	74,481	6,055,665
Dow, Inc. (m)	64,765	3,674,118
DowDuPont, Inc.	68,859	2,647,628
LyondellBasell Industries N.V., Class A	50,708	4,473,967
Nutrien, Ltd. (Canada)	102,617	5,559,789

		22,411,167

Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	10	122

Communications Equipment 0.5%
Cisco Systems, Inc.	145,733	8,153,761

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Construction & Engineering 0.4%
Vinci S.A. (France)	55,726	$5,626,458

Diversified Telecommunication Services 3.5%
AT&T, Inc.	296,752	9,187,442
BCE, Inc. (Canada)	257,546	11,522,959
Deutsche Telekom A.G., Registered (Germany)	586,935	9,817,985
Singapore Telecommunications, Ltd. (Singapore)	1,639,015	3,815,438
TELUS Corp. (Canada)	178,412	6,569,429
Verizon Communications, Inc.	191,643	10,960,063

		51,873,316

Electric Utilities 3.8%
American Electric Power Co., Inc.	68,638	5,871,981
Duke Energy Corp.	126,629	11,538,435
Entergy Corp.	105,788	10,250,857
FirstEnergy Corp.	240,573	10,111,283
PPL Corp.	223,583	6,978,025
SSE PLC (United Kingdom)	274,779	4,100,880
Terna Rete Elettrica Nazionale S.p.A. (Italy)	1,267,426	7,588,211

		56,439,672

Electrical Equipment 0.9%
Eaton Corp. PLC	98,766	8,179,800
Emerson Electric Co.	81,097	5,757,076

		13,936,876

Equity Real Estate Investment Trusts 1.9%
Iron Mountain, Inc.	205,687	6,680,714
Public Storage	18,575	4,108,418
Unibail-Rodamco-Westfield (France)	40,207	6,910,992
Welltower, Inc.	140,447	10,467,515

		28,167,639

Food Products 0.7%
Nestle S.A., Registered (Switzerland)	53,687	5,166,112
Orkla ASA (Norway) (f)	656,026	5,143,304

		10,309,416

Gas Utilities 0.3%
Naturgy Energy Group S.A. (Spain)	156,078	4,432,448

Hotels, Restaurants & Leisure 0.9%
Las Vegas Sands Corp.	112,639	7,552,445
McDonald’s Corp.	26,730	5,281,046

		12,833,491

Household Durables 0.3%
Leggett & Platt, Inc.	110,998	4,368,881

	Shares	Value
Household Products 0.7%
Kimberly-Clark Corp.	47,344	$6,078,023
Procter & Gamble Co.	48,930	5,210,066

		11,288,089

Industrial Conglomerates 0.5%
3M Co.	17,216	3,262,604
Siemens A.G., Registered (Germany)	33,752	4,040,778

		7,303,382

Insurance 4.2%
Allianz S.E., Registered (Germany)	51,875	12,497,715
Arthur J. Gallagher & Co.	44,626	3,731,626
Assicurazioni Generali S.p.A. (Italy)	357,008	6,927,272
AXA S.A. (France) (f)	487,322	12,978,557
MetLife, Inc.	142,259	6,562,408
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	49,156	12,294,748
SCOR S.E. (France) (f)	89,705	3,658,295
Tokio Marine Holdings, Inc. (Japan) (n)	76,100	3,838,945

		62,489,566

IT Services 0.3%
International Business Machines Corp.	32,846	4,607,308

Media 0.0%‡
ION Media Networks, Inc. (g)(j)(k)(m)(o)	12	7,431

Multi-Utilities 1.8%
Ameren Corp.	67,958	4,945,304
Dominion Energy, Inc.	104,203	8,114,287
National Grid PLC (United Kingdom)	776,992	8,471,347
WEC Energy Group, Inc.	70,223	5,507,590

		27,038,528

Multiline Retail 0.3%
Target Corp.	49,609	3,840,729

Oil, Gas & Consumable Fuels 4.6%
Chevron Corp.	41,001	4,922,580
Enterprise Products Partners, L.P.	285,878	8,184,687
Exxon Mobil Corp.	94,688	7,601,553
Magellan Midstream Partners, L.P.	85,816	5,321,450
Occidental Petroleum Corp.	109,413	6,442,237
Pembina Pipeline Corp. (Canada)	191,472	6,845,942
Royal Dutch Shell PLC, Class A, Sponsored ADR (Netherlands)	158,343	10,059,531
Snam S.p.A. (Italy)	1,860,920	9,469,667
TOTAL S.A. (France)	182,355	10,133,413

		68,981,060

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Personal Products 0.5%
Unilever PLC (United Kingdom)	132,292	$8,034,598

Pharmaceuticals 4.0%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	189,405	7,132,992
GlaxoSmithKline PLC (United Kingdom)	485,677	9,964,703
Johnson & Johnson	33,526	4,733,871
Merck & Co., Inc.	60,709	4,778,406
Novartis A.G., Registered (Switzerland)	85,854	7,011,052
Pfizer, Inc.	208,859	8,481,764
Roche Holding A.G. (Switzerland)	28,769	7,583,643
Sanofi (France) (f)	75,038	6,521,765
Takeda Pharmaceutical Co., Ltd. (Japan) (n)	87,000	3,225,416

		59,433,612

Semiconductors & Semiconductor Equipment 1.3%
Broadcom, Inc.	12,459	3,966,946
Intel Corp.	78,626	4,013,071
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	90,158	3,950,723
Texas Instruments, Inc.	58,479	6,890,581

		18,821,321

Software 0.7%
Micro Focus International PLC (United Kingdom)	199,579	5,043,145
Microsoft Corp.	48,024	6,271,935

		11,315,080

Technology Hardware, Storage & Peripherals 0.3%
Samsung Electronics Co., Ltd., GDR (Republic of Korea) (b)	4,933	4,863,938

Textiles, Apparel & Luxury Goods 0.3%
Hanesbrands, Inc.	234,683	4,240,722

Tobacco 2.5%
Altria Group, Inc.	182,166	9,897,079
British American Tobacco PLC (United Kingdom)	177,802	6,932,430
British American Tobacco PLC, Sponsored ADR (United Kingdom)	63,881	2,504,135
Imperial Brands PLC (United Kingdom)	307,762	9,776,197
Philip Morris International, Inc.	101,808	8,812,501

		37,922,342

Trading Companies & Distributors 0.3%
Watsco, Inc.	26,286	4,165,542

	Shares	Value
Wireless Telecommunication Services 0.9%
Rogers Communications, Inc., Class B (Canada)	117,104	$5,895,846
Vodafone Group PLC (United Kingdom)	4,216,374	7,807,377

		13,703,223

Total Common Stocks (Cost $620,377,113)		657,910,653

Short-Term Investment 1.7%
Affiliated Investment Company 1.7%
MainStay U.S. Government Liquidity Fund, 2.20% (p)	24,722,589	24,722,589

Total Short-Term Investment (Cost $24,722,589)		24,722,589

Investment of Cash Collateral For Securities Loaned 1.3%
Unaffiliated Investment Company 1.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (p)	20,131,775	20,131,775

Total Investment of Cash Collateral For Securities Loaned (Cost $20,131,775)		20,131,775

Total Investments (Cost $1,445,856,899)	99.7%	1,491,034,909
Other Assets, Less Liabilities	0.3	4,626,334
Net Assets	100.0%	$1,495,661,243

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2019.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of April 30, 2019.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2019.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $23,620,074; the total market value of collateral held by the Fund was $25,397,923. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $5,266,148 (See Note 2(M)).

(g)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30,

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

2019, the total market value of the fair valued securities was $10,196,709, which represented 0.7% of the Fund’s net assets.

(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(i)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2019.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(k)	Illiquid security—As of April 30, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of
Trustees was $348,985, which represented less than one-tenth of a percent of the Fund’s net assets.

(l)	Treasury Inflation Protected Security - Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(m)	Non-income producing security.

(n)	Temporarily deemed illiquid due to the extended closure of the Japanese market.

(o)	Restricted security.

(p)	Current yield as of April 30, 2019.

Foreign Currency Forward Contracts

As of April 30, 2019, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	24,110,000	USD	17,938,855	JPMorgan Chase Bank N.A.	5/2/19	$58,192
EUR	58,730,000	USD	65,697,727	JPMorgan Chase Bank N.A.	5/2/19	173,874
GBP	34,260,000	USD	44,326,684	JPMorgan Chase Bank N.A.	5/2/19	348,365
JPY	5,988,000,000	USD	53,949,834	JPMorgan Chase Bank N.A.	8/1/19	199,269
USD	18,217,331	CAD	24,110,000	JPMorgan Chase Bank N.A.	5/2/19	220,285
USD	69,954,511	EUR	60,830,000	JPMorgan Chase Bank N.A.	5/2/19	1,727,549
USD	45,210,866	GBP	34,260,000	JPMorgan Chase Bank N.A.	5/2/19	535,817

Total unrealized appreciation						3,263,351

EUR	2,100,000	USD	2,404,145	JPMorgan Chase Bank N.A.	5/2/19	(48,784)
JPY	5,988,000,000	USD	55,181,108	JPMorgan Chase Bank N.A.	5/7/19	(1,404,141)
USD	17,896,158	CAD	24,000,000	JPMorgan Chase Bank N.A.	8/1/19	(58,775)
USD	66,206,623	EUR	58,730,000	JPMorgan Chase Bank N.A.	8/1/19	(175,467)
USD	44,976,298	GBP	34,600,000	JPMorgan Chase Bank N.A.	8/1/19	(354,430)
USD	53,570,853	JPY	5,988,000,000	JPMorgan Chase Bank N.A.	5/7/19	(206,114)

Total unrealized depreciation						(2,247,711)

Net unrealized appreciation						$1,015,640

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

Futures Contracts

As of April 30, 2019, the Fund held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
2-Year United States Treasury Note	85	June 2019	$18,105,563	$18,105,664	$101
5-Year United States Treasury Note	262	June 2019	30,147,182	30,297,844	150,662
10-Year United States Treasury Note	557	June 2019	68,129,345	68,885,234	755,889
Nikkei 225	575	June 2019	55,478,418	57,709,053	2,230,635
S&P 500 Index Mini	1,125	June 2019	153,882,902	165,853,125	11,970,223
United States Treasury Bond	15	June 2019	2,223,503	2,212,031	(11,472)
United States Treasury Ultra Bond	245	June 2019	39,518,135	40,248,906	730,771

Total Long Contracts					15,826,809

Short Contracts
10-Year United States Treasury Ultra Note	(130)	June 2019	(16,977,153)	(17,131,563)	(154,410)

Total Short Contracts					(154,410)

Net Unrealized Appreciation					$15,672,399

1.	As of April 30, 2019, cash in the amount of $11,394,472 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2019.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

GDR—Global Depositary Receipt

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

USD—United States Dollar

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$20,846,567	$—	$20,846,567
Corporate Bonds	—	467,124,813	—	467,124,813
Foreign Bonds	—	1,789,834	—	1,789,834
Loan Assignments	—	24,274,506	—	24,274,506
Mortgage-Backed Securities (b)	—	57,936,047	341,554	58,277,601
U.S. Government & Federal Agencies	—	215,956,571	—	215,956,571

Total Long-Term Bonds	—	787,928,338	341,554	788,269,892

Common Stocks (c)(d)	650,838,861	7,064,361	7,431	657,910,653
Short-Term Investment
Affiliated Investment Company	24,722,589	—	—	24,722,589
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	20,131,775	—	—	20,131,775

Total Investments in Securities	695,693,225	794,992,699	348,985	1,491,034,909

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	3,263,351	—	3,263,351
Futures Contracts (e)	15,838,281	—	—	15,838,281

Total Other Financial Instruments	15,838,281	3,263,351	—	19,101,632

Total Investments in Securities and Other Financial Instruments	$711,531,506	$798,256,050	$348,985	$1,510,136,541

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(2,247,711)	$—	$(2,247,711)
Futures Contracts (e)	(165,882)	—	—	(165,882)

Total Other Financial Instruments	$(165,882)	$(2,247,711)	$—	$(2,413,593)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $341,554 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	Level 2 securities valued at $7,064,361 are temporarily deemed illiquid due to the extended closure of the Japanese market.

(d)	The Level 3 security valued at $7,431 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2019 (b)
Long-Term Bonds
Loan Assignments
Healthcare, Education & Childcare	$1,627,750	$1,070	$(42,837)	$50,267	$—	$(1,636,250)	$—	$—	$—	$—
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	370,209	—	—	(10,814)	—	(17,841)	—	—	341,554	(12,025)
Common Stocks
Media	7,431	—	—	—	—	—	—	—	7,431	—

Total	$2,005,390	$1,070	$(42,837)	$39,453	$—	$(1,654,091)	$—	$—	$348,985	$(12,025)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,421,134,310) including securities on loan of $23,620,074	$1,466,312,320
Investment in affiliated investment company, at value (identified cost $24,722,589)	24,722,589
Cash collateral on deposit at broker for futures contracts	11,394,472
Cash	5,311,228
Cash denominated in foreign currencies (identified cost $22,956)	22,788
Receivables:
Dividends and interest	9,868,143
Investment securities sold	3,878,576
Fund shares sold	1,943,347
Variation margin on futures contracts	654,115
Securities lending income	20,408
Unrealized appreciation on foreign currency forward contracts	3,263,351
Other assets	99,862

Total assets	1,527,491,199

Liabilities
Payables:
Collateral received for securities on loan	20,131,775
Investment securities purchased	5,250,915
Fund shares redeemed	2,194,535
Manager (See Note 3)	757,167
NYLIFE Distributors (See Note 3)	327,694
Transfer agent (See Note 3)	324,077
Shareholder communication	122,540
Professional fees	54,705
Custodian	41,652
Trustees	2,604
Accrued expenses	15,792
Unrealized depreciation on foreign currency forward contracts	2,247,711
Dividend payable	247,311
Interest expense and fees payable	111,478

Total liabilities	31,829,956

Net assets	$1,495,661,243

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$774,489
Additional paid-in capital	1,416,505,850

1,417,280,339
Total distributable earnings (loss)	78,380,904

Net assets	$1,495,661,243

Class A
Net assets applicable to outstanding shares	$593,282,661

Shares of beneficial interest outstanding	30,863,268

Net asset value per share outstanding	$19.22
Maximum sales charge (5.50% of offering price)	1.12

Maximum offering price per share outstanding	$20.34

Investor Class
Net assets applicable to outstanding shares	$88,761,301

Shares of beneficial interest outstanding	4,613,852

Net asset value per share outstanding	$19.24
Maximum sales charge (5.50% of offering price)	1.12

Maximum offering price per share outstanding	$20.36

Class B
Net assets applicable to outstanding shares	$28,218,108

Shares of beneficial interest outstanding	1,457,500

Net asset value and offering price per share outstanding	$19.36

Class C
Net assets applicable to outstanding shares	$199,212,441

Shares of beneficial interest outstanding	10,309,598

Net asset value and offering price per share outstanding	$19.32

Class I
Net assets applicable to outstanding shares	$483,897,613

Shares of beneficial interest outstanding	24,932,961

Net asset value and offering price per share outstanding	$19.41

Class R2
Net assets applicable to outstanding shares	$3,475,485

Shares of beneficial interest outstanding	180,928

Net asset value and offering price per share outstanding	$19.21

Class R3
Net assets applicable to outstanding shares	$328,972

Shares of beneficial interest outstanding	17,111

Net asset value and offering price per share outstanding	$19.23

Class R6
Net assets applicable to outstanding shares	$98,484,662

Shares of beneficial interest outstanding	5,073,702

Net asset value and offering price per share outstanding	$19.41

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$14,307,309
Dividends-unaffiliated (b)	14,219,395
Dividends-affiliated	492,512
Securities lending	84,041

Total income	29,103,257

Expenses
Manager (See Note 3)	4,482,671
Distribution/Service—Class A (See Note 3)	708,379
Distribution/Service—Investor Class (See Note 3)	106,646
Distribution/Service—Class B (See Note 3)	142,896
Distribution/Service—Class C (See Note 3)	1,008,368
Distribution/Service—Class R2 (See Note 3)	4,327
Distribution/Service—Class R3 (See Note 3)	458
Transfer agent (See Note 3)	947,304
Shareholder communication	86,194
Professional fees	81,468
Registration	74,060
Custodian	56,554
Trustees	18,402
Shareholder service (See Note 3)	1,822
Miscellaneous	39,213

Total expenses before waiver/reimbursement	7,758,762
Expense waiver/reimbursement from Manager (See Note 3)	(15,778)

Net expenses	7,742,984

Net investment income (loss)	21,360,273

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	5,086,214
Futures transactions	(7,914,768)
Foreign currency forward transactions	4,786,405
Foreign currency transactions	(308,528)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	1,649,323

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	51,819,945
Futures contracts	30,545,875
Foreign currency forward contracts	(3,187,533)
Translation of other assets and liabilities in foreign currencies	304,714

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	79,483,001

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	81,132,324

Net increase (decrease) in net assets resulting from operations	$102,492,597

(a)	Interest recorded net of foreign withholding taxes in the amount of $855.

(b)	Dividends recorded net of foreign withholding taxes in the amount of $607,069.

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,360,273	$45,607,528
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	1,649,323	55,605,154
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	79,483,001	(140,448,768)

Net increase (decrease) in net assets resulting from operations	102,492,597	(39,236,086)

Distributions to shareholders:
Class A	(18,178,308)	(32,796,558)
Investor Class	(2,664,573)	(4,533,690)
Class B	(788,641)	(1,563,809)
Class C	(5,601,226)	(10,983,845)
Class I	(15,587,366)	(38,245,609)
Class R2	(111,693)	(211,253)
Class R3	(5,063)	(7,874)
Class R6	(3,141,536)	(1,115,473)

Total distributions to shareholders	(46,078,406)	(89,458,111)

Capital share transactions:
Net proceeds from sale of shares	103,846,238	256,249,660
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	42,051,978	80,255,791
Cost of shares redeemed	(203,999,105)	(533,526,985)

Increase (decrease) in net assets derived from capital share transactions	(58,100,889)	(197,021,534)

Net increase (decrease) in net assets	(1,686,698)	(325,715,731)

Net Assets
Beginning of period	1,497,347,941	1,823,063,672

End of period	$1,495,661,243	$1,497,347,941

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$18.51	$19.97	$18.30	$18.79	$20.51	$19.83

Net investment income (loss) (a)	0.28	0.52	0.48	0.58	0.68	0.82

Net realized and unrealized gain (loss) on investments	1.00	(1.04)	1.83	(0.17)	(0.98)	0.96

Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.07	(0.09)	0.30	0.15	0.14

Total from investment operations	1.30	(0.45)	2.22	0.71	(0.15)	1.92

Less dividends and distributions:

From net investment income	(0.27)	(0.52)	(0.55)	(0.61)	(0.70)	(0.72)

From net realized gain on investments	(0.32)	(0.49)	—	(0.59)	(0.87)	(0.52)

Total dividends and distributions	(0.59)	(1.01)	(0.55)	(1.20)	(1.57)	(1.24)

Net asset value at end of period	$19.22	$18.51	$19.97	$18.30	$18.79	$20.51

Total investment return (b)	7.28%	(2.38%)	12.30%	4.08%	(0.81%)	10.08%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.99%††	2.72%	2.52%	3.21%	3.49%	4.06%

Net expenses (c)	1.02%††	1.01%	1.01%	1.02%	1.02%	1.01%

Portfolio turnover rate (d)	34%	44%	29%	27%	30%	15%

Net assets at end of period (in 000’s)	$593,283	$571,206	$652,333	$574,390	$581,920	$497,591

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 31% and 36% for the six months ended April 30, 2019 and for the year ended October 31, 2018, respectively.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$18.52	$19.99	$18.31	$18.80	$20.52	$19.84

Net investment income (loss) (a)	0.26	0.50	0.47	0.56	0.65	0.78

Net realized and unrealized gain (loss) on investments	1.02	(1.05)	1.82	(0.16)	(0.99)	0.95

Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.07	(0.09)	0.28	0.15	0.14

Total from investment operations	1.30	(0.48)	2.20	0.68	(0.19)	1.87

Less dividends and distributions:

From net investment income	(0.26)	(0.50)	(0.52)	(0.58)	(0.66)	(0.67)

From net realized gain on investments	(0.32)	(0.49)	—	(0.59)	(0.87)	(0.52)

Total dividends and distributions	(0.58)	(0.99)	(0.52)	(1.17)	(1.53)	(1.19)

Net asset value at end of period	$19.24	$18.52	$19.99	$18.31	$18.80	$20.52

Total investment return (b)	7.26%	(2.56%)	12.19%	3.93%	(0.97%)	9.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.85%††	2.59%	2.45%	3.09%	3.34%	3.89%

Net expenses (c)	1.16%††	1.13%	1.14%	1.16%	1.18%	1.23%

Expenses (before waiver/ reimbursement)(c)	1.17%††	1.14%	1.14%	1.16%	1.18%	1.23%

Portfolio turnover rate (d)	34%	44%	29%	27%	30%	15%

Net assets at end of period (in 000’s)	$88,761	$85,132	$94,000	$153,137	$159,798	$165,088

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 31% and 36% for the six months ended April 30, 2019 and for the year ended October 31, 2018, respectively.

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class B	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$18.64	$20.10	$18.40	$18.89	$20.61	$19.93

Net investment income (loss) (a)	0.19	0.36	0.32	0.42	0.51	0.63

Net realized and unrealized gain (loss) on investments	1.02	(1.05)	1.83	(0.17)	(0.99)	0.96

Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.07	(0.09)	0.30	0.15	0.14

Total from investment operations	1.23	(0.62)	2.06	0.55	(0.33)	1.73

Less dividends and distributions:

From net investment income	(0.19)	(0.35)	(0.36)	(0.45)	(0.52)	(0.53)

From net realized gain on investments	(0.32)	(0.49)	—	(0.59)	(0.87)	(0.52)

Total dividends and distributions	(0.51)	(0.84)	(0.36)	(1.04)	(1.39)	(1.05)

Net asset value at end of period	$19.36	$18.64	$20.10	$18.40	$18.89	$20.61

Total investment return (b)	6.81%	(3.22%)	11.27%	3.20%	(1.70%)	8.99%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.09%††	1.85%	1.67%	2.34%	2.60%	3.14%

Net expenses (c)	1.91%††	1.88%	1.89%	1.91%	1.93%	1.98%

Expenses (before waiver/ reimbursement)(c)	1.92%††	1.89%	1.89%	1.91%	1.93%	1.98%

Portfolio turnover rate (d)	34%	44%	29%	27%	30%	15%

Net assets at end of period (in 000’s)	$28,218	$30,343	$39,475	$42,253	$44,441	$49,283

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 31% and 36% for the six months ended April 30, 2019 and for the year ended October 31, 2018, respectively.

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$18.60	$20.07	$18.37	$18.86	$20.58	$19.90

Net investment income (loss) (a)	0.19	0.36	0.32	0.42	0.50	0.60

Net realized and unrealized gain (loss) on investments	1.02	(1.06)	1.83	(0.17)	(0.98)	0.98

Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.07	(0.09)	0.30	0.15	0.15

Total from investment operations	1.23	(0.63)	2.06	0.55	(0.33)	1.73

Less dividends and distributions:

From net investment income	(0.19)	(0.35)	(0.36)	(0.45)	(0.52)	(0.53)

From net realized gain on investments	(0.32)	(0.49)	—	(0.59)	(0.87)	(0.52)

Total dividends and distributions	(0.51)	(0.84)	(0.36)	(1.04)	(1.39)	(1.05)

Net asset value at end of period	$19.32	$18.60	$20.07	$18.37	$18.86	$20.58

Total investment return (b)	6.82%	(3.28%)	11.35%	3.15%	(1.70%)	9.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.09%††	1.85%	1.65%	2.32%	2.58%	3.00%

Net expenses (c)	1.91%††	1.88%	1.89%	1.91%	1.93%	1.98%

Expenses (before waiver/ reimbursement)(c)	1.92%††	1.89%	1.89%	1.91%	1.93%	1.98%

Portfolio turnover rate (d)	34%	44%	29%	27%	30%	15%

Net assets at end of period (in 000’s)	$199,212	$212,400	$266,592	$254,312	$235,811	$131,023

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 31% and 36% for the six months ended April 30, 2019 and for the year ended October 31, 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$18.68	$20.15	$18.46	$18.95	$20.66	$19.97

Net investment income (loss) (a)	0.30	0.58	0.54	0.63	0.73	0.87

Net realized and unrealized gain (loss) on investments	1.02	(1.06)	1.84	(0.16)	(0.98)	0.96

Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.07	(0.09)	0.28	0.15	0.15

Total from investment operations	1.34	(0.41)	2.29	0.75	(0.10)	1.98

Less dividends and distributions:

From net investment income	(0.29)	(0.57)	(0.60)	(0.65)	(0.74)	(0.77)

From net realized gain on investments	(0.32)	(0.49)	—	(0.59)	(0.87)	(0.52)

Total dividends and distributions	(0.61)	(1.06)	(0.60)	(1.24)	(1.61)	(1.29)

Net asset value at end of period	$19.41	$18.68	$20.15	$18.46	$18.95	$20.66

Total investment return (b)	7.45%	(2.17%)	12.60%	4.30%	(0.51%)	10.33%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.24%††	3.03%	2.77%	3.44%	3.75%	4.29%

Net expenses (c)	0.77%††	0.76%	0.76%	0.77%	0.77%	0.76%

Portfolio turnover rate (d)	34%	44%	29%	27%	30%	15%

Net assets at end of period (in 000’s)	$483,898	$499,675	$766,054	$542,330	$513,629	$430,408

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 31% and 36% for the six months ended April 30, 2019 and for the year ended October 31, 2018, respectively.

	Six months ended April 30,	Year ended October 31,			February 27, 2015** through October 31,

Class R2	2019*	2018	2017	2016	2015

Net asset value at beginning of period	$18.50	$19.96	$18.29	$18.78	$20.08

Net investment income (loss) (a)	0.26	0.50	0.46	0.55	0.36

Net realized and unrealized gain (loss) on investments	1.01	(1.04)	1.83	(0.19)	(1.35)

Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.07	(0.09)	0.33	0.20

Total from investment operations	1.29	(0.47)	2.20	0.69	(0.79)

Less dividends and distributions:

From net investment income	(0.26)	(0.50)	(0.53)	(0.59)	(0.51)

From net realized gain on investments	(0.32)	(0.49)	—	(0.59)	—

Total dividends and distributions	(0.58)	(0.99)	(0.53)	(1.18)	(0.51)

Net asset value at end of period	$19.21	$18.50	$19.96	$18.29	$18.78

Total investment return (b)	7.23%	(2.48%)	12.20%	3.99%	(3.92%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.87%††	2.61%	2.36%	3.03%	2.90%††

Net expenses (c)	1.12%††	1.11%	1.11%	1.12%	1.12%††

Portfolio turnover rate (d)	34%	44%	29%	27%	30%

Net assets at end of period (in 000’s)	$3,475	$3,587	$4,409	$838	$190

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 31% and 36% for the six months ended April 30, 2019 and for the year ended October 31, 2018, respectively.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class R3	2019*	2018	2017	2016

Net asset value at beginning of period	$18.51	$19.97	$18.30	$17.10

Net investment income (loss) (a)	0.25	0.42	0.42	0.35

Net realized and unrealized gain (loss) on investments	1.01	(1.00)	1.82	(1.69)

Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.06	(0.09)	2.95

Total from investment operations	1.28	(0.52)	2.15	1.61

Less dividends and distributions:

From net investment income	(0.24)	(0.45)	(0.48)	(0.41)

From net realized gain on investments	(0.32)	(0.49)	—	—

Total dividends and distributions	(0.56)	(0.94)	(0.48)	(0.41)

Net asset value at end of period	$19.23	$18.51	$19.97	$18.30

Total investment return (b)	7.16%	(2.73%)	11.89%	9.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.70%††	2.19%	2.16%	2.81%††

Net expenses (c)	1.37%††	1.35%	1.36%	1.36%††

Portfolio turnover rate (d)	34%	44%	29%	27%

Net assets at end of period (in 000’s)	$329	$136	$201	$39

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 31% and 36% for the six months ended April 30, 2019 and for the year ended October 31, 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2019*	February 28, 2018** through October 31, 2018

Net asset value at beginning of period	$18.68	$19.19

Net investment income (loss) (a)	0.31	0.33

Net realized and unrealized gain (loss) on investments	1.00	(0.47)

Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.03

Total from investment operations	1.33	(0.11)

Less dividends and distributions:

From net investment income	(0.28)	(0.40)

From net realized gain on investments	(0.32)	—

Total dividends and distributions	(0.60)	(0.40)

Net asset value at end of period	$19.41	$18.68

Total investment return (b)	7.51%	(0.61%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.34%††	2.55	% ††

Net expenses (c)	0.67%††	0.66	% ††

Portfolio turnover rate (d)	34%	44%

Net assets at end of period (in 000’s)	$98,485	$94,869

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 31% and 36% for the six months ended April 30, 2019 and for the period ended October 31, 2018, respectively.

34	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Income Builder Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 27, 2015. Class R3 shares commenced operations on February 29, 2016. Class R6 shares commenced operations on February 28, 2018.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

35

Notes to Financial Statements (Unaudited) (continued)

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close

36	MainStay Income Builder Fund

and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2019, there were no foreign equity securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no loan assignments held by the Fund that were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisors may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2019, securities deemed to be illiquid under

37

Notes to Financial Statements (Unaudited) (continued)

procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2019, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

38	MainStay Income Builder Fund

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2019, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also use equity index futures contracts to increase the equity sensitivity to the Fund. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be

39

Notes to Financial Statements (Unaudited) (continued)

used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2019, open foreign currency forward contracts are shown in the Portfolio of Investments.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $23,620,074; the total market value of collateral held by the Fund was $25,397,923. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $5,266,148.

(N)  Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in

40	MainStay Income Builder Fund

developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(O)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$14,200,858	$1,637,423	$15,838,281
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	3,263,351	—	—	3,263,351

Total Fair Value		$3,263,351	$14,200,858	$1,637,423	$19,101,632

41

Notes to Financial Statements (Unaudited) (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$—	$(165,882)	$(165,882)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(2,247,711)	—	—	(2,247,711)

Total Fair Value		$(2,247,711)	$—	$(165,882)	$(2,413,593)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(9,677,914)	$1,763,146	$(7,914,768)
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	4,786,405	—	—	4,786,405

Total Realized Gain (Loss)		$4,786,405	$(9,677,914)	$1,763,146	$(3,128,363)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$24,714,987	$5,830,888	$30,545,875
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(3,187,533)	—	—	(3,187,533)

Total Change in Unrealized Appreciation (Depreciation)		$(3,187,533)	$24,714,987	$5,830,888	$27,358,342

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$210,388,609	$180,139,170	$390,527,779
Futures Contracts Short	$—	$—	$(22,970,302)	$(22,970,302)
Forward Contracts Long	$128,491,031	$—	$—	$128,491,031
Forward Contracts Short	$(208,740,494)	$—	$—	$(208,740,494)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses

42	MainStay Income Builder Fund

of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch. Asset allocation decisions for the Fund are made by a committee chaired by MacKay Shields in collaboration with New York Life Investments. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; 0.575% from $1 billion to $5 billion; and 0.565% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2019, the effective management fee rate was 0.62%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $4,482,671 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $15,778.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R2	$1,731
Class R3	91

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $52,027 and $18,738, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $11,908, $10, $18,820 and $8,169, respectively.

43

Notes to Financial Statements (Unaudited) (continued)

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$295,595
Investor Class	109,031
Class B	36,542
Class C	257,864
Class I	246,369
Class R2	1,809
Class R3	94

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$29,307	0.8%
Class R3	31,903	9.7
Class R6	98,242,173	99.8

(G)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$47,219	$348,756	$(371,252)	$—	$—	$24,723	$493	$—	24,723

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,446,535,948	$85,886,912	$(41,387,951)	$44,498,961

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$53,964,130
Long-Term Capital Gain	35,493,981
Total	$89,458,111

Note 5–Restricted Securities

Restricted securities, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

As of April 30, 2019, the Fund held the following restricted security.

Security	Date(s) of Acquisition	Shares	Cost	4/30/19 Value	Percent of Net Assets

ION Media Networks, Inc. Common Stock	3/11/14	12	$1	$7,431	0.0	%‡

‡	Less than one-tenth of a percent.

44	MainStay Income Builder Fund

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or LIBOR, whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of U.S. government securities were $320,037 and $222,548, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $158,402 and $321,026, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,654,475	$30,860,368
Shares issued to shareholders in reinvestment of dividends and distributions	973,580	17,624,731
Shares redeemed	(2,906,216)	(53,928,690)

Net increase (decrease) in shares outstanding before conversion	(278,161)	(5,443,591)
Shares converted into Class A (See Note 1)	338,743	6,384,270
Shares converted from Class A (See Note 1)	(58,837)	(1,110,168)

Net increase (decrease)	1,745	$(169,489)

Year ended October 31, 2018:
Shares sold	3,277,142	$63,519,237
Shares issued to shareholders in reinvestment of dividends and distributions	1,625,451	31,492,247
Shares redeemed	(7,071,027)	(136,048,540)

Net increase (decrease) in shares outstanding before conversion	(2,168,434)	(41,037,056)
Shares converted into Class A (See Note 1)	535,852	10,454,119
Shares converted from Class A (See Note 1)	(166,671)	(3,136,944)

Net increase (decrease)	(1,799,253)	$(33,719,881)

Investor Class	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	201,812	$3,768,891
Shares issued to shareholders in reinvestment of dividends and distributions	146,511	2,652,708
Shares redeemed	(250,587)	(4,676,253)

Net increase (decrease) in shares outstanding before conversion	97,736	1,745,346
Shares converted into Investor Class (See Note 1)	117,021	2,202,739
Shares converted from Investor Class (See Note 1)	(197,001)	(3,720,763)

Net increase (decrease)	17,756	$227,322

Year ended October 31, 2018:
Shares sold	349,978	$6,743,482
Shares issued to shareholders in reinvestment of dividends and distributions	232,814	4,514,249
Shares redeemed	(484,985)	(9,337,314)

Net increase (decrease) in shares outstanding before conversion	97,807	1,920,417
Shares converted into Investor Class (See Note 1)	238,043	4,518,940
Shares converted from Investor Class (See Note 1)	(442,741)	(8,657,466)

Net increase (decrease)	(106,891)	$(2,218,109)

45

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	18,290	$334,320
Shares issued to shareholders in reinvestment of dividends and distributions	37,565	681,596
Shares redeemed	(153,066)	(2,847,694)

Net increase (decrease) in shares outstanding before conversion	(97,211)	(1,831,778)
Shares converted from Class B (See Note 1)	(73,369)	(1,374,973)

Net increase (decrease)	(170,580)	$(3,206,751)

Year ended October 31, 2018:
Shares sold	40,071	$780,294
Shares issued to shareholders in reinvestment of dividends and distributions	70,580	1,380,721
Shares redeemed	(274,725)	(5,316,357)

Net increase (decrease) in shares outstanding before conversion	(164,074)	(3,155,342)
Shares converted from Class B (See Note 1)	(171,397)	(3,331,374)

Net increase (decrease)	(335,471)	$(6,486,716)

Class C	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	671,823	$12,395,465
Shares issued to shareholders in reinvestment of dividends and distributions	276,368	5,005,654
Shares redeemed	(1,923,061)	(35,766,529)

Net increase (decrease) in shares outstanding before conversion	(974,870)	(18,365,410)
Shares converted from Class C (See Note 1)	(133,766)	(2,533,784)

Net increase (decrease)	(1,108,636)	$(20,899,194)

Year ended October 31, 2018:
Shares sold	1,454,490	$28,456,058
Shares issued to shareholders in reinvestment of dividends and distributions	500,849	9,775,626
Shares redeemed	(3,821,801)	(73,633,020)

Net increase (decrease)	(1,866,462)	$(35,401,336)

Class I	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	2,736,651	$51,209,117
Shares issued to shareholders in reinvestment of dividends and distributions	705,095	12,900,193
Shares redeemed	(5,265,354)	(98,189,308)

Net increase (decrease) in shares outstanding before conversion	(1,823,608)	(34,079,998)
Shares converted into Class I (See Note 1)	8,380	152,679

Net increase (decrease)	(1,815,228)	$(33,927,319)

Year ended October 31, 2018:
Shares sold	7,928,175	$155,016,664
Shares issued to shareholders in reinvestment of dividends and distributions	1,629,572	31,887,809
Shares redeemed	(15,583,724)	(302,323,889)

Net increase (decrease) in shares outstanding before conversion	(6,025,977)	(115,419,416)
Shares converted into Class I (See Note 1)	8,018	152,725
Shares converted from Class I (See Note 1)	(5,252,973)	(99,476,079)

Net increase (decrease)	(11,270,932)	$(214,742,770)

Class R2	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	14,686	$274,222
Shares issued to shareholders in reinvestment of dividends and distributions	2,540	45,822
Shares redeemed	(30,263)	(560,273)

Net increase (decrease)	(13,037)	$(240,229)

Year ended October 31, 2018:
Shares sold	20,004	$384,300
Shares issued to shareholders in reinvestment of dividends and distributions	4,394	85,139
Shares redeemed	(51,345)	(991,089)

Net increase (decrease)	(26,947)	$(521,650)

Class R3	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	9,477	$179,731
Shares issued to shareholders in reinvestment of dividends and distributions	270	4,934

Net increase (decrease)	9,747	$184,665

Year ended October 31, 2018:
Shares sold	3,121	$59,541
Shares issued to shareholders in reinvestment of dividends and distributions	234	4,527
Shares redeemed	(6,078)	(115,889)

Net increase (decrease)	(2,723)	$(51,821)

46	MainStay Income Builder Fund

Class R6	Shares	Amount
Six-month period ended April 30, 2019:
Shares sold	253,201	$4,824,124
Shares issued to shareholders in reinvestment of dividends and distributions	171,328	3,136,340
Shares redeemed	(428,588)	(8,030,358)

Net increase (decrease)	(4,059)	$(69,894)

Period ended October 31, 2018 (a):
Shares sold	67,172	$1,290,084
Shares issued to shareholders in reinvestment of dividends and distributions	58,226	1,115,473
Shares redeemed	(299,556)	(5,760,887)

Net increase (decrease) in shares outstanding before conversion	(174,158)	(3,355,330)
Shares converted into Class R6 (See Note 1)	5,251,919	99,476,079

Net increase (decrease)	5,077,761	$96,120,749

(a)	The inception date of the class was February 28, 2018.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Income Builder Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and each of Epoch Investment Partners, Inc. (“Epoch”) and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments, Epoch and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, Epoch and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, Epoch and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments, Epoch and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, Epoch and MacKay Shields; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments, Epoch and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Epoch and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Epoch and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, Epoch and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, Epoch and MacKay Shields resulting

48	MainStay Income Builder Fund

from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments, Epoch and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and MacKay Shields and ongoing analysis of, and interactions with, Epoch and MacKay Shields with respect to, among other things, Fund investment performance and risk as well as Epoch’s and MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch and MacKay Shields provide to the Fund. The Board evaluated Epoch’s and MacKay Shields’ experience in serving as subadvisors to the Fund and managing other portfolios and Epoch’s and MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and MacKay Shields, and Epoch’s and MacKay Shields’ overall legal and compliance environments, resources and histories. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments, Epoch and MacKay Shields believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch and MacKay Shields. The Board reviewed Epoch’s and MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, Epoch’s and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Epoch and MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, Epoch and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Epoch and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments, Epoch and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate. The Board considered that Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, Epoch and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the sub-

advisory fees for the Fund. The Board considered the financial resources of New York Life Investments, Epoch and MacKay Shields and acknowledged that New York Life Investments, Epoch and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, Epoch and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments, MacKay Shields and their affiliates and Epoch due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s

50	MainStay Income Builder Fund

transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch and MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Epoch and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

51

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

52	MainStay Income Builder Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

53

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1738551 MS065-19	MSIB10-06/19 (NYLIM) NL216

MainStay Large Cap Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7/1/1995	8.31 14.61%	10.87 17.32%	13.25 14.54%	15.02 15.67%	0.98 0.98%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	8.30 14.60	10.78 17.23	13.16 14.44	14.94 15.59	1.07 1.07
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/1/2005	9.48 13.97	11.64 16.21	13.38 13.58	14.71 14.71	1.82 1.82
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/1/2005	13.23 14.12	15.46 16.38	13.60 13.60	14.73 14.73	1.82 1.82
Class I Shares	No Sales Charge		4/1/2005	14.72	17.69	14.82	15.99	0.73
Class R1 Shares	No Sales Charge		4/1/2005	14.72	17.53	14.71	15.86	0.83
Class R2 Shares	No Sales Charge		4/1/2005	14.43	17.15	14.41	15.56	1.08
Class R3 Shares	No Sales Charge		4/28/2006	14.34	16.82	14.13	15.26	1.33
Class R6 Shares	No Sales Charge		6/17/2013	14.83	17.78	14.94	15.58	0.64

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Growth Index[4]	12.09%	17.43%	14.50%	16.96%
S&P 500® Index[5]	9.76	13.49	11.63	15.32
Morningstar Large Growth Category Average[6]	12.15	14.77	12.46	15.23

4.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S.  stock-

market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,146.10	$5.27	$1,019.89	$4.96	0.99%

Investor Class Shares	$1,000.00	$1,146.00	$5.80	$1,019.39	$5.46	1.09%

Class B Shares	$1,000.00	$1,139.70	$9.76	$1,015.67	$9.20	1.84%

Class C Shares	$1,000.00	$1,141.20	$9.77	$1,015.67	$9.20	1.84%

Class I Shares	$1,000.00	$1,147.20	$3.94	$1,021.13	$3.71	0.74%

Class R1 Shares	$1,000.00	$1,147.20	$4.47	$1,020.63	$4.21	0.84%

Class R2 Shares	$1,000.00	$1,144.30	$5.80	$1,019.39	$5.46	1.09%

Class R3 Shares	$1,000.00	$1,143.40	$7.12	$1,018.15	$6.71	1.34%

Class R6 Shares	$1,000.00	$1,148.30	$3.41	$1,021.62	$3.21	0.64%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2019 (Unaudited)

Software	17.3%

IT Services	16.1

Internet & Direct Marketing Retail	11.2

Interactive Media & Services	9.9

Entertainment	4.4

Health Care Equipment & Supplies	4.4

Life Sciences Tools & Services	4.1

Semiconductors & Semiconductor Equipment	3.8

Textiles, Apparel & Luxury Goods	3.8

Aerospace & Defense	3.1

Pharmaceuticals	3.1

Chemicals	2.6

Specialty Retail	2.5

Road & Rail	1.8

Automobiles	1.6%

Capital Markets	1.6

Industrial Conglomerates	1.5

Health Care Providers & Services	1.4

Biotechnology	1.2

Professional Services	1.2

Banks	1.0

Health Care Technology	1.0

Machinery	1.0

Short-Term Investment	0.4

Investment of Cash Collateral For Securities Loaned	0.1

Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Amazon.com, Inc.

3.	Alphabet, Inc.

4.	Visa, Inc., Class A

5.	Facebook, Inc., Class A
6.	salesforce.com, Inc.

7.	Mastercard, Inc., Class A

8.	Adobe, Inc.

9.	NIKE, Inc., Class B

10.	Lowe’s Cos., Inc.

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay Large Cap Growth Fund returned 14.72%, outperforming the 12.09% return of the Fund’s primary benchmark, the Russell 1000® Growth Index. Over the same period, Class I shares outperformed the 9.76% return of the S&P 500® Index, which is the Fund’s secondary benchmark, and the 12.15% return of the Morningstar Large Growth Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Security selection most meaningfully drove the Fund’s outperformance of the Russell 1000® Growth Index during the reporting period. Security selection proved especially strong in the information technology sector, which led the market’s advance. Sector allocation mildly detracted from relative performance due to the Fund’s overweight position in the lagging health care sector. The Fund’s relative outperformance was broad-based, with seven of ten sectors positively contributing to relative performance compared to the benchmark during the reporting period. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The information technology and health care sectors contributed most strongly to the Fund’s relative performance during the reporting period, while the communication services sector detracted most. The consumer discretionary and materials sectors mildly detracted from relative performance as well.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The Fund’s absolute performance benefited most strongly from its lack of exposure to technology company Apple, which declined during the reporting period, and from its holdings of semiconductor company Xilinx, which appreciated sharply. The two stocks that detracted the most from absolute performance included online social media company Facebook and health care provider UnitedHealth Group, both of which the Fund continued to hold throughout the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period included online social media company Facebook and Chinese e-commerce leader Alibaba. The Fund’s largest sales during the reporting period included real estate investment trust company American Tower and leading manufacturer of commercial jetliners Boeing.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s allocation to the consumer discretionary sector increased the most during the reporting period, followed by increased exposure to the communication services sector. The Fund’s allocation to the industrials sector decreased the most during the reporting period, followed by real estate.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund’s exposure across Winslow Capital Management’s proprietary three types of growth was as follows: 34% consistent growth (companies that have greater earnings-per-share growth than the market and are demonstrably not cyclical), 41% dynamic growth (companies that have dynamic positions with superior competitive advantages and that generate revenue growth at or above 10%) and 24% cyclical growth (companies that have exposure to product, industry, regulatory or economic cycles and have prospects for superior earnings growth in the coming 24 months). At the sector level, the Fund held its largest overweight exposures to the consumer discretionary and information technology sectors. Its largest underweight exposures included the consumer staples and industrials sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 99.6%†
Aerospace & Defense 3.1%
Boeing Co.	465,750	$175,909,117
Northrop Grumman Corp.	679,880	197,104,011

		373,013,128

Automobiles 1.6%
Ferrari N.V.	1,433,960	195,061,579

Banks 1.0%
JPMorgan Chase & Co.	1,042,400	120,970,520

Biotechnology 1.2%
Exact Sciences Corp. (a)	1,485,100	146,564,519

Capital Markets 1.6%
Moody’s Corp.	1,001,750	196,964,085

Chemicals 2.6%
Linde PLC	965,030	173,956,308
Sherwin-Williams Co.	308,515	140,321,877

		314,278,185

Entertainment 4.4%
Netflix, Inc. (a)	742,410	275,092,601
Walt Disney Co.	1,834,100	251,216,677

		526,309,278

Health Care Equipment & Supplies 4.4%
Abbott Laboratories	1,522,420	121,123,735
Align Technology, Inc. (a)	266,390	86,491,505
Intuitive Surgical, Inc. (a)	310,810	158,708,910
Stryker Corp.	872,970	164,912,763

		531,236,913

Health Care Providers & Services 1.4%
UnitedHealth Group, Inc.	717,800	167,297,646

Health Care Technology 1.0%
Veeva Systems, Inc., Class A (a)	881,350	123,274,425

Industrial Conglomerates 1.5%
Honeywell International, Inc.	1,004,390	174,392,236

Interactive Media & Services 9.9%
Alphabet, Inc. (a)
Class A	300,390	360,155,594
Class C	304,241	361,584,344
Facebook, Inc., Class A (a)	2,465,380	476,804,492

		1,198,544,430

	Shares	Value
Internet & Direct Marketing Retail 11.2%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	1,615,070	$299,708,540
Amazon.com, Inc. (a)	419,990	809,119,135
Expedia Group, Inc.	979,540	127,183,474
MercadoLibre, Inc. (a)	233,780	113,182,249

		1,349,193,398

IT Services 16.1%
Automatic Data Processing, Inc.	1,180,250	194,021,298
Fiserv, Inc. (a)	1,653,710	144,269,660
GoDaddy, Inc., Class A (a)	2,473,150	201,561,725
Mastercard, Inc., Class A	1,522,300	387,029,552
Pagseguro Digital, Ltd., Class A (a)	5,047,170	131,529,250
PayPal Holdings, Inc. (a)	2,455,130	276,865,010
Visa, Inc., Class A	3,678,900	604,921,527

		1,940,198,022

Life Sciences Tools & Services 4.1%
Agilent Technologies, Inc.	1,766,970	138,707,145
Illumina, Inc. (a)	584,910	182,491,920
Thermo Fisher Scientific, Inc.	612,220	169,860,439

		491,059,504

Machinery 1.0%
Fortive Corp.	1,393,190	120,288,025

Pharmaceuticals 3.1%
AstraZeneca PLC, Sponsored ADR	4,047,200	152,417,552
Zoetis, Inc.	2,174,740	221,475,522

		373,893,074

Professional Services 1.2%
CoStar Group, Inc. (a)	291,540	144,676,725

Road & Rail 1.8%
Union Pacific Corp.	1,214,110	214,946,034

Semiconductors & Semiconductor Equipment 3.8%
Microchip Technology, Inc. (b)	1,996,900	199,470,341
Texas Instruments, Inc.	1,040,100	122,554,983
Xilinx, Inc.	1,116,190	134,099,067

		456,124,391

Software 17.3%
Adobe, Inc. (a)	1,243,860	359,786,505
Autodesk, Inc. (a)	660,200	117,654,242
Intuit, Inc.	847,110	212,675,437
Microsoft Corp.	7,018,030	916,554,718
salesforce.com, Inc. (a)	2,419,390	400,046,136
Workday, Inc., Class A (a)	407,770	83,849,745

		2,090,566,783

10	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Specialty Retail 2.5%
Lowe’s Cos., Inc.	2,709,340	$306,534,728

Textiles, Apparel & Luxury Goods 3.8%
NIKE, Inc., Class B	3,683,440	323,516,535
VF Corp.	1,456,400	137,498,724

		461,015,259

Total Common Stocks (Cost $6,962,301,123)		12,016,402,887

Short-Term Investment 0.4%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 2.20% (c)(d)	48,485,832	48,485,832

Total Short-Term Investment (Cost $48,485,832)		48,485,832

	Shares	Value
Investment of Cash Collateral For Securities Loaned 0.1%
Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (c)	10,455,331	$10,455,331

Total Investment of Cash Collateral For Securities Loaned (Cost $10,455,331)		10,455,331

Total Investments (Cost $7,021,242,286)	100.1%	12,075,344,050
Other Assets, Less Liabilities	(0.1)	(16,715,647)
Net Assets	100.0%	$12,058,628,403

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $10,366,085 and the Fund received cash collateral with a value of $10,455,331. (See Note 2(H))

(c)	Current yield as of April 30, 2019.

(d)	As of April 30, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$12,016,402,887	$—	$—	$12,016,402,887
Short-Term Investment
Affiliated Investment Company	48,485,832	—	—	48,485,832
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	10,455,331	—	—	10,455,331

Total Investments in Securities	$12,075,344,050	$—	$—	$12,075,344,050

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $6,972,756,454) including securities on loan of $10,366,085	$12,026,858,218
Investment in affiliated investment company, at value (identified cost $48,485,832)	48,485,832
Receivables:
Fund shares sold	10,598,232
Dividends	4,289,661
Securities lending income	126
Other assets	219,584

Total assets	12,090,451,653

Liabilities
Payables:
Fund shares redeemed	12,678,654
Collateral received for securities on loan	10,455,331
Manager (See Note 3)	6,135,039
Transfer agent (See Note 3)	1,482,378
NYLIFE Distributors (See Note 3)	444,725
Shareholder communication	264,615
Professional fees	160,414
Custodian	101,899
Trustees	13,493
Accrued expenses	86,702

Total liabilities	31,823,250

Net assets	$12,058,628,403

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$11,965,822
Additional paid-in capital	6,154,091,833

6,166,057,655
Total distributable earnings (loss)	5,892,570,748

Net assets	$12,058,628,403

Class A
Net assets applicable to outstanding shares	$969,508,706

Shares of beneficial interest outstanding	103,277,346

Net asset value per share outstanding	$9.39
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price per share outstanding	$9.94

Investor Class
Net assets applicable to outstanding shares	$116,330,702

Shares of beneficial interest outstanding	12,609,451

Net asset value per share outstanding	$9.23
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price per share outstanding	$9.77

Class B
Net assets applicable to outstanding shares	$24,860,770

Shares of beneficial interest outstanding	3,348,458

Net asset value and offering price per share outstanding	$7.42

Class C
Net assets applicable to outstanding shares	$168,454,434

Shares of beneficial interest outstanding	22,739,396

Net asset value and offering price per share outstanding	$7.41

Class I
Net assets applicable to outstanding shares	$6,399,943,877

Shares of beneficial interest outstanding	624,003,125

Net asset value and offering price per share outstanding	$10.26

Class R1
Net assets applicable to outstanding shares	$970,948,313

Shares of beneficial interest outstanding	97,622,677

Net asset value and offering price per share outstanding	$9.95

Class R2
Net assets applicable to outstanding shares	$208,345,530

Shares of beneficial interest outstanding	22,320,871

Net asset value and offering price per share outstanding	$9.33

Class R3
Net assets applicable to outstanding shares	$60,678,735

Shares of beneficial interest outstanding	6,931,627

Net asset value and offering price per share outstanding	$8.75

Class R6
Net assets applicable to outstanding shares	$3,139,557,336

Shares of beneficial interest outstanding	303,729,286

Net asset value and offering price per share outstanding	$10.34

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$44,717,669
Dividends-affiliated	951,677
Securities lending	484,665
Interest	2,359

Total income	46,156,370

Expenses
Manager (See Note 3)	34,738,862
Transfer agent (See Note 3)	4,331,396
Distribution/Service—Class A (See Note 3)	1,144,447
Distribution/Service—Investor Class (See Note 3)	133,224
Distribution/Service—Class B (See Note 3)	121,077
Distribution/Service—Class C (See Note 3)	879,205
Distribution/Service—Class R2 (See Note 3)	266,783
Distribution/Service—Class R3 (See Note 3)	148,499
Shareholder service (See Note 3)	626,080
Professional fees	342,625
Shareholder communication	242,911
Trustees	135,910
Registration	116,698
Custodian	84,928
Miscellaneous	207,449

Total expenses before waiver/reimbursement	43,520,094
Expense waiver/reimbursement from Manager (See Note 3)	(65,123)

Net expenses	43,454,971

Net investment income (loss)	2,701,399

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	855,089,018
Net change in unrealized appreciation (depreciation) on unaffiliated investments	690,877,382

Net realized and unrealized gain (loss) on investments	1,545,966,400

Net increase (decrease) in net assets resulting from operations	$1,548,667,799

(a)	Dividends recorded net of foreign withholding taxes in the amount of $250,369.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,701,399	$(1,280,547)
Net realized gain (loss) on investments	855,089,018	2,288,400,255
Net change in unrealized appreciation (depreciation) on investments	690,877,382	(810,084,748)

Net increase (decrease) in net assets resulting from operations	1,548,667,799	1,477,034,960

Distributions to shareholders:
Class A	(198,643,956)	(129,538,086)
Investor Class	(19,326,855)	(16,387,495)
Class B	(5,587,234)	(5,472,548)
Class C	(41,980,795)	(38,578,584)
Class I	(1,039,849,373)	(948,232,853)
Class R1	(190,986,945)	(224,360,524)
Class R2	(40,446,981)	(45,003,587)
Class R3	(11,941,266)	(12,069,586)
Class R6	(419,727,422)	(294,234,482)

Total distributions to shareholders	(1,968,490,827)	(1,713,877,745)

Capital share transactions:
Net proceeds from sale of shares	1,479,966,114	2,653,181,595
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,806,156,958	1,568,090,662
Cost of shares redeemed	(2,358,292,410)	(4,616,519,806)

Increase (decrease) in net assets derived from capital share transactions	927,830,662	(395,247,549)

Net increase (decrease) in net assets	508,007,634	(632,090,334)

Net Assets
Beginning of period	11,550,620,769	12,182,711,103

End of period	$12,058,628,403	$11,550,620,769

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.95		$10.41	$9.17	$10.68	$10.91	$9.98

Net investment income (loss) (a)	(0.01)		(0.02)	(0.01)	(0.01)	(0.02)	(0.02)

Net realized and unrealized gain (loss) on investments	1.27		1.12	2.31	(0.23)	0.85	1.45

Total from investment operations	1.26		1.10	2.30	(0.24)	0.83	1.43

Less dividends and distributions:

From net investment income	(0.00	)‡	(0.00)‡	—	—	—	—

From net realized gain on investments	(1.82)		(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Total dividends and distributions	(1.82)		(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of period	$9.39		$9.95	$10.41	$9.17	$10.68	$10.91

Total investment return (b)	14.61%		12.36%	28.54%	(2.44%)	8.10%	14.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.14	%)††	(0.21%)	(0.15%)	(0.13%)	(0.23%)	(0.22%)

Net expenses (c)	0.99	% ††	0.97%	1.00%	0.99%	0.99%	0.99%

Expenses (before waiver/reimbursement) (c)	0.99	% ††	0.98%	1.00%	1.00%	0.99%	0.99%

Portfolio turnover rate	35%		52%	61%	84%	66%	67%

Net assets at end of period (in 000’s)	$969,509		$1,092,962	$960,123	$882,021	$1,202,852	$1,304,641

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Investor Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.81		$10.30	$9.09	$10.61	$10.84	$9.93

Net investment income (loss) (a)	(0.01)		(0.03)	(0.02)	(0.02)	(0.03)	(0.03)

Net realized and unrealized gain (loss) on investments	1.25		1.10	2.29	(0.23)	0.86	1.44

Total from investment operations	1.24		1.07	2.27	(0.25)	0.83	1.41

Less distributions:

From net realized gain on investments	(1.82)		(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of period	$9.23		$9.81	$10.30	$9.09	$10.61	$10.84

Total investment return (b)	14.60%		12.19%	28.45%	(2.57%)	8.16%	14.82%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.27	%)††	(0.30%)	(0.19%)	(0.19%)	(0.28%)	(0.28%)

Net expenses (c)	1.09	% ††	1.06%	1.07%	1.05%	1.04%	1.04%

Expenses (before waiver/reimbursement) (c)	1.11	% ††	1.07%	1.07%	1.06%	1.04%	1.04%

Portfolio turnover rate	35%		52%	61%	84%	66%	67%

Net assets at end of period (in 000’s)	$116,331		$103,987	$108,078	$167,631	$180,154	$199,826

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2019*		2018		2017	2016	2015	2014

Net asset value at beginning of period	$8.26		$8.98		$8.11	$9.67	$10.04	$9.29

Net investment income (loss) (a)	(0.04)		(0.09)		(0.08)	(0.08)	(0.10)	(0.10)

Net realized and unrealized gain (loss) on investments	1.02		0.93		2.01	(0.21)	0.79	1.35

Total from investment operations	0.98		0.84		1.93	(0.29)	0.69	1.25

Less dividends and distributions:

From net realized gain on investments	(1.82)		(1.56)		(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of period	$7.42		$8.26		$8.98	$8.11	$9.67	$10.04

Total investment return (b)	13.97%		11.28	%(c)	27.61%	(3.32%)	7.34%	14.08%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.01	%)††	(1.04%)		(0.96%)	(0.94%)	(1.03%)	(1.02%)

Net expenses (d)	1.84	% ††	1.81%		1.82%	1.80%	1.79%	1.79%

Expenses (before waiver/reimbursement) (d)	1.86	% ††	1.82%		1.82%	1.81%	1.79%	1.79%

Portfolio turnover rate	35%		52%		61%	84%	66%	67%

Net assets at end of period (in 000’s)	$24,861		$25,685		$31,793	$36,549	$47,779	$52,737

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$8.25		$8.96	$8.10	$9.66	$10.03	$9.29

Net investment income (loss) (a)	(0.03)		(0.09)	(0.08)	(0.08)	(0.10)	(0.10)

Net realized and unrealized gain (loss) on investments	1.01		0.94	2.00	(0.21)	0.79	1.34

Total from investment operations	0.98		0.85	1.92	(0.29)	0.69	1.24

Less distributions:

From net realized gain on investments	(1.82)		(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of period	$7.41		$8.25	$8.96	$8.10	$9.66	$10.03

Total investment return (b)	14.12%		11.42%	27.51%	(3.31%)	7.35%	13.96%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.00	%)††	(1.05%)	(0.96%)	(0.94%)	(1.04%)	(1.02%)

Net expenses (c)	1.84	% ††	1.81%	1.82%	1.80%	1.79%	1.79%

Expenses (before waiver/reimbursement) (c)	1.86	% ††	1.82%	1.82%	1.81%	1.79%	1.79%

Portfolio turnover rate	35%		52%	61%	84%	66%	67%

Net assets at end of period (in 000’s)	$168,454		$197,231	$229,283	$306,409	$408,078	$402,714

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2019*		2018		2017	2016	2015	2014

Net asset value at beginning of period	$10.69		$11.06		$9.65	$11.15	$11.32	$10.31

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.01	0.01	0.00 ‡	0.00 ‡

Net realized and unrealized gain (loss) on investments	1.39		1.20		2.46	(0.24)	0.89	1.51

Total from investment operations	1.39		1.20		2.47	(0.23)	0.89	1.51

Less dividends and distributions:

From net investment income	—		(0.01)		—	—	—	—

From net realized gain on investments	(1.82)		(1.56)		(1.06)	(1.27)	(1.06)	(0.50)

Total dividends and distributions	(1.82)		(1.57)		(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of period	$10.26		$10.69		$11.06	$9.65	$11.15	$11.32

Total investment return (b)	14.72%		12.54	%(c)	28.92%	(2.23%)	8.36%	15.26%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.09	%††	0.04%		0.12%	0.12%	0.02%	0.02%

Net expenses (d)	0.74	%††	0.72%		0.75%	0.74%	0.74%	0.74%

Expenses (before waiver/reimbursement) (d)	0.74	%††	0.73%		0.75%	0.75%	0.74%	0.74%

Portfolio turnover rate	35%		52%		61%	84%	66%	67%

Net assets at end of period (in 000’s)	$6,399,944		$6,275,780		$6,752,754	$8,994,997	$12,150,253	$14,361,006

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class R1	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.43		$10.83	$9.48	$10.99	$11.17	$10.19

Net investment income (loss) (a)	0.00	‡	(0.01)	0.00 ‡	0.00 ‡	(0.01)	(0.01)

Net realized and unrealized gain (loss) on investments	1.34		1.17	2.41	(0.24)	0.89	1.49

Total from investment operations	1.34		1.16	2.41	(0.24)	0.88	1.48

Less distributions:

From net realized gain on investments	(1.82)		(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of period	$9.95		$10.43	$10.83	$9.48	$10.99	$11.17

Total investment return (b)	14.72%		12.46%	28.79%	(2.37%)	8.39%	15.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.00	%††(c)	(0.06%)	0.01%	0.02%	(0.08%)	(0.08%)

Net expenses (d)	0.84	%††	0.82%	0.85%	0.84%	0.84%	0.84%

Expenses (before waiver/reimbursement) (d)	0.84	%††	0.83%	0.85%	0.85%	0.84%	0.84%

Portfolio turnover rate	35%		52%	61%	84%	66%	67%

Net assets at end of period (in 000’s)	$970,948		$1,102,423	$1,596,638	$1,636,560	$1,952,248	$2,225,940

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Less than one-hundredth of a percent.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R2	2019*		2018		2017	2016	2015	2014

Net asset value at beginning of period	$9.90		$10.38		$9.15	$10.68	$10.92	$9.99

Net investment income (loss) (a)	(0.01)		(0.03)		(0.02)	(0.02)	(0.03)	(0.03)

Net realized and unrealized gain (loss) on investments	1.26		1.11		2.31	(0.24)	0.85	1.46

Total from investment operations	1.25		1.08		2.29	(0.26)	0.82	1.43

Less distributions:

From net realized gain on investments	(1.82)		(1.56)		(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of period	$9.33		$9.90		$10.38	$9.15	$10.68	$10.92

Total investment return (b)	14.43%		12.17	% (c)	28.49%	(2.66%)	8.00%	14.93%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.26	%)††	(0.31%)		(0.24%)	(0.23%)	(0.32%)	(0.33%)

Net expenses (d)	1.09	% ††	1.07%		1.10%	1.09%	1.09%	1.09%

Expenses (before waiver/reimbursement) (d)	1.09	% ††	1.08%		1.10%	1.10%	1.09%	1.09%

Portfolio turnover rate	35%		52%		61%	84%	66%	67%

Net assets at end of period (in 000’s)	$208,345		$227,298		$303,192	$391,535	$674,630	$984,295

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class R3	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.41		$9.96	$8.85	$10.39	$10.67	$9.80

Net investment income (loss) (a)	(0.02)		(0.05)	(0.04)	(0.04)	(0.06)	(0.06)

Net realized and unrealized gain (loss) on investments	1.18		1.06	2.21	(0.23)	0.84	1.43

Total from investment operations	1.16		1.01	2.17	(0.27)	0.78	1.37

Less distributions:

From net realized gain on investments	(1.82)		(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of period	$8.75		$9.41	$9.96	$8.85	$10.39	$10.67

Total investment return (b)	14.34%		11.97%	28.05%	(2.83%)	7.79%	14.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.51	%)††	(0.55%)	(0.49%)	(0.48%)	(0.57%)	(0.57%)

Net expenses (c)	1.34	% ††	1.32%	1.35%	1.34%	1.34%	1.34%

Expenses (before reimbursement/waiver) (c)	1.34	% ††	1.33%	1.35%	1.35%	1.34%	1.34%

Portfolio turnover rate	35%		52%	61%	84%	66%	67%

Net assets at end of period (in 000’s)	$60,679		$61,850	$78,634	$87,060	$114,118	$158,222

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R6	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.76	$11.12	$9.69	$11.18	$11.33	$10.31

Net investment income (loss) (a)	0.01	0.01	0.02	0.02	0.01	0.01

Net realized and unrealized gain (loss) on investments	1.39	1.21	2.47	(0.24)	0.90	1.51

Total from investment operations	1.40	1.22	2.49	(0.22)	0.91	1.52

Less dividends and distributions:

From net investment income	—	(0.02)	—	—	—	—

From net realized gain on investments	(1.82)	(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Total dividends and distributions	(1.82)	(1.58)	(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of period	$10.34	$10.76	$11.12	$9.69	$11.18	$11.33

Total investment return (b)	14.83%	12.72%	29.02%	(2.12%)	8.55%	15.36%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.17%††	0.13%	0.21%	0.23%	0.11%	0.10%

Net expenses (c)	0.64%††	0.63%	0.63%	0.62%	0.62%	0.62%

Expenses (before waiver/reimbursement) (c)	0.64%††	0.64%	0.63%	0.63%	0.62%	0.62%

Portfolio turnover rate	35%	52%	61%	84%	66%	67%

Net assets at end of period (in 000’s)	$3,139,557	$2,463,405	$2,122,217	$1,693,868	$1,311,034	$738,186

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Large Cap Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current

20	MainStay Large Cap Growth Fund

day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using

21

Notes to Financial Statements (Unaudited) (continued)

valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

22	MainStay Large Cap Growth Fund

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $10,366,085 and the Fund received cash collateral with a value of $10,455,331.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance

Officer attributable to the Fund. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1 shares do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2019, the effective management fee rate was 0.62%, exclusive of any applicable waivers/reimbursements.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $34,738,862 and waived its fees and/or reimbursed expenses in the amount of $65,123.

23

Notes to Financial Statements (Unaudited) (continued)

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$489,667
Class R2	106,713
Class R3	29,700

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $74,393 and $29,472, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,546, $5,297 and $5,606, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$449,552
Investor Class	113,161
Class B	25,713
Class C	186,705
Class I	2,939,449
Class R1	482,486
Class R2	105,081
Class R3	29,249

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

24	MainStay Large Cap Growth Fund

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$199,452	$1,700,039	$(1,851,005)	$—	$—	$48,486	$952	$—	48,486

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Invest- ments in Secu- rities	$7,040,548,088	$5,083,429,294	$(48,633,332)	$5,034,795,962

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$205,327,756
Long-Term Capital Gain	1,508,549,989
Total	$1,713,877,745

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the

Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $3,971,587 and $4,968,629, respectively.

25

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	12,777,340	$111,743,013
Shares issued to shareholders in reinvestment of dividends and distributions	20,331,243	172,408,937
Shares redeemed	(40,261,828)	(327,904,438)

Net increase (decrease) in shares outstanding before conversion	(7,153,245)	(43,752,488)
Shares converted into Class A (See Note 1)	831,269	7,278,913
Shares converted from Class A (See Note 1)	(286,177)	(2,472,137)

Net increase (decrease)	(6,608,153)	$(38,945,712)

Year ended October 31, 2018:
Shares sold	42,230,349	$436,720,943
Shares issued to shareholders in reinvestment of dividends and distributions	12,586,881	111,645,636
Shares redeemed	(33,979,838)	(341,156,596)

Net increase (decrease) in shares outstanding before conversion	20,837,392	207,209,983
Shares converted into Class A (See Note 1)	2,993,726	30,439,439
Shares converted from Class A (See Note 1)	(6,170,055)	(60,392,537)

Net increase (decrease)	17,661,063	$177,256,885

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,079,368	$9,260,863
Shares issued to shareholders in reinvestment of dividends and distributions	2,314,746	19,304,979
Shares redeemed	(1,363,871)	(11,884,313)

Net increase (decrease) in shares outstanding before conversion	2,030,243	16,681,529
Shares converted into Investor Class (See Note 1)	326,358	2,801,005
Shares converted from Investor Class (See Note 1)	(347,797)	(2,979,620)

Net increase (decrease)	2,008,804	$16,502,914

Year ended October 31, 2018:
Shares sold	2,315,575	$23,413,077
Shares issued to shareholders in reinvestment of dividends and distributions	1,870,663	16,368,293
Shares redeemed	(1,711,588)	(16,884,001)

Net increase (decrease) in shares outstanding before conversion	2,474,650	22,897,369
Shares converted into Investor Class (See Note 1)	383,765	3,862,501
Shares converted from Investor Class (See Note 1)	(2,753,111)	(27,624,467)

Net increase (decrease)	105,304	$(864,597)

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	105,222	$722,440
Shares issued to shareholders in reinvestment of dividends and distributions	790,046	5,317,008
Shares redeemed	(377,376)	(2,622,930)

Net increase (decrease) in shares outstanding before conversion	517,892	3,416,518
Shares converted from Class B (See Note 1)	(277,891)	(1,851,043)

Net increase (decrease)	240,001	$1,565,475

Year ended October 31, 2018:
Shares sold	241,914	$2,022,860
Shares issued to shareholders in reinvestment of dividends and distributions	692,472	5,138,144
Shares redeemed	(791,214)	(6,631,504)

Net increase (decrease) in shares outstanding before conversion	143,172	529,500
Shares converted from Class B (See Note 1)	(576,581)	(4,863,880)

Net increase (decrease)	(433,409)	$(4,334,380)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	4,010,706	$26,897,834
Shares issued to shareholders in reinvestment of dividends and distributions	4,192,160	28,171,313
Shares redeemed	(8,784,561)	(60,092,595)

Net increase (decrease) in shares outstanding before conversion	(581,695)	(5,023,448)
Shares converted from Class C (See Note 1)	(594,511)	(4,163,899)

Net increase (decrease)	(1,176,206)	$(9,187,347)

Year ended October 31, 2018:
Shares sold	3,673,084	$29,233,083
Shares issued to shareholders in reinvestment of dividends and distributions	3,165,875	23,459,136
Shares redeemed	(8,509,547)	(70,998,343)

Net increase (decrease)	(1,670,588)	$(18,306,124)

26	MainStay Large Cap Growth Fund

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	66,913,421	$630,657,347
Shares issued to shareholders in reinvestment of dividends and distributions	101,104,248	936,225,333
Shares redeemed	(126,092,134)	(1,185,512,395)

Net increase (decrease) in shares outstanding before conversion	41,925,535	381,370,285
Shares converted into Class I (See Note 1)	151,612	1,386,781
Shares converted from Class I (See Note 1)	(5,018,712)	(47,690,432)

Net increase (decrease)	37,058,435	$335,066,634

Year ended October 31, 2018:
Shares sold	112,191,066	$1,206,894,936
Shares issued to shareholders in reinvestment of dividends and distributions	90,493,251	860,590,813
Shares redeemed	(223,290,202)	(2,402,653,084)

Net increase (decrease) in shares outstanding before conversion	(20,605,885)	(335,167,335)
Shares converted into Class I (See Note 1)	5,585,360	58,612,453
Shares converted from Class I (See Note 1)	(8,691,745)	(91,176,410)

Net increase (decrease)	(23,712,270)	$(367,731,292)

Class R1	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	7,429,578	$68,239,802
Shares issued to shareholders in reinvestment of dividends and distributions	21,267,138	190,978,900
Shares redeemed	(36,797,928)	(324,455,690)

Net increase (decrease)	(8,101,212)	$(65,236,988)

Year ended October 31, 2018:
Shares sold	17,515,552	$185,633,941
Shares issued to shareholders in reinvestment of dividends and distributions	24,175,895	224,352,308
Shares redeemed	(83,439,927)	(890,472,249)

Net increase (decrease) in shares outstanding before conversion	(41,748,480)	(480,486,000)
Shares converted from Class R1 (See Note 1)	(3,154)	(32,750)

Net increase (decrease)	(41,751,634)	$(480,518,750)

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	3,999,974	$34,447,787
Shares issued to shareholders in reinvestment of dividends and distributions	3,133,404	26,445,932
Shares redeemed	(7,764,921)	(68,770,900)

Net increase (decrease)	(631,543)	$(7,877,181)

Year ended October 31, 2018:
Shares sold	6,634,712	$64,592,751
Shares issued to shareholders in reinvestment of dividends and distributions	3,351,675	29,628,809
Shares redeemed	(16,238,968)	(161,651,454)

Net increase (decrease) in shares outstanding before conversion	(6,252,581)	(67,429,894)
Shares converted from Class R2 (See Note 1)	(69)	(759)

Net increase (decrease)	(6,252,650)	$(67,430,653)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	831,150	$7,038,989
Shares issued to shareholders in reinvestment of dividends and distributions	1,368,016	10,834,685
Shares redeemed	(1,842,082)	(15,069,377)

Net increase (decrease)	357,084	$2,804,297

Year ended October 31, 2018:
Shares sold	1,306,683	$12,397,991
Shares issued to shareholders in reinvestment of dividends and distributions	1,273,708	10,711,886
Shares redeemed	(3,899,378)	(36,048,817)

Net increase (decrease)	(1,318,987)	$(12,938,940)

Class R6	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	64,558,851	$590,958,039
Shares issued to shareholders in reinvestment of dividends and distributions	44,637,714	416,469,871
Shares redeemed	(39,417,897)	(361,979,772)

Net increase (decrease) in shares outstanding before conversion	69,778,668	645,448,138
Shares converted into Class R6 (See Note 1)	4,982,451	47,690,432

Net increase (decrease)	74,761,119	$693,138,570

Year ended October 31, 2018:
Shares sold	64,001,645	$692,272,013
Shares issued to shareholders in reinvestment of dividends and distributions	29,936,782	286,195,637
Shares redeemed	(64,420,735)	(690,023,758)

Net increase (decrease) in shares outstanding before conversion	29,517,692	288,443,892
Shares converted into Class R6 (See Note 1)	8,642,314	91,176,410

Net increase (decrease)	38,160,006	$379,620,302

27

Notes to Financial Statements (Unaudited) (continued)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Large Cap Growth Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Large Cap Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Winslow Capital (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Winslow Capital in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Winslow Capital personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of

New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Winslow Capital; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Winslow Capital. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Winslow Capital. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Winslow Capital resulting from, among other things, the Board’s consideration of the Advisory Agreements in

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Winslow Capital

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Winslow Capital and ongoing analysis of, and interactions with, Winslow Capital with respect to, among other things, Fund investment performance and risk as well as Winslow Capital’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The

Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Winslow Capital provides to the Fund. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Fund and managing other portfolios and Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital, and Winslow Capital’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Winslow Capital believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Winslow Capital. The Board reviewed Winslow Capital’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Winslow Capital’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

30	MainStay Large Cap Growth Fund

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Winslow Capital to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital

The Board considered the costs of the services provided by New York Life Investments and Winslow Capital under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Winslow Capital, due to their relationships with the Fund. Although the Board did not receive specific profitability information from Winslow Capital, the Board considered that the subadvisory fee paid by New York Life Investments to Winslow Capital for services provided to the Fund was the result of arm’s-length negotiations by New York Life Investments. The Board considered that Winslow Capital’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and Winslow Capital and acknowledged that New York Life Investments and Winslow Capital must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Winslow Capital, the Board considered that any profits realized by Winslow Capital due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital, acknowledging that any such profits are based on fees paid to Winslow Capital by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Winslow Capital are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously

32	MainStay Large Cap Growth Fund

prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

34	MainStay Large Cap Growth Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737112 MS065-19	MSLG10-06/19 (NYLIM) NL221

MainStay MacKay Common Stock Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	–0.69 5.09%	2.62 8.60%	8.64 9.87%	13.25 13.89%	0.97 0.97%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–0.85 4.93	2.35 8.30	8.36 9.60	12.83 13.47	1.23 1.23
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	–0.09 4.54	2.73 7.49	8.50 8.78	12.63 12.63	1.98 1.98
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	3.62 4.54	6.55 7.50	8.78 8.78	12.62 12.62	1.98 1.98
Class I Shares	No Sales Charge		12/28/2004	5.22	8.89	10.15	14.18	0.71
Class R3 Shares	No Sales Charge		2/29/2016	4.91	8.22	13.98	N/A	1.32

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[4]	9.76%	13.49%	11.63%	15.32%

Russell 1000® Index[5]	10.00	13.33	11.41	15.39
Morningstar Large Blend Category Average[6]	9.02	10.88	9.71	13.89

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Russell 1000® Index is the Fund’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest companies based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,050.90	$4.93	$1,019.98	$4.86	0.97%

Investor Class Shares	$1,000.00	$1,049.30	$6.25	$1,018.70	$6.16	1.23%

Class B Shares	$1,000.00	$1,045.40	$10.04	$1,014.98	$9.89	1.98%

Class C Shares	$1,000.00	$1,045.40	$10.04	$1,014.98	$9.89	1.98%

Class I Shares	$1,000.00	$1,052.20	$3.66	$1,021.22	$3.61	0.72%

Class R3 Shares	$1,000.00	$1,049.10	$6.71	$1,018.25	$6.61	1.32%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2019 (Unaudited)

Software	7.8%

IT Services	5.7

Banks	5.5

Interactive Media & Services	5.2

Semiconductors & Semiconductor Equipment	4.9

Oil, Gas & Consumable Fuels	4.8

Technology Hardware, Storage & Peripherals	4.4

Internet & Direct Marketing Retail	4.1

Insurance	3.8

Pharmaceuticals	3.6

Specialty Retail	3.4

Health Care Providers & Services	3.0

Media	2.8

Equity Real Estate Investment Trusts	2.7

Biotechnology	2.6

Entertainment	2.5

Hotels, Restaurants & Leisure	2.3

Diversified Telecommunication Services	1.9

Textiles, Apparel & Luxury Goods	1.8

Chemicals	1.7

Aerospace & Defense	1.6

Exchange-Traded Funds	1.6

Household Products	1.5

Diversified Financial Services	1.4

Food & Staples Retailing	1.4

Life Sciences Tools & Services	1.4

Health Care Equipment & Supplies	1.3

Machinery	1.3

Beverages	1.2

Capital Markets	1.2%

Electric Utilities	1.2

Commercial Services & Supplies	1.0

Communications Equipment	0.9

Independent Power & Renewable Electricity Producers	0.8

Tobacco	0.8

Food Products	0.7

Multi-Utilities	0.7

Multiline Retail	0.7

Consumer Finance	0.6

Industrial Conglomerates	0.6

Professional Services	0.6

Containers & Packaging	0.5

Household Durables	0.5

Road & Rail	0.4

Air Freight & Logistics	0.3

Electronic Equipment, Instruments & Components	0.3

Trading Companies & Distributors	0.3

Airlines	0.2

Building Products	0.2

Metals & Mining	0.2

Diversified Consumer Services	0.1

Electrical Equipment	0.0	‡

Gas Utilities	0.0	‡

Thrifts & Mortgage Finance	0.0	‡

Short-Term Investment	0.1

Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	JPMorgan Chase & Co.
6.	Facebook, Inc., Class A

7.	Exxon Mobil Corp.

8.	SPDR S&P 500 ETF Trust

9.	Bank of America Corp.

10.	Chevron Corp.

8	MainStay MacKay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA and Mona Patni of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Common Stock Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay Common Stock Fund returned 5.22%, underperforming the 9.76% return of the Fund’s primary benchmark, the S&P 500® Index, and the 10.00% return of the Fund’s secondary benchmark, the Russell 1000® Index. Over the same period, Class I shares also underperformed the 9.02% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Despite posting positive returns, the U.S. equity market experienced elevated levels of volatility during the reporting period. After a choppy November 2018, markets plunged in December, driven by strong risk-off sentiment. Stock markets strongly rebounded in 2019 led by a rally in risky assets. In this investment climate, the efficacy of the Fund’s stock selection model proved broadly negative relative to the S&P 500® Index, particularly in the consumer discretionary, health care and information technology sectors.

Were there any changes to the Fund during the reporting period?

Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Fund. Migene Kim and Mona Patni continue to serve as portfolio managers of the Fund. For more information about this change refer to the supplement dated December 18, 2018.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Fund’s performance relative to the S&P 500® Index included the financials and industrials sectors. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to relative performance included the consumer discretionary, health care and information technology sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included systems software developer Microsoft, online retailer Amazon, and interactive media & services platform Facebook. The stocks that detracted the most from the Fund’s absolute performance included technology company Apple, drug retailer Walgreens Boots Alliance and department store retailer Nordstrom.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund’s largest initial purchase was in equity real estate investment trust (REIT) American Tower, while its largest increased purchase was in semiconductor maker Broadcom. During the same period, the Fund sold its full position in health care plan provider Cigna, while its most significantly reduced position size was in Apple, mentioned above.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the S&P 500® Index were in the communication services and real estate sectors. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures were in the energy and health care sectors.

How was the Fund positioned at the end of the reporting period?

Relative to the S&P 500® Index, the Fund ended the reporting period with the largest overweight exposures to the information technology and consumer discretionary sectors, and most underweight exposures to the industrials and consumer staples sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value

Common Stocks 98.4%†
Aerospace & Defense 1.6%
Boeing Co.	6,848	$2,586,421
Huntington Ingalls Industries, Inc.	510	113,516
Northrop Grumman Corp.	965	279,763
Raytheon Co.	1,610	285,920
Textron, Inc.	708	37,524
United Technologies Corp.	683	97,403

		3,400,547

Air Freight & Logistics 0.3%
United Parcel Service, Inc., Class B	6,225	661,219

Airlines 0.2%
Southwest Airlines Co.	4,295	232,918
United Continental Holdings, Inc. (a)	3,476	308,877

		541,795

Banks 5.5%
Bank of America Corp.	107,910	3,299,888
Citigroup, Inc.	33,528	2,370,430
Comerica, Inc.	3,379	265,556
Fifth Third Bancorp	4,120	118,738
JPMorgan Chase & Co.	34,842	4,043,414
Wells Fargo & Co.	37,108	1,796,398

		11,894,424

Beverages 1.2%
Coca-Cola Co.	15,537	762,245
Molson Coors Brewing Co., Class B	2,547	163,492
PepsiCo., Inc.	12,758	1,633,662

		2,559,399

Biotechnology 2.6%
AbbVie, Inc.	23,635	1,876,383
Amgen, Inc.	5,721	1,025,890
Biogen, Inc. (a)	3,920	898,621
Celgene Corp. (a)	6,104	577,804
Gilead Sciences, Inc.	17,640	1,147,305
United Therapeutics Corp. (a)	1,419	145,547

		5,671,550

Building Products 0.2%
Masco Corp.	12,061	471,103

Capital Markets 1.2%
Ameriprise Financial, Inc.	5,653	829,691
Bank of New York Mellon Corp.	7,818	388,242
Charles Schwab Corp.	8,555	391,648
E*TRADE Financial Corp.	4,216	213,582
Morgan Stanley	10,864	524,188
Raymond James Financial, Inc.	3,502	320,678

		2,668,029

	Shares	Value

Chemicals 1.7%
CF Industries Holdings, Inc.	20,783	$930,663
Chemours Co.	7,410	266,834
Dow, Inc. (a)	4,011	227,544
DowDuPont, Inc.	12,059	463,668
Linde PLC	117	21,090
LyondellBasell Industries N.V., Class A	9,655	851,861
Mosaic Co.	32,728	854,528
Sherwin-Williams Co.	71	32,293

		3,648,481

Commercial Services & Supplies 1.0%
Brink’s Co.	2,465	197,028
Republic Services, Inc.	11,934	988,374
Waste Management, Inc.	10,089	1,082,953

		2,268,355

Communications Equipment 0.9%
Arista Networks, Inc. (a)	457	142,717
Cisco Systems, Inc.	26,973	1,509,139
F5 Networks, Inc. (a)	108	16,945
Lumentum Holdings, Inc. (a)	5,851	362,587

		2,031,388

Consumer Finance 0.6%
American Express Co.	1,361	159,550
Discover Financial Services	878	71,548
Synchrony Financial	31,040	1,076,157

		1,307,255

Containers & Packaging 0.5%
Ball Corp.	16,904	1,013,226
International Paper Co.	2,351	110,050
Packaging Corp. of America	122	12,098

		1,135,374

Diversified Consumer Services 0.1%
H&R Block, Inc.	4,173	113,547

Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B (a)	13,029	2,823,515
Jefferies Financial Group, Inc.	6,121	125,909

		2,949,424

Diversified Telecommunication Services 1.9%
AT&T, Inc.	42,605	1,319,051
Verizon Communications, Inc.	48,142	2,753,241

		4,072,292

Electric Utilities 1.2%
American Electric Power Co., Inc.	4,657	398,406
Duke Energy Corp.	3,285	299,329
Exelon Corp.	22,792	1,161,253
NextEra Energy, Inc.	1,539	299,243
Southern Co.	5,534	294,520
Xcel Energy, Inc.	1,734	97,971

		2,550,722

10	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Electrical Equipment 0.0%‡
Acuity Brands, Inc.	43	$6,292
Eaton Corp. PLC	44	3,644

		9,936

Electronic Equipment, Instruments & Components 0.3%
Corning, Inc.	4,531	144,312
Jabil, Inc.	8,846	267,238
Zebra Technologies Corp., Class A (a)	1,353	285,672

		697,222

Entertainment 2.5%
Cinemark Holdings, Inc.	19,991	840,621
Live Nation Entertainment, Inc. (a)	13,140	858,568
Netflix, Inc. (a)	3,832	1,419,909
Viacom, Inc., Class B	31,956	923,848
Walt Disney Co.	10,344	1,416,818

		5,459,764

Equity Real Estate Investment Trusts 2.7%
American Tower Corp.	6,898	1,347,179
AvalonBay Communities, Inc.	78	15,672
Equity Residential	2,233	170,646
HCP, Inc.	3,114	92,735
Host Hotels & Resorts, Inc.	50,791	977,219
Iron Mountain, Inc.	6,851	222,520
Lamar Advertising Co., Class A	2,454	202,872
Medical Properties Trust, Inc.	2,411	42,096
Mid-America Apartment Communities, Inc.	756	82,714
Omega Healthcare Investors, Inc.	6,459	228,584
Pebblebrook Hotel Trust	9,461	308,050
Public Storage	4,381	968,990
SBA Communications Corp. (a)	745	151,779
Simon Property Group, Inc.	2,383	413,927
Ventas, Inc.	8,469	517,541
Welltower, Inc.	2,771	206,523

		5,949,047

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	2,295	563,491
Kroger Co.	11,469	295,671
Sysco Corp.	1,636	115,125
Walgreens Boots Alliance, Inc.	8,401	450,042
Walmart, Inc.	15,597	1,603,995

		3,028,324

Food Products 0.7%
Campbell Soup Co.	10,888	421,257
General Mills, Inc.	3,700	190,439
Post Holdings, Inc. (a)	3,560	401,497
Tyson Foods, Inc., Class A	6,629	497,241

		1,510,434

	Shares	Value

Gas Utilities 0.0%‡
UGI Corp.	32	$1,744

Health Care Equipment & Supplies 1.3%
Abbott Laboratories	14,897	1,185,205
ABIOMED, Inc. (a)	394	109,300
Hill-Rom Holdings, Inc.	137	13,895
Hologic, Inc. (a)	5,084	235,796
Intuitive Surgical, Inc. (a)	1,004	512,672
Medtronic PLC	9,161	813,588
Stryker Corp.	37	6,990

		2,877,446

Health Care Providers & Services 3.0%
AmerisourceBergen Corp.	2,802	209,478
Anthem, Inc.	4,086	1,074,741
Cardinal Health, Inc.	4,626	225,332
CVS Health Corp.	795	43,232
DaVita, Inc. (a)	1,583	87,445
Encompass Health Corp.	1,340	86,363
HCA Healthcare, Inc.	9,136	1,162,373
McKesson Corp.	7,880	939,690
UnitedHealth Group, Inc.	8,863	2,065,699
Universal Health Services, Inc., Class B	4,814	610,752

		6,505,105

Hotels, Restaurants & Leisure 2.3%
Carnival Corp.	2,199	120,637
Darden Restaurants, Inc.	8,167	960,439
McDonald’s Corp.	2,285	451,448
MGM Resorts International	2,284	60,823
Norwegian Cruise Line Holdings, Ltd. (a)	16,479	929,251
Starbucks Corp.	22,244	1,727,914
Texas Roadhouse, Inc.	13,838	747,390

		4,997,902

Household Durables 0.5%
PulteGroup, Inc.	23,268	732,011
Toll Brothers, Inc.	3,929	149,695
Whirlpool Corp.	1,349	187,268

		1,068,974

Household Products 1.5%
Kimberly-Clark Corp.	5,627	722,394
Procter & Gamble Co.	22,931	2,441,693

		3,164,087

Independent Power & Renewable Electricity Producers 0.8%
AES Corp.	51,622	883,769
NRG Energy, Inc.	22,330	919,326

		1,803,095

Industrial Conglomerates 0.6%
3M Co.	1,769	335,243
Honeywell International, Inc.	5,572	967,467

		1,302,710

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Insurance 3.8%
Aflac, Inc.	12,687	$639,171
Allstate Corp.	4,193	415,358
American International Group, Inc.	4,244	201,887
Brighthouse Financial, Inc. (a)	16,930	707,505
Chubb, Ltd.	1,896	275,299
First American Financial Corp.	13,064	745,432
Kemper Corp.	5,526	496,677
Lincoln National Corp.	4,928	328,796
MetLife, Inc.	26,998	1,245,418
Progressive Corp.	16,132	1,260,716
Prudential Financial, Inc.	5,790	612,061
Reinsurance Group of America, Inc.	2,313	350,443
Travelers Cos., Inc.	6,445	926,469
Willis Towers Watson PLC	504	92,907

		8,298,139

Interactive Media & Services 5.2%
Alphabet, Inc. (a)
Class A	2,989	3,583,691
Class C	3,039	3,611,791
Facebook, Inc., Class A (a)	20,611	3,986,167
TripAdvisor, Inc. (a)	3,125	166,344

		11,347,993

Internet & Direct Marketing Retail 4.1%
Amazon.com, Inc. (a)	3,614	6,962,443
Booking Holdings, Inc. (a)	291	539,802
eBay, Inc.	13,117	508,284
Expedia Group, Inc.	7,727	1,003,274

		9,013,803

IT Services 5.7%
Accenture PLC, Class A	7,278	1,329,472
Akamai Technologies, Inc. (a)	12,542	1,004,113
Alliance Data Systems Corp.	131	20,973
Automatic Data Processing, Inc.	1,201	197,432
CACI International, Inc., Class A (a)	2,443	476,239
Cognizant Technology Solutions Corp., Class A	2,245	163,795
International Business Machines Corp.	13,940	1,955,364
Leidos Holdings, Inc.	1,127	82,812
Mastercard, Inc., Class A	7,954	2,022,225
MAXIMUS, Inc.	11,615	855,445
PayPal Holdings, Inc. (a)	10,329	1,164,801
Sabre Corp.	13,015	270,191
Visa, Inc., Class A	15,402	2,532,551
Western Union Co.	17,678	343,660

		12,419,073

Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	4,079	320,201
Charles River Laboratories International, Inc. (a)	2,439	342,606
Illumina, Inc. (a)	1,290	402,480

	Shares	Value
Life Sciences Tools & Services (continued)
IQVIA Holdings, Inc. (a)	6,485	$900,766
PRA Health Sciences, Inc. (a)	3,797	367,626
Thermo Fisher Scientific, Inc.	2,897	803,773

		3,137,452

Machinery 1.3%
AGCO Corp.	11,883	841,079
Caterpillar, Inc.	1,830	255,139
Cummins, Inc.	6,384	1,061,595
Oshkosh Corp.	961	79,369
PACCAR, Inc.	9,660	692,332

		2,929,514

Media 2.8%
Charter Communications, Inc., Class A (a)	3,308	1,227,896
Comcast Corp., Class A	53,247	2,317,842
Discovery, Inc. (a)
Class A	22,734	702,481
Class C	17,419	500,970
DISH Network Corp., Class A (a)	5,946	208,824
News Corp.
Class A	12,939	160,702
Class B	6,516	81,385
Omnicom Group, Inc.	12,352	988,531

		6,188,631

Metals & Mining 0.2%
Freeport-McMoRan, Inc.	526	6,475
Steel Dynamics, Inc.	10,239	324,372

		330,847

Multi-Utilities 0.7%
Ameren Corp.	2,745	199,754
CenterPoint Energy, Inc.	31,474	975,694
DTE Energy Co.	2,488	312,766
WEC Energy Group, Inc.	1,039	81,489

		1,569,703

Multiline Retail 0.7%
Kohl’s Corp.	9,332	663,505
Target Corp.	10,175	787,749

		1,451,254

Oil, Gas & Consumable Fuels 4.8%
Apache Corp.	1,264	41,598
Chevron Corp.	23,583	2,831,375
ConocoPhillips	22,395	1,413,572
Devon Energy Corp.	7,575	243,461
EOG Resources, Inc.	79	7,588
Exxon Mobil Corp.	46,636	3,743,938
HollyFrontier Corp.	2,693	128,537
Marathon Petroleum Corp.	2,738	166,662
Murphy Oil Corp.	405	11,032
Occidental Petroleum Corp.	6,848	403,210

12	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Phillips 66	6,396	$602,951
Valero Energy Corp.	9,686	878,133

		10,472,057

Pharmaceuticals 3.6%
Allergan PLC	1,720	252,840
Bristol-Myers Squibb Co.	40	1,857
Eli Lilly & Co.	4,498	526,446
Johnson & Johnson	19,627	2,771,332
Merck & Co., Inc.	22,630	1,781,207
Mylan N.V. (a)	31,116	839,821
Pfizer, Inc.	41,224	1,674,107

		7,847,610

Professional Services 0.6%
ManpowerGroup, Inc.	39	3,746
Nielsen Holdings PLC	26,723	682,238
Robert Half International, Inc.	8,666	538,072

		1,224,056

Road & Rail 0.4%
Norfolk Southern Corp.	315	64,266
Union Pacific Corp.	4,794	848,730

		912,996

Semiconductors & Semiconductor Equipment 4.9%
Applied Materials, Inc.	16,993	748,882
Broadcom, Inc.	6,320	2,012,288
Cypress Semiconductor Corp.	3,479	59,769
Intel Corp.	54,445	2,778,873
KLA-Tencor Corp.	3,939	502,144
Lam Research Corp.	5,710	1,184,425
Micron Technology, Inc. (a)	30,250	1,272,315
NVIDIA Corp.	2,978	539,018
Qorvo, Inc. (a)	11,766	889,627
Skyworks Solutions, Inc.	2,249	198,317
Texas Instruments, Inc.	3,429	404,039

		10,589,697

Software 7.8%
Adobe, Inc. (a)	2,685	776,636
CDK Global, Inc.	12,808	772,578
Citrix Systems, Inc.	4,135	417,470
Fortinet, Inc. (a)	2,918	272,600
j2 Global, Inc.	6,681	585,389
LogMeIn, Inc.	10,298	848,555
Microsoft Corp.	64,238	8,389,483
Oracle Corp.	37,745	2,088,431
Salesforce.com, Inc. (a)	6,718	1,110,821
Symantec Corp.	40,395	977,963
Teradata Corp. (a)	17,834	810,912

		17,050,838

	Shares	Value
Specialty Retail 3.4%
Advance Auto Parts, Inc.	4,428	$736,465
AutoZone, Inc. (a)	1,057	1,086,924
Best Buy Co., Inc.	13,833	1,029,313
Foot Locker, Inc.	14,565	833,264
Home Depot, Inc.	6,096	1,241,755
L Brands, Inc.	16,598	425,573
Lowe’s Cos., Inc.	10,088	1,141,356
TJX Cos., Inc.	87	4,775
Tractor Supply Co.	44	4,554
Ulta Beauty, Inc. (a)	153	53,394
Williams-Sonoma, Inc. (b)	14,500	828,965

		7,386,338

Technology Hardware, Storage & Peripherals 4.4%
Apple, Inc.	38,834	7,792,819
Seagate Technology PLC	19,445	939,582
Xerox Corp.	26,773	893,147

		9,625,548

Textiles, Apparel & Luxury Goods 1.8%
Capri Holdings, Ltd. (a)	1,991	87,763
Carter’s, Inc.	2,598	275,154
Deckers Outdoor Corp. (a)	5,610	887,558
NIKE, Inc., Class B	6,180	542,790
Ralph Lauren Corp.	3,752	493,688
Skechers U.S.A., Inc., Class A (a)	21,724	687,782
Under Armour, Inc., Class A (a)	39,743	917,666

		3,892,401

Thrifts & Mortgage Finance 0.0%‡
New York Community Bancorp, Inc.	1,643	19,108

Tobacco 0.8%
Altria Group, Inc.	18,165	986,904
Philip Morris International, Inc.	9,792	847,596

		1,834,500

Trading Companies & Distributors 0.3%
United Rentals, Inc. (a)	4,705	663,029

Total Common Stocks (Cost $189,212,652)		214,525,281

Exchange-Traded Funds 1.6%
SPDR S&P 500 ETF Trust	11,595	3,409,162

Total Exchange-Traded Funds (Cost $3,362,114)		3,409,162

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Short-Term Investment 0.1%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 2.20% (c)	142,171	$142,171

Total Short-Term Investment (Cost $142,171)		142,171

Total Investments (Cost $192,716,937)	100.1%	218,076,614
Other Assets, Less Liabilities	(0.1)	(294,123)
Net Assets	100.0%	$217,782,491
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $814,646 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $831,047 (See Note 2(H)).

(c)	Current yield as of April 30, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$214,525,281	$—	$—	$214,525,281
Exchange-Traded Funds	3,409,162	—	—	3,409,162
Short-Term Investment
Affiliated Investment Company	142,171	—	—	142,171

Total Investments in Securities	$218,076,614	$—	$—	$218,076,614

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $192,574,766) including securities on loan of $814,646	$217,934,443
Investment in affiliated investment company, at value (identified cost $142,171)	142,171
Cash	506
Receivables:
Dividends	161,609
Fund shares sold	73,888
Securities lending income	183
Other assets	68,549

Total assets	218,381,349

Liabilities
Payables:
Fund shares redeemed	378,962
Manager (See Note 3)	97,835
NYLIFE Distributors (See Note 3)	32,004
Transfer agent (See Note 3)	30,448
Shareholder communication	29,032
Professional fees	27,890
Custodian	2,603
Trustees	40
Accrued expenses	44

Total liabilities	598,858

Net assets	$217,782,491

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$89,367
Additional paid-in capital	188,177,605

188,266,972
Total distributable earnings (loss)	29,515,519

Net assets	$217,782,491

Class A
Net assets applicable to outstanding shares	$65,813,152

Shares of beneficial interest outstanding	2,683,922

Net asset value per share outstanding	$24.52
Maximum sales charge (5.50% of offering price)	1.43

Maximum offering price per share outstanding	$25.95

Investor Class
Net assets applicable to outstanding shares	$17,551,250

Shares of beneficial interest outstanding	715,366

Net asset value per share outstanding	$24.53
Maximum sales charge (5.50% of offering price)	1.43

Maximum offering price per share outstanding	$25.96

Class B
Net assets applicable to outstanding shares	$5,409,795

Shares of beneficial interest outstanding	243,093

Net asset value and offering price per share outstanding	$22.25

Class C
Net assets applicable to outstanding shares	$12,398,383

Shares of beneficial interest outstanding	557,626

Net asset value and offering price per share outstanding	$22.23

Class I
Net assets applicable to outstanding shares	$116,443,051

Shares of beneficial interest outstanding	4,729,818

Net asset value and offering price per share outstanding	$24.62

Class R3
Net assets applicable to outstanding shares	$166,860

Shares of beneficial interest outstanding	6,833

Net asset value and offering price per share outstanding	$24.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated	$2,122,666
Securities lending	4,760
Dividends-affiliated	2,436

Total income	2,129,862

Expenses
Manager (See Note 3)	548,779
Distribution/Service—Class A (See Note 3)	77,012
Distribution/Service—Investor Class (See Note 3)	20,286
Distribution/Service—Class B (See Note 3)	26,761
Distribution/Service—Class C (See Note 3)	67,093
Distribution/Service—Class R3 (See Note 3)	360
Transfer agent (See Note 3)	94,785
Registration	55,619
Professional fees	31,725
Shareholder communication	14,845
Custodian	9,980
Trustees	2,293
Shareholder service (See Note 3)	72
Miscellaneous	7,651

Total expenses before waiver/reimbursement	957,261
Expense waiver/reimbursement from Manager (See Note 3)	(6,870)

Net expenses	950,391

Net investment income (loss)	1,179,471

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	4,280,029
Net change in unrealized appreciation (depreciation) on unaffiliated investments	5,351,214

Net realized and unrealized gain (loss) on investments	9,631,243

Net increase (decrease) in net assets resulting from operations	$10,810,714

16	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,179,471	$1,661,304
Net realized gain (loss) on investments	4,280,029	22,973,916
Net change in unrealized appreciation (depreciation) on investments	5,351,214	(10,553,207)

Net increase (decrease) in net assets resulting from operations	10,810,714	14,082,013

Distributions to shareholders:
Class A	(7,174,046)	(504,518)
Investor Class	(1,810,860)	(109,255)
Class B	(659,612)	—
Class C	(1,668,996)	—
Class I	(11,081,969)	(1,062,640)
Class R3	(14,964)	(647)

Total distributions to shareholders	(22,410,447)	(1,677,060)

Capital share transactions:
Net proceeds from sale of shares	32,177,722	59,074,323
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	21,959,520	1,632,738
Cost of shares redeemed	(24,640,761)	(62,972,216)

Increase (decrease) in net assets derived from capital share transactions	29,496,481	(2,265,155)

Net increase (decrease) in net assets	17,896,748	10,139,798

Net Assets
Beginning of period	199,885,743	189,745,945

End of period	$217,782,491	$199,885,743

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$26.31	$24.56	$19.95	$20.20		$19.39	$16.59

Net investment income (loss) (a)	0.14	0.24	0.23	0.25		0.20	0.18

Net realized and unrealized gain (loss) on investments	1.00	1.74	4.63	(0.28)		0.76	2.83

Total from investment operations	1.14	1.98	4.86	(0.03)		0.96	3.01

Less dividends and distributions:

From net investment income	(0.22)	(0.23)	(0.25)	(0.22)		(0.15)	(0.21)

From net realized gain on investments	(2.71)	—	—	—		—	—

Total dividends and distributions	(2.93)	(0.23)	(0.25)	(0.22)		(0.15)	(0.21)

Net asset value at end of period	$24.52	$26.31	$24.56	$19.95		$20.20	$19.39

Total investment return (b)	5.09%	8.07%	24.59%	(0.13%)		4.95%	18.30%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.17%††	0.90%	1.05%	1.29	% (c)	1.01%	0.98%

Net expenses (d)	0.97%††	0.97%	0.96%	0.95	% (e)	0.96%	1.00%

Portfolio turnover rate	73%	137%	134%	164%		158%	165%

Net assets at end of period (in 000’s)	$65,813	$63,956	$53,909	$42,928		$52,985	$34,139

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.28%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$26.29	$24.53	$19.93	$20.19		$19.38	$16.58

Net investment income (loss) (a)	0.11	0.18	0.18	0.21		0.16	0.13

Net realized and unrealized gain (loss) on investments	0.99	1.74	4.62	(0.29)		0.76	2.82

Total from investment operations	1.10	1.92	4.80	(0.08)		0.92	2.95

Less dividends and distributions:

From net investment income	(0.15)	(0.16)	(0.20)	(0.18)		(0.11)	(0.15)

From net realized gain on investments	(2.71)	—	—	—		—	—

Total dividends and distributions	(2.86)	(0.16)	(0.20)	(0.18)		(0.11)	(0.15)

Net asset value at end of period	$24.53	$26.29	$24.53	$19.93		$20.19	$19.38

Total investment return (b)	4.93%	7.82%	24.25%	(0.39%)		4.77%	17.94%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.91%††	0.68%	0.83%	1.05	% (c)	0.82%	0.71%

Net expenses (d)	1.23%††	1.21%	1.22%	1.20	% (e)	1.17%	1.28%

Expenses (before waiver/reimbursement) (d)	1.26%††	1.23%	1.22%	1.20	% (e)	1.17%	1.28%

Portfolio turnover rate	73%	137%	134%	164%		158%	165%

Net assets at end of period (in 000’s)	$17,551	$16,580	$17,216	$21,880		$22,939	$20,856

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.04%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.21%.

18	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class B	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$24.04	$22.46	$18.25	$18.49		$17.81	$15.27

Net investment income (loss) (a)	0.02	(0.02)	0.01	0.05		0.02	(0.00)‡

Net realized and unrealized gain (loss) on investments	0.90	1.60	4.24	(0.26)		0.69	2.59

Total from investment operations	0.92	1.58	4.25	(0.21)		0.71	2.59

Less dividends and distributions:

From net investment income	—	—	(0.04)	(0.03)		(0.03)	(0.05)

From net realized gain on investments	(2.71)	—	—	—		—	—

Total dividends and distributions	(2.71)	—	(0.04)	(0.03)		(0.03)	(0.05)

Net asset value at end of period	$22.25	$24.04	$22.46	$18.25		$18.49	$17.81

Total investment return (b)	4.54%	7.03%	23.31%	(1.12%)		4.01%	17.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.18%††	(0.07%)	0.06%	0.30	% (c)	0.09%	(0.03%)

Net expenses (d)	1.98%††	1.96%	1.97%	1.95	% (e)	1.92%	2.03%

Expenses (before waiver/reimbursement) (d)	2.01%††	1.98%	1.97%	1.95	% (e)	1.92%	2.03%

Portfolio turnover rate	73%	137%	134%	164%		158%	165%

Net assets at end of period (in 000’s)	$5,410	$5,855	$6,635	$6,604		$6,816	$7,240

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.29%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.96%.

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$24.02	$22.45	$18.24	$18.48		$17.80	$15.26

Net investment income (loss) (a)	0.02	(0.02)	0.01	0.06		0.01	(0.02)

Net realized and unrealized gain (loss) on investments	0.90	1.59	4.24	(0.27)		0.70	2.61

Total from investment operations	0.92	1.57	4.25	(0.21)		0.71	2.59

Less dividends and distributions:

From net investment income	—	—	(0.04)	(0.03)		(0.03)	(0.05)

From net realized gain on investments	(2.71)	—	—	—		—	—

Total dividends and distributions	(2.71)	—	(0.04)	(0.03)		(0.03)	(0.05)

Net asset value at end of period	$22.23	$24.02	$22.45	$18.24		$18.48	$17.80

Total investment return (b)	4.54%	6.99%	23.33%	(1.12%)		4.01%	17.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.19%††	(0.08%)	0.06%	0.34	% (c)	0.06%	(0.10%)

Net expenses (d)	1.98%††	1.96%	1.97%	1.95	% (e)	1.92%	2.03%

Expenses (before waiver/reimbursement) (d)	2.01%††	1.98%	1.97%	1.95	% (e)	1.92%	2.03%

Portfolio turnover rate	73%	137%	134%	164%		158%	165%

Net assets at end of period (in 000’s)	$12,398	$14,964	$15,459	$16,509		$25,775	$16,536

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.33%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.96%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$26.44	$24.67	$20.04	$20.29		$19.45	$16.64

Net investment income (loss) (a)	0.17	0.31	0.29	0.31		0.26	0.22

Net realized and unrealized gain (loss) on investments	1.00	1.74	4.65	(0.29)		0.76	2.83

Total from investment operations	1.17	2.05	4.94	0.02		1.02	3.05

Less dividends and distributions:

From net investment income	(0.28)	(0.28)	(0.31)	(0.27)		(0.18)	(0.24)

From net realized gain on investments	(2.71)	—	—	—		—	—

Total dividends and distributions	(2.99)	(0.28)	(0.31)	(0.27)		(0.18)	(0.24)

Net asset value at end of period	$24.62	$26.44	$24.67	$20.04		$20.29	$19.45

Total investment return (b)	5.22%	8.36%	24.89%	0.12%		5.26%	18.55%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.41%††	1.16%	1.31%	1.55	%(c)	1.30%	1.24%

Net expenses (d)	0.72%††	0.71%	0.71%	0.70	%(e)	0.71%	0.75%

Portfolio turnover rate	73%	137%	134%	164%		158%	165%

Net assets at end of period (in 000’s)	$116,443	$98,395	$96,441	$87,774		$91,561	$108,343

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.71%.

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class R3	2019*	2018	2017	2016

Net asset value at beginning of period	$26.17	$24.48	$19.90	$18.44

Net investment income (loss) (a)	0.09	0.14	0.13	0.10

Net realized and unrealized gain (loss) on investments	1.01	1.73	4.65	1.36

Total from investment operations	1.10	1.87	4.78	1.46

Less dividends and distributions:

From net investment income	(0.14)	(0.18)	(0.20)	—

From net realized gain on investments	(2.71)	—	—	—

Total dividends and distributions	(2.85)	(0.18)	(0.20)	—

Net asset value at end of period	$24.42	$26.17	$24.48	$19.90

Total investment return (b)	4.91%	7.66%	24.17%	7.92	%(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.81%††	0.52%	0.60%	0.74	%††(d)

Net expenses (e)	1.32%††	1.32%	1.31%	1.31	%††(f)

Portfolio turnover rate	73%	137%	134%	164%

Net assets at end of period (in 000’s)	$167	$137	$86	$29

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.73%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.32%.

20	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Common Stock Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R2 and Class R6 shares were registered for sale effective as of December 14, 2007 (for Class R2 shares) and February 28, 2017 (for Class R6 shares). As of April 30, 2019, Class R2 and Class R6 shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R3 shares are offered at NAV without a sales charge. Class R2 and Class R6 shares are currently expected to be offered at

NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Funds’ prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

21

Notes to Financial Statements (Unaudited) (continued)

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and

22	MainStay MacKay Common Stock Fund

ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may

23

Notes to Financial Statements (Unaudited) (continued)

also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $814,646 and received non-cash collateral in the form of U.S. Treasury securities with a value of $831,047.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(I)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the six-month period ended April 30, 2019, the effective management fee rate was 0.55%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $548,779 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $6,870.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

24	MainStay MacKay Common Stock Fund

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R3	$72

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $6,766 and $5,181, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $274, $2,672 and $232, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$13,125
Investor Class	27,740
Class B	9,149
Class C	22,948
Class I	21,792
Class R3	31

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$67	$24,621	$(24,546)	$—	$—	$142	$2	$—	142

(G)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$37,838	22.7%

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative con-

tracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$193,836,765	$28,686,963	$(4,447,114)	$24,239,849

25

Notes to Financial Statements (Unaudited) (continued)

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$1,677,060

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $156,605 and $148,005, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	188,791	$4,485,218
Shares issued to shareholders in reinvestment of dividends and distributions	308,961	7,090,652
Shares redeemed	(276,616)	(6,362,926)

Net increase (decrease) in shares outstanding before conversion	221,136	5,212,944
Shares converted into Class A (See Note 1)	46,824	1,089,066
Shares converted from Class A (See Note 1)	(14,446)	(339,229)

Net increase (decrease)	253,514	$5,962,781

Year ended October 31, 2018:
Shares sold	567,715	$14,915,276
Shares issued to shareholders in reinvestment of dividends and distributions	19,112	488,895
Shares redeemed	(490,183)	(12,797,701)

Net increase (decrease) in shares outstanding before conversion	96,644	2,606,470
Shares converted into Class A (See Note 1)	152,900	4,063,461
Shares converted from Class A (See Note 1)	(14,162)	(374,984)

Net increase (decrease)	235,382	$6,294,947

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	53,905	$1,268,158
Shares issued to shareholders in reinvestment of dividends and distributions	78,678	1,808,804
Shares redeemed	(45,856)	(1,069,856)

Net increase (decrease) in shares outstanding before conversion	86,727	2,007,106
Shares converted into Investor Class (See Note 1)	30,765	714,877
Shares converted from Investor Class (See Note 1)	(32,758)	(764,039)

Net increase (decrease)	84,734	$1,957,944

Year ended October 31, 2018:
Shares sold	103,313	$2,733,830
Shares issued to shareholders in reinvestment of dividends and distributions	3,927	100,577
Shares redeemed	(66,844)	(1,765,739)

Net increase (decrease) in shares outstanding before conversion	40,396	1,068,668
Shares converted into Investor Class (See Note 1)	29,664	788,176
Shares converted from Investor Class (See Note 1)	(141,244)	(3,754,085)

Net increase (decrease)	(71,184)	$(1,897,241)

26	MainStay MacKay Common Stock Fund

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	4,219	$90,317
Shares issued to shareholders in reinvestment of dividends and distributions	30,000	627,606
Shares redeemed	(19,203)	(395,750)

Net increase (decrease) in shares outstanding before conversion	15,016	322,173
Shares converted from Class B (See Note 1)	(15,479)	(320,431)

Net increase (decrease)	(463)	$1,742

Year ended October 31, 2018:
Shares sold	17,385	$425,028
Shares redeemed	(39,619)	(950,724)

Net increase (decrease) in shares outstanding before conversion	(22,234)	(525,696)
Shares converted from Class B (See Note 1)	(29,591)	(722,568)

Net increase (decrease)	(51,825)	$(1,248,264)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	56,066	$1,155,613
Shares issued to shareholders in reinvestment of dividends and distributions	65,052	1,359,589
Shares redeemed	(168,450)	(3,568,336)

Net increase (decrease) in shares outstanding before conversion	(47,332)	(1,053,134)
Shares converted from Class C (See Note 1)	(17,953)	(380,244)

Net increase (decrease)	(65,285)	$(1,433,378)

Year ended October 31, 2018:
Shares sold	87,450	$2,084,523
Shares redeemed	(153,217)	(3,697,525)

Net increase (decrease)	(65,767)	$(1,613,002)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,071,422	$25,147,535
Shares issued to shareholders in reinvestment of dividends and distributions	480,594	11,063,276
Shares redeemed	(543,468)	(13,239,810)

Net increase (decrease)	1,008,548	$22,971,001

Year ended October 31, 2018:
Shares sold	1,421,800	$38,823,618
Shares issued to shareholders in reinvestment of dividends and distributions	40,660	1,042,924
Shares redeemed	(1,650,017)	(43,712,786)

Net increase (decrease)	(187,557)	$(3,846,244)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,374	$30,881
Shares issued to shareholders in reinvestment of dividends and distributions	419	9,593
Shares redeemed	(183)	(4,083)

Net increase (decrease)	1,610	$36,391

Year ended October 31, 2018:
Shares sold	3,394	$92,048
Shares issued to shareholders in reinvestment of dividends and distributions	13	342
Shares redeemed	(1,694)	(47,741)

Net increase (decrease)	1,713	$44,649

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc

27

Notes to Financial Statements (Unaudited) (continued)

before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit. The court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholders’ defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The court has not yet ruled on the motion.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay MacKay Common Stock Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Common Stock Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of

New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the Advisory Agreements in

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The

Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

30	MainStay MacKay Common Stock Fund

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

32	MainStay MacKay Common Stock Fund

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

34	MainStay MacKay Common Stock Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737426 MS065-19	MSCS10-06/19 (NYLIM) NL219

MainStay MacKay Convertible Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	3.76 9.80%	3.20 9.21%	6.44 7.65%	10.61 11.24%	0.98 0.98%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	3.67 9.70	3.09 9.09	6.26 7.47	10.40 11.02	1.14 1.14
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	4.32 9.32	3.23 8.23	6.36 6.67	10.20 10.20	1.89 1.89
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	8.33 9.33	7.24 8.24	6.68 6.68	10.20 10.20	1.89 1.89
Class I Shares	No Sales Charge		11/28/2008	9.98	9.64	7.97	11.54	0.73

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

ICE BofAML U.S. Convertible Index[4]	9.29%	10.96%	7.72%	12.30%
Morningstar Convertibles Category Average[5]	8.90	8.99	6.49	10.62

4.

The ICE BofAML U.S. Convertible Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofAML U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,098.00	$5.10	$1,019.94	$4.91	0.98%

Investor Class Shares	$1,000.00	$1,097.00	$5.98	$1,019.09	$5.76	1.15%

Class B Shares	$1,000.00	$1,093.20	$9.86	$1,015.37	$9.49	1.90%

Class C Shares	$1,000.00	$1,093.30	$9.86	$1,015.37	$9.49	1.90%

Class I Shares	$1,000.00	$1,099.80	$3.18	$1,021.77	$3.06	0.61%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

2.	Danaher Corp., (zero coupon), due 1/22/21

3.	NICE Systems, Inc., 1.25%, due 1/15/24

4.	Anthem, Inc., 2.75%, due 10/15/42

5.	Bank of America Corp.
6.	BioMarin Pharmaceutical, Inc., 0.599%, due 8/1/24

7.	DISH Network Corp., 3.375%, due 8/15/26

8.	Liberty Media Corp., 1.00%–1.375%, due 1/30/23–10/15/23

9.	Chart Industries, Inc., 1.00%, due 11/15/24

10.	Workday, Inc., 0.25%, due 10/1/22

8	MainStay MacKay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Convertible Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay Convertible Fund returned 9.98%, outperforming the 9.29% return of the Fund’s primary benchmark, the ICE BofAML U.S. Convertible Index. Over the same period, Class I shares outperformed the 8.90% return of the Morningstar Convertibles Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The advances in the Fund and the benchmark during the period resulted almost entirely from gains in equity markets, which largely determine the performance of equity-sensitive convertible bonds. The Fund’s outperformance relative to the ICE BofAML U.S. Convertible Index derived from owning several strong-performing positions that have very small weightings in the benchmark. Top holdings included Internet retailer, Etsy; health care equipment manufacturer, Danaher; Latin American Internet retailer, Mercadolibre; and industrial manufacturer, Chart Industries. The Fund’s relative performance also benefited from avoiding the convertible bonds of automobile manufacturer Tesla, a poor performer with a large weighting in the Index.

What was the Fund’s duration2 strategy during the reporting period?

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions regarding the Fund’s convertible security holdings. At the end of the reporting period, the effective duration of the Fund was 4.06 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Within the information technology sector, the Fund’s investments in software companies provided the strongest contributions to relative performance. (Contributions take weightings and total returns into account.) Top software holdings included NICE, Workday and ServiceNow, all three of which reported better than expected quarterly earnings and raised guidance for the coming quarters. In the consumer cyclical sector, Internet retailers Etsy and Mercadolibre significantly outperformed the Index after both companies reported earnings above analyst expectations.

The weakest sector contributors to the Fund’s relative performance included energy and health care. Energy fell in sync with the price of crude oil, which declined sharply from the highs of autumn 2018 and remained subdued through the end of the reporting period. The Fund’s holdings of the convertible bonds of Oasis Petroleum, Ensco, Transocean Offshore, and the convertible preferred shares of Hess, detracted from relative performance. The health care sector in general was weighed down by fears that a “Medicare for All” plan proposed by several Presidential candidates would negatively impact the industry if companies were forced to negotiate pricing with a single monopoly payor, the U.S. Government. Several of the Fund’s health care holdings such as Ligand Pharmaceuticals, BioMarin Pharmaceutical, and Novavax, detracted from the Fund’s performance relative to the benchmark.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual holdings making the strongest positive contributions to the Fund’s absolute performance included Microchip Technology, Danaher and NICE Systems. The convertible bonds of Microchip, a semiconductor manufacturer, advanced as many investors concluded that the cyclical downturn for the semiconductor industry would likely be relatively brief and shallow given existing semiconductors inventory levels in a prevailing environment of continued economic growth. The convertible bonds of Danaher, mentioned earlier, rose as the company continued to exceed quarterly earnings estimates. In addition, in February, the company announced that it would be acquiring General Electric’s biosciences unit for $20.6 billion and that this acquisition would be highly accretive to earnings. NICE Systems, also mentioned above, rose as the company continued to consistently beat earnings estimates and generate free cash flow.

The securities detracting most from the Fund’s absolute performance included the convertible bonds of Oasis Petroleum and the common shares of XPO Logistics. Oasis, an oil and gas exploration and production company, fell largely in sync with the decline in the price of crude oil during the period. The common shares of shipping and logistics company XPO, which the Fund received after the company’s convertible bonds matured and were converted, declined after the company missed fourth quarter earnings estimates due to a loss of business from its largest customer, presumed to be Amazon.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

What were some of the Fund’s largest purchases and sales during the reporting period?

Notable purchases included a new offering of convertible bonds from medical device manufacturer CONMED; convertible bonds of biotechnology company Sarepta Therapeutics, developing a potentially profitable treatment for a form of muscular dystrophy; and convertible bonds issued by Exact Science, maker of the Cologuard colon cancer test, a product well-positioned to experience rapid adoption from patients who do not wish to undergo a colonoscopy procedure. Notable sales included several large Fund holdings which matured during the period and were converted into common shares. These included securities of software developer Citrix Systems, packaged goods maker Post Holdings, oil and gas exploration and production company Hess and aircraft leasing company Air Lease. The Fund also sold its holdings in convertible bonds of biotechnology developer Ligand Pharmaceutical as new information related to the company’s management and history reduced our level of confidence in the investment.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its weighting to the information technology sector and decreased its weighting to the energy sector. All other sector weightings remained relatively unchanged.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund sectors most substantially overweight relative to the ICE BofAML U.S. Convertible Index included energy, health care, information technology and industrials. As of the same date, the Fund sectors most substantially underweight relative to the benchmark were financials, real estate and utilities.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Convertible Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Convertible Securities 90.3%† Convertible Bonds 84.1%
Advertising 0.6%
Quotient Technology, Inc. 1.75%, due 12/1/22	$8,787,000	$8,195,618

Aerospace & Defense 1.0%
Aerojet Rocketdyne Holdings, Inc. 2.25%, due 12/15/23	9,436,000	13,529,865

Biotechnology 7.2%
BioMarin Pharmaceutical, Inc. 0.599%, due 8/1/24 (a)	26,166,000	26,964,669
Exact Sciences Corp. 1.00%, due 1/15/25	9,763,000	14,737,991
Illumina, Inc.
(zero coupon), due 6/15/19	4,300,000	5,295,886
(zero coupon), due 8/15/23 (a)(b)	2,862,000	3,099,261
0.50%, due 6/15/21	9,998,000	13,722,255
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	6,683,000	6,253,392
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	14,497,000	18,672,513
Medicines Co. 2.75%, due 7/15/23	10,023,000	9,217,136
Novavax, Inc. 3.75%, due 2/1/23	4,500,000	1,803,232
Radius Health, Inc. 3.00%, due 9/1/24	660,000	573,866

		100,340,201

Building Materials 0.9%
Patrick Industries, Inc. 1.00%, due 2/1/23	14,099,000	12,964,031

Commercial Services 3.7%
Chegg, Inc. 0.125%, due 3/15/25 (b)	10,530,000	10,121,962
Euronet Worldwide, Inc. 0.75%, due 3/15/49 (a)(b)	11,900,000	13,311,352
Macquarie Infrastructure Corp. 2.875%, due 7/15/19	20,595,000	20,582,494
Square, Inc. 0.50%, due 5/15/23 (b)	6,031,000	7,215,908

		51,231,716

Computers 2.5%
Lumentum Holdings, Inc. 0.25%, due 3/15/24	17,615,000	21,967,122
Nutanix, Inc. (zero coupon), due 1/15/23	2,727,000	3,119,554

	Principal Amount	Value
Computers (continued)
Pure Storage, Inc. 0.125%, due 4/15/23	$3,879,000	$4,301,581
Western Digital Corp. 1.50%, due 2/1/24 (b)	6,616,000	5,918,811

		35,307,068

Diversified Financial Services 0.6%
LendingTree, Inc. 0.625%, due 6/1/22	4,144,000	7,961,660

Electric 1.0%
NRG Energy, Inc. 2.75%, due 6/1/48 (b)	12,699,000	14,324,010

Entertainment 0.2%
Live Nation Entertainment, Inc. 2.50%, due 3/15/23	2,074,000	2,443,297

Health Care—Products 4.9%
CONMED Corp. 2.625%, due 2/1/24 (b)	5,397,000	5,918,006
Danaher Corp. (zero coupon), due 1/22/21	8,558,000	43,292,783
NuVasive, Inc. 2.25%, due 3/15/21	7,139,000	8,218,974
Wright Medical Group, Inc. 1.625%, due 6/15/23 (b)	9,180,000	10,005,282

		67,435,045

Health Care—Services 4.7%
Anthem, Inc. 2.75%, due 10/15/42	8,340,000	30,378,450
Molina Healthcare, Inc. 1.125%, due 1/15/20	3,805,000	12,143,954
Teladoc Health, Inc. 1.375%, due 5/15/25 (a)(b)	17,196,000	22,767,903

		65,290,307

Internet 13.3%
At Home Corp. 4.75%, due 12/15/06 (c)(d)(e)(f)(g)(h)	10,340,000	134,420
Boingo Wireless, Inc. 1.00%, due 10/1/23 (b)	7,786,000	6,998,505
Booking Holdings, Inc. 0.90%, due 9/15/21 (a)	19,156,000	21,871,925
Etsy, Inc. (zero coupon), due 3/1/23	11,022,000	21,499,789
FireEye, Inc. 0.875%, due 6/1/24 (b)	5,405,000	5,444,772
IAC FinanceCo, Inc. 0.875%, due 10/1/22 (b)	14,542,000	22,621,899

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Internet (continued)
Liberty Expedia Holdings, Inc. 1.00%, due 6/30/47 (b)	$11,074,000	$11,099,651
MercadoLibre, Inc. 2.00%, due 8/15/28 (b)	10,118,000	13,090,163
Okta, Inc. 0.25%, due 2/15/23	6,056,000	13,431,073
Palo Alto Networks, Inc. 0.75%, due 7/1/23 (b)	13,659,000	15,550,221
RingCentral, Inc. (zero coupon), due 3/15/23	11,103,000	16,824,276
Twitter, Inc. 0.25%, due 9/15/19	9,161,000	9,068,446
Wix.com, Ltd. (zero coupon), due 7/1/23 (a)(b)	13,442,000	15,842,242
Zendesk, Inc. 0.25%, due 3/15/23	2,074,000	3,129,687
Zillow Group, Inc. 1.50%, due 7/1/23	8,726,000	7,996,510

		184,603,579

Iron & Steel 0.3%
Cleveland-Cliffs, Inc. 1.50%, due 1/15/25	2,878,000	3,968,312

Lodging 0.4%
Caesars Entertainment Corp. 5.00%, due 10/1/24	3,741,000	5,546,295

Machinery—Diversified 1.8%
Chart Industries, Inc. 1.00%, due 11/15/24 (b)	15,248,000	24,421,315

Media 3.7%
DISH Network Corp. 3.375%, due 8/15/26	28,598,000	26,304,801
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23	9,441,000	11,314,694
Liberty Media Corp. 1.375%, due 10/15/23	11,345,000	13,278,188

		50,897,683

Oil & Gas 3.2%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (a)	20,143,000	17,071,193
Oasis Petroleum, Inc. 2.625%, due 9/15/23	17,949,000	17,206,506
Transocean, Inc. 0.50%, due 1/30/23 (a)	9,294,000	9,973,743

		44,251,442

	Principal Amount	Value
Oil & Gas Services 4.7%
Helix Energy Solutions Group, Inc.
4.125%, due 9/15/23	$5,763,000	$6,440,153
4.25%, due 5/1/22	10,326,000	10,150,665
Newpark Resources, Inc. 4.00%, due 12/1/21	7,687,000	8,490,119
Oil States International, Inc. 1.50%, due 2/15/23	19,999,000	18,011,599
Weatherford International, Ltd. 5.875%, due 7/1/21	29,206,000	22,068,269

		65,160,805

Pharmaceuticals 3.4%
DexCom, Inc. 0.75%, due 12/1/23 (b)	6,307,000	6,582,937
Herbalife Nutrition, Ltd. 2.625%, due 3/15/24	9,443,000	9,932,200
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24	8,164,000	9,873,021
Pacira BioSciences, Inc. 2.375%, due 4/1/22	8,745,000	8,750,466
Sarepta Therapeutics, Inc. 1.50%, due 11/15/24	3,387,000	6,054,263
Supernus Pharmaceuticals, Inc. 0.625%, due 4/1/23	6,269,000	6,351,926

		47,544,813

Semiconductors 10.3%
Cypress Semiconductor Corp. 2.00%, due 2/1/23	6,094,000	6,632,375
Inphi Corp. 1.125%, due 12/1/20	14,512,000	18,285,120
Intel Corp. 3.25%, due 8/1/39	5,613,000	14,031,209
Microchip Technology, Inc.
1.625%, due 2/15/25	17,553,000	34,904,305
1.625%, due 2/15/27	7,129,000	9,266,708
Micron Technology, Inc. 3.125%, due 5/1/32	2,308,000	9,734,178
Novellus Systems, Inc. 2.625%, due 5/15/41	1,076,000	6,779,984
ON Semiconductor Corp. 1.00%, due 12/1/20	12,331,000	16,505,728
Rambus, Inc. 1.375%, due 2/1/23	9,996,000	9,515,192
Silicon Laboratories, Inc. 1.375%, due 3/1/22	13,815,000	17,634,292

		143,289,091

Software 11.8%
Atlassian, Inc. 0.625%, due 5/1/23	7,719,000	11,434,016
Coupa Software, Inc. 0.375%, due 1/15/23 (b)	3,586,000	8,442,174

12	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
NICE Systems, Inc. 1.25%, due 1/15/24	$23,525,000	$40,175,951
Nuance Communications, Inc. 1.25%, due 4/1/25	11,278,000	11,217,668
Red Hat, Inc. 0.25%, due 10/1/19	4,231,000	10,504,878
ServiceNow, Inc. (zero coupon), due 6/1/22	8,807,000	17,845,080
Splunk, Inc. 0.50%, due 9/15/23 (b)	12,775,000	14,579,631
Twilio, Inc. 0.25%, due 6/1/23 (b)	3,269,000	6,554,012
Verint Systems, Inc. 1.50%, due 6/1/21	17,084,000	19,212,973
Workday, Inc. 0.25%, due 10/1/22	15,957,000	23,763,656

		163,730,039

Telecommunications 1.9%
Finisar Corp. 0.50%, due 12/15/36	9,521,000	9,369,177
Viavi Solutions Inc. 1.00%, due 3/1/24	14,679,000	17,175,634

		26,544,811

Transportation 2.0%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	16,161,000	16,780,637
Echo Global Logistics, Inc. 2.50%, due 5/1/20	11,612,000	11,424,711

		28,205,348

Total Convertible Bonds (Cost $1,015,725,413)		1,167,186,351

	Shares
Convertible Preferred Stocks 6.2%
Banks 2.3%
Bank of America Corp. Series L 7.25%	12,072	15,941,197
Wells Fargo & Co. Series L 7.50%	11,552	15,103,547

		31,044,744

Chemicals 0.4%
A. Schulman, Inc. 6.00%	5,832	5,934,060

	Shares	Value
Equity Real Estate Investment Trusts 0.7%
Crown Castle International Corp. 6.875%	8,856	$10,219,735

Health Care Equipment & Supplies 1.4%
Becton Dickinson & Co. 6.125%	314,669	18,725,952

Machinery 1.4%
Rexnord Corp. 5.75%	108,438	6,359,889
Stanley Black & Decker, Inc. 5.375%	131,861	13,503,885

		19,863,774

Total Convertible Preferred Stocks (Cost $82,902,770)		85,788,265

Total Convertible Securities (Cost $1,098,628,183)		1,252,974,616

Common Stocks 4.0%
Aerospace & Defense 0.5%
United Technologies Corp.	53,105	7,573,304

Air Freight & Logistics 0.6%
XPO Logistics, Inc. (a)(i)	122,563	8,344,089

Airlines 1.0%
Delta Air Lines, Inc.	227,309	13,249,841

Banks 0.9%
Bank of America Corp.	398,621	12,189,830

Energy Equipment & Services 0.3%
Baker Hughes, a GE Co.	51,357	1,233,595
Halliburton Co.	113,326	3,210,526

		4,444,121

Health Care Equipment & Supplies 0.7%
Teleflex, Inc.	33,226	9,508,617

Total Common Stocks (Cost $38,604,814)		55,309,802

Short-Term Investment 5.2%
Affiliated Investment Company 5.2%
MainStay U.S. Government Liquidity Fund, 2.20% (j)(k)	72,181,491	72,181,491

Total Short-Term Investment (Cost $72,181,491)		72,181,491

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Investment of Cash Collateral For Securities Loaned 6.0%
Unaffiliated Investment Company 6.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (j)(k)	83,774,088	$83,774,088

Total Investment of Cash Collateral For Securities Loaned (Cost $83,774,088)		83,774,088

Total Investments (Cost $1,293,188,576)	105.5%	1,464,239,997
Other Assets, Less Liabilities	(5.5)	(76,556,918)
Net Assets	100.0%	$1,387,683,079

†	Percentages indicated are based on Fund net assets.

(a)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $89,658,983; the total market value of collateral held by the Fund was $91,719,146. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $7,945,058 (See Note 2(H)).

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

Illiquid security—As of April 30, 2019, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $134,420, which represented less than one-tenth of a percent of the Fund’s net assets.

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2019, the total market value of the fair valued security was $134,420, which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Issue in non-accrual status.

(f)	Restricted security (See Note 5).

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Issue in default.

(i)	Non-income producing security.

(j)	Current yield as of April 30, 2019.

(k)	As of April 30, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$1,167,051,931	$134,420	$1,167,186,351
Convertible Preferred Stocks (c)	79,854,205	5,934,060	—	85,788,265

Total Convertible Securities	79,854,205	1,172,985,991	134,420	1,252,974,616

Common Stocks	55,309,802	—	—	55,309,802
Short-Term Investment
Affiliated Investment Company	72,181,491	—	—	72,181,491
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	83,774,088	—	—	83,774,088

Total Investments in Securities	$291,119,586	$1,172,985,991	$134,420	$1,464,239,997

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $134,420 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The level 2 security valued at $5,934,060 is held in Chemicals within the Convertible Preferred Stocks section of the Portfolio of Investments.

14	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2019 (a)
Long-Term Bonds
Convertible Bonds
Internet	$—	$—	$—	$134,420	$—	$—	$—	$—	$134,420	$134,420

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,221,007,085) including securities on loan of $89,658,983	$1,392,058,506
Investment in affiliated investment company, at value (identified cost $72,181,491)	72,181,491
Cash	55,575
Receivables:
Dividends and interest	5,003,809
Fund shares sold	4,576,317
Investment securities sold	2,479,477
Securities lending income	54,202
Other assets	81,175

Total assets	1,476,490,552

Liabilities
Payables:
Collateral received for securities on loan	83,774,088
Investment securities purchased	2,761,895
Fund shares redeemed	1,087,557
Manager (See Note 3)	573,350
Transfer agent (See Note 3)	285,191
NYLIFE Distributors (See Note 3)	188,742
Shareholder communication	65,636
Professional fees	48,896
Custodian	3,623
Trustees	555
Accrued expenses	17,782
Dividend payable	158

Total liabilities	88,807,473

Net assets	$1,387,683,079

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$783,417
Additional paid-in capital	1,216,925,695

1,217,709,112
Total distributable earnings (loss)	169,973,967

Net assets	$1,387,683,079

Class A
Net assets applicable to outstanding shares	$545,403,241

Shares of beneficial interest outstanding	30,813,286

Net asset value per share outstanding	$17.70
Maximum sales charge (5.50% of offering price)	1.03

Maximum offering price per share outstanding	$18.73

Investor Class
Net assets applicable to outstanding shares	$59,921,464

Shares of beneficial interest outstanding	3,386,298

Net asset value per share outstanding	$17.70
Maximum sales charge (5.50% of offering price)	1.03

Maximum offering price per share outstanding	$18.73

Class B
Net assets applicable to outstanding shares	$13,714,486

Shares of beneficial interest outstanding	778,855

Net asset value and offering price per share outstanding	$17.61

Class C
Net assets applicable to outstanding shares	$66,469,507

Shares of beneficial interest outstanding	3,779,648

Net asset value and offering price per share outstanding	$17.59

Class I
Net assets applicable to outstanding shares	$702,174,381

Shares of beneficial interest outstanding	39,583,638

Net asset value and offering price per share outstanding	$17.74

16	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$7,899,891
Dividends—unaffiliated	3,279,439
Dividends—affiliated	657,444
Securities lending	300,032

Total income	12,136,806

Expenses
Manager (See Note 3)	3,700,611
Distribution/Service—Class A (See Note 3)	631,802
Distribution/Service—Investor Class (See Note 3)	67,845
Distribution/Service—Class B (See Note 3)	69,921
Distribution/Service—Class C (See Note 3)	369,551
Transfer agent (See Note 3)	915,286
Professional fees	71,019
Registration	65,947
Shareholder communication	58,734
Trustees	15,039
Custodian	13,477
Miscellaneous	29,723

Total expenses before waiver/reimbursement	6,008,955
Expense waiver/reimbursement from Manager (See Note 3)	(400,878)

Net expenses	5,608,077

Net investment income (loss)	6,528,729

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	9,789,111
Net change in unrealized appreciation (depreciation) on unaffiliated investments	103,919,402

Net realized and unrealized gain (loss) on investments	113,708,513

Net increase (decrease) in net assets resulting from operations	$120,237,242

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,528,729	$11,856,657
Net realized gain (loss) on investments	9,789,111	67,397,976
Net change in unrealized appreciation (depreciation) on investments	103,919,402	(52,678,146)

Net increase (decrease) in net assets resulting from operations	120,237,242	26,576,487

Distributions to shareholders:
Class A	(27,869,130)	(33,491,767)
Investor Class	(2,880,511)	(3,812,652)
Class B	(744,978)	(1,145,593)
Class C	(3,984,633)	(4,937,399)
Class I	(37,240,897)	(37,074,520)

Total distributions to shareholders	(72,720,149)	(80,461,931)

Capital share transactions:
Net proceeds from sale of shares	255,451,478	527,717,872
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	63,375,853	70,639,748
Cost of shares redeemed	(329,240,666)	(396,673,712)

Increase (decrease) in net assets derived from capital share transactions	(10,413,335)	201,683,908

Net increase (decrease) in net assets	37,103,758	147,798,464

Net Assets
Beginning of period	1,350,579,321	1,202,780,857

End of period	$1,387,683,079	$1,350,579,321

18	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$17.07	$17.75	$15.72	$16.51	$18.33	$17.33

Net investment income (loss) (a)	0.07	0.15	0.19	0.20	0.11	0.15

Net realized and unrealized gain (loss) on investments	1.50	0.40	2.34	0.35	(0.00)‡	1.59

Total from investment operations	1.57	0.55	2.53	0.55	0.11	1.74

Less dividends and distributions:

From net investment income	(0.11)	(0.22)	(0.24)	(0.64)	(0.47)	(0.51)

From net realized gain on investments	(0.83)	(1.01)	(0.26)	(0.70)	(1.46)	(0.23)

Total dividends and distributions	(0.94)	(1.23)	(0.50)	(1.34)	(1.93)	(0.74)

Net asset value at end of period	$17.70	$17.07	$17.75	$15.72	$16.51	$18.33

Total investment return (b)	9.80%	3.28%	16.30%	3.71%	0.58%	10.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.89%††	0.87%	1.12%	1.31%	0.62%	0.86%

Net expenses (c)	0.98%††	0.98%	0.98%	1.01%	0.99%	0.97%

Expenses (before waiver/reimbursement) (c)	0.98%††	0.98%	0.99%	1.01%	0.99%	0.97%

Portfolio turnover rate	8%	43%	38%	24%	60%	59%

Net assets at end of period (in 000’s)	$545,403	$518,381	$482,341	$368,583	$408,067	$384,987

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$17.07	$17.75	$15.72	$16.50	$18.33	$17.32

Net investment income (loss) (a)	0.06	0.13	0.16	0.18	0.08	0.12

Net realized and unrealized gain (loss) on investments	1.49	0.39	2.34	0.36	(0.01)	1.60

Total from investment operations	1.55	0.52	2.50	0.54	0.07	1.72

Less dividends and distributions:

From net investment income	(0.09)	(0.19)	(0.21)	(0.62)	(0.44)	(0.48)

From net realized gain on investments	(0.83)	(1.01)	(0.26)	(0.70)	(1.46)	(0.23)

Total dividends and distributions	(0.92)	(1.20)	(0.47)	(1.32)	(1.90)	(0.71)

Net asset value at end of period	$17.70	$17.07	$17.75	$15.72	$16.50	$18.33

Total investment return (b)	9.70%	3.12%	16.11%	3.60%	0.40%	10.21%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.72%††	0.72%	0.95%	1.14%	0.45%	0.67%

Net expenses (c)	1.15%††	1.13%	1.14%	1.18%	1.15%	1.16%

Expenses (before waiver/reimbursement) (c)	1.17%††	1.14%	1.15%	1.18%	1.15%	1.16%

Portfolio turnover rate	8%	43%	38%	24%	60%	59%

Net assets at end of period (in 000’s)	$59,921	$52,723	$56,289	$79,430	$82,052	$85,850

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$16.98		$17.67	$15.66	$16.45	$18.30	$17.37

Net investment income (loss) (a)	(0.00	)‡	(0.01)	0.04	0.06	(0.05)	(0.01)

Net realized and unrealized gain (loss) on investments	1.49		0.39	2.32	0.35	0.01	1.59

Total from investment operations	1.49		0.38	2.36	0.41	(0.04)	1.58

Less dividends and distributions:

From net investment income	(0.03)		(0.06)	(0.09)	(0.50)	(0.35)	(0.42)

From net realized gain on investments	(0.83)		(1.01)	(0.26)	(0.70)	(1.46)	(0.23)

Total dividends and distributions	(0.86)		(1.07)	(0.35)	(1.20)	(1.81)	(0.65)

Net asset value at end of period	$17.61		$16.98	$17.67	$15.66	$16.45	$18.30

Total investment return (b)	9.32%		2.35%	15.21%	2.83%	(0.36%)	9.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.03	%)††	(0.03%)	0.21%	0.39%	(0.30%)	(0.08%)

Net expenses (c)	1.90	% ††	1.88%	1.89%	1.93%	1.90%	1.91%

Expenses (before waiver/reimbursement) (c)	1.92	% ††	1.89%	1.90%	1.93%	1.90%	1.91%

Portfolio turnover rate	8%		43%	38%	24%	60%	59%

Net assets at end of period (in 000’s)	$13,715		$15,051	$19,290	$21,436	$26,537	$29,765

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$16.96		$17.65	$15.64	$16.43	$18.29	$17.36

Net investment income (loss) (a)	(0.00	)‡	(0.00)‡	0.04	0.06	(0.05)	(0.01)

Net realized and unrealized gain (loss) on investments	1.49		0.38	2.32	0.35	(0.00)‡	1.59

Total from investment operations	1.49		0.38	2.36	0.41	(0.05)	1.58

Less dividends and distributions:

From net investment income	(0.03)		(0.06)	(0.09)	(0.50)	(0.35)	(0.42)

From net realized gain on investments	(0.83)		(1.01)	(0.26)	(0.70)	(1.46)	(0.23)

Total dividends and distributions	(0.86)		(1.07)	(0.35)	(1.20)	(1.81)	(0.65)

Net asset value at end of period	$17.59		$16.96	$17.65	$15.64	$16.43	$18.29

Total investment return (b)	9.33%		2.35%	15.23%	2.77%	(0.30%)	9.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.03	%)††	(0.03%)	0.21%	0.39%	(0.30%)	(0.08%)

Net expenses (c)	1.90	% ††	1.88%	1.89%	1.93%	1.90%	1.91%

Expenses (before waiver/reimbursement) (c)	1.92	% ††	1.89%	1.90%	1.93%	1.90%	1.91%

Portfolio turnover rate	8%		43%	38%	24%	60%	59%

Net assets at end of period (in 000’s)	$66,470		$80,830	$82,335	$76,501	$91,833	$92,118

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$17.11	$17.79	$15.75	$16.54	$18.36	$17.35

Net investment income (loss) (a)	0.10	0.22	0.25	0.24	0.15	0.20

Net realized and unrealized gain (loss) on investments	1.50	0.39	2.34	0.35	(0.00)‡	1.60

Total from investment operations	1.60	0.61	2.59	0.59	0.15	1.80

Less dividends and distributions:

From net investment income	(0.14)	(0.28)	(0.29)	(0.68)	(0.51)	(0.56)

From net realized gain on investments	(0.83)	(1.01)	(0.26)	(0.70)	(1.46)	(0.23)

Total dividends and distributions	(0.97)	(1.29)	(0.55)	(1.38)	(1.97)	(0.79)

Net asset value at end of period	$17.74	$17.11	$17.79	$15.75	$16.54	$18.36

Total investment return (b)	9.98%	3.65%	16.69%	3.96%	0.84%	10.74%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.26%††	1.25%	1.45%	1.56%	0.87%	1.11%

Net expenses (c)	0.61%††	0.61%	0.64%	0.76%	0.74%	0.72%

Expenses (before waiver/reimbursement) (c)	0.73%††	0.73%	0.74%	0.76%	0.74%	0.72%

Portfolio turnover rate	8%	43%	38%	24%	60%	59%

Net assets at end of period (in 000’s)	$702,174	$683,594	$562,526	$252,852	$298,015	$313,955

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Convertible Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility,

Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current

22	MainStay MacKay Convertible Fund

day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation

23

Notes to Financial Statements (Unaudited) (continued)

date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

24	MainStay MacKay Convertible Fund

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $89,658,983; the total market value of collateral held by the Fund was $91,719,146. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $7,945,058.

(I)  Convertible Securities Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in

25

Notes to Financial Statements (Unaudited) (continued)

the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2019, under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.57%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

Prior to February 28, 2019, under the Management Agreement, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class I shares so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.61% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $3,700,611 and waived fees/reimbursed expenses in the amount of $400,878.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

26	MainStay MacKay Convertible Fund

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $58,570 and $19,157, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $4,192, $8,224 and $4,061, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$304,128
Investor Class	83,602
Class B	21,528
Class C	113,737
Class I	392,291

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$126,303	$164,453	$(218,575)	$—	$—	$72,181	$657	$—	72,181

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,305,356,631	$225,669,114	$(66,785,748)	$158,883,366

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$19,372,404
Long-Term Capital Gain	61,089,527
Total	$80,461,931

Note 5–Restricted Securities

Restricted securities, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

As of April 30, 2019, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares/ Principal Amount	Cost	4/30/19 Value	Percent of Net Assets

At Home Corp Convertible Bond 4.75%, due 12/15/06	5/4/01	10,340,000	$—	$134,420	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any

27

Notes to Financial Statements (Unaudited) (continued)

revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $97,852 and $115,098, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	3,090,247	$52,203,859
Shares issued to shareholders in reinvestment of dividends and distributions	1,708,303	27,251,450
Shares redeemed	(4,595,404)	(75,913,384)

Net increase (decrease) in shares outstanding before conversion	203,146	3,541,925
Shares converted into Class A (See Note 1)	312,903	5,308,900
Shares converted from Class A (See Note 1)	(68,623)	(1,171,119)

Net increase (decrease)	447,426	$7,679,706

Year ended October 31, 2018:
Shares sold	6,951,046	$123,130,438
Shares issued to shareholders in reinvestment of dividends and distributions	1,951,305	32,664,323
Shares redeemed	(6,160,505)	(107,832,361)

Net increase (decrease) in shares outstanding before conversion	2,741,846	47,962,400
Shares converted into Class A (See Note 1)	677,884	11,958,226
Shares converted from Class A (See Note 1)	(224,823)	(4,036,018)

Net increase (decrease)	3,194,907	$55,884,608

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	298,299	$5,032,152
Shares issued to shareholders in reinvestment of dividends and distributions	179,770	2,866,391
Shares redeemed	(158,319)	(2,656,143)

Net increase (decrease) in shares outstanding before conversion	319,750	5,242,400
Shares converted into Investor Class (See Note 1)	121,891	2,062,219
Shares converted from Investor Class (See Note 1)	(144,745)	(2,434,649)

Net increase (decrease)	296,896	$4,869,970

Year ended October 31, 2018:
Shares sold	477,345	$8,402,387
Shares issued to shareholders in reinvestment of dividends and distributions	227,114	3,796,070
Shares redeemed	(316,976)	(5,549,168)

Net increase (decrease) in shares outstanding before conversion	387,483	6,649,289
Shares converted into Investor Class (See Note 1)	145,958	2,599,355
Shares converted from Investor Class (See Note 1)	(615,915)	(10,852,240)

Net increase (decrease)	(82,474)	$(1,603,596)

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	18,927	$315,149
Shares issued to shareholders in reinvestment of dividends and distributions	43,185	683,895
Shares redeemed	(114,330)	(1,899,840)

Net increase (decrease) in shares outstanding before conversion	(52,218)	(900,796)
Shares converted from Class B (See Note 1)	(55,187)	(907,315)

Net increase (decrease)	(107,405)	$(1,808,111)

Year ended October 31, 2018:
Shares sold	54,400	$953,788
Shares issued to shareholders in reinvestment of dividends and distributions	62,726	1,040,344
Shares redeemed	(190,681)	(3,325,606)

Net increase (decrease) in shares outstanding before conversion	(73,555)	(1,331,474)
Shares converted from Class B (See Note 1)	(131,697)	(2,330,239)

Net increase (decrease)	(205,252)	$(3,661,713)

28	MainStay MacKay Convertible Fund

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	364,527	$6,053,555
Shares issued to shareholders in reinvestment of dividends and distributions	214,580	3,393,739
Shares redeemed	(1,383,917)	(23,106,132)

Net increase (decrease) in shares outstanding before conversion	(804,810)	(13,658,838)
Shares converted from Class C (See Note 1)	(180,985)	(3,079,454)

Net increase (decrease)	(985,795)	$(16,738,292)

Year ended October 31, 2018:
Shares sold	943,151	$16,541,245
Shares issued to shareholders in reinvestment of dividends and distributions	251,595	4,167,959
Shares redeemed	(1,093,646)	(19,054,723)

Net increase (decrease)	101,100	$1,654,481

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	11,526,815	$191,846,763
Shares issued to shareholders in reinvestment of dividends and distributions	1,823,136	29,180,378
Shares redeemed	(13,740,558)	(225,665,167)

Net increase (decrease) in shares outstanding before conversion	(390,607)	(4,638,026)
Shares converted into Class I (See Note 1)	13,056	221,418

Net increase (decrease)	(377,551)	$(4,416,608)

Year ended October 31, 2018:
Shares sold	21,352,015	$378,690,014
Shares issued to shareholders in reinvestment of dividends and distributions	1,723,558	28,971,052
Shares redeemed	(14,889,150)	(260,911,854)

Net increase (decrease) in shares outstanding before conversion	8,186,423	146,749,212
Shares converted into Class I (See Note 1)	147,369	2,660,916

Net increase (decrease)	8,333,792	$149,410,128

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Convertible Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the

30	MainStay MacKay Convertible Fund

performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, Fund investment performance and risk as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and managing other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided by New York Life Investments and MacKay under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

32	MainStay MacKay Convertible Fund

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board noted that New York Life Investments proposed an additional management fee breakpoint for the Fund, effective February 28, 2019.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

34	MainStay MacKay Convertible Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

35

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737258 MS065-19	MSC10-06/19 (NYLIM) NL210

MainStay MacKay High Yield Corporate Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–0.12 4.59%	0.74 5.48%	3.60 4.56%	8.18 8.68%	0.99 0.99%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–0.16 4.55	0.69 5.44	3.56 4.51	8.13 8.63	1.03 1.03
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–0.83 4.17	–0.36 4.62	3.42 3.74	7.83 7.83	1.78 1.78
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	3.16 4.16	3.62 4.62	3.70 3.70	7.83 7.83	1.78 1.78
Class I Shares	No Sales Charge		1/2/2004	4.73	5.77	4.82	8.97	0.74
Class R1 Shares	No Sales Charge		6/29/2012	4.68	5.67	4.72	5.87	0.84
Class R2 Shares	No Sales Charge		5/1/2008	4.54	5.39	4.42	8.56	1.09
Class R3 Shares	No Sales Charge		2/29/2016	4.41	5.13	8.60	8.60	1.34
Class R6 Shares	No Sales Charge		6/17/2013	4.62	5.73	4.93	5.39	0.58

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

ICE BofAML U.S. High Yield Constrained Index[4]	5.55%	6.71%	4.85%	10.18%
Morningstar High Yield Bond Category Average[5]	4.69	5.20	3.60	8.69

4.

The ICE BofAML U.S. High Yield Constrained Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofAML U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,045.90	$4.97	$1,019.94	$4.91	0.98%

Investor Class Shares	$1,000.00	$1,045.50	$5.33	$1,019.59	$5.26	1.05%

Class B Shares	$1,000.00	$1,041.70	$9.11	$1,015.87	$9.00	1.80%

Class C Shares	$1,000.00	$1,041.60	$9.11	$1,015.87	$9.00	1.80%

Class I Shares	$1,000.00	$1,047.30	$3.71	$1,021.18	$3.66	0.73%

Class R1 Shares	$1,000.00	$1,046.80	$4.21	$1,020.68	$4.16	0.83%

Class R2 Shares	$1,000.00	$1,045.40	$5.48	$1,019.44	$5.41	1.08%

Class R3 Shares	$1,000.00	$1,044.10	$6.74	$1,018.20	$6.66	1.33%

Class R6 Shares	$1,000.00	$1,046.20	$2.99	$1,021.87	$2.96	0.59%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 4.00%–6.50%, due 4/15/22–2/1/28

2.	HCA, Inc., 5.25%–8.36%, due 2/15/22–11/6/33

3.	Equinix, Inc., 5.375%–5.875%, due 1/1/22–5/15/27

4.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%–5.875%, due 2/15/23–2/1/28

5.	Exide Technologies
6.	TransDigm, Inc., 6.00%–6.50%, due 7/15/22–3/15/26

7.	Carlson Travel, Inc., 6.75%–9.50%, due 12/15/23–12/15/24

8.	Netflix, Inc., 4.875%–5.875%, due 2/15/22–11/15/29

9.	MSCI, Inc., 4.75%–5.75%, due 11/15/24–5/15/27

10.	Sprint Capital Corp., 6.875%–8.75%, due 11/15/28–3/15/32

8	MainStay MacKay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay High Yield Corporate Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay High Yield Corporate Bond Fund returned 4.73%, underperforming the 5.55% return of the Fund’s primary benchmark, the ICE BofAML U.S. High Yield Constrained Index. Over the same period, Class I shares outperformed the 4.69% return of the Morningstar High Yield Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

High-yield spreads2 widened in the fourth quarter of 2018 alongside the sell-off in U.S. equities, increased interest-rate volatility and outflows from U.S. high-yield mutual funds and ETFs. The first four months of 2019 saw a reversal of these drivers as U.S. Treasury yields declined due to interest-rate complacency and U.S. equities rebounded. Fund inflows coupled with muted new issuance aided returns in the U.S. high-yield bond sector. However, the underperformance of a few individual holdings in the capital goods sector detracted from the Fund’s performance relative to the ICE BofAML U.S. High Yield Constrained Index.

What was the Fund’s duration3 strategy during the reporting period?

The Fund is not managed to a duration strategy. Instead, the Fund’s bottom-up investment process drives its duration positioning. As of April 30, 2019, the Fund’s modified duration to worst4 stood at 2.9 years versus 3.5 years for the benchmark.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, investments in the energy sector provided the strongest positive contributions to the Fund’s relative performance due to security selection in the exploration & production sector. (Contributions take weightings and total returns into account.) Security selection in the telecommunications satellite sector, particularly a lack of exposure to weak-performing bonds issued by Intelsat Jackson, also bolstered the Fund’s relative returns. The weakest contributors to the Fund’s performance included the capital goods sector, where holdings in Exide Technologies lagged, and the cable & satellite TV sector, where the Fund’s focus on comparatively high-quality credits detracted from relative returns.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund bought a new issue of aerospace component manufacturer TransDigm, a company with a $23 billion equity market capitalization and a diverse product portfolio. The Fund also purchased additional bonds issued by Mattel, one of the largest toy manufacturers in the world with iconic brands such as Barbie, Hot Wheels and Fisher price that we believe provide sufficient asset coverage.

During the same period, the Fund sold positions in Tenet Healthcare and Avis Budget Group after both companies’ bonds increased in price in the first quarter of 2019 on positive financial results.

How did the Fund’s sector weightings change during the reporting period?

There were no material changes to the Fund’s sector weightings during the reporting period. However, the Fund moderately increased its exposure to the leisure and metals/mining sectors and decreased its exposure to the health care and support services sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund remained defensively positioned relative to the ICE BofAML U.S. High Yield Constrained Index, with underweight exposure to bonds rated CCC5 and below. With regard to sector allocations, the Fund held overweight positions in basic industry, automotive and consumer goods, and underweight positions in health care/pharmaceuticals, technology and banking.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

5.

An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 90.8%† Convertible Bonds 0.5%
Auto Parts & Equipment 0.4%
Exide Technologies (a)(b)(c)(d)
7.00% (7.00% PIK), due 4/30/25	$88,684,974	$28,467,876
7.25% (7.25% PIK), due 4/30/25 (e)	21,451,797	8,795,237

		37,263,113

Internet 0.0%‡
At Home Corp. 4.75%, due 12/15/06 (b)(c)(d)(f)(g)(h)	69,477,086	903,202

Media 0.1%
DISH Network Corp. 3.375%, due 8/15/26	6,840,000	6,291,518

Mining 0.0%‡
Aleris International, Inc. 6.00%, due 6/1/20 (b)(c)(g)	11,797	11,275

Total Convertible Bonds (Cost $109,366,735)		44,469,108

Corporate Bonds 87.9%
Advertising 1.0%
Lamar Media Corp.
5.375%, due 1/15/24	5,515,000	5,645,981
5.75%, due 2/1/26	30,342,000	31,861,527
5.75%, due 2/1/26 (e)	15,700,000	16,486,256
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	15,600,000	15,795,000
5.625%, due 2/15/24	23,906,000	24,625,571

		94,414,335

Aerospace & Defense 1.5%
TransDigm UK Holdings PLC 6.875%, due 5/15/26 (e)	15,000,000	15,075,000
TransDigm, Inc.
6.00%, due 7/15/22	4,580,000	4,642,975
6.25%, due 3/15/26 (e)	70,875,000	73,798,594
6.50%, due 7/15/24	31,441,000	31,853,663
6.50%, due 5/15/25	5,000,000	5,050,000
Triumph Group, Inc. 7.75%, due 8/15/25	20,385,000	20,334,037

		150,754,269

Apparel 0.1%
William Carter Co. 5.625%, due 3/15/27 (e)	8,500,000	8,786,875

	Principal Amount	Value
Auto Manufacturers 1.5%
Allison Transmission, Inc. 5.875%, due 6/1/29 (e)	$5,000,000	$5,150,000
BCD Acquisition, Inc. 9.625%, due 9/15/23 (e)	20,955,000	22,264,687
Ford Holdings LLC
9.30%, due 3/1/30	18,195,000	22,501,065
9.375%, due 3/1/20	1,695,000	1,779,230
Ford Motor Co. 9.98%, due 2/15/47	980,000	1,345,183
J.B. Poindexter & Company, Inc. 7.125%, due 4/15/26 (e)	25,480,000	25,989,600
McLaren Finance PLC 5.75%, due 8/1/22 (e)	26,535,000	26,123,177
Navistar International Corp. 6.625%, due 11/1/25 (e)	17,730,000	18,062,438
Wabash National Corp. 5.50%, due 10/1/25 (e)	20,824,000	19,782,800

		142,998,180

Auto Parts & Equipment 3.5%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26	19,005,000	15,441,563
Adient U.S. LLC 7.00%, due 5/15/26 (e)	16,640,000	17,035,200
American Axle & Manufacturing, Inc.
6.25%, due 4/1/25 (i)	15,621,000	15,700,823
6.25%, due 3/15/26	7,950,000	7,950,000
6.50%, due 4/1/27	7,000,000	7,051,170
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (e)	13,190,000	13,453,800
Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/22 (a)(b)(c)(d)(e)	110,714,575	96,764,539
IHO Verwaltungs GmbH (a)(e)
4.125% (4.125% Cash or 4.875% PIK), due 9/15/21	23,735,000	23,853,675
4.50% (4.50% Cash or 5.25% PIK), due 9/15/23	23,555,000	23,786,075
4.75% (4.75% Cash or 5.5% PIK), due 9/15/26	34,897,000	33,850,090
Meritor, Inc. 6.25%, due 2/15/24	5,000,000	5,153,150
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (e)	24,020,000	24,524,391
Panther BF Aggregator 2, L.P. / Panther Finance Co., Inc. 6.25%, due 5/15/26 (e)	2,175,000	2,264,719
Schaeffler Finance B.V. 4.75%, due 5/15/23 (e)	24,030,000	24,320,763
Tenneco, Inc.
5.00%, due 7/15/26	19,053,000	15,480,562
5.375%, due 12/15/24	3,120,000	2,808,000

10	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Titan International, Inc. 6.50%, due 11/30/23	$5,370,000	$5,155,200

		334,593,720

Banks 0.1%
Freedom Mortgage Corp. 8.125%, due 11/15/24 (e)	8,000,000	7,100,000
Provident Funding Associates, L.P. / PFG Finance Corp. 6.375%, due 6/15/25 (e)	3,880,000	3,627,800

		10,727,800

Building Materials 1.1%
James Hardie International Finance DAC (e)
4.75%, due 1/15/25	13,000,000	12,902,500
5.00%, due 1/15/28	26,725,000	26,023,469
Summit Materials LLC / Summit Materials Finance Corp.
5.125%, due 6/1/25 (e)	5,730,000	5,701,350
6.125%, due 7/15/23	38,660,000	39,336,550
6.50%, due 3/15/27 (e)	18,500,000	19,124,375

		103,088,244

Chemicals 1.7%
Blue Cube Spinco LLC
9.75%, due 10/15/23	33,610,000	37,559,175
10.00%, due 10/15/25	26,425,000	30,058,437
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (e)	21,525,000	22,466,719
Neon Holdings, Inc. 10.125%, due 4/1/26 (e)	13,400,000	13,802,000
NOVA Chemicals Corp. 4.875%, due 6/1/24 (e)	10,000,000	9,775,000
Olin Corp. 5.50%, due 8/15/22	19,094,000	19,953,230
PolyOne Corp. 5.25%, due 3/15/23	26,754,000	27,757,275

		161,371,836

Coal 0.1%
Natural Resource Partners LP / NRP Finance Corp. 9.125%, due 6/30/25 (e)	10,000,000	10,350,000

Commercial Services 4.3%
Ashtead Capital, Inc. (e)
4.375%, due 8/15/27	6,010,000	5,904,825
5.25%, due 8/1/26	6,000,000	6,232,500
5.625%, due 10/1/24	18,785,000	19,465,956

	Principal Amount	Value
Commercial Services (continued)
Cimpress N.V. 7.00%, due 6/15/26 (e)	$24,085,000	$23,786,346
Flexi-Van Leasing, Inc. 10.00%, due 2/15/23 (e)	28,010,000	24,928,900
Gartner, Inc. 5.125%, due 4/1/25 (e)	48,267,000	49,436,027
Graham Holdings Co. 5.75%, due 6/1/26 (e)	33,170,000	34,745,575
IHS Markit, Ltd. (e)
4.75%, due 2/15/25	6,000,000	6,276,960
5.00%, due 11/1/22	60,020,000	62,888,956
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (e)	14,976,000	15,275,520
Laureate Education, Inc. 8.25%, due 5/1/25 (e)	3,155,000	3,415,288
Matthews International Corp. 5.25%, due 12/1/25 (e)	10,000,000	9,762,500
Nielsen Co. Luxembourg S.A.R.L. (e)
5.00%, due 2/1/25	28,027,000	27,606,595
5.50%, due 10/1/21	6,850,000	6,884,250
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	2,000,000	2,000,000
5.00%, due 4/15/22 (e)	60,935,000	60,531,610
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (e)	11,270,000	11,579,925
United Rentals North America, Inc.
4.625%, due 7/15/23	5,855,000	5,950,144
4.875%, due 1/15/28	12,000,000	11,910,000
5.25%, due 1/15/30	11,300,000	11,356,500
5.875%, due 9/15/26	2,700,000	2,821,500
6.50%, due 12/15/26	12,270,000	13,128,900

		415,888,777

Computers 0.2%
NCR Corp. 6.375%, due 12/15/23	21,795,000	22,394,363

Cosmetics & Personal Care 0.5%
Edgewell Personal Care Co.
4.70%, due 5/19/21	28,000,000	28,560,000
4.70%, due 5/24/22	20,713,000	21,386,173

		49,946,173

Diversified Financial Services 2.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 5.00%, due 10/1/21	6,745,000	7,013,856
Credit Acceptance Corp.
6.125%, due 2/15/21	8,362,000	8,372,452
6.625%, due 3/15/26 (e)	23,820,000	25,070,550
7.375%, due 3/15/23	25,095,000	26,004,694

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Jefferies Finance LLC / JFIN Co-Issuer Corp. (e)
7.25%, due 8/15/24	$12,250,000	$12,096,875
7.50%, due 4/15/21	5,000,000	5,102,500
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (e)
5.25%, due 3/15/22	10,830,000	11,100,750
5.25%, due 10/1/25	1,820,000	1,813,175
5.875%, due 8/1/21	25,700,000	26,181,875
LPL Holdings, Inc. 5.75%, due 9/15/25 (e)	29,030,000	29,538,025
Nationstar Mortgage Holdings, Inc. 9.125%, due 7/15/26 (e)	6,000,000	6,015,000
Ocwen Loan Servicing LLC 8.375%, due 11/15/22 (e)	13,000,000	11,895,000
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (e)	16,500,000	17,036,250
Springleaf Finance Corp. 7.125%, due 3/15/26	3,650,000	3,919,188
VFH Parent LLC / Orchestra Co-Issuer, Inc. 6.75%, due 6/15/22 (e)	26,865,000	27,762,828
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (e)	11,430,000	9,829,800

		228,752,818

Electric 1.1%
Calpine Corp. (e)
5.875%, due 1/15/24	21,121,000	21,543,420
6.00%, due 1/15/22	24,773,000	25,020,730
GenOn Energy, Inc. / NRG Americas, Inc. 9.392% (6 Month LIBOR + 6.50%), due 12/1/23 (j)	37,399,314	37,118,819
Keystone Power Pass-Through Holders LLC / Conemaugh Power Pass-Through Holders 13.00% (1.00% Cash and 12.00% PIK), due 6/1/24 (a)(d)(e)	8,790,803	8,790,803
NRG Energy, Inc.
6.25%, due 5/1/24	5,340,000	5,511,948
6.625%, due 1/15/27	7,000,000	7,490,000

		105,475,720

Electrical Components & Equipment 0.4%
Energizer Holdings, Inc. (e)
5.50%, due 6/15/25	11,350,000	11,470,594
7.75%, due 1/15/27	10,760,000	11,661,150
WESCO Distribution, Inc. 5.375%, due 12/15/21	11,549,000	11,664,490

		34,796,234

	Principal Amount	Value
Electrical Equipment 0.2%
Resideo Funding, Inc. 6.125%, due 11/1/26 (e)	$22,840,000	$23,639,400

Electronics 0.2%
Itron, Inc. 5.00%, due 1/15/26 (e)	16,776,000	16,650,180

Engineering & Construction 0.4%
Weekley Homes LLC / Weekley Finance Corp.
6.00%, due 2/1/23	26,379,000	25,851,420
6.625%, due 8/15/25	11,015,000	10,904,850

		36,756,270

Entertainment 1.5%
Boyne USA, Inc. 7.25%, due 5/1/25 (e)	14,450,000	15,678,250
Churchill Downs, Inc. (e)
4.75%, due 1/15/28	7,000,000	6,860,000
5.50%, due 4/1/27	32,350,000	33,199,187
International Game Technology PLC 6.25%, due 1/15/27 (e)	22,700,000	23,864,851
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (e)	10,359,000	11,135,925
Merlin Entertainments PLC 5.75%, due 6/15/26 (e)	32,100,000	33,295,725
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (e)	23,000,000	23,287,500

		147,321,438

Food 1.7%
B&G Foods, Inc. 5.25%, due 4/1/25 (i)	25,275,000	24,799,830
C&S Group Enterprises LLC 5.375%, due 7/15/22 (e)(i)	55,020,000	54,882,450
Ingles Markets, Inc. 5.75%, due 6/15/23	4,117,000	4,168,463
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (e)	17,625,000	17,536,875
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (e)	16,324,000	17,670,730
Land O’Lakes, Inc. 6.00%, due 11/15/22 (e)	23,000,000	23,690,000
Nathan’s Famous, Inc. 6.625%, due 11/1/25 (e)	4,000,000	3,890,000
Simmons Foods, Inc. 7.75%, due 1/15/24 (e)	7,000,000	7,481,250
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (e)(i)	14,115,000	14,714,887

		168,834,485

12	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Forest Products & Paper 1.2%
Mercer International, Inc.
5.50%, due 1/15/26	$5,000,000	$4,937,500
6.50%, due 2/1/24	15,958,000	16,436,740
7.375%, due 1/15/25 (e)	15,000,000	15,834,375
Schweitzer-Mauduit International, Inc. 6.875%, due 10/1/26 (e)	16,380,000	16,830,450
Smurfit Kappa Treasury Funding DAC 7.50%, due 11/20/25	52,580,000	59,941,200

		113,980,265

Gas 1.0%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	7,375,000	7,550,156
5.625%, due 5/20/24	26,531,000	27,658,567
5.75%, due 5/20/27	18,505,000	19,106,413
5.875%, due 8/20/26	26,025,000	27,098,531
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (e)	17,000,000	17,000,000

		98,413,667

Health Care—Products 0.4%
Avanos Medical, Inc. 6.25%, due 10/15/22	16,331,000	16,678,034
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (e)	10,040,000	10,416,500
Hologic, Inc. 4.375%, due 10/15/25 (e)	8,150,000	8,073,594

		35,168,128

Health Care—Services 4.9%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	20,940,000	21,149,400
6.50%, due 3/1/24	11,195,000	11,586,825
AHP Health Partners, Inc. 9.75%, due 7/15/26 (e)	10,000,000	10,837,500
Catalent Pharma Solutions, Inc. 4.875%, due 1/15/26 (e)	10,264,000	10,289,660
Centene Corp.
5.375%, due 6/1/26 (e)	8,045,000	8,368,650
5.625%, due 2/15/21	14,930,000	15,172,613
6.125%, due 2/15/24	23,817,000	24,948,307
Charles River Laboratories International, Inc. 5.50%, due 4/1/26 (e)	8,920,000	9,332,550
Encompass Health Corp. 5.75%, due 11/1/24	27,356,000	27,732,145
HCA, Inc.
5.25%, due 4/15/25	15,000,000	16,064,213
5.25%, due 6/15/26	8,330,000	8,896,825
5.375%, due 2/1/25	25,525,000	26,865,062

	Principal Amount	Value
Health Care—Services (continued)
HCA, Inc. (continued)
5.375%, due 9/1/26	$4,170,000	$4,399,350
5.625%, due 9/1/28	10,000,000	10,650,000
5.875%, due 3/15/22	12,030,000	12,867,288
5.875%, due 5/1/23	7,240,000	7,765,624
5.875%, due 2/15/26	26,000,000	28,015,000
5.875%, due 2/1/29	2,915,000	3,137,269
7.50%, due 2/15/22	9,417,000	10,358,700
7.50%, due 12/15/23	1,500,000	1,668,750
7.50%, due 11/6/33	17,975,000	20,851,000
7.58%, due 9/15/25	8,020,000	9,142,800
7.69%, due 6/15/25	31,650,000	36,160,125
8.36%, due 4/15/24	4,524,000	5,236,530
Molina Healthcare, Inc. 5.375%, due 11/15/22	8,180,000	8,537,875
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (e)	40,927,000	41,139,820
Polaris Intermediate Corp. 8.50% (8.50% PIK), due 12/1/22 (a)(e)	15,000,000	14,925,000
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.75%, due 12/1/26 (e)	30,895,000	32,246,656
Tenet Healthcare Corp.
6.00%, due 10/1/20	5,000,000	5,168,750
8.125%, due 4/1/22	11,000,000	11,736,560
WellCare Health Plans, Inc.
5.25%, due 4/1/25	15,310,000	15,807,575
5.375%, due 8/15/26 (e)	7,255,000	7,598,162

		478,656,584

Home Builders 2.2%
Ashton Woods USA LLC / Ashton Woods Finance Co. (e)
6.75%, due 8/1/25	5,496,000	5,138,760
9.875%, due 4/1/27	10,540,000	11,014,300
Brookfield Residential Properties, Inc. (e)
6.375%, due 5/15/25	6,665,000	6,531,700
6.50%, due 12/15/20	24,800,000	24,862,000
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (e)	37,996,000	38,736,922
Century Communities, Inc.
5.875%, due 7/15/25	4,630,000	4,595,275
6.875%, due 5/15/22	35,546,000	36,168,055
M/I Homes, Inc. 5.625%, due 8/1/25	6,000,000	5,887,500
Mattamy Group Corp. 6.50%, due 10/1/25 (e)	12,915,000	13,141,012
New Home Co., Inc. 7.25%, due 4/1/22	20,030,000	18,127,150

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Shea Homes, L.P. / Shea Homes Funding Corp. (e)
5.875%, due 4/1/23	$10,137,000	$10,137,000
6.125%, due 4/1/25	25,500,000	25,053,750
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.25%, due 4/15/21 (e)	6,430,000	6,433,987
Williams Scotsman International, Inc. 6.875%, due 8/15/23 (e)	12,300,000	12,515,250

		218,342,661

Household Products & Wares 0.8%
Prestige Brands, Inc. 6.375%, due 3/1/24 (e)	44,988,000	46,450,110
Spectrum Brands, Inc.
5.75%, due 7/15/25	11,687,000	11,953,463
6.125%, due 12/15/24	5,000,000	5,137,500
6.625%, due 11/15/22	12,046,000	12,314,626

		75,855,699

Insurance 1.2%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	27,640,000	27,740,637
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	5,435,000	6,525,452
Fidelity & Guaranty Life Holdings, Inc. 5.50%, due 5/1/25 (e)	17,875,000	18,053,750
HUB International, Ltd. 7.00%, due 5/1/26 (e)	13,000,000	13,113,750
MGIC Investment Corp. 5.75%, due 8/15/23	30,580,000	32,797,050
USI, Inc. 6.875%, due 5/1/25 (e)	22,755,000	22,669,669

		120,900,308

Internet 1.8%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (e)	12,046,000	12,437,495
Netflix, Inc.
4.875%, due 4/15/28	2,000,000	1,982,500
5.375%, due 11/15/29 (e)	9,205,000	9,320,063
5.50%, due 2/15/22	25,265,000	26,559,831
5.75%, due 3/1/24	24,961,000	26,818,598
5.875%, due 2/15/25	7,996,000	8,635,680
5.875%, due 11/15/28	32,450,000	34,234,750
Symantec Corp. 5.00%, due 4/15/25 (e)	3,000,000	3,058,832
VeriSign, Inc.
4.625%, due 5/1/23	6,615,000	6,714,225
4.75%, due 7/15/27	14,480,000	14,769,600

	Principal Amount	Value
Internet (continued)
VeriSign, Inc. (continued)
5.25%, due 4/1/25	$26,661,000	$28,260,660

		172,792,234

Investment Companies 0.8%
Compass Group Diversified Holdings LLC 8.00%, due 5/1/26 (e)	13,350,000	14,084,250
FS Energy & Power Fund 7.50%, due 8/15/23 (e)	58,700,000	60,620,664

		74,704,914

Iron & Steel 1.3%
Allegheny Ludlum LLC 6.95%, due 12/15/25	22,688,000	23,368,640
Allegheny Technologies, Inc. 7.875%, due 8/15/23	6,610,000	7,153,408
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (e)	61,509,000	65,477,561
Mineral Resources, Ltd. 8.125%, due 5/1/27 (e)	29,195,000	29,945,311

		125,944,920

Leisure Time 1.7%
Brunswick Corp. 4.625%, due 5/15/21 (e)	21,573,000	21,569,767
Carlson Travel, Inc. (e)
6.75%, due 12/15/23 (i)	67,516,000	68,359,950
9.50%, due 12/15/24	47,475,000	46,050,750
Vista Outdoor, Inc. 5.875%, due 10/1/23	29,402,000	27,049,840

		163,030,307

Lodging 2.0%
Boyd Gaming Corp.
6.00%, due 8/15/26	29,915,000	31,074,206
6.375%, due 4/1/26	6,000,000	6,315,000
Choice Hotels International, Inc. 5.75%, due 7/1/22	25,470,000	27,125,550
Hilton Domestic Operating Co., Inc. 5.125%, due 5/1/26 (e)	39,515,000	40,453,481
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (e)	18,579,000	19,159,594
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, due 9/15/26 (e)	27,500,000	28,875,000
MGM Resorts International
5.50%, due 4/15/27	25,000,000	25,781,250
5.75%, due 6/15/25	11,615,000	12,282,863

		191,066,944

Machinery—Diversified 0.8%
Briggs & Stratton Corp. 6.875%, due 12/15/20	9,000,000	9,292,500

14	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Diversified (continued)
Colfax Corp. (e)
6.00%, due 2/15/24	$13,970,000	$14,511,338
6.375%, due 2/15/26	21,390,000	22,646,662
Stevens Holding Co., Inc. 6.125%, due 10/1/26 (e)	11,790,000	12,408,975
Tennant Co. 5.625%, due 5/1/25	21,840,000	22,440,600

		81,300,075

Media 6.1%
Altice Financing S.A. 7.50%, due 5/15/26 (e)	15,335,000	15,565,025
Altice France S.A. (e)
6.25%, due 5/15/24	12,100,000	12,402,500
7.375%, due 5/1/26	23,300,000	23,605,813
Block Communications, Inc. 6.875%, due 2/15/25 (e)	46,497,000	48,240,637
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, due 2/1/28 (e)	31,740,000	31,700,325
5.125%, due 2/15/23	24,030,000	24,420,488
5.125%, due 5/1/23 (e)	7,000,000	7,175,000
5.125%, due 5/1/27 (e)	37,725,000	38,290,875
5.375%, due 5/1/25 (e)	3,025,000	3,130,875
5.75%, due 2/15/26 (e)	32,995,000	34,463,277
5.875%, due 4/1/24 (e)	25,215,000	26,342,363
5.875%, due 5/1/27 (e)	5,000,000	5,193,750
CSC Holdings LLC 6.50%, due 2/1/29 (e)	11,075,000	11,891,781
DISH DBS Corp.
5.875%, due 7/15/22	24,537,000	23,940,751
5.875%, due 11/15/24	26,150,000	22,554,375
6.75%, due 6/1/21	11,000,000	11,343,063
7.75%, due 7/1/26	15,875,000	14,208,125
Meredith Corp. 6.875%, due 2/1/26	47,420,000	49,316,800
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, due 8/15/23 (e)	18,030,000	18,796,275
Quebecor Media, Inc. 5.75%, due 1/15/23	34,005,000	35,450,212
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (b)(c)(d)(g)	20,000,000	21,050,000
Videotron, Ltd.
5.00%, due 7/15/22	20,449,000	21,282,936
5.375%, due 6/15/24 (e)	21,850,000	22,942,500
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	69,735,000	71,827,050

		595,134,796

	Principal Amount	Value
Metal Fabricate & Hardware 2.0%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (e)	$64,420,000	$62,970,550
Novelis Corp. (e)
5.875%, due 9/30/26	61,000,000	61,991,250
6.25%, due 8/15/24	32,306,000	33,638,622
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (e)	18,775,000	17,554,625
Park-Ohio Industries, Inc. 6.625%, due 4/15/27	16,190,000	16,190,000

		192,345,047

Mining 1.8%
Alcoa Nederland Holding B.V. (e)
6.75%, due 9/30/24	7,910,000	8,364,825
7.00%, due 9/30/26	20,510,000	22,099,525
Constellium N.V. 5.875%, due 2/15/26 (e)	13,000,000	13,195,000
First Quantum Minerals, Ltd. 7.25%, due 4/1/23 (e)	22,827,000	22,610,143
Freeport McMoRan, Inc. 6.875%, due 2/15/23	64,911,000	68,481,105
Hecla Mining Co. 6.875%, due 5/1/21	27,335,000	27,369,169
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (e)	9,500,000	10,070,000

		172,189,767

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. 5.00%, due 3/15/22 (e)	11,010,000	11,078,812
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (e)	26,950,000	26,411,000
EnPro Industries, Inc. 5.75%, due 10/15/26 (e)	6,870,000	7,058,925
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (e)	17,876,000	17,876,000
Koppers, Inc. 6.00%, due 2/15/25 (e)	23,475,000	22,719,105

		85,143,842

Oil & Gas 6.6%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (e)
7.00%, due 11/1/26	11,790,000	11,495,250
10.00%, due 4/1/22	13,335,000	14,568,487
California Resources Corp.
5.00%, due 1/15/20	16,470,000	15,564,150
8.00%, due 12/15/22 (e)	65,770,000	49,985,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Callon Petroleum Co.
6.125%, due 10/1/24	$23,000,000	$23,625,600
6.375%, due 7/1/26	6,000,000	6,135,000
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 7.625%, due 1/15/22	5,011,000	4,660,230
CNX Resources Corp. 5.875%, due 4/15/22	4,257,000	4,235,715
Comstock Resources, Inc. 9.75%, due 8/15/26 (e)	48,000,000	43,680,000
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (e)	13,000,000	14,300,000
Gulfport Energy Corp.
6.00%, due 10/15/24	43,999,000	38,581,843
6.375%, due 5/15/25	21,725,000	19,118,000
6.375%, due 1/15/26	5,000,000	4,312,500
6.625%, due 5/1/23	6,192,000	5,959,800
Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp. 5.625%, due 2/15/26 (e)	3,780,000	3,865,050
Indigo Natural Resources LLC 6.875%, due 2/15/26 (e)	18,620,000	17,270,050
Matador Resources Co. 5.875%, due 9/15/26	22,655,000	22,824,912
Moss Creek Resources Holdings, Inc. 7.50%, due 1/15/26 (e)	12,465,000	11,405,475
Murphy Oil Corp. 6.875%, due 8/15/24	10,590,000	11,096,814
Murphy Oil USA, Inc.
5.625%, due 5/1/27	6,900,000	7,176,000
6.00%, due 8/15/23	23,635,000	24,196,331
Newfield Exploration Co.
5.625%, due 7/1/24	10,000,000	10,919,000
5.75%, due 1/30/22	7,305,000	7,783,174
Oasis Petroleum, Inc. 6.875%, due 3/15/22	4,731,000	4,748,741
Parsley Energy LLC / Parsley Finance Corp. (e)
5.25%, due 8/15/25	10,525,000	10,617,094
5.625%, due 10/15/27	7,475,000	7,643,187
6.25%, due 6/1/24	7,250,000	7,521,875
PBF Holding Co. LLC / PBF Finance Corp.
7.00%, due 11/15/23	3,000,000	3,086,250
7.25%, due 6/15/25	10,000,000	10,300,000
PDC Energy, Inc. 6.125%, due 9/15/24	24,880,000	25,253,200

	Principal Amount	Value
Oil & Gas (continued)
PetroQuest Energy, Inc. 10.00% (10.00% PIK), due 2/15/24 (a)(b)(c)(d)	$19,891,092	$15,912,874
QEP Resources, Inc. 5.625%, due 3/1/26	12,500,000	11,708,500
Range Resources Corp.
5.75%, due 6/1/21	21,525,000	22,164,669
5.875%, due 7/1/22	24,543,000	24,819,109
Rex Energy Corp. (Escrow Claim) 8.00%, due 10/1/20 (d)(g)(h)	124,195,000	1,515,179
Southwestern Energy Co. 7.50%, due 4/1/26	18,400,000	18,676,000
SRC Energy, Inc. 6.25%, due 12/1/25	24,660,000	23,431,685
Sunoco, L.P. / Sunoco Finance Corp. 6.00%, due 4/15/27 (e)	19,965,000	20,713,687
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	24,562,822	26,067,295
Transocean Guardian, Ltd. 5.875%, due 1/15/24 (e)	6,898,500	7,070,963
Transocean Poseidon, Ltd. 6.875%, due 2/1/27 (e)	8,000,000	8,520,000
Ultra Resources, Inc. 6.875%, due 4/15/22 (e)	28,880,000	9,386,000
Whiting Petroleum Corp. 6.625%, due 1/15/26	3,450,000	3,444,653
WPX Energy, Inc. 6.00%, due 1/15/22	6,154,000	6,400,160

		641,759,702

Oil & Gas Services 0.6%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	44,275,000	41,618,500
Nine Energy Service, Inc. 8.75%, due 11/1/23 (e)	13,290,000	13,721,925

		55,340,425

Pharmaceuticals 0.8%
Bausch Health Americas, Inc. (e)
8.50%, due 1/31/27	6,715,000	7,315,153
9.25%, due 4/1/26	14,000,000	15,575,000
Bausch Health Co., Inc. 6.125%, due 4/15/25 (e)	5,000,000	5,056,250
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (e)
6.00%, due 7/15/23	12,521,000	10,204,615
6.00%, due 2/1/25	5,000,000	3,818,750
Par Pharmaceutical, Inc. 7.50%, due 4/1/27 (e)	20,790,000	21,565,467

16	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Vizient, Inc. 6.25%, due 5/15/27 (e)	$10,000,000	$10,325,000

		73,860,235

Pipelines 4.2%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	2,894,948
9.625%, due 11/1/21	10,349,000	11,977,873
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24	10,720,000	10,927,968
Cheniere Corpus Christi Holdings LLC 5.875%, due 3/31/25	16,380,000	17,649,450
Cheniere Energy Partners, L.P.
5.25%, due 10/1/25	14,515,000	14,805,300
5.625%, due 10/1/26 (e)	20,280,000	20,948,429
CNX Midstream Partners, L.P. / CNX Midstream Finance Corp. 6.50%, due 3/15/26 (e)	21,066,000	20,355,022
DCP Midstream Operating, L.P. 5.375%, due 7/15/25	11,500,000	12,088,915
Delek Logistics Partners, L.P. / Delek Logistics Finance Corp. 6.75%, due 5/15/25	9,593,000	9,593,000
Enlink Midstream LLC 5.375%, due 6/1/29	5,000,000	5,018,950
Genesis Energy, L.P. / Genesis Energy Finance Corp. 6.75%, due 8/1/22	37,080,000	37,606,907
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (e)	18,000,000	18,770,040
MPLX, L.P.
4.875%, due 12/1/24	27,495,000	29,357,378
4.875%, due 6/1/25	28,790,000	30,654,987
NGPL PipeCo LLC 4.875%, due 8/15/27 (e)	16,630,000	17,170,475
NuStar Logistics, L.P. 6.75%, due 2/1/21	12,715,000	13,223,600
Plains All American Pipeline, L.P. 6.125%, due 11/15/22 (k)(l)	17,500,000	16,756,250
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26	14,550,000	16,206,721
SemGroup Corp. 6.375%, due 3/15/25	7,997,000	7,617,143
Semgroup Corp. / Rose Rock Finance Corp. 5.625%, due 11/15/23	7,681,000	7,296,950

	Principal Amount	Value
Pipelines (continued)
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. 5.50%, due 9/15/24 (e)	$28,235,000	$29,082,050
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
5.00%, due 1/15/28	5,000,000	4,912,300
5.875%, due 4/15/26	10,090,000	10,622,878
6.50%, due 7/15/27 (e)	18,950,000	20,300,187
6.875%, due 1/15/29 (e)	6,600,000	7,128,000
TransMontaigne Partners, L.P. / TLP Finance Corp. 6.125%, due 2/15/26	15,973,000	15,374,012

		408,339,733

Real Estate 1.4%
CBRE Services, Inc. 5.25%, due 3/15/25	8,405,000	9,072,133
Howard Hughes Corp. 5.375%, due 3/15/25 (e)	26,000,000	26,219,960
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	22,805,000	23,033,050
Newmark Group, Inc. 6.125%, due 11/15/23	31,644,000	33,210,247
Realogy Group LLC / Realogy Co-Issuer Corp. (e)
4.875%, due 6/1/23	17,835,000	17,004,959
9.375%, due 4/1/27	23,000,000	23,890,100

		132,430,449

Real Estate Investment Trusts 3.8%
Crown Castle International Corp.
4.875%, due 4/15/22	2,000,000	2,108,371
5.25%, due 1/15/23	49,363,000	52,997,612
CTR Partnership, L.P. / CareTrust Capital Corp. 5.25%, due 6/1/25	6,575,000	6,789,871
Equinix, Inc.
5.375%, due 1/1/22	20,391,000	20,900,775
5.375%, due 4/1/23	17,525,000	17,892,149
5.375%, due 5/15/27	57,435,000	60,800,691
5.75%, due 1/1/25	40,837,000	42,368,387
5.875%, due 1/15/26	47,725,000	50,409,531
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
4.50%, due 9/1/26	5,000,000	4,937,500
5.625%, due 5/1/24	63,960,000	67,078,050
5.75%, due 2/1/27 (e)	24,800,000	26,102,000
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.00%, due 10/15/27	20,025,000	20,075,063

		372,460,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail 3.7%
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	$55,326,000	$57,262,410
Beacon Roofing Supply, Inc. 4.875%, due 11/1/25 (e)	30,930,000	29,760,846
Cumberland Farms, Inc. 6.75%, due 5/1/25 (e)	20,775,000	21,917,625
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (e)	43,301,000	43,950,515
Group 1 Automotive, Inc.
5.00%, due 6/1/22	10,040,000	10,178,050
5.25%, due 12/15/23 (e)	11,305,000	11,587,625
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (e)
4.75%, due 6/1/27	12,287,000	12,199,517
5.00%, due 6/1/24	27,355,000	27,970,487
5.25%, due 6/1/26	34,750,000	35,835,937
KGA Escrow, LLC 7.50%, due 8/15/23 (e)	15,000,000	15,487,500
L Brands, Inc.
5.625%, due 2/15/22	5,000,000	5,187,500
6.694%, due 1/15/27	10,587,000	10,348,793
Penske Automotive Group, Inc.
5.375%, due 12/1/24	7,000,000	7,087,500
5.50%, due 5/15/26	13,300,000	13,266,750
5.75%, due 10/1/22	27,491,000	27,937,729
Rite Aid Corp. 6.125%, due 4/1/23 (e)	32,040,000	27,234,000

		357,212,784

Semiconductors 0.3%
Micron Technology, Inc. 5.50%, due 2/1/25	26,142,000	26,919,202

Software 3.8%
ACI Worldwide, Inc. 5.75%, due 8/15/26 (e)	7,555,000	7,809,981
Ascend Learning LLC 6.875%, due 8/1/25 (e)	27,000,000	27,337,500
CDK Global, Inc.
4.875%, due 6/1/27	6,000,000	6,060,000
5.875%, due 6/15/26	32,727,000	34,445,167
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24	20,475,000	20,833,313
Fair Isaac Corp. 5.25%, due 5/15/26 (e)	14,750,000	15,340,000
First Data Corp. 5.00%, due 1/15/24 (e)	3,500,000	3,587,885
IQVIA, Inc. 5.00%, due 10/15/26 (e)	30,113,000	30,752,901

	Principal Amount	Value
Software (continued)
MSCI, Inc. (e)
4.75%, due 8/1/26	$13,290,000	$13,619,592
5.25%, due 11/15/24	32,022,000	32,982,660
5.375%, due 5/15/27	15,110,000	15,884,388
5.75%, due 8/15/25	41,284,000	43,244,990
Open Text Corp. 5.875%, due 6/1/26 (e)	8,990,000	9,417,025
PTC, Inc. 6.00%, due 5/15/24	48,968,000	51,293,980
RP Crown Parent LLC 7.375%, due 10/15/24 (e)	26,090,000	27,166,212
SS&C Technologies, Inc. 5.50%, due 9/30/27 (e)	24,595,000	25,225,247

		365,000,841

Telecommunications 7.1%
CenturyLink, Inc.
5.80%, due 3/15/22	30,940,000	31,793,557
6.45%, due 6/15/21	10,000,000	10,425,000
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (e)	35,015,000	35,540,225
CommScope, Inc. (e)
6.00%, due 3/1/26	3,645,000	3,859,144
8.25%, due 3/1/27	21,620,000	23,349,600
Frontier Communications Corp.
10.50%, due 9/15/22	18,884,000	13,785,320
11.00%, due 9/15/25	35,371,000	22,902,722
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	21,850,000	21,985,689
6.625%, due 8/1/26	19,275,000	19,491,844
7.625%, due 6/15/21	28,530,000	30,455,775
Inmarsat Finance PLC (e)
4.875%, due 5/15/22	23,320,000	23,553,200
6.50%, due 10/1/24	13,000,000	13,650,000
Level 3 Financing, Inc.
5.375%, due 5/1/25	21,200,000	21,594,320
5.625%, due 2/1/23	11,000,000	11,110,000
QualityTech, L.P. / QTS Finance Corp. 4.75%, due 11/15/25 (e)	25,351,000	24,717,225
Sprint Capital Corp.
6.875%, due 11/15/28	90,515,000	86,668,112
8.75%, due 3/15/32	11,000,000	11,550,000
Sprint Communications, Inc.
7.00%, due 3/1/20 (e)	25,490,000	26,190,975
9.25%, due 4/15/22	6,024,000	6,972,780
Sprint Corp. 7.875%, due 9/15/23	28,700,000	29,896,790
T-Mobile USA, Inc.
4.00%, due 4/15/22 (i)	3,000,000	3,030,000
4.75%, due 2/1/28	31,435,000	31,710,056
5.125%, due 4/15/25	26,615,000	27,413,450

18	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
T-Mobile USA, Inc. (continued)
5.375%, due 4/15/27	$33,000,000	$34,693,621
6.00%, due 4/15/24	15,315,000	15,946,744
6.375%, due 3/1/25	37,982,000	39,490,265
6.50%, due 1/15/24	14,485,000	14,991,975
6.50%, due 1/15/26	44,400,000	47,494,680

		684,263,069

Textiles 0.4%
Eagle Intermediate Global Holding B.V. / Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (e)	37,879,000	37,689,605

Toys, Games & Hobbies 0.6%
Mattel, Inc. 6.75%, due 12/31/25 (e)	54,845,000	54,862,139

Trucking & Leasing 0.2%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (e)	21,100,000	21,680,250

Total Corporate Bonds (Cost $8,400,468,337)		8,494,329,709

Loan Assignments 2.4%
Auto Parts & Equipment 0.2%
Dealer Tire LLC 2018 Term Loan B 7.983% (1 Month LIBOR + 5.50%), due 12/12/25 (j)	10,000,000	9,987,500
Panther BF Aggregator 2, L.P. Term Loan B TBD, due 3/18/26 (d)(j)	10,000,000	10,025,000

		20,012,500

Banks 0.3%
Jane Street Group LLC 2018 Term Loan B 5.483% (1 Month LIBOR + 3.00%), due 8/25/22 (j)	34,664,192	34,599,197

Healthcare, Education & Childcare 0.1%
Jaguar Holding Co. II 2018 Term Loan 4.983% (1 Month LIBOR + 2.50%), due 8/18/22 (d)(j)	14,971,503	14,872,586

Insurance 0.1%
USI, Inc. 2017 Repriced Term Loan 5.601% (3 Month LIBOR + 3.00%), due 5/16/24 (j)	12,987,342	12,860,715

	Principal Amount	Value
Metal Fabricate & Hardware 0.1%
Neenah Foundry Co. 2017 Term Loan 9.05% (2 Month LIBOR + 6.50%), due 12/13/22 (b)(j)	$9,646,518	$9,453,588

Mining, Steel, Iron & Non-Precious Metals 0.1%
Aleris International, Inc. 2018 Term Loan 7.233% (1 Month LIBOR + 4.75%), due 2/27/23 (j)	8,932,500	8,943,666

Oil & Gas 0.2%
PetroQuest Energy, Inc. Term Loan Note 10.013%, due 3/2/20 (c)(d)	16,636,468	16,636,468
Prairie ECI Acquiror, L.P. Term Loan B 7.366% (3 Month LIBOR + 4.75%), due 3/11/26 (d)(j)	5,000,000	5,046,875

		21,683,343

Retail 0.1%
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.733% (1 Month LIBOR + 2.25%), due 2/16/24 (j)	4,987,277	4,972,729

Retail Stores 0.7%
Bass Pro Group LLC Term Loan B 7.483% (1 Month LIBOR + 5.00%), due 9/25/24 (j)	63,854,521	63,694,884

Software 0.2%
Ascend Learning LLC 2017 Term Loan B TBD, due 7/12/24 (j)	5,000,000	4,975,000
RP Crown Parent LLC 2016 Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 10/12/23 (j)	19,964,286	19,939,330

		24,914,330

Telecommunications 0.1%
CommScope, Inc. 2019 Term Loan B 5.733% (1 Month LIBOR + 3.25%), due 4/6/26 (j)	5,000,000	5,038,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Transportation 0.2%
Commercial Barge Line Co. 2015 1st Lien Term Loan 11.233% (1 Month LIBOR + 8.75%), due 11/12/20 (j)	$22,555,651	$15,619,788

Total Loan Assignments (Cost $237,779,535)		236,666,076

Total Long-Term Bonds (Cost $8,747,614,607)		8,775,464,893

	Shares
Common Stocks 1.5%
Auto Parts & Equipment 0.1%
American Tire Distributors, Inc. (c)	142,545	4,561,440
Exide Technologies (b)(c)(d)(g)(m)	2,084,972	3,252,556

		7,813,996

Electric Utilities 0.1%
Keycon Power Holdings LLC (d)	38,680	10,637,000

Independent Power & Renewable Electricity Producers 0.6%
GenOn Energy, Inc. (c)	386,241	54,073,740
PetroQuest Energy, Inc. (b)(c)(d)(m)	2,314,884	4,977,001

		59,050,741

Media 0.0%‡
ION Media Networks, Inc. (b)(c)(d)(g)	2,287	1,416,316

Metals & Mining 0.1%
Neenah Enterprises, Inc. (b)(c)(d)(m)	720,961	9,898,795

Oil, Gas & Consumable Fuels 0.6%
Talos Energy, Inc. (m)	2,074,193	61,603,532
Titan Energy LLC (m)	91,174	5,744

		61,609,276

Software 0.0%‡
ASG Corp. (b)(c)	12,502	0

Total Common Stocks (Cost $199,403,495)		150,426,124

Exchange-Traded Funds 0.3%
iShares Gold Trust (m)	618,700	7,603,823
SPDR Gold Shares (m)	189,000	22,906,800

Total Exchange-Traded Funds (Cost $28,668,072)		30,510,623

	Shares	Value
Short-Term Investment 6.6%
Unaffiliated Investment Company 6.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.37% (n)	638,722,827	$638,722,827

Total Short-Term Investment (Cost $638,722,827)		638,722,827

Investment of Cash Collateral For Securities Loaned 0.3%
Unaffiliated Investment Company 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (n)	26,967,485	26,967,485

Total Investment of Cash Collateral For Securities Loaned (Cost $26,967,485)		26,967,485

Total Investments (Cost $9,641,376,486)	99.5%	9,622,091,952
Other Assets, Less Liabilities	0.5	44,845,963
Net Assets	100.0%	$9,666,937,915

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2019, the total market value of fair valued securities was $266,721,318, which represented 2.8% of the Fund’s net assets.

(d)

Illiquid security—As of April 30, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $258,962,307, which represented 2.7% of the Fund’s net assets.

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(f)	Issue in default.

(g)	Restricted security. (See Note 5)

(h)	Issue in non-accrual status.

(i)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $26,434,203 and the Fund received cash collateral with a value of $26,967,485 (See Note 2(H)).

(j)	Floating rate—Rate shown was the rate in effect as of April 30, 2019.

20	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(k)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2019.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	Non-income producing security.
(n)	Current yield as of April 30, 2019.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$6,291,518	$38,177,590	$44,469,108
Corporate Bonds (c)	—	8,360,602,296	133,727,413	8,494,329,709
Loan Assignments (d)	—	227,212,488	9,453,588	236,666,076

Total Long-Term Bonds	—	8,594,106,302	181,358,591	8,775,464,893

Common Stocks (e)(f)	72,246,276	58,635,180	19,544,668	150,426,124
Exchange-Traded Funds	30,510,623	—	—	30,510,623
Short-Term Investment
Unaffiliated Investment Company	638,722,827	—	—	638,722,827
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	26,967,485	—	—	26,967,485

Total Investments in Securities	$768,447,211	$8,652,741,482	$200,903,259	$9,622,091,952

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)

The Level 3 securities valued at $37,263,113, $903,202 and $11,275 are held in Auto Parts & Equipment, Internet and Mining, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)

The Level 3 securities valued at $96,764,539, $21,050,000, and $15,912,874 are held in Auto Parts & Equipment, Media, and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)

The Level 3 security valued at $9,453,588 is held in Metal Fabricate & Hardware within the Loan Assignments section of the Portfolio of Investments, which was valued by a pricing service without adjustment.

(e)

The level 2 securities valued at $4,561,440, and $54,073,740 are held in Auto Parts & Equipment and Independent Power & Renewable Electricity Producers, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)

The Level 3 securities valued at $3,252,556, $4,977,001, $1,416,316, $9,898,795, and $0 are held in Auto Parts & Equipment, Independent Power & Renewable Electricity Producers, Media and Metals & Mining and Software, respectively, within the Common Stocks section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2019 (c)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$64,561,066	$550,063	$—	$(31,597,448)	$3,749,432	(a)	$—		$—	$—	$37,263,113	$(31,597,448)
Internet	—	—	—	903,202	—		—		—	—	903,202	903,202
Mining	11,029	459	—	(213)	—		—		—	—	11,275	(213)
Corporate Bonds
Auto Parts & Equipment	96,059,602	1,036,830	—	(4,075,865)	3,743,972	(a)	—		—	—	96,764,539	(4,075,865)
Media	21,150,000	16,110	—	(116,110)	—		—		—	—	21,050,000	(116,110)
Oil & Gas	—	(1,267,297)	—	(26,636,734)	43,816,905		—		—	—	15,912,874	(26,636,734)
Loan Assignments
Metal Fabricate & Hardware	10,481,625	9,985	7,524	(104,564)	—		(940,982	)(b)	—	—	9,453,588	(104,564)
Common Stocks
Auto Parts & Equipment	6,484,263	—	—	(3,231,707)	—		—		—	—	3,252,556	(3,231,707)
Independent Power & Renewable Electricity Producers	—	—	—	(7,018,117)	11,995,118		—		—	—	4,977,001	(7,018,117)
Media	1,416,316	—	—	—	—		—		—	—	1,416,316	—
Metals & Mining	9,898,795	—	—	—	—		—		—	—	9,898,795	—
Software	—	—	—	—	—		—		—	—	0	—

Total	$210,062,696	$346,150	$7,524	$(71,877,556)	$63,305,427		$(940,982)		$—	$—	$200,903,259	$(71,877,556)

(a)	Purchases include PIK securities.

(b)	Sales include principal reductions

(c)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

22	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in securities, at value (identified cost $9,641,376,486) including securities on loan of $26,434,203	$9,622,091,952
Receivables:
Interest	153,864,489
Fund shares sold	18,684,895
Investment securities sold	5,386,092
Securities lending income	24,967
Other assets	262,695

Total assets	9,800,315,090

Liabilities
Due to custodian	125,855
Payables:
Investment securities purchased	71,537,281
Collateral received for securities on loan	26,967,485
Fund shares redeemed	21,721,313
Manager (See Note 3)	4,289,978
Transfer agent (See Note 3)	2,008,469
NYLIFE Distributors (See Note 3)	1,148,490
Shareholder communication	895,840
Professional fees	179,547
Custodian	28,012
Trustees	9,705
Accrued expenses	92,654
Dividend payable	4,372,546

Total liabilities	133,377,175

Net assets	$9,666,937,915

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$17,223,715
Additional paid-in capital	9,911,364,468

9,928,588,183
Total distributable earnings (loss)	(261,650,268)

Net assets	$9,666,937,915

Class A
Net assets applicable to outstanding shares	$3,395,064,796

Shares of beneficial interest outstanding	604,836,725

Net asset value per share outstanding	$5.61
Maximum sales charge (4.50% of offering price)	0.26

Maximum offering price per share outstanding	$5.87

Investor Class
Net assets applicable to outstanding shares	$165,074,076

Shares of beneficial interest outstanding	29,176,409

Net asset value per share outstanding	$5.66
Maximum sales charge (4.50% of offering price)	0.27

Maximum offering price per share outstanding	$5.93

Class B
Net assets applicable to outstanding shares	$72,028,723

Shares of beneficial interest outstanding	12,891,307

Net asset value and offering price per share outstanding	$5.59

Class C
Net assets applicable to outstanding shares	$428,109,793

Shares of beneficial interest outstanding	76,584,116

Net asset value and offering price per share outstanding	$5.59

Class I
Net assets applicable to outstanding shares	$3,587,814,460

Shares of beneficial interest outstanding	638,672,832

Net asset value and offering price per share outstanding	$5.62

Class R1
Net assets applicable to outstanding shares	$47,647

Shares of beneficial interest outstanding	8,499

Net asset value and offering price per share outstanding	$5.61

Class R2
Net assets applicable to outstanding shares	$11,822,497

Shares of beneficial interest outstanding	2,105,639

Net asset value and offering price per share outstanding	$5.61

Class R3
Net assets applicable to outstanding shares	$774,815

Shares of beneficial interest outstanding	138,190

Net asset value and offering price per share outstanding	$5.61

Class R6
Net assets applicable to outstanding shares	$2,006,201,108

Shares of beneficial interest outstanding	357,957,754

Net asset value and offering price per share outstanding	$5.60

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$270,109,324
Dividends	426,469
Securities lending	131,548

Total income	270,667,341

Expenses
Manager (See Note 3)	23,771,080
Distribution/Service—Class A (See Note 3)	4,008,587
Distribution/Service—Investor Class (See Note 3)	197,516
Distribution/Service—Class B (See Note 3)	373,568
Distribution/Service—Class C (See Note 3)	2,497,505
Distribution/Service—Class R2 (See Note 3)	13,902
Distribution/Service—Class R3 (See Note 3)	1,714
Transfer agent (See Note 3)	5,246,995
Shareholder communication	938,386
Professional fees	307,961
Registration	150,098
Trustees	102,461
Custodian	34,042
Shareholder service (See Note 3)	5,926
Miscellaneous	178,507

Total expenses	37,828,248

Net investment income (loss)	232,839,093

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(32,204,662)
Net change in unrealized appreciation (depreciation) on investments	200,856,216

Net realized and unrealized gain (loss) on investments	168,651,554

Net increase (decrease) in net assets resulting from operations	$401,490,647

24	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$232,839,093	$488,564,779
Net realized gain (loss) on investments	(32,204,662)	111,820,287
Net change in unrealized appreciation (depreciation) on investments	200,856,216	(468,251,250)

Net increase (decrease) in net assets resulting from operations	401,490,647	132,133,816

Distributions to shareholders:
Class A	(92,975,307)	(183,893,283)
Investor Class	(4,532,537)	(8,500,000)
Class B	(1,833,879)	(4,233,276)
Class C	(12,102,451)	(27,573,908)
Class I	(93,862,311)	(215,711,694)
Class R1	(1,331)	(2,823)
Class R2	(317,647)	(434,175)
Class R3	(18,793)	(24,035)
Class R6	(52,852,100)	(54,203,430)

	(258,496,356)	(494,576,624)

Distributions to shareholders from return of capital:
Class A	—	(15,921,400)
Investor Class	—	(735,926)
Class B	—	(366,515)
Class C	—	(2,387,337)
Class I	—	(18,676,225)
Class R1	—	(244)
Class R2	—	(37,591)
Class R3	—	(2,081)
Class R6	—	(4,692,909)

	—	(42,820,228)

Total distributions to shareholders	(258,496,356)	(537,396,852)

Capital share transactions:
Net proceeds from sale of shares	2,758,555,777	2,389,951,877
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	233,432,883	488,685,533
Cost of shares redeemed	(2,175,841,448)	(4,146,270,831)

Increase (decrease) in net assets derived from capital share transactions	816,147,212	(1,267,633,421)

Net increase (decrease) in net assets	959,141,503	(1,672,896,457)

Net Assets
Beginning of period	8,707,796,412	10,380,692,869

End of period	$9,666,937,915	$8,707,796,412

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$5.52	$5.77	$5.74	$5.57	$5.93	$6.08

Net investment income (loss) (a)	0.14	0.29	0.30	0.33	0.31	0.34

Net realized and unrealized gain (loss) on investments	0.11	(0.22)	0.09	0.20	(0.31)	(0.09)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—	—

Total from investment operations	0.25	0.07	0.39	0.53	0.00 ‡	0.25

Less dividends and distributions:

From net investment income	(0.16)	(0.29)	(0.31)	(0.34)	(0.31)	(0.40)

Return of capital	—	(0.03)	(0.05)	(0.02)	(0.05)	—

Total dividends and distributions	(0.16)	(0.32)	(0.36)	(0.36)	(0.36)	(0.40)

Net asset value at end of period	$5.61	$5.52	$5.77	$5.74	$5.57	$5.93

Total investment return (b)	4.59%	1.29%	6.91%	9.96%	0.06%	4.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.26%††	5.15%	5.25%	5.98%	5.45%	5.52%

Net expenses (c)	0.98%††	0.99%	0.97%	0.95%	0.96%	0.99%

Portfolio turnover rate	16%	30%	43%	41%	38%	41%

Net assets at end of period (in 000’s)	$3,395,065	$3,290,659	$3,683,113	$3,551,864	$3,364,517	$3,678,466

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$5.57	$5.82	$5.79	$5.62	$5.99	$6.14

Net investment income (loss) (a)	0.14	0.29	0.30	0.33	0.31	0.34

Net realized and unrealized gain (loss) on investments	0.11	(0.22)	0.09	0.20	(0.31)	(0.09)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—	—

Total from investment operations	0.25	0.07	0.39	0.53	(0.00)‡	0.25

Less dividends and distributions:

From net investment income	(0.16)	(0.29)	(0.31)	(0.34)	(0.32)	(0.40)

Return of capital	—	(0.03)	(0.05)	(0.02)	(0.05)	—

Total dividends and distributions	(0.16)	(0.32)	(0.36)	(0.36)	(0.37)	(0.40)

Net asset value at end of period	$5.66	$5.57	$5.82	$5.79	$5.62	$5.99

Total investment return (b)	4.55%	1.29%	6.90%	9.91%	(0.07%)	4.13%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.19%††	5.12%	5.21%	5.90%	5.39%	5.50%

Net expenses (c)	1.05%††	1.03%	1.02%	1.03%	1.02%	1.01%

Portfolio turnover rate	16%	30%	43%	41%	38%	41%

Net assets at end of period (in 000’s)	$165,074	$159,970	$167,139	$287,493	$282,451	$296,535

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

26	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class B	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$5.50	$5.74	$5.71	$5.54	$5.90	$6.05

Net investment income (loss) (a)	0.12	0.25	0.26	0.28	0.27	0.29

Net realized and unrealized gain (loss) on investments	0.11	(0.21)	0.08	0.20	(0.32)	(0.09)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—	—

Total from investment operations	0.23	0.04	0.34	0.48	(0.05)	0.20

Less dividends and distributions:

From net investment income	(0.14)	(0.26)	(0.27)	(0.29)	(0.26)	(0.35)

Return of capital	—	(0.02)	(0.04)	(0.02)	(0.05)	—

Total dividends and distributions	(0.14)	(0.28)	(0.31)	(0.31)	(0.31)	(0.35)

Net asset value at end of period	$5.59	$5.50	$5.74	$5.71	$5.54	$5.90

Total investment return (b)	4.17%	0.64%	6.06%	8.85%	(0.60%)	3.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.45%††	4.37%	4.47%	5.16%	4.64%	4.75%

Net expenses (c)	1.80%††	1.78%	1.77%	1.78%	1.77%	1.76%

Portfolio turnover rate	16%	30%	43%	41%	38%	41%

Net assets at end of period (in 000’s)	$72,029	$81,221	$108,263	$132,509	$139,683	$172,640

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$5.50	$5.74	$5.72	$5.55	$5.90	$6.05

Net investment income (loss) (a)	0.12	0.25	0.26	0.28	0.27	0.29

Net realized and unrealized gain (loss) on investments	0.11	(0.21)	0.07	0.20	(0.31)	(0.09)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—	—

Total from investment operations	0.23	0.04	0.33	0.48	(0.04)	0.20

Less dividends and distributions:

From net investment income	(0.14)	(0.26)	(0.27)	(0.29)	(0.26)	(0.35)

Return of capital	—	(0.02)	(0.04)	(0.02)	(0.05)	—

Total dividends and distributions	(0.14)	(0.28)	(0.31)	(0.31)	(0.31)	(0.35)

Net asset value at end of period	$5.59	$5.50	$5.74	$5.72	$5.55	$5.90

Total investment return (b)	4.16%	0.64%	5.87%	9.04%	(0.60%)	3.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.45%††	4.36%	4.45%	5.15%	4.64%	4.75%

Net expenses (c)	1.80%††	1.78%	1.77%	1.78%	1.77%	1.76%

Portfolio turnover rate	16%	30%	43%	41%	38%	41%

Net assets at end of period (in 000’s)	$428,110	$550,819	$676,463	$678,364	$679,392	$785,873

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$5.53	$5.78	$5.75	$5.58	$5.94	$6.08

Net investment income (loss) (a)	0.15	0.31	0.32	0.34	0.33	0.35

Net realized and unrealized gain (loss) on investments	0.11	(0.22)	0.08	0.20	(0.31)	(0.08)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—	—

Total from investment operations	0.26	0.09	0.40	0.54	0.02	0.27

Less dividends and distributions:

From net investment income	(0.17)	(0.31)	(0.32)	(0.35)	(0.33)	(0.41)

Return of capital	—	(0.03)	(0.05)	(0.02)	(0.05)	—

Total dividends and distributions	(0.17)	(0.34)	(0.37)	(0.37)	(0.38)	(0.41)

Net asset value at end of period	$5.62	$5.53	$5.78	$5.75	$5.58	$5.94

Total investment return (b)	4.73%	1.57%	7.17%	10.23%	0.32%	4.58%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.51%††	5.40%	5.51%	6.23%	5.70%	5.76%

Net expenses (c)	0.73%††	0.74%	0.72%	0.70%	0.71%	0.74%

Portfolio turnover rate	16%	30%	43%	41%	38%	41%

Net assets at end of period (in 000’s)	$3,587,814	$3,709,306	$4,067,560	$5,313,266	$4,844,891	$3,762,169

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Class R1	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$5.52	$5.77	$5.74	$5.57	$5.93	$6.08

Net investment income (loss) (a)	0.15	0.30	0.32	0.34	0.32	0.34

Net realized and unrealized gain (loss) on investments	0.10	(0.22)	0.07	0.19	(0.31)	(0.08)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—	—

Total from investment operations	0.25	0.08	0.39	0.53	0.01	0.26

Less dividends and distributions:

From net investment income	(0.16)	(0.30)	(0.31)	(0.34)	(0.32)	(0.41)

Return of capital	—	(0.03)	(0.05)	(0.02)	(0.05)	—

Total dividends and distributions	(0.16)	(0.33)	(0.36)	(0.36)	(0.37)	(0.41)

Net asset value at end of period	$5.61	$5.52	$5.77	$5.74	$5.57	$5.93

Total investment return (b)	4.68%	1.46%	7.07%	10.13%	0.21%	4.31%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.42%††	5.25%	5.48%	6.11%	5.60%	5.66%

Net expenses (c)	0.83%††	0.84%	0.82%	0.80%	0.81%	0.84%

Portfolio turnover rate	16%	30%	43%	41%	38%	41%

Net assets at end of period (in 000’s)	$48	$72	$37	$59	$39	$29

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

28	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R2	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$5.52	$5.77	$5.74	$5.57	$5.93	$6.08

Net investment income (loss) (a)	0.14	0.29	0.30	0.32	0.31	0.33

Net realized and unrealized gain (loss) on investments	0.11	(0.22)	0.08	0.20	(0.31)	(0.09)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—	—

Total from investment operations	0.25	0.07	0.38	0.52	(0.00)‡	0.24

Less dividends and distributions:

From net investment income	(0.16)	(0.29)	(0.30)	(0.33)	(0.31)	(0.39)

Return of capital	—	(0.03)	(0.05)	(0.02)	(0.05)	—

Total dividends and distributions	(0.16)	(0.32)	(0.35)	(0.35)	(0.36)	(0.39)

Net asset value at end of period	$5.61	$5.52	$5.77	$5.74	$5.57	$5.93

Total investment return (b)	4.54%	1.20%	6.80%	9.83%	(0.04%)	4.04%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.16%††	5.06%	5.16%	5.89%	5.35%	5.43%

Net expenses (c)	1.08%††	1.09%	1.07%	1.05%	1.06%	1.09%

Portfolio turnover rate	16%	30%	43%	41%	38%	41%

Net assets at end of period (in 000’s)	$11,822	$11,116	$9,562	$10,917	$10,084	$11,049

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,		February 29, 2016** through October 31,

Class R3	2019*	2018	2017	2016

Net asset value at beginning of period	$5.52	$5.77	$5.74	$5.17

Net investment income (loss) (a)	0.13	0.27	0.28	0.20

Net realized and unrealized gain (loss) on investments	0.11	(0.22)	0.09	0.60

Total from investment operations	0.24	0.05	0.37	0.80

Less dividends and distributions:

From net investment income	(0.15)	(0.28)	(0.29)	(0.21)

Return of capital	—	(0.02)	(0.05)	(0.02)

Total dividends and distributions	(0.15)	(0.30)	(0.34)	(0.23)

Net asset value at end of period	$5.61	$5.52	$5.77	$5.74

Total investment return (b)	4.41%	0.96%	6.58%	15.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.90%††	4.77%	4.81%	5.40%††

Net expenses (c)	1.33%††	1.34%	1.32%	1.30%††

Portfolio turnover rate	16%	30%	43%	41%

Net assets at end of period (in 000’s)	$775	$606	$392	$130

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R6	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$5.52	$5.77	$5.74	$5.58	$5.94	$6.09

Net investment income (loss) (a)	0.15	0.31	0.32	0.35	0.34	0.36

Net realized and unrealized gain (loss) on investments	0.10	(0.21)	0.09	0.19	(0.31)	(0.08)

Total from investment operations	0.25	0.10	0.41	0.54	0.03	0.28

Less dividends and distributions:

From net investment income	(0.17)	(0.32)	(0.33)	(0.36)	(0.34)	(0.43)

Return of capital	—	(0.03)	(0.05)	(0.02)	(0.05)	—

Total dividends and distributions	(0.17)	(0.35)	(0.38)	(0.38)	(0.39)	(0.43)

Net asset value at end of period	$5.60	$5.52	$5.77	$5.74	$5.58	$5.94

Total investment return (b)	4.62%	1.71%	7.36%	10.24%	0.50%	4.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.63%††	5.54%	5.45%	6.23%	5.84%	5.88%

Net expenses (c)	0.59%††	0.58%	0.58%	0.58%	0.58%	0.58%

Portfolio turnover rate	16%	30%	43%	41%	38%	41%

Net assets at end of period (in 000’s)	$2,006,201	$904,028	$1,668,163	$53,712	$15,017	$9,093

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

30	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Corporate Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Class R3 shares commenced operations on February 29, 2016.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

31

Notes to Financial Statements (Unaudited) (continued)

“Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the

32	MainStay MacKay High Yield Corporate Bond Fund

relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 4/30/19*	Valuation Technique	Unobservable Inputs	Inputs/Range

Convertible Bonds	$37,263,113	Market Approach	50% As-Converted Component: Enterprise Value	$873.6m–$995.2m

			50% Converage Analysis Component: Enterprise Value	$873.6m–$995.2m

			Implied Recovery to First Lien Term Loan	100.00%

	903,202	Market Approach	Discount Rate	2.00%

	11,275	Income Approach	Liquidity Discount	100bps

			Subordination Discount	150bps
Corporate Bonds	96,764,539	Income Approach	Estimated Yield to Maturity	18.06%
			Spread Adjustment	4.78%
	15,912,874	Market Approach	Asset Coverage at $50 Crude, $3.00 Natural Gas	$1.07
			PIK Discount Spread	3.00%
Common Stocks	3,252,556	Market Approach	Estimated Enterprise Value	$873.6m–$995.2m
			Estimated Volatility	25.00%
	4,977,001	Market Approach	Implied Equity Value	$29mm
			Liquidity Discount	25.00%
	1,416,316	Market Approach	Terminal Value Multiple Liquidity Discount	9.0x 20.00%
	9,898,795	Market Approach	EBITDA Multiple Discount Rate	5.75x 10.00%
	0	Qualitative Assessment		$0.00

	$170,399,671

*

The table above does not include Level 3 investments that were valued by brokers without adjustment. As of April 30, 2019, the value of these investments was $30,503,588. The inputs for these investments were not readily available or cannot be reasonably estimated.

33

Notes to Financial Statements (Unaudited) (continued)

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

34	MainStay MacKay High Yield Corporate Bond Fund

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2019, the Fund did not hold any unfunded commitments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $26,434,203 and the Fund received cash collateral with a value of $26,967,485.

(I)  Debt Securities and Loan Risk.  The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the

35

Notes to Financial Statements (Unaudited) (continued)

responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; 0.49% from $10 billion to $15 billion; and 0.48% in excess of $15 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the six-month period ended April 30, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.55% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $23,771,080.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$22
Class R2	5,561
Class R3	343

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $292,612 and $35,313, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $33,297, $44,556 and $9,562, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has

36	MainStay MacKay High Yield Corporate Bond Fund

entered into an agreement with DST Asset Manager Solutions, Inc.

(“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$2,259,702
Investor Class	170,071
Class B	80,329
Class C	536,292
Class I	2,192,276
Class R1	32
Class R2	7,819
Class R3	474

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$988,321	0.0	%‡
Class R1	36,938	77.5

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$9,642,092,479	$238,617,169	$(258,617,696)	$(20,000,527)

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $166,082,864 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$18,952	$147,131

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$494,576,624
Return of Capital	42,820,228
Total	$537,396,852

Note 5–Restricted Securities

Restricted securities, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

37

Notes to Financial Statements (Unaudited) (continued)

As of April 30, 2019, the Fund held the following restricted securities.

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	04/30/19 Value	Percent of Net Assets

Aleris International, Inc. Convertible Bond 6.00%, due 6/1/20	7/6/10	$11,797	$10,208	$11,275	0.0	%‡
At Home Corp. Convertible Bond 4.75%, due 12/15/06	5/29/01	$69,477,086	—	903,202	0.0	‡
Exide Technologies Common Stock	4/30/15-9/29/17	2,084,972	53,289,038	3,252,556	0.1
ION Media Networks, Inc. Common Stock	3/12/10-9/29/17	2,287	13,572	1,416,316	0.0	‡
Rex Energy Corp. (Escrow Claim) Corporate Bond 8.00%, due 10/1/20	10/03/2018	$124,195,000	—	1,515,179	0.0	‡
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$20,000,000	19,741,823	21,050,000	0.2
Total			$73,054,641	$28,148,528	0.3%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or LIBOR, whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $1,859,292 and $1,304,845, respectively.

38	MainStay MacKay High Yield Corporate Bond Fund

Note 10–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	49,922,670	$277,088,004
Shares issued to shareholders in reinvestment of dividends and distributions	14,424,752	79,423,900
Shares redeemed	(62,560,356)	(343,460,453)

Net increase (decrease) in shares outstanding before conversion	1,787,066	13,051,451
Shares converted into Class A (See Note 1)	8,032,393	44,584,071
Shares converted from Class A (See Note 1)	(864,586)	(4,821,971)

Net increase (decrease)	8,954,873	$52,813,551

Year ended October 31, 2018:
Shares sold	81,948,283	$465,649,820
Shares issued to shareholders in reinvestment of dividends and distributions	30,329,032	171,300,889
Shares redeemed	(158,819,289)	(900,311,177)

Net increase (decrease) in shares outstanding before conversion	(46,541,974)	(263,360,468)
Shares converted into Class A (See Note 1)	5,744,195	32,610,430
Shares converted from Class A (See Note 1)	(1,592,187)	(8,989,832)

Net increase (decrease)	(42,389,966)	$(239,739,870)

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,877,750	$10,461,967
Shares issued to shareholders in reinvestment of dividends and distributions	775,486	4,306,041
Shares redeemed	(1,911,765)	(10,630,040)

Net increase (decrease) in shares outstanding before conversion	741,471	4,137,968
Shares converted into Investor Class (See Note 1)	1,520,566	8,514,360
Shares converted from Investor Class (See Note 1)	(1,820,156)	(10,126,486)

Net increase (decrease)	441,881	$2,525,842

Year ended October 31, 2018:
Shares sold	3,462,654	$19,807,574
Shares issued to shareholders in reinvestment of dividends and distributions	1,534,158	8,733,134
Shares redeemed	329,300	1,761,792

Net increase (decrease) in shares outstanding before conversion	5,326,112	30,302,500
Shares converted into Investor Class (See Note 1)	1,908,695	10,887,820
Shares converted from Investor Class (See Note 1)	(7,232,626)	(41,236,187)

Net increase (decrease)	2,181	$(45,867)

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	115,277	$632,290
Shares issued to shareholders in reinvestment of dividends and distributions	303,192	1,661,226
Shares redeemed	(1,679,088)	(9,188,824)

Net increase (decrease) in shares outstanding before conversion	(1,260,619)	(6,895,308)
Shares converted from Class B (See Note 1)	(623,834)	(3,420,158)

Net increase (decrease)	(1,884,453)	$(10,315,466)

Year ended October 31, 2018:
Shares sold	241,451	$1,359,738
Shares issued to shareholders in reinvestment of dividends and distributions	726,768	4,087,799
Shares redeemed	(3,336,932)	(18,825,570)

Net increase (decrease) in shares outstanding before conversion	(2,368,713)	(13,378,033)
Shares converted from Class B (See Note 1)	(1,708,658)	(9,645,332)

Net increase (decrease)	(4,077,371)	$(23,023,365)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	2,221,754	$12,191,979
Shares issued to shareholders in reinvestment of dividends and distributions	1,978,132	10,837,995
Shares redeemed	(21,927,236)	(120,918,099)

Net increase (decrease) in shares outstanding before conversion	(17,727,350)	(97,888,125)
Shares converted from Class C (See Note 1)	(5,851,552)	(32,404,210)

Net increase (decrease)	(23,578,902)	$(130,292,335)

Year ended October 31, 2018:
Shares sold	6,368,864	$36,031,045
Shares issued to shareholders in reinvestment of dividends and distributions	4,736,234	26,644,143
Shares redeemed	(28,673,897)	(161,805,598)

Net increase (decrease) in shares outstanding before conversion	(17,568,799)	(99,130,410)
Shares converted from Class C (See Note 1)	(19,545)	(111,523)

Net increase (decrease)	(17,588,344)	$(99,241,933)

39

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	251,201,063	$1,388,684,393
Shares issued to shareholders in reinvestment of dividends and distributions	15,261,474	84,207,985
Shares redeemed	(189,600,304)	(1,040,832,616)

Net increase (decrease) in shares outstanding before conversion	76,862,233	432,059,762
Shares converted into Class I (See Note 1)	353,112	1,936,845
Shares converted from Class I (See Note 1)	(109,697,451)	(600,045,057)

Net increase (decrease)	(32,482,106)	$(166,048,450)

Year ended October 31, 2018:
Shares sold	245,498,090	$1,396,789,903
Shares issued to shareholders in reinvestment of dividends and distributions	38,706,098	218,802,565
Shares redeemed	(314,348,256)	(1,783,949,641)

Net increase (decrease) in shares outstanding before conversion	(30,144,068)	(168,357,173)
Shares converted into Class I (See Note 1)	391,168	2,200,247
Shares converted from Class I (See Note 1)	(3,296,534)	(18,850,230)

Net increase (decrease)	(33,049,434)	$(185,007,156)

Class R1	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	893	$4,903
Shares issued to shareholders in reinvestment of dividends and distributions	242	1,331
Shares redeemed	(5,608)	(31,006)

Net increase (decrease)	(4,473)	$(24,772)

Year ended October 31, 2018:
Shares sold	10,062	$56,569
Shares issued to shareholders in reinvestment of dividends and distributions	545	3,067
Shares redeemed	(4,085)	(23,088)

Net increase (decrease)	6,522	$36,548

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	392,033	$2,151,898
Shares issued to shareholders in reinvestment of dividends and distributions	48,891	269,286
Shares redeemed	(347,515)	(1,902,501)

Net increase (decrease)	93,409	$518,683

Year ended October 31, 2018:
Shares sold	1,044,931	$5,911,911
Shares issued to shareholders in reinvestment of dividends and distributions	67,315	379,990
Shares redeemed	(752,554)	(4,287,056)

Net increase (decrease) in shares outstanding before conversion	359,692	2,004,845
Shares converted from Class R2 (See Note 1)	(3,959)	(22,765)

Net increase (decrease)	355,733	$1,982,080

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	28,082	$152,883
Shares issued to shareholders in reinvestment of dividends and distributions	3,214	17,704
Shares redeemed	(2,271)	(12,519)

Net increase (decrease) in shares outstanding before conversion	29,025	158,068
Shares converted from Class R3 (See Note 1)	(607)	(3,230)

Net increase (decrease)	28,418	$154,838

Year ended October 31, 2018:
Shares sold	72,058	$405,797
Shares issued to shareholders in reinvestment of dividends and distributions	4,011	22,580
Shares redeemed	(34,326)	(194,435)

Net increase (decrease)	41,743	$233,942

40	MainStay MacKay High Yield Corporate Bond Fund

Class R6	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	192,723,878	$1,067,187,460
Shares issued to shareholders in reinvestment of dividends and distributions	9,573,685	52,707,415
Shares redeemed	(117,303,399)	(648,865,390)

Net increase (decrease) in shares outstanding before conversion	84,994,164	471,029,485
Shares converted into Class R6 (See Note 1)	109,898,841	600,047,709
Shares converted from Class R6 (See Note 1)	(776,201)	(4,261,873)

Net increase (decrease)	194,116,804	$1,066,815,321

Year ended October 31, 2018:
Shares sold	82,006,063	$463,939,520
Shares issued to shareholders in reinvestment of dividends and distributions	10,375,321	58,711,366
Shares redeemed	(223,634,790)	(1,278,636,058)

Net increase (decrease) in shares outstanding before conversion	(131,253,406)	(755,985,172)
Shares converted into Class R6 (See Note 1)	7,245,330	41,236,187
Shares converted from Class R6 (See Note 1)	(1,420,510)	(8,078,815)

Net increase (decrease)	(125,428,586)	$(722,827,800)

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay High Yield Corporate Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds

42	MainStay MacKay High Yield Corporate Bond Fund

and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, Fund investment performance and risk as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and managing other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ MacKay’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s investment performance as well as discussions between the Fund’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided by New York Life Investments and MacKay under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged

Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

44	MainStay MacKay High Yield Corporate Bond Fund

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

46	MainStay MacKay High Yield Corporate Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

47

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1739388 MS065-19	MSHY10-06/19 (NYLIM) NL212

MainStay MacKay Infrastructure Bond Fund (Formerly known as MainStay MacKay Government Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–0.26 4.44%	–0.82 3.85%	0.44 1.37%	1.70 2.17%	1.04 1.04%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–0.44 4.25	–1.03 3.64	0.16 1.09	1.48 1.95	1.44 1.44
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–1.10 3.90	–2.11 2.89	–0.02 0.36	1.20 1.20	2.19 2.19
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	2.90 3.90	1.76 2.76	0.34 0.34	1.18 1.18	2.19 2.19
Class I Shares	No Sales Charge		1/2/2004	4.65	4.20	1.66	2.45	0.79

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays Taxable Municipal Index[4]	7.01%	6.54%	5.14%	7.31%

Bloomberg Barclays U.S. Government Bond Index[5]	4.91	4.76	1.98	2.55
Morningstar Intermediate Government Category Average[6]	4.48	4.31	1.69	2.54

4.

The Bloomberg Barclays Taxable Municipal Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Taxable Municipal Index is a rules-based, market-value-weighted index engineered for the long-term taxable bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

Prior to February 28, 2019, the Bloomberg Barclays U.S. Government Bond Index was the Fund’s primary benchmark. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Infrastructure Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Infrastructure Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,044.40	$4.76	$1,020.13	$4.71	0.94%

Investor Class Shares	$1,000.00	$1,042.50	$6.43	$1,018.50	$6.36	1.27%

Class B Shares	$1,000.00	$1,039.00	$10.21	$1,014.78	$10.09	2.02%

Class C Shares	$1,000.00	$1,039.00	$10.21	$1,014.78	$10.09	2.02%

Class I Shares	$1,000.00	$1,046.50	$3.50	$1,021.37	$3.46	0.69%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 1.75%, due 9/30/22

2.	State of Illinois, Sales Tax, Revenue Bonds, 3.00%, due 6/15/25

3.	California Educational Facilities Authority, Chapman University, Revenue Bonds, 3.661%, due 4/1/33

4.	County of Miami-Dade FL Aviation, Revenue Bonds, 4.28%, due 10/1/41

5.	City of Chicago IL, Unlimited General Obligation, 7.781%, due 1/1/35
6.	Village of Rosemont IL, Corporate Purpose Bond, Unlimited General Obligation, 5.00%, due 12/1/46

7.	Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds, 4.496%, due 7/1/33

8.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 3.95%, due 8/1/32

9.	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds, 4.409%, due 10/1/34

10.	YMCA of Greater New York, 5.021%, due 8/1/38

8	MainStay MacKay Infrastructure Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Steven H. Rich, PhD, Stephen R. Cianci, CFA, and Neil Moriarty, III, (“Government Fund Team”), and John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, Robert Burke and John Lawlor (“Infrastructure Bond Fund Team”) of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Infrastructure Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay Infrastructure Bond Fund returned 4.65%, underperforming the 7.01% return of the Fund’s primary benchmark, the Bloomberg Barclays Taxable Municipal Index, and the 4.91% return of the Bloomberg Barclays U.S. Government Bond Index, which is the Fund’s former primary benchmark. Over the same period, Class I shares outperformed the 4.48% return of the Morningstar Intermediate Government Category Average.1

Were there any changes to the Fund during the reporting period?

Effective February 28, 2019, several changes to the Fund were made. The Fund was renamed MainStay MacKay Infrastructure Bond Fund and the Fund’s principal investment strategies, primary benchmark and total Fund operating expenses were modified. Also effective that date, John Loffredo, Robert DiMella, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, Robert Burke and John Lawlor were added as portfolio managers of the Fund. Dan Roberts, Steven Rich, Stephen Cianci and Neil Moriarty were removed as portfolio managers of the Fund that same day. For more information about these changes, refer to the supplement dated December 14, 2018. Effective December 31, 2018, Louis Cohen no longer served as a portfolio manager of the Fund. For more information about that change refer to the supplement dated October 18, 2018.

What factors affected the Fund’s relative performance during the reporting period?

Government Fund Team

The Government Fund Team managed the Fund from November 1, 2018, through February 27, 2019. During this portion of the reporting period, the Fund’s shorter duration2 detracted from performance relative to the Bloomberg Barclays U.S. Government Bond Index, which was the Fund’s primary benchmark at that time.

During the final months of 2018, investors speculated that tighter monetary policy might push the economy into a recession. In response, Treasury bond yields fell sharply across much of the yield curve.3 The Federal Reserve (Fed) validated this view in early 2019 when it concluded the Fed funds benchmark rate had risen to a level consistent with its policy objectives. More modest declines on the long end of the yield curve reflected restrained inflation, trade policy in flux and aggregate demand failing to pressure resource capacity.

The positive momentum of the stock market in early 2019 reflected cautious optimism regarding the durability of the current business cycle. Swayed by similar effects, corporate bond spreads4 tightened during the reporting period, as did spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities). The wider spreads of agency residential mortgage-backed securities were an outlier during this portion of the reporting period, as the sector was roiled by volatile interest rates.

Infrastructure Bond Fund Team

The Infrastructure Bond Fund Team managed the Fund from February 28, 2019, through April 30, 2019. During this portion of the reporting period, we focused on transitioning the Fund to its new strategy which is focused on actively managed investments in infrastructure-related debt securities.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

Government Fund Team

From November 1, 2018, through February 27, 2019, derivatives were not held in the Fund.

Infrastructure Bond Fund Team

The Fund added a slight allocation to Treasury futures from February 28, 2019, through April 30, 2019. The futures had minimal impact on the Fund’s relative performance.

What was the Fund’s duration strategy during the reporting period?

Government Fund Team

During the portion of the reporting period in which the Government Fund Team managed the Fund, the Fund maintained a shorter duration than the Bloomberg Barclays U.S. Government Bond Index to buffer against higher Treasury yields. The Fund’s duration was lowered by swapping mortgage-backed securities into Treasury notes of shorter duration.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

Infrastructure Bond Fund Team

The Fund continued to maintain a shorter-duration bias during the transition. As of the end of the reporting period, the Fund’s modified duration to worst5 was 7.89 years compared with 8.35 years for the Bloomberg Barclays Taxable Municipal Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Government Fund Team

During the portion of the reporting period in which the Government Fund Team managed the Fund, relative to the Bloomberg Barclays U.S. Government Bond Index, the Fund’s Treasury positions contributed positively to returns. (Contributions take weightings and total returns into account.) The Fund’s shorter-duration, mortgage-related positions detracted from relative performance.

Infrastructure Bond Fund Team

During the portion of the reporting period in which the Infrastructure Bond Fund Team managed the Fund, relative to the Bloomberg Barclays Taxable Municipal Index, the Fund’s out-of-index holdings detracted from performance. The shorter-duration, mortgage-backed securities that remained in the Fund underperformed the long-term taxable bond market.

What were some of the Fund’s largest purchases and sales during the reporting period?

Government Fund Team

As short- and intermediate-duration Treasury yields rose at the beginning of the reporting period, the Fund rotated assets from mortgage-backed securities to Treasury bonds.

Infrastructure Bond Fund Team

During the portion of the reporting period in which the Infrastructure Bond Fund Team managed the Fund, the management team began selling the Fund’s mortgage-backed securities and Treasury bonds and began buying infrastructure-related debt securities, transitioning toward its target of holding at least 60% of assets in taxable municipal debt securities and up to 20% of assets in tax-exempt municipal debt securities.

How did the Fund’s sector weightings change during the reporting period?

Government Fund Team

During the portion of the reporting period in which the Government Fund Team managed the Fund, the Fund increased its exposure to Treasury notes by decreasing its allocation to mortgage-backed securities. Weightings in the other bond sectors remained stable. However, the Fund’s cash position increased in preparation for the Fund’s transition.

Infrastructure Bond Fund Team

During the portion of the reporting period in which the Infrastructure Bond Fund Team managed the Fund, the Fund transitioned to its new strategy emphasizing actively managed, infrastructure-related debt securities. Most notably, the Fund decreased its out-of-benchmark positions in areas such as Treasury bonds and mortgage-backed securities.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund’s largest overweight positions relative to the Bloomberg Barclays Taxable Municipal Index were in mortgage-backed securities and Treasury bonds, which are not included in the Index. As of the same date, the Fund held underweight exposure to the state general obligations and water/sewer sectors.

5.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Infrastructure Bond Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 98.6%† Asset-Backed Securities 0.8%
Utilities 0.8%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$857,825	$887,769

Total Asset-Backed Securities (Cost $867,503)		887,769

Corporate Bonds 7.4%
Consumer Services 2.3%
YMCA of Greater New York 5.021%, due 8/1/38	2,440,000	2,597,080

Electric 0.9%
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,100,000	1,061,723

Health Care—Services 4.2%
Adventist Health System 3.378%, due 3/1/23	1,600,000	1,608,392
Toledo Hospital
5.325%, due 11/15/28	2,000,000	2,117,847
5.75%, due 11/15/38	1,000,000	1,101,134

		4,827,373

Total Corporate Bonds (Cost $8,456,430)		8,486,176

Municipal Bonds 78.4%
Arkansas 1.5%
City of Rogers, Sales & Use Tax, Revenue Bonds Series A 3.828%, due 11/1/25	1,675,000	1,762,150

California 6.6%
California Educational Facilities Authority, Chapman University, Revenue Bonds Series A 3.661%, due 4/1/33	3,300,000	3,271,554
Inglewood Joint Powers Authority, Revenue Bonds Insured: BAM 3.469%, due 8/1/29	1,000,000	1,006,690
State of California, Build America Bonds, Unlimited General Obligation 7.30%, due 10/1/39	1,250,000	1,819,150

	Principal Amount	Value
California (continued)
University of California, Revenue Bonds Series BD 3.349%, due 7/1/29	$1,500,000	$1,527,330

		7,624,724

Connecticut 4.1%
Connecticut Airport Authority, Ground Transportation Center Project, Revenue Bonds
Series B 3.024%, due 7/1/25	2,045,000	2,034,796
Series B 4.282%, due 7/1/45	1,500,000	1,505,655
State of Connecticut, Unlimited General Obligation Series A 5.85%, due 3/15/32	1,000,000	1,196,890

		4,737,341

Delaware 0.4%
Delaware Municipal Electric Corp., Middletown & Seaford Projects, Revenue Bonds Series B, Insured: BAM 4.35%, due 10/1/34	500,000	501,245

Florida 5.1%
City of Gainesville, Utilities System, Revenue Bonds Series B 3.875%, due 10/1/47	1,500,000	1,535,730
City of Miami FL, Street & Sidewalk Improvement Program, Revenue Bonds Series B, Insured: AGM 4.592%, due 1/1/33 (a)	1,115,000	1,180,116
County of Miami-Dade FL Aviation, Revenue Bonds Series C 4.28%, due 10/1/41	3,000,000	3,087,990

		5,803,836

Georgia 3.0%
Main Street Natural Gas, Inc., Revenue Bonds Series A 5.00%, due 5/15/49	2,000,000	2,506,260
Municipal Electric Authority of Georgia, Build America Bonds, Plant Vogtle Project, Revenue Bonds Insured: AGM 6.655%, due 4/1/57	750,000	938,888

		3,445,148

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois 23.2%
Chicago Transit Authority, Sales & Transfer Tax Receipts, Revenue Bonds Series A 6.899%, due 12/1/40	$1,000,000	$1,309,360
City of Chicago IL, Unlimited General Obligation
Series A 5.50%, due 1/1/49	1,000,000	1,104,840
Series B, Insured: BAM 6.314%, due 1/1/44	1,000,000	1,176,430
Series C1, Insured: BAM 7.781%, due 1/1/35	2,195,000	2,874,748
Cook County High School District No. 201, Qualified School Construction Bonds, Limited General Obligation Insured: BAM 4.845%, due 12/1/41	950,000	1,006,268
County of Cook IL, Build America Bonds, Unlimited General Obligation
Series D 6.229%, due 11/15/34	1,611,000	1,996,851
Series B, Insured: AGM 6.229%, due 11/15/34	1,725,000	2,151,092
Series B 6.36%, due 11/15/33	1,500,000	1,874,070
Lake County Community Unit School District No. 187, Unlimited General Obligation
Series A, Insured: BAM 4.25%, due 1/1/25	750,000	773,775
Series A, Insured: BAM 4.25%, due 1/1/26	500,000	513,355
Series A, Insured: BAM 4.25%, due 1/1/29	750,000	766,657
Series A, Insured: BAM 4.25%, due 1/1/30	750,000	764,993
Sales Tax Securitization Corp., Revenue Bonds Series A 4.637%, due 1/1/40	2,000,000	2,099,420
State of Illinois, Build America Bonds, Unlimited General Obligation Series 3, Insured: AGM 6.725%, due 4/1/35	1,510,000	1,794,665
State of Illinois, Sales Tax, Revenue Bonds 3.00%, due 6/15/25	3,750,000	3,641,212
Village of Rosemont IL, Corporate Purpose Bond, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 12/1/46	2,610,000	2,696,835

		26,544,571

	Principal Amount	Value
Kentucky 4.0%
Kenton County Airport Board, Senior Customer Facility Charge, Revenue Bonds 4.489%, due 1/1/39	$2,500,000	$2,592,300
Kentucky Economic Development Finance Authority, Louisville Arena Project, Revenue Bonds Series B, Insured: AGM 4.435%, due 12/1/38	2,000,000	2,044,840

		4,637,140

Massachusetts 4.2%
City of Worcester, Ballpark Project, Limited General Obligation 4.75%, due 11/15/48	1,975,000	2,080,821
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds Series B, Insured: AGM 4.496%, due 7/1/33	2,545,000	2,683,346

		4,764,167

Michigan 1.5%
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds Series D 5.02%, due 11/1/43	1,500,000	1,680,585

New Jersey 1.3%
New Jersey Educational Facilities Authority, Kean University, Revenue Bonds Series C 3.236%, due 9/1/25	1,445,000	1,448,511

New York 10.7%
Brooklyn Arena Local Development Corp., Barclays Center Project, Revenue Bonds Series B, Insured: AGM 4.391%, due 7/15/41	1,500,000	1,521,345
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Subseries B-3 3.95%, due 8/1/32	2,570,000	2,660,078
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds Series B, Insured: AGM 4.946%, due 8/1/48	1,500,000	1,567,140
New York State Dormitory Authority, New York University, Revenue Bonds Series B-2 4.014%, due 7/1/49	1,195,000	1,235,570

12	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Energy Research & Development Authority, Green, Revenue Bonds
Series A 3.62%, due 4/1/25	$750,000	$750,120
Series A 3.77%, due 4/1/26	1,045,000	1,045,115
Series A 3.927%, due 4/1/27	995,000	995,070
Triborough Bridge & Tunnel Authority, Build America Bonds, Revenue Bonds Series B 5.42%, due 11/15/36	2,000,000	2,446,600

		12,221,038

Ohio 2.1%
American Municipal Power, Inc., Build America Bonds, Revenue Bonds Series E 6.27%, due 2/15/50	1,920,000	2,464,685

Oregon 0.9%
Port of Portland Airport, Portland International Airport, Revenue Bonds 4.067%, due 7/1/39	1,000,000	1,006,080

Pennsylvania 2.1%
City of Erie, Unlimited General Obligation Series A, Insured: AGM 4.04%, due 11/15/36	500,000	509,050
Pennsylvania Economic Development Financing Authority, Build America Bonds, Revenue Bonds Series B 6.532%, due 6/15/39	1,495,000	1,896,138

		2,405,188

Rhode Island 0.9%
Rhode Island Commerce Corp., Historic Structures Tax Credit Financing Program, Revenue Bonds Series A 3.297%, due 5/1/28	1,000,000	1,007,740

South Carolina 1.7%
South Carolina Public Service Authority, Revenue Bonds Series D 2.388%, due 12/1/23	2,000,000	1,947,660

	Principal Amount	Value
Tennessee 2.3%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds Series B 4.409%, due 10/1/34	$2,600,000	$2,610,712

Texas 2.8%
Gainesville Hospital District, Limited General Obligation Series A 4.753%, due 8/15/23	1,020,000	1,052,355
Port of Corpus Christi Authority of Nueces County, Revenue Bonds Series B 4.875%, due 12/1/38	2,000,000	2,164,260

		3,216,615

Total Municipal Bonds (Cost $88,482,223)		89,829,136

U.S. Government & Federal Agencies 12.0%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡ (b)
Series 360, Class 2, IO 5.00%, due 8/25/35	117,096	23,254
Series 361, Class 2, IO 6.00%, due 10/25/35	24,033	5,856

		29,110

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.4%
4.00%, due 10/1/48	343,932	358,090
6.50%, due 4/1/37	49,221	55,820

		413,910

Federal National Mortgage Association (Mortgage Pass-Through Securities) 6.1%
4.00%, due 8/1/38	1,014,674	1,054,783
4.00%, due 8/1/48	1,227,610	1,262,750
4.00%, due 9/1/48	1,030,260	1,059,487
5.50%, due 7/1/41	2,002,776	2,203,982
6.00%, due 4/1/37	15,505	16,400
6.00%, due 7/1/39	1,121,400	1,254,693
6.50%, due 10/1/39	130,851	151,549

		7,003,644

Government National Mortgage Association (Mortgage Pass-Through Securities) 1.3%
4.00%, due 6/20/47	831,284	848,794
6.00%, due 8/15/32	205,765	228,203
6.00%, due 12/15/32	86,577	94,001
6.50%, due 8/15/28	77,753	84,733

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 4/15/31	$199,914	$226,082

		1,481,813

United States Treasury Notes 4.2%
1.75%, due 9/30/22	4,880,000	4,799,747

Total U.S. Government & Federal Agencies (Cost $13,379,332)		13,728,224

Total Long-Term Bonds (Cost $111,185,488)		112,931,305

Short-Term Investment 1.7%
U.S. Government & Federal Agencies 1.7%
Federal Home Loan Bank Discount Notes (zero coupon), due 5/1/19	2,000,000	2,000,000

Total Short-Term Investment (Cost $1,999,872)		2,000,000

Total Investments (Cost $113,185,360)	100.3%	114,931,305
Other Assets, Less Liabilities	(0.3)	(319,194)
Net Assets	100.0%	$114,612,111
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

As of April 30, 2019, the Fund held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
United States Treasury Long Bond	(30)	June 2019	$(4,424,930)	$(4,424,063)	$867

1.	As of April 30, 2019, cash in the amount of $76,500 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2019.

The following abbreviations are used in the preceding pages:

AGM—Assured Guaranty Municipal Corp.

BAM—Build America Mutual Assurance Co.

IO—Interest Only

14	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$887,769	$—	$887,769
Corporate Bonds	—	8,486,176	—	8,486,176
Municipal Bonds	—	89,829,136	—	89,829,136
U.S. Government & Federal Agencies	—	13,728,224	—	13,728,224

Total Long-Term Bonds	—	112,931,305	—	112,931,305

Short-Term Investment
U.S. Government & Federal Agencies	—	2,000,000	—	2,000,000

Total Investments in Securities	—	114,931,305	—	114,931,305

Other Financial Instruments
Futures Contracts (b)	867	—	—	867

Total Investments in Securities and Other Financial Instruments	$867	$114,931,305	$—	$114,932,172

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown in the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2019 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$816,243	$235	$(72,720)	$32,697	$—	$(776,455)	$—	$—	$—	$—

Total	$816,243	$235	$(72,720)	$32,697	$—	$(776,455)	$—	$—	$—	$—

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in securities, at value (identified cost $113,185,360)	$114,931,305
Cash	344,603
Cash collateral on deposit at broker for futures contracts	76,500
Receivables:
Interest	1,145,780
Investment securities sold	1,002,560
Fund shares sold	368,807
Other assets	51,967

Total assets	117,921,522

Liabilities
Payables:
Investment securities purchased	3,000,000
Fund shares redeemed	115,551
Transfer agent (See Note 3)	42,628
Professional fees	32,808
NYLIFE Distributors (See Note 3)	31,298
Shareholder communication	26,229
Manager (See Note 3)	25,137
Variation margin on futures contracts	15,000
Custodian	5,163
Trustees	228
Accrued expenses	75
Dividend payable	15,294

Total liabilities	3,309,411

Net assets	$114,612,111

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$139,793
Additional paid-in capital	114,256,684

114,396,477
Total distributable earnings (loss)	215,634

Net assets	$114,612,111

Class A
Net assets applicable to outstanding shares	$67,833,721

Shares of beneficial interest outstanding	8,287,818

Net asset value per share outstanding	$8.18
Maximum sales charge (4.50% of offering price)	0.39

Maximum offering price per share outstanding	$8.57

Investor Class
Net assets applicable to outstanding shares	$20,970,849

Shares of beneficial interest outstanding	2,551,040

Net asset value per share outstanding	$8.22
Maximum sales charge (4.50% of offering price)	0.39

Maximum offering price per share outstanding	$8.61

Class B
Net assets applicable to outstanding shares	$2,767,775

Shares of beneficial interest outstanding	338,117

Net asset value and offering price per share outstanding	$8.19

Class C
Net assets applicable to outstanding shares	$13,219,746

Shares of beneficial interest outstanding	1,615,723

Net asset value and offering price per share outstanding	$8.18

Class I
Net assets applicable to outstanding shares	$9,820,020

Shares of beneficial interest outstanding	1,186,629

Net asset value and offering price per share outstanding	$8.28

16	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$1,824,293
Dividends—affiliated	32,819

Total income	1,857,112

Expenses
Manager (See Note 3)	274,131
Distribution/Service—Class A (See Note 3)	84,224
Distribution/Service—Investor Class (See Note 3)	25,784
Distribution/Service—Class B (See Note 3)	14,747
Distribution/Service—Class C (See Note 3)	62,348
Transfer agent (See Note 3)	122,976
Registration	42,554
Professional fees	34,294
Shareholder communication	15,873
Custodian	14,137
Trustees	1,378
Miscellaneous	5,570

Total expenses before waiver/reimbursement	698,016
Expense waiver/reimbursement from Manager (See Note 3)	(70,866)

Net expenses	627,150

Net investment income (loss)	1,229,962

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on unaffiliated investments	1,171,583

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,261,471
Futures contracts	867

Net change in unrealized appreciation (depreciation) on investments and futures contracts	2,262,338

Net realized and unrealized gain (loss) on investments and futures transactions	3,433,921

Net increase (decrease) in net assets resulting from operations	$4,663,883

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,229,962	$2,472,097
Net realized gain (loss) on investments and futures contracts	1,171,583	(1,466,663)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	2,262,338	(4,072,054)

Net increase (decrease) in net assets resulting from operations	4,663,883	(3,066,620)

Distributions to shareholders:
Class A	(840,360)	(1,745,008)
Investor Class	(224,121)	(451,882)
Class B	(21,286)	(49,618)
Class C	(93,271)	(101,506)
Class I	(80,430)	(152,092)

Total distributions to shareholders	(1,259,468)	(2,500,106)

Capital share transactions:
Net proceeds from sale of shares	19,636,664	5,392,265
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,180,455	2,316,879
Cost of shares redeemed	(14,729,314)	(25,167,407)

Increase (decrease) in net assets derived from capital share transactions	6,087,805	(17,458,263)

Net increase (decrease) in net assets	9,492,220	(23,024,989)

Net Assets
Beginning of period	105,119,891	128,144,880

End of period	$114,612,111	$105,119,891

18	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$7.93	$8.33	$8.56	$8.51		$8.63	$8.57

Net investment income (loss) (a)	0.10	0.19	0.17	0.17		0.20	0.21

Net realized and unrealized gain (loss) on investments	0.25	(0.40)	(0.22)	0.05		(0.10)	0.08

Total from investment operations	0.35	(0.21)	(0.05)	0.22		0.10	0.29

Less dividends and distributions:

From net investment income	(0.10)	(0.19)	(0.18)	(0.17)		(0.20)	(0.21)

From net realized gain on investments	—	—	—	—		(0.02)	(0.02)

Total dividends and distributions	(0.10)	(0.19)	(0.18)	(0.17)		(0.22)	(0.23)

Net asset value at end of period	$8.18	$7.93	$8.33	$8.56		$8.51	$8.63

Total investment return (b)	4.44%	(2.54%)	(0.60%)	2.60%		1.17%	3.46%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.44%††	2.31%	2.07%	1.99	%(c)	2.38%	2.47%

Net expenses (d)	0.94%††	1.00%	1.00%	0.98	%(e)	1.00%	0.98%

Expenses (before waiver/reimbursement) (d)	1.06%††	1.04%	1.00%	0.99%		1.00%	0.98%

Portfolio turnover rate (f)	119%	58%	20%	41%		13%	14%

Net assets at end of period (in 000’s)	$67,834	$68,269	$82,828	$93,242		$90,119	$100,212

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.99%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$7.97	$8.36	$8.59	$8.54		$8.66	$8.60

Net investment income (loss) (a)	0.09	0.16	0.15	0.15		0.18	0.19

Net realized and unrealized gain (loss) on investments	0.25	(0.39)	(0.23)	0.05		(0.10)	0.08

Total from investment operations	0.34	(0.23)	(0.08)	0.20		0.08	0.27

Less dividends and distributions:

From net investment income	(0.09)	(0.16)	(0.15)	(0.15)		(0.18)	(0.19)

From net realized gain on investments	—	—	—	—		(0.02)	(0.02)

Total dividends and distributions	(0.09)	(0.16)	(0.15)	(0.15)		(0.20)	(0.21)

Net asset value at end of period	$8.22	$7.97	$8.36	$8.59		$8.54	$8.66

Total investment return (b)	4.25%	(2.72%)	(0.91%)	2.34%		0.88%	3.15%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.12%††	1.98%	1.77%	1.74	%(c)	2.11%	2.19%

Net expenses (d)	1.27%††	1.33%	1.30%	1.23	%(e)	1.28%	1.26%

Expenses (before waiver/reimbursement) (d)	1.41%††	1.44%	1.30%	1.24%		1.28%	1.26%

Portfolio turnover rate (f)	119%	58%	20%	41%		13%	14%

Net assets at end of period (in 000’s)	$20,971	$21,012	$24,187	$40,094		$42,444	$45,947

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.73%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.24%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class B	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$7.94	$8.33	$8.56	$8.51		$8.63	$8.57

Net investment income (loss) (a)	0.06	0.10	0.08	0.08		0.12	0.12

Net realized and unrealized gain (loss) on investments	0.25	(0.39)	(0.22)	0.05		(0.10)	0.08

Total from investment operations	0.31	(0.29)	(0.14)	0.13		0.02	0.20

Less dividends and distributions:

From net investment income	(0.06)	(0.10)	(0.09)	(0.08)		(0.12)	(0.12)

From net realized gain on investments	—	—	—	—		(0.02)	(0.02)

Total dividends and distributions	(0.06)	(0.10)	(0.09)	(0.08)		(0.14)	(0.14)

Net asset value at end of period	$8.19	$7.94	$8.33	$8.56		$8.51	$8.63

Total investment return (b)	3.90%	(3.46%)	(1.66%)	1.59%		0.14%	2.38%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.36%††	1.23%	1.01%	0.99	%(c)	1.35%	1.44%

Net expenses (d)	2.02%††	2.08%	2.05%	1.98	%(e)	2.03%	2.01%

Expenses (before waiver/reimbursement) (d)	2.16%††	2.19%	2.05%	1.99%		2.03%	2.01%

Portfolio turnover rate (f)	119%	58%	20%	41%		13%	14%

Net assets at end of period (in 000’s)	$2,768	$3,224	$4,730	$7,154		$8,363	$10,550

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$7.93	$8.32	$8.55	$8.50		$8.62	$8.56

Net investment income (loss) (a)	0.06	0.10	0.08	0.08		0.12	0.12

Net realized and unrealized gain (loss) on investments	0.25	(0.39)	(0.22)	0.05		(0.10)	0.08

Total from investment operations	0.31	(0.29)	(0.14)	0.13		0.02	0.20

Less dividends and distributions:

From net investment income	(0.06)	(0.10)	(0.09)	(0.08)		(0.12)	(0.12)

From net realized gain on investments	—	—	—	—		(0.02)	(0.02)

Total dividends and distributions	(0.06)	(0.10)	(0.09)	(0.08)		(0.14)	(0.14)

Net asset value at end of period	$8.18	$7.93	$8.32	$8.55		$8.50	$8.62

Total investment return (b)	3.90%	(3.46%)	(1.66%)	1.59%		0.14%	2.39%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.38%††	1.23%	1.00%	0.99	%(c)	1.34%	1.44%

Net expenses (d)	2.02%††	2.08%	2.05%	1.98	%(e)	2.03%	2.01%

Expenses (before waiver/reimbursement) (d)	2.16%††	2.19%	2.05%	1.99%		2.03%	2.01%

Portfolio turnover rate (f)	119%	58%	20%	41%		13%	14%

Net assets at end of period (in 000’s)	$13,220	$7,612	$9,472	$19,338		$17,073	$11,226

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

20	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$8.02	$8.42	$8.64	$8.59		$8.71	$8.65

Net investment income (loss) (a)	0.11	0.21	0.20	0.19		0.22	0.23

Net realized and unrealized gain (loss) on investments	0.26	(0.40)	(0.22)	0.05		(0.09)	0.09

Total from investment operations	0.37	(0.19)	(0.02)	0.24		0.13	0.32

Less dividends and distributions:

From net investment income	(0.11)	(0.21)	(0.20)	(0.19)		(0.23)	(0.24)

From net realized gain on investments	—	—	—	—		(0.02)	(0.02)

Total dividends and distributions	(0.11)	(0.21)	(0.20)	(0.19)		(0.25)	(0.26)

Net asset value at end of period	$8.28	$8.02	$8.42	$8.64		$8.59	$8.71

Total investment return (b)	4.65%	(2.26%)	(0.23%)	2.83%		1.41%	3.69%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.70%††	2.56%	2.33%	2.16	%(c)	2.57%	2.70%

Net expenses (d)	0.69%††	0.75%	0.75%	0.73	%(e)	0.75%	0.73%

Expenses (before waiver/reimbursement) (d)	0.81%††	0.79%	0.75%	0.74%		0.75%	0.73%

Portfolio turnover rate (f)	119%	58%	20%	41%		13%	14%

Net assets at end of period (in 000’s)	$9,820	$5,003	$6,926	$14,061		$4,492	$10,020

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.15%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.74%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Infrastructure Bond Fund (formerly known as MainStay MacKay Government Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices

22	MainStay MacKay Infrastructure Bond Fund

on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of

23

Notes to Financial Statements (Unaudited) (continued)

convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2019, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and

24	MainStay MacKay Infrastructure Bond Fund

amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures

25

Notes to Financial Statements (Unaudited) (continued)

contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund did not have any portfolio securities on loan.

(K)  Government, Infrastructure Investment and Municipal Bond Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.

Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.

Municipalities continue to experience political, economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value, and/or the distributions paid by the Fund.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

26	MainStay MacKay Infrastructure Bond Fund

Fair value of derivative instruments as of April 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$867	$867

Total Fair Value		$867	$867

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$867	$867

Total Change in Unrealized Appreciation (Depreciation)		$867	$867

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short (a)	$(4,424,063)	$(4,424,063)

(a)	Positions were open less than one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance

Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the six-month period ended April 30, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

Effective February 28, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.85% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2019, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares did not exceed 1.00% of its average daily net assets. New York Life Investments would apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments had also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 did not exceed those of Class I.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $274,131 and waived fees/reimbursed expenses in the amount of $70,866.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments.

27

Notes to Financial Statements (Unaudited) (continued)

These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,222 and $1,107, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $46, $56, $1,926 and $179, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$38,197
Investor Class	46,756
Class B	6,704
Class C	27,816
Class I	3,503

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$1,801	$62,888	$(64,689)	$—	$—	$—	$33	$—	—

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$113,185,360	$1,849,580	$(103,635)	$1,745,945

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $2,664,406 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$845	$1,819

28	MainStay MacKay Infrastructure Bond Fund

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$2,500,106

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of U.S. government securities were $34,918 and $118,204, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $100,769 and $7,869, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	220,596	$1,782,064
Shares issued to shareholders in reinvestment of dividends and distributions	95,973	776,557
Shares redeemed	(695,641)	(5,606,148)

Net increase (decrease) in shares outstanding before conversion	(379,072)	(3,047,527)
Shares converted into Class A (See Note 1)	87,599	706,310
Shares converted from Class A (See Note 1)	(24,463)	(200,107)

Net increase (decrease)	(315,936)	$(2,541,324)

Year ended October 31, 2018:
Shares sold	207,443	$1,680,510
Shares issued to shareholders in reinvestment of dividends and distributions	198,448	1,609,156
Shares redeemed	(1,828,879)	(14,888,704)

Net increase (decrease) in shares outstanding before conversion	(1,422,988)	(11,599,038)
Shares converted into Class A (See Note 1)	138,473	1,123,106
Shares converted from Class A (See Note 1)	(58,839)	(475,124)

Net increase (decrease)	(1,343,354)	$(10,951,056)

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	31,129	$252,618
Shares issued to shareholders in reinvestment of dividends and distributions	26,629	216,483
Shares redeemed	(161,224)	(1,304,129)

Net increase (decrease) in shares outstanding before conversion	(103,466)	(835,028)
Shares converted into Investor Class (See Note 1)	70,292	572,746
Shares converted from Investor Class (See Note 1)	(52,357)	(423,700)

Net increase (decrease)	(85,531)	$(685,982)

Year ended October 31, 2018:
Shares sold	82,740	$675,433
Shares issued to shareholders in reinvestment of dividends and distributions	53,673	437,016
Shares redeemed	(377,584)	(3,081,823)

Net increase (decrease) in shares outstanding before conversion	(241,171)	(1,969,374)
Shares converted into Investor Class (See Note 1)	96,421	783,567
Shares converted from Investor Class (See Note 1)	(111,225)	(906,001)

Net increase (decrease)	(255,975)	$(2,091,808)

29

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	6,605	$53,414
Shares issued to shareholders in reinvestment of dividends and distributions	2,415	19,549
Shares redeemed	(47,748)	(384,151)

Net increase (decrease) in shares outstanding before conversion	(38,728)	(311,188)
Shares converted from Class B (See Note 1)	(29,398)	(236,687)

Net increase (decrease)	(68,126)	$(547,875)

Year ended October 31, 2018:
Shares sold	13,090	$106,303
Shares issued to shareholders in reinvestment of dividends and distributions	5,700	46,265
Shares redeemed	(115,760)	(941,872)

Net increase (decrease) in shares outstanding before conversion	(96,970)	(789,304)
Shares converted from Class B (See Note 1)	(64,751)	(525,548)

Net increase (decrease)	(161,721)	$(1,314,852)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,053,119	$8,438,101
Shares issued to shareholders in reinvestment of dividends and distributions	10,865	88,011
Shares redeemed	(355,975)	(2,871,136)

Net increase (decrease) in shares outstanding before conversion	708,009	5,654,976
Shares converted from Class C (See Note 1)	(51,770)	(418,562)

Net increase (decrease)	656,239	$5,236,414

Year ended October 31, 2018:
Shares sold	216,696	$1,741,803
Shares issued to shareholders in reinvestment of dividends and distributions	10,834	87,818
Shares redeemed	(405,938)	(3,300,912)

Net increase (decrease)	(178,408)	$(1,471,291)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,113,097	$9,110,467
Shares issued to shareholders in reinvestment of dividends and distributions	9,741	79,855
Shares redeemed	(559,838)	(4,563,750)

Net increase (decrease)	563,000	$4,626,572

Year ended October 31, 2018:
Shares sold	143,403	$1,188,216
Shares issued to shareholders in reinvestment of dividends and distributions	16,667	136,624
Shares redeemed	(359,405)	(2,954,096)

Net increase (decrease)	(199,335)	$(1,629,256)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay MacKay Infrastructure Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Government Fund (now known as the MainStay MacKay Infrastructure Bond Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. The Board also took into account New York Life Investments’ proposal to reposition the Fund, effective on or about February 28, 2019. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Life Investments and MacKay resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, Fund investment performance and risk as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and managing other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also

32	MainStay MacKay Infrastructure Bond Fund

considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds over various periods. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided by New York Life Investments and MacKay under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and

MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight

34	MainStay MacKay Infrastructure Bond Fund

showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

36	MainStay MacKay Infrastructure Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737431 MS065-19	MSG10-06/19 (NYLIM) NL211

MainStay MacKay International Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months or Since Inception	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	2.26 8.21%	–7.64 –2.27%	2.80 3.97%	6.21 6.81%	1.32 1.32%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	2.07 8.01	–7.98 –2.63	2.44 3.60	5.86 6.46	1.70 1.70
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9/13/1994	2.61 7.61	–8.12 –3.34	2.48 2.84	5.66 5.66	2.44 2.44
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	6.61 7.61	–4.30 –3.34	2.82 2.82	5.66 5.66	2.44 2.44
Class I Shares	No Sales Charge		1/2/2004	8.36	–2.02	4.22	7.07	1.07
Class R1 Shares	No Sales Charge		1/2/2004	8.28	–2.15	4.12	6.97	1.17
Class R2 Shares	No Sales Charge		1/2/2004	8.13	–2.38	3.87	6.71	1.42
Class R3 Shares	No Sales Charge		4/28/2006	8.00	–2.63	3.60	6.43	1.67
Class R6 Shares	No Sales Charge		2/28/2019	3.53	N/A	N/A	N/A	1.00

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI ACWI® Ex U.S. Index[4]	9.12%	–3.23%	2.83%	7.75%
MSCI EAFE® Index[5]	7.45	–3.22	2.60	7.95
Morningstar Foreign Large Growth Category Average[6]	11.28	–0.11	4.44	9.22

4.

The Fund has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index as its primary broad-based securities market index for comparison purposes. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,082.10	$6.25	$1,018.79	$6.06	1.21%

Investor Class Shares	$1,000.00	$1,080.10	$8.36	$1,016.76	$8.10	1.62%

Class B Shares	$1,000.00	$1,076.10	$12.20	$1,013.04	$11.83	2.37%

Class C Shares	$1,000.00	$1,076.10	$12.20	$1,013.04	$11.83	2.37%

Class I Shares	$1,000.00	$1,083.60	$4.86	$1,020.13	$4.71	0.94%

Class R1 Shares	$1,000.00	$1,082.80	$5.84	$1,019.19	$5.66	1.13%

Class R2 Shares	$1,000.00	$1,081.30	$6.81	$1,018.25	$6.61	1.32%

Class R3 Shares	$1,000.00	$1,080.00	$8.10	$1,017.01	$7.85	1.57%

Class R6 Shares[3,4]	$1,000.00	$1,035.30	$1.41	$1,006.97	$1.39	0.83%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period) and 61 days for Class R6 share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was February 28, 2019 .
4.

Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2019. Had these shares been offered for the full six-month period ended April 30, 2019, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.16 for Class R6 shares and the ending account value would have been $1,020.68 for Class R6 shares.

7

Country Composition as of April 30, 2019 (Unaudited)

United Kingdom	19.8%

Japan	14.1

Germany	8.3

Netherlands	7.8

Ireland	6.5

Spain	5.2

Switzerland	5.2

Canada	4.9

India	3.8

Sweden	3.4

France	3.1%

China	3.0

Italy	3.0

United States	2.9

Denmark	2.3

Taiwan	1.6

Mexico	1.4

Other Assets, Less Liabilities	3.7

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	ICON PLC

2.	Hexagon AB, Class B

3.	Koninklijke Philips N.V.

4.	Prudential PLC

5.	TE Connectivity, Ltd.
6.	Teleperformance S.E.

7.	Tencent Holdings, Ltd.

8.	Johnson Matthey PLC

9.	Accenture PLC, Class A

10.	Fresenius Medical Care A.G. & Co. KGaA

8	MainStay MacKay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay International Equity Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay International Equity Fund returned 8.36%, underperforming the 9.12% return of the Fund’s primary benchmark, the MSCI ACWI® Ex U.S. Index, while outperforming the 7.45% return of the Fund’s secondary benchmark, the MSCI EAFE® Index. Over the same period, Class I shares underperformed the 11.28% return of the Morningstar Foreign Large Growth Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed its primary benchmark, the MSCI ACWI® Ex U.S. Index, during the reporting period primarily due to stock selection on a sector basis, particularly in the consumer discretionary, consumer staples and information technology areas. Stock selection on a country basis also detracted from relative performance to a lesser degree.

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which were particularly weak?

During the reporting period, the strongest positive contributors to the Fund’s relative performance included the industrials, financials and materials sectors. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to relative performance included the consumer discretionary, consumer staples and health care sectors. On a country basis, the strongest contributors to Fund performance included the U.K., Canada and France, while Japan, Germany and Hong Kong were the weakest contributors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the individual stocks that made the strongest positive contributions to the Fund’s absolute perform-

ance included Chinese Internet value-added service provider Tencent, U.K. interventional, medicine-focused health care company BTG, and Swiss connectivity and sensor solutions manufacturer TE Connectivity. The Fund’s greatest detractors in terms of absolute contributions during the same period included Japanese online apparel shopping site operator ZOZO, U.K. medical technology company LivaNova, and German Internet payment & processing firm Wirecard.

What were some of the Fund’s largest purchases and sales during the reporting period?

Over the reporting period, the Fund made its largest initial purchase in U.K.-domiciled multinational food caterer Compass Group, and made its largest addition to an existing position in French customer relationship management services firm Teleperformance. The Fund made its largest full sale in Wirecard, mentioned above, while significantly reducing the size of its position in Spanish manufacturer of blood plasma derivatives Grifols.

How did the Fund’s sector and/or country weightings change during the reporting period?

During the reporting period, the Fund saw its largest increases in sector exposure relative to the MSCI ACWI® Ex U.S. Index in the materials and industrials sectors. Conversely, the Fund’s largest sector decreases relative to the benchmark occurred in the consumer discretionary and health care sectors. During the same period, the Fund increased its benchmark-relative country exposure most significantly in Japan, the Netherlands and Italy, while notably decreasing country exposure to the U.K., Germany and Spain.

How was the Fund positioned at the end of the reporting period?

Relative to the MSCI ACWI® Ex U.S. Index, the Fund ended the reporting period holding its most overweight sector exposure to health care and technology, and its most underweight sector exposure to energy and financials.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 95.8%†
Canada 4.9%
Bank of Nova Scotia (Banks)	161,951	$8,918,971
Constellation Software, Inc. (Software)	7,919	6,987,245

		15,906,216

China 3.0%
Tencent Holdings, Ltd. (Interactive Media & Services)	199,284	9,856,490

Denmark 2.3%
Novo Nordisk A/S, Class B (Pharmaceuticals)	151,515	7,409,241

France 3.1%
Teleperformance S.E. (Professional Services)	51,829	9,957,915

Germany 8.3%
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	115,055	9,673,270
Scout24 A.G. (Interactive Media & Services) (a)	168,285	8,663,559
United Internet A.G., Registered (Diversified Telecommunication Services)	215,426	8,633,151

		26,969,980

India 3.8%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	300,566	8,623,467
Yes Bank, Ltd. (Banks)	1,522,390	3,649,818

		12,273,285

Ireland 6.5%
Accenture PLC, Class A (IT Services)	53,460	9,765,538
ICON PLC (Life Sciences Tools & Services) (b)	82,458	11,262,114

		21,027,652

Italy 3.0%
Banca IFIS S.p.A. (Diversified Financial Services) (c)	241,794	4,168,287
DiaSorin S.p.A. (Health Care Equipment & Supplies)	56,186	5,488,889

		9,657,176

Japan 14.1%
CyberAgent, Inc. (Media) (d)	120,900	4,834,678
Lion Corp. (Household Products) (d)	267,900	5,520,360
Relo Group, Inc. (Real Estate Management & Development) (c)(d)	235,800	6,386,254
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals) (d)	114,221	4,234,600
TechnoPro Holdings, Inc. (Professional Services) (d)	105,900	6,360,925
Tsuruha Holdings, Inc. (Food & Staples Retailing) (d)	108,388	9,247,262

	Shares	Value
Japan (continued)
ZOZO, Inc. (Internet & Direct Marketing Retail) (d)	517,396	$9,168,676

		45,752,755

Mexico 1.4%
Regional S.A.B. de C.V. (Banks)	864,239	4,677,291

Netherlands 7.8%
GrandVision N.V. (Specialty Retail) (a)	163,725	3,683,699
IMCD N.V. (Trading Companies & Distributors)	86,703	7,001,722
Koninklijke DSM N.V. (Chemicals)	35,015	3,999,939
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	244,305	10,402,889

		25,088,249

Spain 5.2%
Amadeus IT Group S.A. (IT Services)	85,181	6,775,630
Grifols S.A. (Biotechnology)	29,817	827,374
Industria de Diseno Textil S.A. (Specialty Retail) (c)	300,965	9,104,061

		16,707,065

Sweden 3.4%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	198,751	10,840,412

Switzerland 5.2%
Sika A.G., Registered (Chemicals)	44,094	6,750,738
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	105,231	10,065,345

		16,816,083

Taiwan 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	121,784	5,336,575

United Kingdom 19.8%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	300,470	4,078,773
BTG PLC (Pharmaceuticals) (b)	370,472	4,036,264
Compass Group PLC (Hotels, Restaurants & Leisure)	341,974	7,772,633
Experian PLC (Professional Services)	218,800	6,348,264
HomeServe PLC (Commercial Services & Supplies)	427,436	6,047,537
Johnson Matthey PLC (Chemicals)	225,824	9,826,616
LivaNova PLC (Health Care Equipment & Supplies) (b)	95,543	6,581,957
Prudential PLC (Insurance)	448,995	10,158,245
St. James’s Place PLC (Capital Markets)	566,956	8,291,370
Whitbread PLC (Hotels, Restaurants & Leisure)	12,794	744,079

		63,885,738

10	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States 2.4%
Samsonite International S.A. (Textiles, Apparel & Luxury Goods) (a)(b)	2,678,412	$7,682,066

Total Common Stocks (Cost $292,422,292)		309,844,189

Short-Term Investment 0.5%
Affiliated Investment Company 0.5%
United States 0.5%
MainStay U.S. Government Liquidity Fund, 2.20% (e)	1,544,008	1,544,008

Total Short-Term Investment (Cost $1,544,008)		1,544,008

Total Investments (Cost $293,966,300)	96.3%	311,388,197
Other Assets, Less Liabilities	3.7	12,077,000
Net Assets	100.0%	$323,465,197
†	Percentages indicated are based on Fund net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $10,629,811 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $11,643,280 (See Note 2(I)).

(d)	Temporarily deemed illiquid due to the extended closure of the Japanese market.

(e)	Current yield as of April 30, 2019.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks (b)	$264,091,434	$45,752,755	$—	$309,844,189
Short-Term Investment
Affiliated Investment Company	1,544,008	—	—	1,544,008

Total Investments in Securities	$265,635,442	$45,752,755	$—	$311,388,197

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Level 2 securities valued at $45,752,755 are temporarily deemed illiquid due to the extended closure of the Japanese market.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Banks	$17,246,080	5.3%
Biotechnology	827,374	0.2
Capital Markets	8,291,370	2.6
Chemicals	20,577,293	6.4
Commercial Services & Supplies	6,047,537	1.9
Diversified Financial Services	4,168,287	1.3
Diversified Telecommunication Services	8,633,151	2.7
Electronic Equipment, Instruments & Components	20,905,757	6.5
Equity Real Estate Investment Trusts	4,078,773	1.3
Food & Staples Retailing	9,247,262	2.9
Health Care Equipment & Supplies	22,473,735	6.9
Health Care Providers & Services	9,673,270	3.0
Hotels, Restaurants & Leisure	8,516,712	2.6
Household Products	5,520,360	1.7
Insurance	10,158,245	3.1
Interactive Media & Services	18,520,049	5.7
Internet & Direct Marketing Retail	9,168,676	2.8
IT Services	16,541,168	5.1
Life Sciences Tools & Services	11,262,114	3.5
Media	4,834,678	1.5
Pharmaceuticals	15,680,105	4.8
Professional Services	22,667,104	7.0
Real Estate Management & Development	6,386,254	2.0
Semiconductors & Semiconductor Equipment	5,336,575	1.6
Software	6,987,245	2.2
Specialty Retail	12,787,760	3.9
Textiles, Apparel & Luxury Goods	7,682,066	2.4
Thrifts & Mortgage Finance	8,623,467	2.7
Trading Companies & Distributors	7,001,722	2.2

	309,844,189	95.8
Short-Term Investment	1,544,008	0.5
Other Assets, Less Liabilities	12,077,000	3.7

Net Assets	$323,465,197	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $292,422,292) including securities on loan of $10,629,811	$309,844,189
Investment in affiliated investment company, at value (identified cost $1,544,008)	1,544,008
Cash denominated in foreign currencies (identified cost $10,483,777)	10,478,560
Receivables:
Dividends and interest	1,503,593
Fund shares sold	794,855
Securities lending income	2,204
Other assets	74,088

Total assets	324,241,497

Liabilities
Payables:
Fund shares redeemed	389,438
Manager (See Note 3)	188,821
Transfer agent (See Note 3)	56,552
Custodian	47,234
Shareholder communication	34,219
Professional fees	32,933
NYLIFE Distributors (See Note 3)	25,865
Trustees	426
Investment securities purchased	78
Accrued expenses	734

Total liabilities	776,300

Net assets	$323,465,197

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$195,074
Additional paid-in capital	299,615,582

299,810,656
Total distributable earnings (loss)	23,654,541

Net assets	$323,465,197

Class A
Net assets applicable to outstanding shares	$61,084,245

Shares of beneficial interest outstanding	3,684,428

Net asset value per share outstanding	$16.58
Maximum sales charge (5.50% of offering price)	0.96

Maximum offering price per share outstanding	$17.54

Investor Class
Net assets applicable to outstanding shares	$24,054,334

Shares of beneficial interest outstanding	1,463,553

Net asset value per share outstanding	$16.44
Maximum sales charge (5.50% of offering price)	0.96

Maximum offering price per share outstanding	$17.40

Class B
Net assets applicable to outstanding shares	$3,900,648

Shares of beneficial interest outstanding	268,230

Net asset value and offering price per share outstanding	$14.54

Class C
Net assets applicable to outstanding shares	$5,404,312

Shares of beneficial interest outstanding	371,603

Net asset value and offering price per share outstanding	$14.54

Class I
Net assets applicable to outstanding shares	$112,294,359

Shares of beneficial interest outstanding	6,727,372

Net asset value and offering price per share outstanding	$16.69

Class R1
Net assets applicable to outstanding shares	$337,877

Shares of beneficial interest outstanding	20,361

Net asset value and offering price per share outstanding	$16.59

Class R2
Net assets applicable to outstanding shares	$435,776

Shares of beneficial interest outstanding	26,233

Net asset value and offering price per share outstanding	$16.61

Class R3
Net assets applicable to outstanding shares	$987,420

Shares of beneficial interest outstanding	60,037

Net asset value and offering price per share outstanding	$16.45

Class R6
Net assets applicable to outstanding shares	$114,966,226

Shares of beneficial interest outstanding	6,885,614

Net asset value and offering price per share outstanding	$16.70

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$2,511,115
Interest	9,474
Securities lending	6,292
Dividends-affiliated	5,008

Total income	2,531,889

Expenses
Manager (See Note 3)	1,374,294
Transfer agent (See Note 3)	169,637
Distribution/Service—Class A (See Note 3)	73,564
Distribution/Service—Investor Class (See Note 3)	27,620
Distribution/Service—Class B (See Note 3)	20,351
Distribution/Service—Class C (See Note 3)	32,229
Distribution/Service—Class R2 (See Note 3)	621
Distribution/Service—Class R3 (See Note 3)	2,350
Registration	60,573
Custodian	51,846
Professional fees	43,102
Shareholder communication	21,972
Trustees	3,760
Shareholder service (See Note 3)	1,106
Miscellaneous	15,459

Total expenses before waiver/reimbursement	1,898,484
Expense waiver/reimbursement from Manager (See Note 3)	(226,996)

Net expenses	1,671,488

Net investment income (loss)	860,401

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	8,516,439
Foreign currency transactions	(542,659)

Net realized gain (loss) on investments and foreign currency transactions	7,973,780

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	15,667,996
Translation of other assets and liabilities in foreign currencies	199,967

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	15,867,963

Net realized and unrealized gain (loss) on investments and foreign currency transactions	23,841,743

Net increase (decrease) in net assets resulting from operations	$24,702,144

(a)	Dividends recorded net of foreign withholding taxes in the amount of $260,379.

14	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$860,401	$895,933
Net realized gain (loss) on investments and foreign currency transactions	7,973,780	38,217,248
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	15,867,963	(55,576,108)

Net increase (decrease) in net assets resulting from operations	24,702,144	(16,462,927)

Distributions to shareholders:
Class A	(588,241)	(306,159)
Investor Class	(216,773)	(44,461)
Class B	(45,981)	—
Class C	(75,663)	—
Class I	(2,235,732)	(1,621,018)
Class R1	(20,554)	(17,860)
Class R2	(4,901)	(5,543)
Class R3	(8,671)	(2,963)

Total distributions to shareholders	(3,196,516)	(1,998,004)

Capital share transactions:
Net proceeds from sale of shares	20,516,364	84,138,632
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,166,330	1,980,858
Cost of shares redeemed	(30,868,926)	(62,141,023)

Increase (decrease) in net assets derived from capital share transactions	(7,186,232)	23,978,467

Net increase (decrease) in net assets	14,319,396	5,517,536

Net Assets
Beginning of period	309,145,801	303,628,265

End of period	$323,465,197	$309,145,801

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$15.48	$16.38	$13.51	$13.51		$13.11	$13.37

Net investment income (loss) (a)	0.03	0.03	0.00 ‡	0.04		0.03	0.07

Net realized and unrealized gain (loss) on investments	1.24	(0.83)	2.90	(0.04)		0.49	(0.26)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	0.01	0.01		(0.03)	(0.04)

Total from investment operations	1.25	(0.81)	2.91	0.01		0.49	(0.23)

Less dividends and distributions:

From net investment income	—	(0.09)	(0.04)	(0.01)		(0.09)	(0.03)

From net realized gain on investments	(0.15)	—	—	—		—	—

Total dividends and distributions	(0.15)	(0.09)	(0.04)	(0.01)		(0.09)	(0.03)

Net asset value at end of period	$16.58	$15.48	$16.38	$13.51		$13.51	$13.11

Total investment return (b)	8.21%	(4.98%)	21.59%	0.05%		3.78%	(1.76%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.43%††	0.17%	0.01%	0.28	%(c)	0.20%	0.51%

Net expenses (d)	1.21%††	1.32%	1.34%	1.32	%(e)	1.33%	1.34%

Expenses (before waiver/reimbursement)	1.34%††	—	—	—		—	—

Portfolio turnover rate	25%	53%	45%	33%		42%	37%

Net assets at end of period (in 000’s)	$61,084	$59,304	$54,553	$41,891		$43,405	$45,882

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.27%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.33%.

16	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$15.38	$16.27	$13.43	$13.47		$13.07	$13.35

Net investment income (loss) (a)	0.00 ‡	(0.03)	(0.04)	(0.01)		(0.02)	0.03

Net realized and unrealized gain (loss) on investments	1.23	(0.82)	2.87	(0.04)		0.50	(0.27)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	0.01	0.01		(0.03)	(0.04)

Total from investment operations	1.21	(0.86)	2.84	(0.04)		0.45	(0.28)

Less dividends and distributions:

From net investment income	—	(0.03)	—	—		(0.05)	—

From net realized gain on investments	(0.15)	—	—	—		—	—

Total dividends and distributions	(0.15)	(0.03)	—	—		(0.05)	—

Net asset value at end of period	$16.44	$15.38	$16.27	$13.43		$13.47	$13.07

Total investment return (b)	8.01%	(5.31%)	21.15%	(0.30%)		3.43%	(2.10%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.06%††	(0.19%)	(0.26%)	(0.11	%)(c)	(0.14%)	0.19%

Net expenses (d)	1.62%††	1.66%	1.69%	1.69	% (e)	1.68%	1.67%

Expenses (before waiver/reimbursement) (d)	1.77%††	1.70%	1.69%	1.69	% (e)	1.68%	1.67%

Portfolio turnover rate	25%	53%	45%	33%		42%	37%

Net assets at end of period (in 000’s)	$24,054	$21,679	$25,029	$31,523		$34,329	$34,377

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.70%.

	Six months ended April 30,		Year ended October 31,

Class B	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$13.68		$14.55	$12.10	$12.23		$11.91	$12.26

Net investment income (loss) (a)	(0.05)		(0.14)	(0.14)	(0.10)		(0.11)	(0.07)

Net realized and unrealized gain (loss) on investments	1.08		(0.72)	2.58	(0.04)		0.46	(0.24)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.01)	0.01	0.01		(0.03)	(0.04)

Total from investment operations	1.01		(0.87)	2.45	(0.13)		0.32	(0.35)

Less distributions:

From net realized gain on investments	(0.15)		—	—	—		—	—

Net asset value at end of period	$14.54		$13.68	$14.55	$12.10		$12.23	$11.91

Total investment return (b)	7.61%		(5.98%)	20.25%	(1.06%)		2.69%	(2.85%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.79	%)††	(0.95%)	(1.05%)	(0.86	%)(c)	(0.91%)	(0.57%)

Net expenses (d)	2.37	% ††	2.41%	2.44%	2.44	% (e)	2.43%	2.42%

Expenses (before waiver/reimbursement) (d)	2.52	% ††	2.44%	2.44%	2.44	% (e)	2.43%	2.42%

Portfolio turnover rate	25%		53%	45%	33%		42%	37%

Net assets at end of period (in 000’s)	$3,901		$4,404	$6,210	$6,991		$8,982	$11,058

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.87)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$13.68		$14.56	$12.10	$12.23		$11.92	$12.26

Net investment income (loss) (a)	(0.06)		(0.14)	(0.14)	(0.10)		(0.11)	(0.07)

Net realized and unrealized gain (loss) on investments	1.09		(0.73)	2.59	(0.04)		0.45	(0.24)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.01)	0.01	0.01		(0.03)	(0.03)

Total from investment operations	1.01		(0.88)	2.46	(0.13)		0.31	(0.34)

Less distributions:

From net realized gain on investments	(0.15)		—	—	—		—	—

Net asset value at end of period	$14.54		$13.68	$14.56	$12.10		$12.23	$11.92

Total investment return (b)	7.61%		(6.04%)	20.33%	(1.06%)		2.60%	(2.77%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.88	%)††	(0.93%)	(1.05%)	(0.84	%)(c)	(0.90%)	(0.57%)

Net expenses (d)	2.37	% ††	2.41%	2.44%	2.44	% (e)	2.43%	2.42%

Expenses (before waiver/reimbursement) (d)	2.52	% ††	2.44%	2.44%	2.44	% (e)	2.43%	2.42%

Portfolio turnover rate	25%		53%	45%	33%		42%	37%

Net assets at end of period (in 000’s)	$5,404		$6,960	$7,564	$7,850		$8,292	$8,383

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.85)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$15.57	$16.48	$13.59	$13.59		$13.19	$13.45

Net investment income (loss) (a)	0.02	0.07	0.05	0.07		0.06	0.11

Net realized and unrealized gain (loss) on investments	1.28	(0.84)	2.90	(0.04)		0.50	(0.27)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	0.01	0.01		(0.03)	(0.04)

Total from investment operations	1.28	(0.78)	2.96	0.04		0.53	(0.20)

Less dividends and distributions:

From net investment income	(0.01)	(0.13)	(0.07)	(0.04)		(0.13)	(0.06)

From net realized gain on investments	(0.15)	—	—	—		—	—

Total dividends and distributions	(0.16)	(0.13)	(0.07)	(0.04)		(0.13)	(0.06)

Net asset value at end of period	$16.69	$15.57	$16.48	$13.59		$13.59	$13.19

Total investment return (b)	8.36%	(4.80%)	21.94%	0.29%		4.04%	(1.49%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.30%††	0.42%	0.31%	0.54	%(c)	0.46%	0.79%

Net expenses (d)	0.94%††	1.07%	1.09%	1.07	%(e)	1.08%	1.09%

Expenses (before waiver/reimbursement)	1.09%††	—	—	—		—	—

Portfolio turnover rate	25%	53%	45%	33%		42%	37%

Net assets at end of period (in 000’s)	$112,295	$213,030	$205,009	$179,274		$224,307	$223,797

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.53%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.08%.

18	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R1	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$15.48	$16.38	$13.51	$13.51		$13.11	$13.37

Net investment income (loss) (a)	0.01	0.05	0.03	0.06		0.04	0.09

Net realized and unrealized gain (loss) on investments	1.27	(0.83)	2.89	(0.05)		0.50	(0.27)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	0.01	0.01		(0.03)	(0.04)

Total from investment operations	1.26	(0.79)	2.93	0.02		0.51	(0.22)

Less dividends and distributions:

From net investment income	—	(0.11)	(0.06)	(0.02)		(0.11)	(0.04)

From net realized gain on investments	(0.15)	—	—	—		—	—

Total dividends and distributions	(0.15)	(0.11)	(0.06)	(0.02)		(0.11)	(0.04)

Net asset value at end of period	$16.59	$15.48	$16.38	$13.51		$13.51	$13.11

Total investment return (b)	8.28%	(4.86%)	21.78%	0.18%		3.95%	(1.63%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.10%††	0.29%	0.21%	0.41	%(c)	0.33%	0.66%

Net expenses (d)	1.13%††	1.17%	1.19%	1.17	%(e)	1.18%	1.19%

Expenses (before waiver/reimbursement)	1.19%††	—	—	—		—	—

Portfolio turnover rate	25%	53%	45%	33%		42%	37%

Net assets at end of period (in 000’s)	$338	$2,109	$2,616	$2,478		$3,032	$3,597

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.40%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.18%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R2	2019*	2018		2017		2016	2015	2014

Net asset value at beginning of period	$15.52	$16.42		$13.54		$13.54	$13.14	$13.40

Net investment income (loss) (a)	0.01	(0.02)		0.01		0.01	0.01	0.05

Net realized and unrealized gain (loss) on investments	1.25	(0.79)		2.88		(0.01)	0.50	(0.26)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)		0.01		0.00 ‡	(0.03)	(0.04)

Total from investment operations	1.24	(0.82)		2.90		0.00 ‡	0.48	(0.25)

Less dividends and distributions:

From net investment income	—	(0.08)		(0.02)		—	(0.08)	(0.01)

From net realized gain on investments	(0.15)	—		—		—	—	—

Total dividends and distributions	(0.15)	(0.08)		(0.02)		—	(0.08)	(0.01)

Net asset value at end of period	$16.61	$15.52		$16.42		$13.54	$13.54	$13.14

Total investment return (b)	8.13%	(5.06	%)(c)	21.55	%(c)	(0.07%)	3.73%	(1.88%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.18%††	(0.13%)		0.06%		0.08%	0.11%	0.36%

Net expenses (d)	1.32%††	1.42%		1.44%		1.42%	1.43%	1.44%

Expenses (before waiver/reimbursement)	1.44%††	—		—		—	—	—

Portfolio turnover rate	25%	53%		45%		33%	42%	37%

Net assets at end of period (in 000’s)	$436	$602		$1,201		$847	$2,313	$3,509

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R3	2019*	2018		2017	2016		2015	2014

Net asset value at beginning of period	$15.38	$16.29		$13.44	$13.48		$13.07	$13.35

Net investment income (loss) (a)	0.01	(0.04)		(0.04)	(0.01)		(0.02)	0.02

Net realized and unrealized gain (loss) on investments	1.23	(0.82)		2.88	(0.04)		0.50	(0.26)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)		0.01	0.01		(0.03)	(0.04)

Total from investment operations	1.22	(0.87)		2.85	(0.04)		0.45	(0.28)

Less dividends and distributions:

From net investment income	—	(0.04)		—	—		(0.04)	—

From net realized gain on investments	(0.15)	—		—	—		—	—

Total dividends and distributions	(0.15)	(0.04)		—	—		(0.04)	—

Net asset value at end of period	$16.45	$15.38		$16.29	$13.44		$13.48	$13.07

Total investment return (b)	8.00%	(5.39	%)(c)	21.21%	(0.30%)		3.44%	(2.10%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.08%††	(0.21%)		(0.27%)	(0.11	%)(d)	(0.15%)	0.17%

Net expenses (e)	1.57%††	1.67%		1.69%	1.67	% (f)	1.68%	1.69%

Expenses (before waiver/reimbursement)	1.69%††	—		—	—		—	—

Portfolio turnover rate	25%	53%		45%	33%		42%	37%

Net assets at end of period (in 000’s)	$987	$1,057		$1,446	$1,108		$1,204	$1,291

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.68%.

Class R6	February 28, 2019* through April 30, 2019**

Net asset value at beginning of period	$16.13

Net investment income (loss) (a)	0.11

Net realized and unrealized gain (loss) on investments	0.47

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)

Total from investment operations	0.57

Net asset value at end of period	$16.70

Total investment return (b)	3.53%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.75	%††

Net expenses (c)	0.83	%††

Expenses (before waiver/reimbursement) (c)	1.02	%††

Portfolio turnover rate	25%

Net assets at end of period (in 000’s)	$114,966

*	Inception date.
**	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay International Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares of the Fund were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2019.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

22	MainStay MacKay International Equity Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer

23

Notes to Financial Statements (Unaudited) (continued)

in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2019, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2019, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations

24	MainStay MacKay International Equity Fund

that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $10,629,811 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $11,643,280.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

25

Notes to Financial Statements (Unaudited) (continued)

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million.

During the six-month period ended April 30, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89%.

Effective February 28, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class I, 0.85% and Class R6, 0.83%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class R6 shares waiver/reimbursement to the Class A, Investor Class, Class B, Class C, Class R1, Class R2 and Class R3 shares. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2019, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 would not exceed those of Class I.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $1,374,294 and waived its fees and/or reimbursed expenses in the amount of $226,996.

26	MainStay MacKay International Equity Fund

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$387
Class R2	249
Class R3	470

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $4,289 and $4,221, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,540, $1,748 and $156, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$21,022
Investor Class	55,233
Class B	10,192
Class C	16,160
Class I	66,247
Class R1	271
Class R2	176
Class R3	336

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$615	$16,109	$(15,180)	$—	$—	$1,544	$5	$—	1,544

27

Notes to Financial Statements (Unaudited) (continued)

(G)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$89,463,555	77.8%

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$296,523,073	$35,905,893	$(21,040,769)	$14,865,124

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$1,998,004

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $73,536 and $80,749, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	245,892	$3,909,207
Shares issued to shareholders in reinvestment of dividends and distributions	39,110	581,950
Shares redeemed	(430,177)	(6,706,360)

Net increase (decrease) in shares outstanding before conversion	(145,175)	(2,215,203)
Shares converted into Class A (See Note 1)	45,551	727,511
Shares converted from Class A (See Note 1)	(46,862)	(754,985)

Net increase (decrease)	(146,486)	$(2,242,677)

Year ended October 31, 2018:
Shares sold	915,766	$15,804,049
Shares issued to shareholders in reinvestment of dividends and distributions	17,877	301,222
Shares redeemed	(652,088)	(11,185,225)

Net increase (decrease) in shares outstanding before conversion	281,555	4,920,046
Shares converted into Class A (See Note 1)	235,657	4,058,475
Shares converted from Class A (See Note 1)	(16,148)	(277,043)

Net increase (decrease)	501,064	$8,701,478

28	MainStay MacKay International Equity Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	57,499	$903,151
Shares issued to shareholders in reinvestment of dividends and distributions	14,658	216,497
Shares redeemed	(78,609)	(1,233,270)

Net increase (decrease) in shares outstanding before conversion	(6,452)	(113,622)
Shares converted into Investor Class (See Note 1)	86,744	1,375,235
Shares converted from Investor Class (See Note 1)	(26,555)	(421,592)

Net increase (decrease)	53,737	$840,021

Year ended October 31, 2018:
Shares sold	181,940	$3,114,134
Shares issued to shareholders in reinvestment of dividends and distributions	2,537	42,599
Shares redeemed	(142,385)	(2,425,059)

Net increase (decrease) in shares outstanding before conversion	42,092	731,674
Shares converted into Investor Class (See Note 1)	51,656	881,872
Shares converted from Investor Class (See Note 1)	(222,310)	(3,809,182)

Net increase (decrease)	(128,562)	$(2,195,636)

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	4,294	$58,580
Shares issued to shareholders in reinvestment of dividends and distributions	3,501	45,898
Shares redeemed	(37,704)	(523,771)

Net increase (decrease) in shares outstanding before conversion	(29,909)	(419,293)
Shares converted from Class B (See Note 1)	(23,902)	(328,991)

Net increase (decrease)	(53,811)	$(748,284)

Year ended October 31, 2018:
Shares sold	19,666	$295,697
Shares redeemed	(67,685)	(1,025,420)

Net increase (decrease) in shares outstanding before conversion	(48,019)	(729,723)
Shares converted from Class B (See Note 1)	(56,653)	(865,791)

Net increase (decrease)	(104,672)	$(1,595,514)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	26,237	$357,811
Shares issued to shareholders in reinvestment of dividends and distributions	5,560	72,886
Shares redeemed	(126,398)	(1,781,481)

Net increase (decrease) in shares outstanding before conversion	(94,601)	(1,350,784)
Shares converted from Class C (See Note 1)	(42,634)	(598,900)

Net increase (decrease)	(137,235)	$(1,949,684)

Year ended October 31, 2018:
Shares sold	106,648	$1,618,061
Shares redeemed	(117,432)	(1,776,629)

Net increase (decrease)	(10,784)	$(158,568)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	887,013	$14,180,747
Shares issued to shareholders in reinvestment of dividends and distributions	149,207	2,233,635
Shares redeemed	(928,410)	(14,575,827)

Net increase (decrease) in shares outstanding before conversion	107,810	1,838,555
Shares converted into Class I (See Note 1)	104	1,721
Shares converted from Class I (See Note 1)	(7,059,124)	(115,167,678)

Net increase (decrease)	(6,951,210)	$(113,327,402)

Year ended October 31, 2018:
Shares sold	3,653,814	$62,248,511
Shares issued to shareholders in reinvestment of dividends and distributions	95,420	1,614,501
Shares redeemed	(2,512,532)	(43,353,547)

Net increase (decrease) in shares outstanding before conversion	1,236,702	20,509,465
Shares converted into Class I (See Note 1)	653	11,669

Net increase (decrease)	1,237,355	$20,521,134

Class R1	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,014	$15,597
Shares issued to shareholders in reinvestment of dividends and distributions	204	3,039
Shares redeemed	(117,099)	(1,745,851)

Net increase (decrease)	(115,881)	$(1,727,215)

Year ended October 31, 2018:
Shares sold	12,744	$221,403
Shares issued to shareholders in reinvestment of dividends and distributions	1,061	17,860
Shares redeemed	(37,224)	(638,649)

Net increase (decrease)	(23,419)	$(399,386)

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	2,345	$36,345
Shares issued to shareholders in reinvestment of dividends and distributions	254	3,784
Shares redeemed	(15,174)	(244,275)

Net increase (decrease)	(12,575)	$(204,146)

Year ended October 31, 2018:
Shares sold	24,226	$421,614
Shares issued to shareholders in reinvestment of dividends and distributions	102	1,720
Shares redeemed	(58,640)	(988,905)

Net increase (decrease)	(34,312)	$(565,571)

29

Notes to Financial Statements (Unaudited) (continued)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	7,119	$111,164
Shares issued to shareholders in reinvestment of dividends and distributions	585	8,641
Shares redeemed	(16,369)	(249,633)

Net increase (decrease)	(8,665)	$(129,828)

Year ended October 31, 2018:
Shares sold	24,025	$415,163
Shares issued to shareholders in reinvestment of dividends and distributions	176	2,956
Shares redeemed	(44,289)	(747,589)

Net increase (decrease)	(20,088)	$(329,470)

Class R6	Shares	Amount

Period ended April 30, 2019 (a):
Shares sold	56,930	$943,762
Shares redeemed	(230,439)	(3,808,458)

Net increase (decrease) in shares outstanding before conversion	(173,509)	(2,864,696)
Shares converted into Class R6 (See Note 1)	7,059,123	115,167,679

Net increase (decrease)	6,885,614	$112,302,983

(a)	The inception date of the class was February 28, 2019.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay MacKay International Equity Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay International Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, Fund investment performance and risk as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and managing other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track

32	MainStay MacKay International Equity Fund

record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided by New York Life Investments and MacKay under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund. The Board noted that, following discussions with the Board, New York Life Investments proposed the implementation of an expense limitation arrangement for Class I and Class R6 shares of the Fund and that New York Life Investments will apply an equivalent waiver or reimbursement as the Class R6 shares waiver/reimbursement to the other applicable share classes of the Fund, effective February 28, 2019.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of

34	MainStay MacKay International Equity Fund

management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

36	MainStay MacKay International Equity Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737261 MS065-19	MSIE10-06/19 (NYLIM) NL213

MainStay MacKay Tax Free Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	0.04 4.76%	0.91 5.67%	3.20 4.16%	4.90 5.39%	0.80 0.80%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.04 4.75	0.92 5.67	3.20 4.16	4.85 5.33	0.78 0.78
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–0.37 4.63	0.42 5.42	3.55 3.90	5.08 5.08	1.03 1.03
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	3.63 4.63	4.42 5.42	3.90 3.90	5.07 5.07	1.03 1.03
Class I Shares	No Sales Charge		12/21/2009	4.89	5.93	4.42	5.24	0.55

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays Municipal Bond Index[4]	5.68%	6.16%	3.56%	4.55%
Morningstar Muni National Long Category Average[5]	5.92	5.83	3.68	4.81

4.

The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad-based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,047.60	$4.01	$1,020.88	$3.96	0.79%

Investor Class Shares	$1,000.00	$1,047.50	$3.96	$1,020.93	$3.91	0.78%

Class B Shares	$1,000.00	$1,046.30	$5.23	$1,019.69	$5.16	1.03%

Class C Shares	$1,000.00	$1,046.30	$5.23	$1,019.69	$5.16	1.03%

Class I Shares	$1,000.00	$1,048.90	$2.69	$1,022.17	$2.66	0.53%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2019 (Unaudited)

New York	14.2%

California	12.9

Illinois	11.0

Texas	5.9

Puerto Rico	5.4

New Jersey	4.0

Georgia	3.8

Michigan	3.1

South Carolina	3.0

Connecticut	2.9

Pennsylvania	2.9

Massachusetts	2.5

Nebraska	1.8

Florida	1.7

Maryland	1.6

U.S. Virgin Islands	1.6

Colorado	1.5

Ohio	1.5

Utah	1.5

Alabama	1.4

Arkansas	1.2

Indiana	1.2

Oklahoma	1.1

Virginia	1.1

Wisconsin	1.1

Guam	1.0

Montana	1.0%

Louisiana	0.9

Arizona	0.8

Missouri	0.8

District of Columbia	0.7

Iowa	0.7

Tennessee	0.7

Washington	0.7

North Carolina	0.6

Minnesota	0.5

Oregon	0.4

Rhode Island	0.4

Idaho	0.3

Kansas	0.3

North Dakota	0.3

South Dakota	0.3

Wyoming	0.3

New Hampshire	0.2

Alaska	0.1

Hawaii	0.1

Kentucky	0.1

Mississippi	0.1

New Mexico	0.1

Other Assets, Less Liabilities	–1.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of April 30, 2019 (Unaudited)

1.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 2.30%–5.00%, due 5/1/32–11/1/44

2.	New York State Dormitory Authority, Sales Tax, Revenue Bonds, 5.00%, due 3/15/37–3/15/45

3.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/32–9/1/42

4.	Puerto Rico Highway & Transportation Authority, Revenue Bonds, 5.25%–5.50%, due 7/1/21–7/1/41

5.	Los Angeles Unified School District, Election 2008, Unlimited General Obligation, 5.25%, due 7/1/42
6.	Municipal Electric Authority of Georgia, Revenue Bonds, 2.30%, due 1/1/48

7.	South Carolina Public Service Authority, Revenue Bonds, 5.00%–5.25%, due 12/1/29–12/1/56

8.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, (zero coupon)–6.00%, due 7/1/19–7/1/37

9.	State of Illinois, Unlimited General Obligation, 4.00%–5.00%, due 9/1/27–6/1/41

10.	City of Chicago IL, Wastewater Transmission, Revenue Bonds, 5.00%–5.25%, due 1/1/28–1/1/47

8	MainStay MacKay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Tax Free Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay Tax Free Bond Fund returned 4.89%, underperforming the 5.68% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index. Over the same period, Class I shares also underperformed the 5.92% return of the Morningstar Muni National Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Several factors affected the Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index during the reporting period. Underweight exposure to bonds from Texas contributed to the Fund’s relative underperformance. (Contributions take weightings and total returns into account.) The Fund’s yield curve2 positioning produced mixed results, with an overweight position to bonds maturing in twenty-to twenty-five years adding to performance while underweight exposure to bonds maturing in five- to ten-years detracted from performance. The Fund’s Treasury hedge enhanced relative returns, as did overweight exposure to bonds from Puerto Rico and Illinois.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

We believe the use of derivatives, specifically U.S. Treasury futures, allows the Fund to manage its effective duration3 and maximize an attractive tax-exempt income stream for our shareholders. During the reporting period, this approach bolstered the Fund’s relative performance.

What was the Fund’s duration strategy during the reporting period?

At the end of the reporting period, the Fund’s modified duration to worst4 was 5.48 years while the modified duration to worst of the Bloomberg Barclays Municipal Bond Index was 4.85 years. The Fund used a 10-year and 30-year Treasury futures hedge during the reporting period to help remain neutral to the benchmark duration.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Relative to the Bloomberg Barclays Municipal Bond Index, exposure to the state general obligations, transportation, and hospital sectors detracted from the Fund’s performance, as did holdings within AAA-rated5 bonds. Conversely, the Fund’s relative performance benefited from security selections in the special tax, leasing and local general obligations sectors, as well security selection among bonds with credit ratings ranging from AA to BBB.6

What were some of the Fund’s largest purchases and sales during the reporting period?

Because the Fund remained focused on diversification and liquidity during the reporting period, no individual purchase or sale was considered significant.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest decreases in sector exposure during the reporting period occurred in the special tax, leasing and transportation sectors. Exposure to the hospital and housing sectors saw small increases, with the Fund’s housing sector increase reflecting a late-cycle defensive strategy. The Fund decreased its exposure to bonds from Puerto Rico, South Carolina and California while increasing its exposure to bonds from Georgia, Utah and Texas during the same period.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

5.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

6.

An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2019, the Fund held overweight positions relative to the Bloomberg Barclays Municipal Index in the special tax and leasing sectors, and underweight positions in the state general obligations and transportation sectors. With regard to state exposure, the Fund held an overweight position in bonds from Puerto Rico and underweight positions in bonds from Texas and Florida. From a credit rating and yield curve perspective, the Fund held an overweight position in AA-rated bonds, and an underweight position in AAA-rated bonds and in bonds with maturities of less than one year.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Tax Free Bond Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Municipal Bonds 100.1%†
Alabama 1.4%
City of Birmingham AL, Unlimited General Obligation Series A 5.00%, due 3/1/43	$4,150,000	$4,526,571
Houston County Health Care Authority, Southeast Alabama Medical, Revenue Bonds 5.00%, due 10/1/25	1,000,000	1,151,590
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds Series A 2.25%, due 6/1/28 (a)(b)	35,000,000	35,000,000
University of South Alabama, Revenue Bonds
Insured: AGM 4.00%, due 11/1/35	2,000,000	2,151,120
Insured: AGM 5.00%, due 11/1/29	1,110,000	1,313,596
Insured: AGM 5.00%, due 11/1/30	2,000,000	2,353,340
Water Works Board of the City of Birmingham, Revenue Bonds Series B 5.00%, due 1/1/32	6,140,000	7,252,752

		53,748,969

Alaska 0.1%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	3,550,000	3,849,726

Arizona 0.8%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	1,000,000	1,062,570
Salt River Project Agricultural Improvement & Power District, Revenue Bonds Series A 5.00%, due 12/1/45	25,100,000	28,666,459

		29,729,029

Arkansas 1.2%
City of Fort Smith AR, Water & Sewer, Revenue Bonds
Insured: BAM 5.00%, due 10/1/27	1,945,000	2,352,808

	Principal Amount	Value
Arkansas (continued)
City of Fort Smith AR, Water & Sewer, Revenue Bonds (continued)
Insured: BAM 5.00%, due 10/1/28	$1,535,000	$1,847,894
Insured: BAM 5.00%, due 10/1/29	1,075,000	1,286,141
Insured: BAM 5.00%, due 10/1/31	2,335,000	2,756,491
County of Pulaski AR, Arkansas Children’s Hospital, Revenue Bonds 5.00%, due 3/1/34	2,000,000	2,299,100
Pulaski County Special School District, Limited General Obligation 4.00%, due 2/1/48	15,500,000	15,909,200
Springdale Public Facilities Board, Arkansas Children’s Northwest, Revenue Bonds 5.00%, due 3/1/34	2,890,000	3,361,792
Springdale School District No. 50, Limited General Obligation
4.00%, due 6/1/36	2,500,000	2,593,250
4.00%, due 6/1/40	11,000,000	11,272,580
University of Arkansas, UALR Campus, Revenue Bonds
5.00%, due 10/1/29	1,315,000	1,582,274
5.00%, due 10/1/30	1,110,000	1,327,149
5.00%, due 10/1/31	1,205,000	1,432,432

		48,021,111

California 12.9%
Alta Loma School District, Unlimited General Obligation Series B 5.00%, due 8/1/44	4,000,000	4,649,640
Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds Series C, Insured: AGM (zero coupon), due 9/1/31	11,990,000	8,366,262
Antelope Valley Community College District, Election 2016, Unlimited General Obligation Series A 4.50%, due 8/1/38	15,000,000	16,809,450
California Educational Facilities Authority, Loma Linda University, Revenue Bonds Series A 5.00%, due 4/1/42	390,000	448,535
California Educational Facilities Authority, Prerefunded—University of San Francisco, Revenue Bonds 6.125%, due 10/1/30	745,000	827,688

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Educational Facilities Authority, Unrefunded—University of San Francisco, Revenue Bonds 6.125%, due 10/1/30	$780,000	$867,563
California Health Facilities Financing Authority, Dignity Health, Revenue Bonds Series A 6.00%, due 7/1/34	3,000,000	3,021,510
California Health Facilities Financing Authority, Providence St. Joseph Health, Revenue Bonds Series A 4.00%, due 10/1/35	1,230,000	1,329,987
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/41	5,000,000	5,692,200
California Infrastructure & Economic Development Bank, Revenue Bonds Series A 4.00%, due 10/1/45	3,505,000	3,746,600
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/22	390,000	431,683
5.00%, due 12/1/23	405,000	458,699
5.00%, due 12/1/24	425,000	491,100
5.00%, due 12/1/25	450,000	528,651
5.00%, due 12/1/26	470,000	559,253
5.00%, due 12/1/27	495,000	597,341
5.00%, due 12/1/28	520,000	625,664
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/32	1,570,000	1,849,334
5.00%, due 5/15/38	2,895,000	3,335,185
Insured: BAM 5.00%, due 5/15/39	9,815,000	11,515,645
Insured: BAM 5.00%, due 5/15/43	11,750,000	13,699,678
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	16,000,000	4,220,000
California State Educational Facilities Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/34	5,000,000	5,815,900

	Principal Amount	Value
California (continued)
California State Public Works Board, Various Capital Project, Revenue Bonds
Series G-1 5.75%, due 10/1/30	$1,400,000	$1,425,144
Series I-1 6.625%, due 11/1/34	160,000	160,000
California Statewide Communities Development Authority, Cottage Health Obligation Group, Revenue Bonds 5.25%, due 11/1/30	1,475,000	1,550,476
City of Escondido CA, Unlimited General Obligation 5.00%, due 9/1/36	5,000,000	5,841,950
City of Long Beach CA, Airport System, Revenue Bonds Series A 5.00%, due 6/1/30	5,000,000	5,188,350
City of Los Angeles CA, Wastewater System Revenue, Revenue Bonds Subseries A 5.00%, due 6/1/43	10,000,000	12,003,500
City of Richmond CA, Wastewater Revenue, Revenue Bonds Series A 5.25%, due 8/1/47	10,530,000	12,605,884
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation Series F, Insured: BAM 5.00%, due 8/1/46	12,385,000	14,269,378
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	20,000,000	22,798,800
Colton Joint Unified School District, Unlimited General Obligation Series B, Insured: BAM 4.00%, due 8/1/30	3,495,000	3,892,277
Cotati-Rohnert Park Unified School District, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/42	2,865,000	3,302,056
Etiwanda School District, Election 2016, Unlimited General Obligation Series A 5.00%, due 8/1/46	5,725,000	6,702,658
Firebaugh-Las Deltas Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/41	3,000,000	3,585,810

12	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Fontana Public Finance Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/32	$2,640,000	$2,983,147
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/35	14,800,000	6,881,408
Series C (zero coupon), due 8/1/36	15,500,000	6,688,250
Fresno Unified School District, Election 2001, Unlimited General Obligation
Series G (zero coupon), due 8/1/32	6,000,000	2,716,440
Series G (zero coupon), due 8/1/33	10,000,000	4,203,600
Series G (zero coupon), due 8/1/41	23,485,000	5,634,991
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/40	5,410,000	6,110,108
Golden State Tobacco Securitization Corp., Revenue Bonds Series A-1 5.00%, due 6/1/33	12,545,000	14,322,626
Jurupa Unified School District, Unlimited General Obligation Series C 5.25%, due 8/1/43	5,500,000	6,700,375
Live Oak Elementary School District, Certificates of Participation Insured: AGM 5.00%, due 8/1/39	3,205,000	3,672,802
Los Angeles Department of Water & Power, Revenue Bonds Series A 5.00%, due 7/1/33	16,480,000	19,024,677
Los Angeles Unified School District, Election 2008, Unlimited General Obligation Series B-1 5.25%, due 7/1/42	50,000,000	60,091,000
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM 5.00%, due 8/1/27	1,160,000	1,365,100
Insured: AGM 5.00%, due 8/1/28	1,755,000	2,063,722
Insured: AGM 5.00%, due 8/1/29	2,535,000	2,957,255

	Principal Amount	Value
California (continued)
Oceanside Unified School District, Unrefunded Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	$560,000	$74,026
Paramount Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	25,000,000	5,878,750
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,607,554
Riverside County Redevelopment Successor Agency, Jurupa Valley Project, Tax Allocation
Series B, Insured: BAM 5.00%, due 10/1/28	2,510,000	2,999,023
Series B, Insured: BAM 5.00%, due 10/1/29	875,000	1,039,640
Series B, Insured: BAM 5.00%, due 10/1/30	2,645,000	3,121,655
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series B 5.00%, due 6/1/35	23,920,000	29,038,402
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,127,660
San Diego Association of Governments, South Bay Expressway, Senior Lien, Revenue Bonds
Series A 5.00%, due 7/1/30	2,475,000	3,000,220
Series A 5.00%, due 7/1/32	1,800,000	2,161,170
Series A 5.00%, due 7/1/38	1,150,000	1,355,827
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds Series A 5.00%, due 10/15/44	3,000,000	3,463,770
San Jose Redevelopment Agency Successor Agency, Tax Allocation Series A 5.00%, due 8/1/34	20,000,000	23,966,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Marcos School Financing Authority, Revenue Bonds
Insured: AGM 5.00%, due 8/15/33	$500,000	$599,650
Insured: AGM 5.00%, due 8/15/34	1,000,000	1,192,380
Insured: AGM 5.00%, due 8/15/35	1,000,000	1,189,040
Insured: AGM 5.00%, due 8/15/36	1,100,000	1,302,015
Santa Clara County Financing Authority, Revenue Bonds Series Q 4.00%, due 5/15/33	5,000,000	5,400,750
Santa Clara Valley Transportation Authority, Revenue Bonds Series A 5.00%, due 4/1/35	3,900,000	4,517,058
Santa Clara Valley Water District, Revenue Bonds Series A 5.00%, due 6/1/49	2,865,000	3,321,194
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series A 5.00%, due 8/1/38	1,000,000	1,192,680
Series A 5.00%, due 8/1/39	1,000,000	1,188,260
Series A 5.00%, due 8/1/40	1,195,000	1,413,183
Solano County Community College District, Election 2012, Unlimited General Obligation Series C 5.25%, due 8/1/42	16,460,000	19,786,401
Southern California Public Power Authority, Apex Power Project, Revenue Bonds Series A 5.00%, due 7/1/33	4,500,000	5,186,340
Southwestern Community College District, Election 2008, Unlimited General Obligation Series C (zero coupon), due 8/1/46	13,000,000	4,930,250
State of California, Unlimited General Obligation
5.25%, due 10/1/39	5,635,000	6,645,130
6.25%, due 11/1/34	4,000,000	4,095,000

	Principal Amount	Value
California (continued)
Tahoe-Truckee Unified School District, Unlimited General Obligation Series B 5.00%, due 8/1/41	$2,200,000	$2,557,192
Twin Rivers Unified School District, Unrefunded Election 2006, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	5,120,000	3,342,797
University of California, Revenue Bonds
Series AL-4 2.06%, due 5/15/48 (a)	20,000,000	20,000,000
Series AV 5.00%, due 5/15/42	1,725,000	2,025,081
Series AZ 5.00%, due 5/15/43	2,500,000	2,980,975
Westminster School District, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	13,900,000	2,310,319

		504,638,744

Colorado 1.5%
Adams State University, Revenue Bonds
Series A 4.00%, due 5/15/37	750,000	822,870
Series A 4.00%, due 5/15/39	1,085,000	1,185,417
Series A 4.00%, due 5/15/42	1,500,000	1,624,995
City of Colorado Springs CO, Utilities System, Revenue Bonds
Series A-2 4.00%, due 11/15/32	530,000	592,932
Series A-4 4.00%, due 11/15/32	855,000	956,523
Series A-2 4.00%, due 11/15/33	600,000	668,874
Series A-4 4.00%, due 11/15/33	700,000	780,353
Series A-2 4.00%, due 11/15/34	430,000	477,760
Series A-4 4.00%, due 11/15/34	900,000	999,963
Series A-2 4.00%, due 11/15/35	385,000	424,636
Series A-4 4.00%, due 11/15/35	740,000	816,183
Colorado Health Facilities Authority, Evangelical Lutheran Good Samaritan, Revenue Bonds 5.625%, due 6/1/43	1,180,000	1,301,068

14	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado State Housing & Finance Authority, Revenue Bonds Series C 4.25%, due 11/1/48	$6,010,000	$6,466,520
Denver City & County Airport Revenue Series A 5.00%, due 12/1/25 (c)	5,370,000	6,337,459
Denver Convention Center Hotel Authority, Revenue Bonds
5.00%, due 12/1/30	1,305,000	1,483,759
5.00%, due 12/1/31	1,395,000	1,582,948
5.00%, due 12/1/32	2,500,000	2,843,725
5.00%, due 12/1/36	1,000,000	1,132,710
Rampart Range Metropolitan District No. 1, Revenue Bonds Insured: AGM 5.00%, due 12/1/42	10,055,000	11,621,066
Regional Transportation District, Certificates of Participation Series A 4.50%, due 6/1/44	15,500,000	16,512,615
Vista Ridge Metropolitan District, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 12/1/31	1,250,000	1,434,550

		60,066,926

Connecticut 2.9%
City of Bridgeport CT, Unlimited General Obligation
Series D, Insured: AGM 5.00%, due 8/15/33	3,090,000	3,530,819
Series D, Insured: AGM 5.00%, due 8/15/34	3,090,000	3,519,170
Series D, Insured: AGM 5.00%, due 8/15/35	3,090,000	3,508,232
Series D, Insured: AGM 5.00%, due 8/15/36	3,090,000	3,498,374
City of Hartford CT, Unlimited General Obligation
Series A 5.00%, due 4/1/28	2,500,000	2,693,125
Series C, Insured: AGM 5.00%, due 7/15/32	7,470,000	8,516,995
Series C, Insured: AGM 5.00%, due 7/15/34	2,500,000	2,832,425
City of Hartford CT, Unrefunded, Unlimited General Obligation
Series A 5.00%, due 4/1/29	895,000	964,640
Series A, Insured: AGM 5.00%, due 4/1/32	195,000	209,412

	Principal Amount	Value
Connecticut (continued)
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series L 5.00%, due 7/1/32	$10,425,000	$11,870,322
Connecticut State Housing Finance Authority, Revenue Bonds
Subseries C-1 4.00%, due 11/15/45	5,950,000	6,350,971
Series B-1 4.00%, due 5/15/49	2,800,000	3,036,460
State of Connecticut Special Tax, Transportation Infrastructure, Revenue Bonds
Series A 5.00%, due 9/1/30	5,000,000	5,610,550
Series A, Insured: BAM 5.00%, due 9/1/31	14,470,000	16,910,655
Series A 5.00%, due 9/1/33	13,000,000	14,863,030
State of Connecticut, Unlimited General Obligation Series F 5.00%, due 9/15/28	12,810,000	15,647,799
University of Connecticut, Revenue Bonds
Series A 5.00%, due 11/1/33	2,000,000	2,397,460
Series A 5.00%, due 11/1/34	2,000,000	2,389,660
Series A 5.00%, due 11/1/35	3,990,000	4,755,841

		113,105,940

District of Columbia 0.7%
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds 5.00%, due 6/1/42	5,500,000	5,756,575
District of Columbia, Gallery Place Project, Tax Allocation 5.00%, due 6/1/27	525,000	557,660
District of Columbia, KIPP Charter School, Revenue Bonds 6.00%, due 7/1/48	1,575,000	1,848,168
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds
Series C, Insured: AGC 6.50%, due 10/1/41	8,000,000	10,180,160
Series B 6.50%, due 10/1/44	7,140,000	9,285,713

		27,628,276

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida 1.7%
City of Miami Beach FL Parking, Revenue Bonds Insured: BAM 5.00%, due 9/1/40	$2,500,000	$2,866,250
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	4,015,000	4,026,403
County of Miami-Dade FL Aviation, Revenue Bonds 5.00%, due 10/1/31	750,000	885,937
County of Miami-Dade Florida Water & Sewer System, Revenue Bonds
Series A 4.00%, due 10/1/44	9,500,000	10,202,240
Series B 5.00%, due 10/1/31	10,000,000	11,670,100
County of St. Lucie FL, Power & Light Co. Project, Revenue Bonds 2.30%, due 9/1/28 (a)	6,500,000	6,500,000
Florida Housing Finance Corp., Revenue Bonds Insured: GNMA/FNMA/FHLMC 4.00%, due 7/1/49	2,750,000	2,927,705
JEA Electric System, Revenue Bonds Series B 4.00%, due 10/1/36	4,500,000	4,738,095
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Revenue Bonds 5.00%, due 8/1/31	1,500,000	1,663,140
South Miami Health Facilities Authority, Baptist Health South Florida, Revenue Bonds 5.00%, due 8/15/42	20,000,000	22,961,000

		68,440,870

Georgia 3.8%
Burke County Development Authority, Georgia Power Co., Vogtle Project, Revenue Bonds (a)
2.37%, due 11/1/52	15,580,000	15,580,000
1st Series 2.38%, due 7/1/49	33,100,000	33,100,000
Coweta County Development Authority, Plant Yates Project, Revenue Bonds 2.37%, due 6/1/32 (a)	2,275,000	2,275,000
Dalton GA, Board of Water Light & Sinking Fund Commissioners, Revenue Bonds 5.00%, due 3/1/30	2,055,000	2,429,216

	Principal Amount	Value
Georgia (continued)
Gwinnett County School District, Unlimited General Obligation 5.00%, due 2/1/41	$11,410,000	$13,871,365
Heard County Development Authority, Georgia Power Co. Plant Wansley, Revenue Bonds (a)
2.30%, due 9/1/29	3,300,000	3,300,000
2.39%, due 9/1/26	800,000	800,000
Main Street Natural Gas, Inc., Revenue Bonds
Series A 5.00%, due 5/15/35	3,000,000	3,634,260
Series A 5.00%, due 5/15/36	3,700,000	4,489,506
Monroe County Development Authority, Georgia Power Co., Scherer Project, Revenue Bonds 2.37%, due 11/1/48 (a)	10,650,000	10,650,000
Municipal Electric Authority of Georgia, Revenue Bonds Subseries B 2.30%, due 1/1/48 (a)	60,000,000	60,000,000

		150,129,347

Guam 1.0%
Antonio B Won Pat International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.125%, due 10/1/43 (c)	5,000,000	5,784,450
Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 7/1/36	1,750,000	1,933,330
5.00%, due 1/1/46	2,500,000	2,730,825
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/30	5,610,000	6,154,282
Series A, Insured: AGM 5.00%, due 10/1/44	655,000	724,856
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/35	8,350,000	9,013,074
Series A 5.125%, due 1/1/42	3,085,000	3,189,736
Series A 5.25%, due 1/1/36	2,000,000	2,087,160
Series A 6.50%, due 11/1/40	2,700,000	2,897,208
Territory of Guam, Section 30, Revenue Bonds
Series A 5.00%, due 12/1/27	2,265,000	2,577,026
Series A 5.00%, due 12/1/32	1,250,000	1,379,225

16	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Guam (continued)
Territory of Guam, Section 30, Revenue Bonds (continued)
Series A 5.00%, due 12/1/34	$2,290,000	$2,506,634

		40,977,806

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Revenue Bonds 6.50%, due 7/1/39	3,000,000	3,028,470

Idaho 0.3%
Idaho Housing & Finance Association, Revenue Bonds
Series B, Insured: GNMA 4.00%, due 4/21/49	5,000,000	5,263,500
Series A, Insured: GNMA 4.50%, due 1/21/49	5,478,429	5,798,315

		11,061,815

Illinois 11.0%
Carol Stream Park District, Unlimited General Obligation Insured: BAM 5.00%, due 1/1/37	3,985,000	4,512,455
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/26	19,995,000	15,268,182
Chicago Board of Education, Special Tax 6.00%, due 4/1/46	19,485,000	22,578,049
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 12/1/27	8,250,000	9,689,212
Series A, Insured: AGM 5.50%, due 12/1/39	11,455,000	12,295,339
Chicago Park District, Limited General Obligation
Series A 5.00%, due 1/1/28	1,000,000	1,133,120
Series A 5.00%, due 1/1/29	750,000	845,910
Series A 5.00%, due 1/1/31	1,000,000	1,115,730
Series A 5.00%, due 1/1/35	2,000,000	2,209,000
Chicago Transit Authority, Second Lien, Revenue Bonds 5.00%, due 12/1/46	10,000,000	11,053,500

	Principal Amount	Value
Illinois (continued)
City of Chicago IL Motor Fuel Tax, Revenue Bonds Insured: AGM 5.00%, due 1/1/33	$4,725,000	$5,100,732
City of Chicago IL, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 1/1/26	10,000,000	10,218,000
Series A 5.00%, due 1/1/31	2,000,000	2,219,140
Series A 5.50%, due 1/1/35	4,510,000	5,121,827
Series A 6.00%, due 1/1/38	20,000,000	22,819,200
Series A, Insured: BAM 6.00%, due 1/1/38	6,000,000	7,220,040
City of Chicago IL, Wastewater Transmission, Revenue Bonds
5.00%, due 1/1/28	1,000,000	1,108,350
Series B, Insured: AGM 5.00%, due 1/1/30	7,585,000	8,821,734
5.00%, due 1/1/33	2,000,000	2,177,140
5.00%, due 1/1/39	8,420,000	9,017,315
5.00%, due 1/1/44	13,840,000	14,840,770
Series A 5.00%, due 1/1/47	7,675,000	8,382,328
Series A, Insured: AGM 5.25%, due 1/1/42	4,000,000	4,599,720
City of Chicago IL, Wastewater, Revenue Bonds
5.00%, due 11/1/27	1,000,000	1,120,400
Series 2017-2, Insured: AGM 5.00%, due 11/1/28	2,000,000	2,378,640
5.00%, due 11/1/29	1,700,000	1,900,311
Series 2017-2, Insured: AGM 5.00%, due 11/1/30	3,000,000	3,523,260
Series 2017-2, Insured: AGM 5.00%, due 11/1/32	5,000,000	5,783,700
Series 2017-2, Insured: AGM 5.00%, due 11/1/33	10,000,000	11,523,400
Series 2017-2, Insured: AGM 5.00%, due 11/1/38	3,500,000	3,960,495
Insured: AGM 5.25%, due 11/1/33	4,535,000	5,310,485
Insured: AGM 5.25%, due 11/1/34	1,785,000	2,084,112
Insured: AGM 5.25%, due 11/1/35	3,025,000	3,526,636
City of Country Club Hills IL, Unlimited General Obligation Insured: BAM 4.50%, due 12/1/31	455,000	486,158

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Cook County Community College District No. 508, City College of Chicago, Unlimited General Obligation Insured: BAM 5.50%, due 12/1/38	$5,000,000	$5,603,700
Cook County Community High School District No. 212 Leyden, Revenue Bonds
Series C, Insured: BAM 5.00%, due 12/1/30	3,370,000	3,799,271
Series C, Insured: BAM 5.00%, due 12/1/31	2,610,000	2,938,782
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	9,600,000	10,759,584
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/31	5,000,000	5,580,500
Madison County Community Unit School, District No. 7 Edwardsville, Unlimited General Obligation Insured: BAM 4.00%, due 12/1/20	2,085,000	2,156,807
Metropolitan Pier & Exposition Authority, Capital Appreciation, Revenue Bonds Series A, Insured: AGM (zero coupon), due 6/15/30	14,250,000	9,861,855
Metropolitan Pier & Exposition Authority, Capital Appreciation-McCormick, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 6/15/36	58,750,000	30,375,512
Peoria County School District No. 150, Unlimited General Obligation
Series A, Insured: AGM 4.00%, due 1/1/38	750,000	778,538
Series A, Insured: AGM 4.00%, due 1/1/39	1,175,000	1,216,900
Series A, Insured: AGM 5.00%, due 1/1/35	1,060,000	1,198,372
Public Building Commission of Chicago, Chicago Transit Authority, Revenue Bonds Insured: AMBAC 5.25%, due 3/1/29	580,000	679,598
Rock Island County, Public Building Commission, Revenue Bonds
Insured: AGM 5.00%, due 12/1/31	500,000	574,555

	Principal Amount	Value
Illinois (continued)
Rock Island County, Public Building Commission, Revenue Bonds (continued)
Insured: AGM 5.00%, due 12/1/36	$2,645,000	$2,996,732
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM 5.00%, due 4/1/26	1,175,000	1,356,502
Series B, Insured: BAM 5.00%, due 4/1/29	1,620,000	1,833,079
Series B, Insured: BAM 5.00%, due 4/1/30	1,000,000	1,124,370
State of Illinois, Unlimited General Obligation
Insured: BAM 4.00%, due 6/1/41	12,600,000	12,952,044
Series B 5.00%, due 9/1/27	23,750,000	26,242,087
Series C 5.00%, due 11/1/29	10,000,000	10,970,700
United City of Yorkville, Special Tax Insured: AGM 5.00%, due 3/1/32	3,780,000	4,287,276
Village of Bellwood IL, Unlimited General Obligation Insured: AGM 5.00%, due 12/1/29	1,500,000	1,716,600
Village of Crestwood IL, Alternative Revenue Source, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 12/15/29	750,000	831,578
Series B, Insured: BAM 5.00%, due 12/15/30	850,000	942,506
Series B, Insured: BAM 5.00%, due 12/15/31	955,000	1,057,004
Village of Oswego IL, Unlimited General Obligation 5.00%, due 12/15/33	7,670,000	8,881,246
Village of Rosemont IL, Corporate Purpose Bond, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 12/1/40	8,090,000	9,244,767
Series A, Insured: AGM 5.00%, due 12/1/46	3,335,000	3,755,110
Village of Schaumburg IL, Unlimited General Obligation Series A 4.00%, due 12/1/41	39,295,000	40,808,643

		428,468,608

18	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Indiana 1.2%
Indiana Finance Authority, Educational Facilities-Butler University, Revenue Bonds
Series B 5.00%, due 2/1/24	$2,100,000	$2,264,367
Series A 5.00%, due 2/1/25	2,215,000	2,387,283
Series B 5.00%, due 2/1/25	2,210,000	2,381,894
Series B 5.00%, due 2/1/26	2,320,000	2,499,011
Indiana Finance Authority, Parkview Health System, Revenue Bonds (a)
Series B 2.10%, due 11/1/39	6,330,000	6,330,000
Series D 2.10%, due 11/1/39	29,885,000	29,885,000
Indiana Housing & Community Development Authority Single Family Mortgage, Revenue Bonds Series A 4.00%, due 7/1/48	3,000,000	3,194,310

		48,941,865

Iowa 0.7%
City of Coralville IA, Certificates of Participation
Series E 4.00%, due 6/1/21	545,000	541,507
Series E 4.00%, due 6/1/22	1,405,000	1,391,610
Series E 4.00%, due 6/1/23	1,320,000	1,295,871
Iowa Finance Authority Revenue Bonds 4.00%, due 7/1/47	2,910,000	3,155,691
Iowa Finance Authority, Mortgage-Backed Securities Program, Revenue Bonds Series C, Insured: GNMA/FNMA/FHLMC 4.00%, due 7/1/48	2,000,000	2,137,940
Iowa Finance Authority, Unity Point Health Project, Revenue Bonds Series F 2.30%, due 7/1/41 (a)	17,000,000	17,000,000

		25,522,619

Kansas 0.3%
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds
5.00%, due 12/1/26	565,000	641,925
5.00%, due 12/1/28	410,000	461,705
5.00%, due 12/1/30	500,000	556,680

	Principal Amount	Value
Kansas (continued)
University of Kansas Hospital Authority, KU Health System, Revenue Bonds
5.00%, due 9/1/33	$2,500,000	$2,860,625
5.00%, due 9/1/34	5,000,000	5,705,550
5.00%, due 9/1/35	2,800,000	3,182,844

		13,409,329

Kentucky 0.1%
City of Ashland KY, King’s Daughters Medical Center Project, Revenue Bonds
Series A 4.00%, due 2/1/21	1,070,000	1,095,990
Series A 5.00%, due 2/1/23	1,525,000	1,659,978

		2,755,968

Louisiana 0.9%
City of Shreveport LA, Unlimited General Obligation
Insured: BAM 5.00%, due 8/1/28	2,285,000	2,715,585
Insured: BAM 5.00%, due 8/1/30	5,355,000	6,321,310
Louisiana Local Government Environmental Facilities & Community Development Authority, McNeese State University Student Parking Co., Revenue Bonds
Insured: AGM 4.00%, due 3/1/22	335,000	353,810
Insured: AGM 4.00%, due 3/1/23	350,000	369,754
Louisiana Public Facilities Authority, Loyola University, Revenue Bonds 5.25%, due 10/1/30	2,930,000	3,185,847
Louisiana Public Facilities Authority, Unrefunded-Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/34	2,010,000	2,280,546
Louisiana Stadium & Exposition District, Revenue Bonds Series A 5.00%, due 7/1/30	1,485,000	1,650,073
State Of Louisiana, Unlimited General Obligation 4.00%, due 2/1/34	10,000,000	10,662,400
State of Louisiana, Unlimited General Obligation Series A 5.00%, due 3/1/37	5,000,000	6,022,400

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Terrebonne Parish LA, Sales & Use Tax, Morganza Levee Project, Revenue Bonds
Series B, Insured: AGM (zero coupon), due 4/1/35	$655,000	$392,293
Series B, Insured: AGM (zero coupon), due 4/1/36	1,520,000	870,793
Series B, Insured: AGM (zero coupon), due 4/1/38	1,000,000	520,940

		35,345,751

Maryland 1.6%
Maryland Community Development Administration, Department of Housing & Community Development, Revenue Bonds Series A 4.25%, due 9/1/49	15,000,000	16,242,900
Maryland Stadium Authority, Baltimore City Public Schools, Revenue Bonds 5.00%, due 5/1/41	14,000,000	16,013,620
Maryland Stadium Authority, Construction & Revitalization, Revenue Bonds Series A 5.00%, due 5/1/42	24,645,000	28,785,853

		61,042,373

Massachusetts 1.3%
Commonwealth of Massachusetts, General Obligation Series A 5.25%, due 1/1/44	14,405,000	17,616,595
Massachusetts Development Finance Agency, Boston University, Revenue Bonds Series U-6C 2.15%, due 10/1/42 (a)	7,245,000	7,245,000
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/30	1,200,000	1,357,596
5.00%, due 10/1/31	1,200,000	1,349,112
5.00%, due 10/1/32	1,240,000	1,387,113
5.00%, due 10/1/33	1,500,000	1,672,710
5.00%, due 10/1/34	2,170,000	2,412,302
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds 4.00%, due 1/1/33	1,000,000	1,088,060

	Principal Amount	Value
Massachusetts (continued)
Massachusetts Educational Financing Authority, Revenue Bonds
Series B 5.70%, due 1/1/31 (c)	$1,015,000	$1,035,706
Series I 6.00%, due 1/1/28	955,000	975,227
Massachusetts Health & Educational Facilities Authority, Baystate Medical Center, Revenue Bonds Series K 2.20%, due 7/1/39 (a)	4,000,000	4,000,000
Massachusetts Housing Finance Agency, Single Family Housing, Revenue Bonds Series 199 4.00%, due 12/1/48	3,640,000	3,878,784
Massachusetts State Development Finance Agency, Prerefunded-Suffolk University, Revenue Bonds Series A 6.00%, due 7/1/24	1,285,000	1,294,368
Massachusetts State Development Finance Agency, Unrefunded-Suffolk University, Revenue Bonds
Series A 6.00%, due 7/1/24	715,000	720,091
Series A 6.25%, due 7/1/30	2,050,000	2,065,436
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,136,280

		50,234,380

Michigan 3.1%
City of Detroit MI, Sewage Disposal System, Senior Lien, Revenue Bonds Series C-1, Insured: AGM 7.00%, due 7/1/27	5,000,000	5,043,300
Detroit City School District, Improvement School Building & Site, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	814,185
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	3,922,994
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	4,894,988
Downriver Utility Wastewater Authority, Revenue Bonds Insured: AGM 5.00%, due 4/1/31	1,600,000	1,882,032

20	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Grand Rapids Public Schools, Unlimited General Obligation Insured: AGM 5.00%, due 11/1/42	$1,400,000	$1,659,140
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/39	14,150,000	15,326,006
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Series C 5.25%, due 7/1/35	20,000,000	23,675,800
Senior Lien-Series A 5.25%, due 7/1/41	5,000,000	5,316,950
Senior Lien-Series A 5.75%, due 7/1/37	5,550,000	5,985,952
Lincoln Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 5/1/28	2,030,000	2,417,040
Series A, Insured: AGM 5.00%, due 5/1/30	1,455,000	1,714,048
Series A, Insured: AGM 5.00%, due 5/1/40	1,500,000	1,708,650
Livonia Public School District, Unlimited General Obligation Insured: AGM 5.00%, due 5/1/40	4,365,000	4,939,609
Michigan Finance Authority, Great Lakes Water, Revenue Bonds
Series C-7, Insured: NATL-RE 5.00%, due 7/1/32	2,500,000	2,817,625
Series C-3, Insured: AGM 5.00%, due 7/1/33	3,000,000	3,374,430
Series C-1 5.00%, due 7/1/44	2,500,000	2,674,950
Michigan Finance Authority, Henry Ford Health System, Revenue Bonds Series A 5.00%, due 11/15/48	7,500,000	8,784,825
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D2, Insured: AGM 5.00%, due 7/1/28	500,000	571,540
Series D-1 5.00%, due 7/1/33	500,000	573,930
Series D-1 5.00%, due 7/1/34	500,000	572,570

	Principal Amount	Value
Michigan (continued)
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds (continued)
Series D1, Insured: AGM 5.00%, due 7/1/35	$2,000,000	$2,240,960
Series D6, Insured: NATL-RE 5.00%, due 7/1/36	7,400,000	8,278,306
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds
5.00%, due 11/1/24	750,000	871,463
5.00%, due 11/1/25	1,000,000	1,184,910
5.00%, due 11/1/27	1,200,000	1,467,108
5.00%, due 11/1/30	500,000	608,390
5.00%, due 11/1/31	750,000	907,755
Saginaw City School District, Unlimited General Obligation
Insured: Q-SBLF 5.00%, due 5/1/29	260,000	300,521
Insured: Q-SBLF 5.00%, due 5/1/30	350,000	402,045
Insured: Q-SBLF 5.00%, due 5/1/31	750,000	856,598
Insured: Q-SBLF 5.00%, due 5/1/34	250,000	282,665
Insured: Q-SBLF 5.00%, due 5/1/35	350,000	394,814
Insured: Q-SBLF 5.00%, due 5/1/36	425,000	478,448
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,500,000	2,506,100

		119,450,647

Minnesota 0.5%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Fairview Health Services, Revenue Bonds 4.00%, due 11/15/37	1,000,000	1,068,270
Minnesota Housing Finance Agency, Residential Housing Finance, Revenue Bonds
Series E, Insured: GNMA/FMNA/FHLMC 4.25%, due 1/1/49	5,000,000	5,393,950
Series B, Insured: GNMA/FNMA/FHLMC 4.25%, due 7/1/49	10,500,000	11,371,290

		17,833,510

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Mississippi 0.1%
Mississippi Development Bank, Hinds County School District Project, Revenue Bonds 5.00%, due 3/1/43	$1,510,000	$1,744,533
Mississippi Home Corp., Mortgage Revenue, Revenue Bonds Series A 4.00%, due 12/1/44	2,000,000	2,137,700

		3,882,233

Missouri 0.8%
City of Kansas MO, Improvement Downtown Arena Project, Revenue Bonds Series E 5.00%, due 4/1/40	10,055,000	11,261,600
Health & Educational Facilities Authority of the State of Missouri, SSM Health Care, Revenue Bonds Series A 5.00%, due 6/1/30	4,000,000	4,508,120
Joplin Industrial Development Authority, Freeman Health System, Revenue Bonds 5.00%, due 2/15/35	605,000	658,119
Missouri Housing Development Commission Mortgage Revenue, Homeownership Loan Program, Revenue Bonds
Series A, Insured: GNMA/FNMA/FHLMC 4.25%, due 5/1/47	7,750,000	8,411,850
Series A, Insured: GNMA/FNMA/FHLMC 4.25%, due 5/1/49	4,555,000	4,912,886

		29,752,575

Montana 1.0%
Missoula County Elementary School District No. 1 School Building, Unlimited General Obligation
4.00%, due 7/1/30	145,000	162,201
4.00%, due 7/1/31	345,000	382,415
4.00%, due 7/1/32	590,000	649,437
4.00%, due 7/1/33	555,000	609,063
Missoula High School District No. 1 School Building, Unlimited General Obligation
4.00%, due 7/1/30	500,000	562,475
4.00%, due 7/1/31	335,000	372,637
4.00%, due 7/1/33	350,000	386,799
4.00%, due 7/1/34	370,000	406,208
4.00%, due 7/1/35	515,000	561,855

	Principal Amount	Value
Montana (continued)
Montana Board of Housing, Revenue Bonds
Series B 3.40%, due 12/1/33	$1,645,000	$1,715,587
Series B 3.60%, due 6/1/37	2,125,000	2,185,520
Series B 4.00%, due 12/1/43	1,775,000	1,879,903
Montana Facilities Finance Authority, Revenue Bonds
5.00%, due 2/15/30	1,790,000	2,088,518
5.00%, due 2/15/31	1,500,000	1,736,700
5.00%, due 2/15/32	775,000	892,149
5.00%, due 2/15/33	1,320,000	1,509,156
5.00%, due 2/15/34	1,200,000	1,366,164
Silver Bow County School District No. 1, Unlimited General Obligation
4.00%, due 7/1/30	1,745,000	1,988,445
4.00%, due 7/1/32	1,945,000	2,192,190
4.00%, due 7/1/33	2,020,000	2,268,420
Yellowstone County K-12, School District No 26 Lockwood, Unlimited General Obligation
5.00%, due 7/1/29	2,260,000	2,786,896
5.00%, due 7/1/30	2,500,000	3,056,775
5.00%, due 7/1/31	3,015,000	3,658,672
5.00%, due 7/1/32	3,300,000	3,986,598

		37,404,783

Nebraska 1.8%
Central Plains Energy, Project No. 3, Revenue Bonds
5.00%, due 9/1/32	5,190,000	5,617,552
Series A 5.00%, due 9/1/42	20,000,000	25,158,400
5.00%, due 9/1/42	13,960,000	15,123,985
5.25%, due 9/1/37	15,535,000	16,948,685
Nebraska Investment Finance Authority Single Family Housing, Revenue Bonds Series C 4.00%, due 9/1/48	5,440,000	5,795,450

		68,644,072

New Hampshire 0.2%
City of Manchester NH, General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	1,932,606
New Hampshire Health & Education Facilities Authority, Southern University, Revenue Bonds
5.00%, due 1/1/31	905,000	1,035,030
5.00%, due 1/1/32	950,000	1,079,504

22	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New Hampshire (continued)
New Hampshire Health & Education Facilities Authority, Southern University, Revenue Bonds (continued)
5.00%, due 1/1/33	$1,000,000	$1,130,120
5.00%, due 1/1/34	1,050,000	1,180,221
5.00%, due 1/1/35	600,000	670,908

		7,028,389

New Jersey 4.0%
Atlantic County Improvement Authority, Stockton University-Atlantic City, Revenue Bonds
Series A, Insured: AGM 5.00%, due 7/1/31	2,670,000	3,106,865
Series A, Insured: AGM 5.00%, due 7/1/32	1,305,000	1,513,944
Series A, Insured: AGM 5.00%, due 7/1/33	1,395,000	1,614,071
City of Atlantic City NJ, Unlimited General Obligation
Series B, Insured: AGM 4.00%, due 3/1/42	6,270,000	6,603,815
Series B, Insured: AGM 5.00%, due 3/1/32	4,500,000	5,241,420
New Brunswick Parking Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/28	4,880,000	5,866,882
Series A, Insured: BAM 5.00%, due 9/1/29	2,370,000	2,832,008
Series A, Insured: BAM 5.00%, due 9/1/30	4,605,000	5,464,569
Series A, Insured: BAM 5.00%, due 9/1/31	6,780,000	7,998,230
New Jersey Building Authority, Unrefunded, Revenue Bonds
Series A, Insured: BAM 5.00%, due 6/15/25	2,015,000	2,319,789
Series A, Insured: BAM 5.00%, due 6/15/28	1,805,000	2,094,955
New Jersey Economic Development Authority, Revenue Bonds
5.00%, due 1/1/28 (c)	1,000,000	1,117,910
Series A, Insured: BAM 5.00%, due 7/1/28	2,000,000	2,337,500
5.50%, due 1/1/26 (c)	1,000,000	1,145,600
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM 5.00%, due 7/1/29	4,775,000	5,563,878

	Principal Amount	Value
New Jersey (continued)
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds (continued)
Series A, Insured: BAM 5.00%, due 7/1/30	$5,000,000	$5,803,900
Series A, Insured: BAM 5.00%, due 7/1/31	3,000,000	3,473,820
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds Series A 5.00%, due 7/1/38	10,000,000	11,645,600
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds Series C 4.75%, due 10/1/50	12,500,000	13,777,625
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds
Series A 5.00%, due 6/15/28	4,800,000	5,533,920
Series A 5.00%, due 6/15/29	8,380,000	9,611,609
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series C, Insured: AGM (zero coupon), due 12/15/34	30,000,000	17,140,500
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds Series A 5.00%, due 12/15/28	5,000,000	5,820,000
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	4,000,000	4,488,680
Newark Housing Authority, Revenue Bonds
Insured: AGM 4.00%, due 12/1/27	500,000	545,080
Insured: AGM 4.00%, due 12/1/29	250,000	270,035
Insured: AGM 4.00%, due 12/1/30	250,000	268,110
Insured: AGM 4.00%, due 12/1/31	225,000	239,796
Insured: AGM 5.00%, due 12/1/28	750,000	882,203
Insured: AGM 5.00%, due 12/1/38	1,740,000	1,979,302

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/31	$3,000,000	$3,510,150
Series A 5.00%, due 6/1/33	6,500,000	7,549,490
Series A 5.00%, due 6/1/34	1,500,000	1,732,020
Series A 5.00%, due 6/1/36	6,000,000	6,859,620

		155,952,896

New Mexico 0.1%
City of Farmington NM, Revenue Bonds Series C 5.90%, due 6/1/40	2,000,000	2,079,420
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, Revenue Bonds Series C, Class I 4.00%, due 1/1/49	3,475,000	3,705,844

		5,785,264

New York 14.2%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds
Insured: AGM 5.00%, due 12/15/19	975,000	994,110
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,074,743
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,160,355
City of New York NY, Unlimited General Obligation
Subseries H-2 2.30%, due 1/1/36 (a)	1,200,000	1,200,000
5.25%, due 10/1/32	20,000,000	24,590,000
Long Island Power Authority, Electric System, Revenue Bonds Insured: BAM 5.00%, due 9/1/44	10,000,000	11,145,700
Long Island Power Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/39	10,000,000	11,263,600
Series B 5.00%, due 9/1/45	8,970,000	10,120,133
Metropolitan Transportation Authority, Green, Revenue Bonds Series B-1 5.00%, due 11/15/36	4,500,000	5,294,880

	Principal Amount	Value
New York (continued)
Metropolitan Transportation Authority, Revenue Bonds
Series C-2, Insured: BAM (zero coupon), due 11/15/40	$5,000,000	$2,384,150
Series D 5.00%, due 11/15/32	9,000,000	10,771,920
Series C-1 5.00%, due 11/15/34	10,000,000	11,857,200
New York City Housing Development Corp., Revenue Bonds Series E-1-C 4.95%, due 11/1/46	4,625,000	5,114,464
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1 5.00%, due 7/15/33	6,060,000	6,983,544
Series S-2 5.00%, due 7/15/34	5,000,000	5,813,800
Series S-1 5.00%, due 7/15/36	10,000,000	11,455,300
Series S-1 5.00%, due 7/15/43	11,880,000	13,639,666
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Subseries C-4 2.30%, due 11/1/44 (a)	35,000,000	35,000,000
Subseries F-1 5.00%, due 5/1/32	4,000,000	4,803,040
Series B-1 5.00%, due 8/1/32	10,000,000	11,441,800
5.00%, due 5/1/33	10,000,000	11,773,700
Series A-2 5.00%, due 8/1/34	7,795,000	9,327,809
Series A1 5.00%, due 8/1/36	5,100,000	5,904,321
Subseries E-1 5.00%, due 2/1/37	5,000,000	5,787,700
Series E-1 5.00%, due 2/1/41	2,500,000	2,845,050
Subseries F-1 5.00%, due 5/1/42	11,500,000	13,419,925
New York City Water & Sewer System, Revenue Bonds Series EE 5.25%, due 6/15/33	6,235,000	7,645,856
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 2 6.375%, due 7/15/49	5,000,000	5,159,300

24	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York Liberty Development Corp., Revenue Bonds 5.00%, due 12/15/41	$12,315,000	$13,256,112
New York Liberty Development Corp., World Trade Center, Revenue Bonds 5.75%, due 11/15/51	18,940,000	20,765,248
New York Mortgage Agency, Homeowner Mortgage, Revenue Bonds Series 211 3.625%, due 10/1/38	6,540,000	6,707,489
New York State Dormitory Authority, New York University, Revenue Bonds Series A 5.00%, due 7/1/35	6,610,000	7,688,620
New York State Dormitory Authority, Revenue Bonds Series E 5.00%, due 3/15/34	4,190,000	4,876,573
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series E 5.00%, due 3/15/37	5,250,000	6,350,925
Series E 5.00%, due 3/15/40	5,000,000	5,985,950
5.00%, due 3/15/40	8,280,000	9,683,626
Series B 5.00%, due 3/15/40	26,080,000	30,978,606
Series E 5.00%, due 3/15/43	20,000,000	23,792,400
Series A 5.00%, due 3/15/43	10,000,000	11,806,600
5.00%, due 3/15/44	5,000,000	5,823,900
Series A 5.00%, due 3/15/45	3,000,000	3,529,770
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds 5.00%, due 2/15/38	13,490,000	15,984,706
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A 5.00%, due 7/1/36	1,000,000	1,183,330
Series A 5.00%, due 7/1/38	1,000,000	1,174,950
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series A 5.00%, due 3/15/30	12,350,000	14,659,821
Series A 5.00%, due 3/15/43	10,360,000	12,333,891

	Principal Amount	Value
New York (continued)
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (c)
Insured: AGM 4.00%, due 7/1/31	$10,925,000	$11,604,207
Series A, Insured: AGM 4.00%, due 7/1/36	24,800,000	26,010,488
Port Authority of New York & New Jersey, Revenue Bonds 5.00%, due 9/1/48	5,000,000	5,944,850
Rensselaer City School District, Certificates of Participation
Insured: AGM 5.00%, due 6/1/26	1,060,000	1,276,102
Insured: AGM 5.00%, due 6/1/27	1,000,000	1,199,990
Insured: AGM 5.00%, due 6/1/30	1,880,000	2,220,092
Insured: AGM 5.00%, due 6/1/32	2,000,000	2,339,940
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds (c)
5.00%, due 1/1/29	1,615,000	1,723,528
Series A 5.00%, due 1/1/30	2,100,000	2,234,841
Triborough Bridge & Tunnel Authority, Revenue Bonds
Subseries B-2 2.22%, due 1/1/32 (a)	12,200,000	12,200,000
Series B 5.00%, due 11/15/35	8,560,000	10,195,474
Series B 5.00%, due 11/15/38	3,600,000	4,248,828
Series A 5.00%, due 11/15/44	3,150,000	3,749,634
Series A 5.00%, due 11/15/45	12,540,000	14,929,246
TSASC, Inc., Revenue Bonds
Series A 5.00%, due 6/1/34	6,990,000	7,911,352
Series A 5.00%, due 6/1/35	2,865,000	3,229,571

		555,572,726

North Carolina 0.6%
North Carolina Medical Care Commission, Moses Cone Health System, Revenue Bonds Series B 2.25%, due 10/1/35 (a)	9,370,000	9,370,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina Medical Care Commission, North Carolina Baptist Hospital, Revenue Bonds 5.25%, due 6/1/25	$1,000,000	$1,037,920
University of North Carolina Hospital, Chapel Hill, Revenue Bonds Series B 2.20%, due 2/15/31 (a)	14,595,000	14,595,000

		25,002,920

North Dakota 0.3%
North Dakota Housing Finance Agency, Home Mortgage Finance Program, Revenue Bonds
Series D 4.25%, due 1/1/49	9,000,000	9,671,850
Series A 4.25%, due 7/1/49	3,000,000	3,248,880

		12,920,730

Ohio 1.5%
Allen County Hospital Facilities, Catholic Healthcare, Revenue Bonds Series C 2.30%, due 6/1/34 (a)	10,000,000	10,000,000
City of Cleveland OH, Airport System, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/30	3,000,000	3,225,870
City of Cleveland OH, Income Tax, Bridges & Roadways Improvements, Revenue Bonds, Series A-2	1,500,000	1,673,675
Clermont County Port Authority, W. Clermont Local School District Project, Revenue Bonds
Insured: BAM 5.00%, due 12/1/31	650,000	752,186
Insured: BAM 5.00%, due 12/1/32	2,200,000	2,537,744
Insured: BAM 5.00%, due 12/1/33	1,335,000	1,535,197
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,108,443
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,172,280

	Principal Amount	Value
Ohio (continued)
County of Montgomery OH, Premier Health-Miami Valley Hospital, Revenue Bonds (a)
Series E 2.30%, due 11/15/45	$10,740,000	$10,740,000
Series F 2.30%, due 11/15/45	7,800,000	7,800,000
Ohio Higher Educational Facilities Commission, Cleveland Clinic Health System, Revenue Bonds Series B-1 2.15%, due 1/1/39 (a)	9,500,000	9,500,000
Ohio Housing Finance Agency, Residential Mortgage Revenue, Revenue Bonds Series A, Insured: GNMA/FNMA/FHLMC 4.50%, due 9/1/48	5,995,000	6,515,965

		58,561,360

Oklahoma 1.1%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds
Series A 5.00%, due 9/1/26	1,800,000	2,159,136
Series A 5.00%, due 9/1/27	3,780,000	4,494,420
Series A 5.00%, due 9/1/28	5,000,000	5,910,250
Series A 5.00%, due 9/1/29	4,620,000	5,428,038
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds
5.00%, due 9/1/28	3,200,000	3,756,608
5.00%, due 9/1/29	2,370,000	2,774,085
Oklahoma Housing Finance Agency, Homeownership Loan Program, Revenue Bonds Series A 4.75%, due 9/1/48	3,305,000	3,633,517
Oklahoma Municipal Power Authority, Revenue Bonds Series A 4.00%, due 1/1/47	7,650,000	7,894,035
Oklahoma State Municipal Power Authority, Revenue Bonds
Series A 5.00%, due 1/1/29	250,000	294,760
Series A 5.00%, due 1/1/30	900,000	1,056,240

26	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Oklahoma (continued)
Oklahoma State Municipal Power Authority, Revenue Bonds (continued)
Series A 5.00%, due 1/1/32	$805,000	$934,943
Series A 5.00%, due 1/1/34	230,000	265,291
Tulsa Airports Improvement Trust, Revenue Bonds Series D, Insured: BAM 5.00%, due 6/1/28	500,000	516,755
Weatherford Industrial Trust Educational Facilities, Weatherford Public Schools Project, Revenue Bonds
5.00%, due 3/1/31	1,820,000	2,170,787
5.00%, due 3/1/33	2,500,000	2,955,700

		44,244,565

Oregon 0.4%
Marion & Polk Counties, Salem-Keizer School District No. 24J, Unlimited General Obligation Insured: School Bond Guaranty 5.00%, due 6/15/39	4,000,000	4,814,800
Oregon State Housing & Community Services Department, Single Family Mortgage Program, Revenue Bonds Series C 4.50%, due 7/1/49	10,675,000	11,586,431

		16,401,231

Pennsylvania 2.9%
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	7,000,000	7,456,470
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds Insured: BAM 5.00%, due 6/1/31	10,000,000	11,950,200
County of Lancaster PA, Unlimited General Obligation
Series A, Insured: BAM 4.00%, due 5/1/30	500,000	543,465
Series A, Insured: BAM 4.00%, due 5/1/31	420,000	454,575
Insured: AGM 5.00%, due 11/1/27	1,390,000	1,644,773

	Principal Amount	Value
Pennsylvania (continued)
Geisinger Authority Health System, Revenue Bonds (a)
Series A 2.22%, due 5/15/35	$5,000,000	$5,000,000
Series A 2.22%, due 10/1/43	16,000,000	16,000,000
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds Series AT-1, Insured: BAM 5.00%, due 6/15/26	4,270,000	5,115,844
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds Series 14T 5.00%, due 10/1/31	2,300,000	2,672,669
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital Philadelphia Project, Revenue Bonds Series A 2.29%, due 7/1/41 (a)	20,000,000	20,000,000
State Public School Building Authority, Philadelphia Community College, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/15/28	5,505,000	6,324,144
State Public School Building Authority, Philadelphia School District, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/31	30,000,000	35,020,500

		112,182,640

Puerto Rico 5.4%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: AGC 5.125%, due 7/1/47	14,410,000	14,461,588
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: NATL-RE (zero coupon), due 7/1/19	25,000	24,849
Series A, Insured: AGM 4.00%, due 7/1/22	715,000	727,827
Series A, Insured: AGC 5.00%, due 7/1/26	575,000	587,621
Series A, Insured: AGC 5.00%, due 7/1/27	525,000	535,626
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,170,000	5,261,457
Series A, Insured: AGM 5.00%, due 7/1/35	32,580,000	33,674,688

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Insured: AGM 5.25%, due 7/1/20	$1,430,000	$1,464,821
Series A, Insured: NATL-RE 5.25%, due 7/1/21	440,000	444,422
Series A, Insured: AGM 5.25%, due 7/1/24	1,955,000	2,053,552
Series C, Insured: AGM 5.375%, due 7/1/28	700,000	717,703
Series A, Insured: NATL-RE 5.50%, due 7/1/19	550,000	552,046
Series A, Insured: NATL-RE 5.50%, due 7/1/20	4,850,000	4,970,037
Series C, Insured: AGM 5.75%, due 7/1/37	1,150,000	1,175,956
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,240,000	2,291,901
Commonwealth of Puerto Rico, Unrefunded, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/34	285,000	288,360
Insured: AGC 5.25%, due 7/1/32	500,000	508,955
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	4,350,000	4,430,649
Series A, Insured: AGC 6.125%, due 7/1/24	770,000	824,347
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	4,855,000	4,861,360
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, Insured: AGM 3.625%, due 7/1/23	3,115,000	3,114,969
Series UU, Insured: AGC 4.25%, due 7/1/27	2,345,000	2,345,211
Series NN, Insured: NATL-RE 4.75%, due 7/1/33	1,140,000	1,139,943
Series MM, Insured: NATL-RE 5.00%, due 7/1/19	2,600,000	2,607,566
Series RR, Insured: NATL-RE 5.00%, due 7/1/21	1,200,000	1,215,324
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	1,450,000	1,467,907

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series UU, Insured: AGM 5.00%, due 7/1/23	$2,290,000	$2,338,319
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	825,000	834,842
Series PP, Insured: NATL-RE 5.00%, due 7/1/23	1,105,000	1,118,183
Series UU, Insured: AGM 5.00%, due 7/1/24	4,415,000	4,511,953
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	2,915,000	2,948,552
Series TT, Insured: AGM 5.00%, due 7/1/27	500,000	510,120
Series SS, Insured: AGM 5.00%, due 7/1/30	550,000	558,333
Series VV, Insured: NATL-RE 5.25%, due 7/1/26	1,875,000	2,021,906
Series VV, Insured: NATL-RE 5.25%, due 7/1/29	1,470,000	1,594,597
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	2,000,000	2,158,980
Series VV, Insured: NATL-RE 5.25%, due 7/1/34	550,000	591,916
Series VV, Insured: NATL-RE 5.25%, due 7/1/35	620,000	665,700
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series L, Insured: NATL-RE 5.25%, due 7/1/24	2,195,000	2,343,031
Series N, Insured: NATL-RE 5.25%, due 7/1/32	5,525,000	5,964,182
Series CC, Insured: AGM 5.25%, due 7/1/33	2,165,000	2,362,123
Series N, Insured: NATL-RE 5.25%, due 7/1/33	5,030,000	5,424,905
Series N, Insured: AGC 5.25%, due 7/1/34	5,125,000	5,570,977
Series CC, Insured: AGM 5.25%, due 7/1/36	2,355,000	2,533,744
Series N, Insured: AGC 5.25%, due 7/1/36	16,965,000	18,251,456
Series N, Insured: AGC, AGM 5.25%, due 7/1/36	1,425,000	1,533,058
Series N, Insured: AGC 5.25%, due 7/1/39	135,000	143,016
Series L, Insured: AGC 5.25%, due 7/1/41	2,535,000	2,672,017
Series E, Insured: AGM 5.50%, due 7/1/21	670,000	702,569
Series N, Insured: AGC 5.50%, due 7/1/26	625,000	691,056

28	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Series N, Insured: AGC, AGM 5.50%, due 7/1/29	$10,325,000	$11,527,862
Series CC, Insured: AGC 5.50%, due 7/1/31	1,780,000	1,984,130
Puerto Rico Highway & Transportation Authority, Unrefunded, Revenue Bonds
Series D, Insured: AGM 5.00%, due 7/1/27	2,240,000	2,285,338
Series J, Insured: NATL-RE 5.00%, due 7/1/29	650,000	655,857
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 4.75%, due 8/1/22	820,000	832,259
Series A, Insured: AGM 5.00%, due 8/1/21	195,000	197,964
Series A, Insured: AGM 5.00%, due 8/1/27	290,000	295,870
Series A, Insured: AGM 5.00%, due 8/1/30	1,720,000	1,746,058
Series C, Insured: AGM 5.25%, due 8/1/19	1,195,000	1,201,573
Series C, Insured: AGC 5.25%, due 8/1/20	210,000	215,473
Series C, Insured: AGC 5.25%, due 8/1/23	340,000	363,433
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE, XLCA 5.25%, due 7/1/23	265,000	280,786
Series K, Insured: AGM 5.25%, due 7/1/27	1,150,000	1,169,389
Series M-3, Insured: NATL-RE 6.00%, due 7/1/26	300,000	308,247
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	7,465,000	7,605,267
Puerto Rico Sales Tax Financing Corp Sales Tax, Revenue Bonds
Series 2007-A (zero coupon), due 8/1/45	15,955,041	13,371,615
Insured: BHAC (zero coupon), due 8/1/54	869,927	183,128
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Series 2007-A
Series 2007-A (zero coupon), due 8/1/42	7,862,713	6,794,839

		210,813,308

	Principal Amount	Value
Rhode Island 0.4%
Providence Public Buildings Authority, Revenue Bonds Series A, Insured: AGM 5.875%, due 6/15/26	$1,565,000	$1,684,754
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/26	5,000,000	5,828,100
Rhode Island Health & Educational Building Corp., Rhode Island School of Design, Revenue Bonds
5.00%, due 8/15/29	500,000	616,480
5.00%, due 8/15/31	400,000	485,440
5.00%, due 8/15/33	450,000	540,648
Rhode Island Housing & Mortgage Finance Corp., Homeownership Opportunity, Revenue Bonds Series 69-B 4.00%, due 10/1/48	5,620,000	5,993,393

		15,148,815

South Carolina 3.0%
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds Series A 4.00%, due 10/1/48 (d)	4,300,000	4,665,070
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: AGC 5.75%, due 1/1/34	10,345,000	11,152,013
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds Series A 5.00%, due 8/1/19	420,000	423,486
South Carolina Public Service Authority, Revenue Bonds
Series C 5.00%, due 12/1/29	5,000,000	5,661,650
Series A 5.00%, due 12/1/32	10,000,000	11,508,800
Series B 5.00%, due 12/1/41	3,500,000	3,974,005
Series B 5.00%, due 12/1/46	3,125,000	3,543,469
Series B 5.00%, due 12/1/56	2,500,000	2,804,550
Series E 5.25%, due 12/1/55	27,430,000	30,812,668

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
South Carolina (continued)
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series A 5.00%, due 12/1/25	$6,445,000	$6,922,381
Series D 5.00%, due 12/1/26	2,595,000	2,810,229
Series C 5.00%, due 12/1/36	3,310,000	3,491,388
Series D 5.00%, due 12/1/43	5,150,000	5,455,138
South Carolina State Housing Finance & Development Authority, Revenue Bonds Series A 4.50%, due 7/1/48	3,985,000	4,312,766
South Carolina Transportation Infrastructure Bank, Revenue Bonds 5.00%, due 10/1/36	15,000,000	17,611,500
Sumter Two School Facilities Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/27	1,100,000	1,271,842

		116,420,955

South Dakota 0.3%
South Dakota Conservancy District, Revenue Bonds
5.00%, due 8/1/37	1,750,000	2,115,032
5.00%, due 8/1/38	3,000,000	3,613,110
South Dakota Housing Development Authority, Revenue Bonds Series A 4.00%, due 5/1/49	5,000,000	5,361,700

		11,089,842

Tennessee 0.7%
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds Series A 6.00%, due 7/1/38	3,605,000	3,784,962
Tennessee Housing & Development Agency, Residential Finance Program, Revenue Bonds
Issue 3 4.25%, due 7/1/49	3,955,000	4,256,331
4.25%, due 1/1/50	10,000,000	10,854,000
4.50%, due 7/1/49	8,140,000	8,866,821

		27,762,114

	Principal Amount	Value
Texas 5.9%
Bexar County Hospital District, Limited General Obligation 4.00%, due 2/15/37	$4,200,000	$4,542,930
Central Texas Turnpike System, Revenue Bonds
Series C 5.00%, due 8/15/34	5,000,000	5,575,050
Series B 5.00%, due 8/15/37	1,445,000	1,617,865
Series C 5.00%, due 8/15/37	2,135,000	2,365,900
City of Austin TX, Airport System, Revenue Bonds (c)
5.00%, due 11/15/24	4,000,000	4,625,040
5.00%, due 11/15/25	4,000,000	4,714,800
City of Donna TX, Tax & Toll Bridge, Limited General Obligation Insured: BAM 5.00%, due 2/15/30	1,035,000	1,164,665
City of Houston, Limited General Obligation Series A 5.00%, due 3/1/29	5,000,000	6,025,900
Fort Bend Independent School District, Unlimited General Obligation
Series B, Insured: PSF 5.00%, due 2/15/30	1,765,000	2,172,397
Series B, Insured: PSF 5.00%, due 2/15/31	3,250,000	3,977,545
Gulf Coast Industrial Development Authority, Exxon Mobil Project, Revenue Bonds 2.30%, due 11/1/41 (a)	20,000,000	20,000,000
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital, Revenue Bonds Subseries C-2 2.30%, due 12/1/27 (a)	1,700,000	1,700,000
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds 5.00%, due 7/1/38	4,280,000	4,849,625
Harris County Cultural Education Facilities Finance Corp., Texas Medical Center, Revenue Bonds Subseries B-1 2.30%, due 9/1/31 (a)	2,800,000	2,800,000
Harris County Health Facilities Development Corp., Methodist Hospital System, Revenue Bonds Series A-1 2.30%, due 12/1/41 (a)	7,700,000	7,700,000

30	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Harris County-Houston Sports Authority Cap Appreciation, Senior Lien, Revenue Bonds Series A, Insured: AGM (zero coupon), due 11/15/40	$17,115,000	$6,291,132
Little Elm Independent School District, Unlimited General Obligation Insured: PSF 5.00%, due 8/15/46	30,000,000	35,296,200
North Harris County Regional Water Authority, Senior Lien, Revenue Bonds Insured: BAM 5.00%, due 12/15/32	3,215,000	3,547,656
North Texas Tollway Authority, Revenue Bonds
Series A 5.00%, due 1/1/34	1,400,000	1,589,532
Series A 5.00%, due 1/1/35	2,950,000	3,342,527
Series A, Insured: BAM 5.00%, due 1/1/38	9,500,000	10,693,960
Series B 5.00%, due 1/1/40	22,140,000	24,174,002
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series A 5.00%, due 11/15/23	1,245,000	1,377,244
Series A 5.00%, due 11/15/24	1,305,000	1,466,507
Series A 5.00%, due 11/15/25	1,370,000	1,566,732
Series A 5.00%, due 11/15/26	1,440,000	1,666,886
Texas Department of Housing & Community Affairs, Revenue Bonds
Series A, Insured: GNMA/FNMA 4.75%, due 1/1/49	7,000,000	7,739,130
Series A 4.75%, due 3/1/49	4,985,000	5,462,713
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/30	17,100,000	18,557,262
5.00%, due 12/15/31	4,575,000	4,954,359
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	5,020,000	5,306,491
7.50%, due 6/30/32	4,095,000	4,364,328
7.50%, due 6/30/33	5,500,000	5,855,795

	Principal Amount	Value
Texas (continued)
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM 4.00%, due 5/1/31	$1,000,000	$1,063,150
Insured: BAM 4.00%, due 5/1/32	1,295,000	1,370,006
Texas State Municipal Power Agency, Revenue Bonds
5.00%, due 9/1/42	1,900,000	1,971,592
5.00%, due 9/1/47	2,750,000	2,851,393
Texas Water Development Board, Water Implementation Fund, Revenue Bonds Series B 5.00%, due 4/15/30	5,000,000	6,245,450
Town of Prosper TX, Unlimited General Obligation 4.00%, due 2/15/31	1,235,000	1,383,855
Viridian Municipal Management District, Unlimited General Obligation Insured: BAM 6.00%, due 12/1/32	500,000	604,600

		232,574,219

U.S. Virgin Islands 1.6%
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	5,100,000	4,934,250
Series A 6.625%, due 10/1/29	6,960,000	6,838,896
Series A 6.75%, due 10/1/37	5,000,000	4,913,000
Virgin Islands Public Finance Authority, Revenue Bonds
5.00%, due 9/1/30 (b)	5,000,000	5,450,250
Series C 5.00%, due 10/1/30	18,500,000	16,973,750
Series A, Insured: AGM 5.00%, due 10/1/32	15,655,000	16,926,969
Series C, Insured: AGM 5.00%, due 10/1/39	5,920,000	6,418,582

		62,455,697

Utah 1.5%
City of Herriman UT, Special Assessment, Towne Centre Assessment Area 5.00%, due 11/1/29	55,000	56,876
City of Murray UT, Murray City Hospital, IHC Health Services, Inc., Revenue Bonds Series D 2.30%, due 5/15/36 (a)	28,400,000	28,400,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Utah (continued)
Utah Housing Corp., Revenue Bonds
Series H, Insured: GNMA 4.50%, due 10/21/48	$4,189,682	$4,434,317
Series J 4.50%, due 12/21/48	4,970,499	5,260,726
Series A, Insured: GNMA 4.50%, due 1/21/49	9,957,994	10,539,442
Series B, Insured: GNMA 4.50%, due 2/21/49	5,981,648	6,330,916
Utah Infrastructure Agency, Revenue Bonds
5.00%, due 10/15/31	350,000	421,092
5.00%, due 10/15/38	1,990,000	2,335,763
5.00%, due 10/15/41	2,175,000	2,537,094

		60,316,226

Virginia 1.1%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds Insured: AGM 5.00%, due 7/1/41	11,575,000	13,386,719
Hampton Roads Sanitation District, Revenue Bonds
Series A 5.00%, due 10/1/31	3,540,000	4,308,392
Series A 5.00%, due 10/1/32	2,500,000	3,026,075
Virginia Commonwealth Transportation Board, Revenue Bonds
Series A 5.00%, due 5/15/28	4,000,000	4,993,000
Series A 5.00%, due 5/15/29	3,750,000	4,652,888
Series A 5.00%, due 5/15/30	8,000,000	9,860,160
Virginia Resources Authority, Infrastructure Revenue, Revenue Bonds Series A 5.00%, due 11/1/30	2,315,000	2,566,918

		42,794,152

Washington 0.7%
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds
Series 1N 4.00%, due 12/1/48	6,000,000	6,404,940
Series 1N 4.00%, due 6/1/49	7,500,000	8,055,450

	Principal Amount	Value
Washington (continued)
Washington State, Unlimited General Obligation Series C 5.00%, due 2/1/43	$11,335,000	$13,368,386

		27,828,776

Wisconsin 1.1%
University Hospitals & Clinics Authority, Revenue Bonds Series C 2.30%, due 4/1/48 (a)	12,375,000	12,375,000
Wisconsin Center District, Junior Dedicated, Revenue Bonds
Series A 5.00%, due 12/15/31	3,665,000	4,011,416
Series A 5.00%, due 12/15/32	2,850,000	3,110,461
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Revenue Bonds Series A 2.30%, due 2/15/50 (a)	13,985,000	13,985,000
Wisconsin Housing & Economic Development Authority, Revenue Bonds Series D 4.00%, due 3/1/47	8,200,000	8,735,788

		42,217,665

Wyoming 0.3%
West Park Hospital District, Revenue Bonds
Series A 5.50%, due 6/1/21	250,000	261,610
Series A 6.375%, due 6/1/26	1,000,000	1,070,730
Wyoming Community Development Authority, Revenue Bonds
Series 3 4.00%, due 6/1/43	4,450,000	4,733,910
Series 1 4.00%, due 12/1/48	4,000,000	4,283,480

		10,349,730

Total Municipal Bonds (Cost $3,836,213,020)		3,910,539,962

32	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Closed-End Funds 1.2%
Massachusetts 1.2%
Invesco National AMT-Free Municipal Bond ETF	$1,870,000	$48,189,900

Total Closed-End Funds (Cost $47,948,483)		48,189,900

Total Investments (Cost $3,884,161,503)	101.3%	3,958,729,862
Other Assets, Less Liabilities	(1.3)	(51,725,003)
Net Assets	100.0%	$3,907,004,859

†	Percentages indicated are based on Fund net assets.

(a)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Interest on these securities is subject to alternative minimum tax.

(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2019.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

BHAC—Berkshire Hathaway Assurance Corp.

ETF—Exchange-Traded Fund

FHLMC—Federal Home Loan Mortgage Corp.

FNMA—Federal National Mortgage Association

GNMA—Government National Mortgage Association

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds	$—	$3,910,539,962	$—	$3,910,539,962
Closed-End Funds	48,189,900	—	—	48,189,900

Total Investments in Securities	$48,189,900	$3,910,539,962	$—	$3,958,729,862

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in securities, at value (identified cost $3,884,161,503)	$3,958,729,862
Cash	11,592,931
Receivables:
Interest	42,166,637
Fund shares sold	15,368,548
Investment securities sold	469,190
Other assets	122,719

Total assets	4,028,449,887

Liabilities
Payables:
Investment securities purchased	110,978,321
Fund shares redeemed	5,510,502
Manager (See Note 3)	1,214,329
Transfer agent (See Note 3)	452,443
NYLIFE Distributors (See Note 3)	393,581
Professional fees	67,995
Shareholder communication	66,352
Custodian	8,205
Trustees	3,075
Accrued expenses	2,332
Dividend payable	2,747,893

Total liabilities	121,445,028

Net assets	$3,907,004,859

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$3,863,574
Additional paid-in capital	3,862,289,527

3,866,153,101
Total distributable earnings (loss)	40,851,758

Net assets	$3,907,004,859

Class A
Net assets applicable to outstanding shares	$1,447,839,147

Shares of beneficial interest outstanding	143,196,971

Net asset value per share outstanding	$10.11
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.59

Investor Class
Net assets applicable to outstanding shares	$9,688,146

Shares of beneficial interest outstanding	954,143

Net asset value per share outstanding	$10.15
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.63

Class B
Net assets applicable to outstanding shares	$13,515,320

Shares of beneficial interest outstanding	1,337,093

Net asset value and offering price per share outstanding	$10.11

Class C
Net assets applicable to outstanding shares	$224,141,523

Shares of beneficial interest outstanding	22,162,056

Net asset value and offering price per share outstanding	$10.11

Class I
Net assets applicable to outstanding shares	$2,211,820,723

Shares of beneficial interest outstanding	218,707,109

Net asset value and offering price per share outstanding	$10.11

34	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$60,584,137

Expenses
Manager (See Note 3)	6,611,974
Distribution/Service—Class A (See Note 3)	1,726,820
Distribution/Service—Investor Class (See Note 3)	11,931
Distribution/Service—Class B (See Note 3)	34,832
Distribution/Service—Class C (See Note 3)	540,144
Transfer agent (See Note 3)	1,351,773
Professional fees	115,027
Registration	85,698
Shareholder communication	62,005
Trustees	36,472
Custodian	19,016
Miscellaneous	54,184

Total expenses	10,649,876

Net investment income (loss)	49,934,261

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(3,428,157)
Futures transactions	(10,907,030)

Net realized gain (loss) on investments and futures transactions	(14,335,187)

Net change in unrealized appreciation (depreciation) on:
Investments	127,880,979
Futures contracts	(12,342,076)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	115,538,903

Net realized and unrealized gain (loss) on investments and futures transactions	101,203,716

Net increase (decrease) in net assets resulting from operations	$151,137,977

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$49,934,261	$96,130,666
Net realized gain (loss) on investments and futures contracts	(14,335,187)	10,132,105
Net change in unrealized appreciation (depreciation) on investments and futures contracts	115,538,903	(77,398,554)

Net increase (decrease) in net assets resulting from operations	151,137,977	28,864,217

Distributions to shareholders:
Class A	(21,415,009)	(48,970,403)
Investor Class	(148,663)	(314,661)
Class B	(199,941)	(468,606)
Class C	(3,089,519)	(6,678,082)
Class I	(25,081,129)	(39,698,956)

Total distributions to shareholders	(49,934,261)	(96,130,708)

Capital share transactions:
Net proceeds from sale of shares	1,290,740,215	908,337,837
Net asset value of shares issued to shareholders in reinvestment of dividends	34,611,967	70,847,755
Cost of shares redeemed	(484,222,046)	(800,275,249)

Increase (decrease) in net assets derived from capital share transactions	841,130,136	178,910,343

Net increase (decrease) in net assets	942,333,852	111,643,852

Net Assets
Beginning of period	2,964,671,007	2,853,027,155

End of period	$3,907,004,859	$2,964,671,007

36	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.80		$10.02	$10.18	$9.93	$10.03	$9.33

Net investment income (loss)	0.15		0.31	0.31	0.32	0.35	0.39

Net realized and unrealized gain (loss) on investments	0.31		(0.22)	(0.16)	0.25	(0.10)	0.70

Total from investment operations	0.46		0.09	0.15	0.57	0.25	1.09

Less dividends:

From net investment income	(0.15)		(0.31)	(0.31)	(0.32)	(0.35)	(0.39)

Net asset value at end of period	$10.11		$9.80	$10.02	$10.18	$9.93	$10.03

Total investment return (a)	4.76%		0.94%	1.50%	5.73%	2.58%	11.86%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.10	%††	3.15%	3.05%	3.04%	3.51%	3.99%

Net expenses	0.79	%††	0.80%	0.81%	0.80%	0.81%	0.78%

Expenses (before waiver/reimbursement)	0.79	%††	0.80%	0.81%	0.80%	0.82%	0.83%

Portfolio turnover rate	15%		40%	62%	47%	46%	68%

Net assets at end of period (in 000’s)	$1,447,839		$1,405,803	$1,564,955	$1,248,065	$761,278	$427,586

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,

Investor Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.84		$10.06	$10.23	$9.97	$10.08	$9.38

Net investment income (loss)	0.15		0.32	0.31	0.32	0.35	0.39

Net realized and unrealized gain (loss) on investments	0.31		(0.22)	(0.17)	0.26	(0.11)	0.69

Total from investment operations	0.46		0.10	0.14	0.58	0.24	1.08

Less dividends:

From net investment income	(0.15)		(0.32)	(0.31)	(0.32)	(0.35)	(0.38)

Net asset value at end of period	$10.15		$9.84	$10.06	$10.23	$9.97	$10.08

Total investment return (a)	4.75%		0.97%	1.43%	5.83%	2.47%	11.76%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.12	%††	3.17%	3.10%	3.11%	3.54%	3.94%

Net expenses	0.78	%††	0.78%	0.79%	0.79%	0.82%	0.84%

Expenses (before waiver/reimbursement)	0.78	%††	0.78%	0.79%	0.79%	0.83%	0.89%

Portfolio turnover rate	15%		40%	62%	47%	46%	68%

Net assets at end of period (in 000’s)	$9,688		$9,690	$10,216	$16,344	$17,259	$18,264

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.80		$10.01	$10.18	$9.92	$10.03	$9.33

Net investment income (loss)	0.14		0.29	0.28	0.29	0.33	0.35

Net realized and unrealized gain (loss) on investments	0.31		(0.21)	(0.17)	0.26	(0.11)	0.71

Total from investment operations	0.45		0.08	0.11	0.55	0.22	1.06

Less dividends:

From net investment income	(0.14)		(0.29)	(0.28)	(0.29)	(0.33)	(0.36)

Net asset value at end of period	$10.11		$9.80	$10.01	$10.18	$9.92	$10.03

Total investment return (a)	4.63%		0.81%	1.17%	5.58%	2.21%	11.52%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.87	%††	2.92%	2.85%	2.84%	3.28%	3.69%

Net expenses	1.03	%††	1.03%	1.04%	1.04%	1.07%	1.09%

Expenses (before waiver/reimbursement)	1.03	%††	1.03%	1.04%	1.04%	1.08%	1.14%

Portfolio turnover rate	15%		40%	62%	47%	46%	68%

Net assets at end of period (in 000’s)	$13,515		$14,704	$17,068	$19,318	$16,806	$12,439

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.80		$10.02	$10.18	$9.93	$10.03	$9.34

Net investment income (loss)	0.14		0.29	0.28	0.29	0.33	0.36

Net realized and unrealized gain (loss) on investments	0.31		(0.22)	(0.16)	0.25	(0.10)	0.69

Total from investment operations	0.45		0.07	0.12	0.54	0.23	1.05

Less dividends:

From net investment income	(0.14)		(0.29)	(0.28)	(0.29)	(0.33)	(0.36)

Net asset value at end of period	$10.11		$9.80	$10.02	$10.18	$9.93	$10.03

Total investment return (a)	4.63%		0.71%	1.27%	5.48%	2.31%	11.40%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.86	%††	2.92%	2.85%	2.81%	3.28%	3.68%

Net expenses	1.03	%††	1.03%	1.04%	1.04%	1.07%	1.09%

Expenses (before waiver/reimbursement)	1.03	%††	1.03%	1.04%	1.04%	1.08%	1.14%

Portfolio turnover rate	15%		40%	62%	47%	46%	68%

Net assets at end of period (in 000’s)	$224,142		$213,883	$241,526	$273,386	$183,509	$154,863

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

38	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.80		$10.02	$10.18	$9.93	$10.03	$9.34

Net investment income (loss)	0.17		0.34	0.33	0.34	0.38	0.41

Net realized and unrealized gain (loss) on investments	0.31		(0.22)	(0.16)	0.25	(0.10)	0.69

Total from investment operations	0.48		0.12	0.17	0.59	0.28	1.10

Less dividends:

From net investment income	(0.17)		(0.34)	(0.33)	(0.34)	(0.38)	(0.41)

Net asset value at end of period	$10.11		$9.80	$10.02	$10.18	$9.93	$10.03

Total investment return (a)	4.89%		1.19%	1.75%	5.99%	2.83%	12.02%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.33	%††	3.40%	3.31%	3.29%	3.78%	4.21%

Net expenses	0.53	%††	0.55%	0.56%	0.55%	0.56%	0.53%

Expenses (before waiver/reimbursement)	0.53	%††	0.55%	0.56%	0.55%	0.57%	0.58%

Portfolio turnover rate	15%		40%	62%	47%	46%	68%

Net assets at end of period (in 000’s)	$2,211,821		$1,320,591	$1,019,263	$899,128	$513,893	$314,005

*	Unaudited.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Tax Free Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices

40	MainStay MacKay Tax Free Bond Fund

on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

41

Notes to Financial Statements (Unaudited) (continued)

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

In calculating NAV, each closed end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds are taken from the exchange where the security is primarily traded. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of

42	MainStay MacKay Tax Free Bond Fund

shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2019, 94.4% of the Puerto Rico municipal securities held by the Fund were insured.

On February 4, 2019, Judge Laura Taylor Swain confirmed the Puerto Rico Sales Tax Financing Corporation’s (COFINA) Plan of Adjustment, which provided for the restructuring of over $17.6 billion in secured obligations and the issuance of $12 billion in new COFINA bonds under the Restricting Support Agreement. The confirmation order decreed that COFINA Revenues are not “Available Resources” of the Commonwealth as termed in the Puerto Rico Constitution and have a Statutory first lien against the COFINA Pledged Taxes. There are currently two appeals pending on the COFINA Plan of Adjustment with no certainty the COFINA debt restructuring plan will be upheld by higher courts. The COFINA plan is one of five Puerto Rico public entities to file for Title III bankruptcy which resulted in the restructuring of over $17 billion in debt exchanged for new debt at a lower face value. As of April 30, 2019, the Fund held 0.5% of its net assets in COFINA bonds that have not yet been restructured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this

43

Notes to Financial Statements (Unaudited) (continued)

would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(10,907,030)	$(10,907,030)

Total Realized Gain (Loss)		$(10,907,030)	$(10,907,030)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(12,342,076)	$(12,342,076)

Total Change in Unrealized Appreciation (Depreciation)		$(12,342,076)	$(12,342,076)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(481,585,463)	$(481,585,463)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; and 0.39% in excess of $5 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the six-month period ended April 30, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.42% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $6,611,974.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

44	MainStay MacKay Tax Free Bond Fund

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $22,784 and $1,883, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $108,727, $144, $4,192 and $9,809, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$605,161
Investor Class	3,780
Class B	5,523
Class C	85,424
Class I	651,885

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$3,884,256,909	$90,695,871	$(16,222,918)	$74,472,953

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $6,353,534 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

2019	$2,136	$ —

Unlimited	4,218	—

Total	$6,354	$ —

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$408,463
Exempt Interest Dividends	95,722,245
Total	$96,130,708

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with

45

Notes to Financial Statements (Unaudited) (continued)

an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $1,393,346 and $480,847, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	20,707,890	$205,755,891
Shares issued to shareholders in reinvestment of dividends and distributions	1,899,627	18,929,702
Shares redeemed	(23,050,429)	(228,060,644)

Net increase (decrease) in shares outstanding before conversion	(442,912)	(3,375,051)
Shares converted into Class A (See Note 1)	187,852	1,874,788
Shares converted from Class A (See Note 1)	(29,887)	(298,551)

Net increase (decrease)	(284,947)	$(1,798,814)

Year ended October 31, 2018:
Shares sold	27,829,562	$277,281,404
Shares issued to shareholders in reinvestment of dividends and distributions	4,415,082	43,848,053
Shares redeemed	(45,038,927)	(446,306,716)

Net increase (decrease) in shares outstanding before conversion	(12,794,283)	(125,177,259)
Shares converted into Class A (See Note 1)	166,398	1,653,064
Shares converted from Class A (See Note 1)	(120,030)	(1,185,433)

Net increase (decrease)	(12,747,915)	$(124,709,628)

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	56,116	$561,081
Shares issued to shareholders in reinvestment of dividends and distributions	13,776	137,828
Shares redeemed	(57,345)	(572,346)

Net increase (decrease) in shares outstanding before conversion	12,547	126,563
Shares converted into Investor Class (See Note 1)	28,616	287,353
Shares converted from Investor Class (See Note 1)	(71,880)	(718,276)

Net increase (decrease)	(30,717)	$(304,360)

Year ended October 31, 2018:
Shares sold	140,459	$1,403,995
Shares issued to shareholders in reinvestment of dividends and distributions	29,038	289,625
Shares redeemed	(128,010)	(1,278,335)

Net increase (decrease) in shares outstanding before conversion	41,487	415,285
Shares converted into Investor Class (See Note 1)	55,754	554,849
Shares converted from Investor Class (See Note 1)	(127,835)	(1,275,192)

Net increase (decrease)	(30,594)	$(305,058)

46	MainStay MacKay Tax Free Bond Fund

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	69,110	$685,472
Shares issued to shareholders in reinvestment of dividends and distributions	18,556	184,816
Shares redeemed	(237,203)	(2,354,319)

Net increase (decrease) in shares outstanding before conversion	(149,537)	(1,484,031)
Shares converted from Class B (See Note 1)	(14,532)	(144,685)

Net increase (decrease)	(164,069)	$(1,628,716)

Year ended October 31, 2018:
Shares sold	34,039	$341,621
Shares issued to shareholders in reinvestment of dividends and distributions	43,176	428,654
Shares redeemed	(227,067)	(2,257,077)

Net increase (decrease) in shares outstanding before conversion	(149,852)	(1,486,802)
Shares converted from Class B (See Note 1)	(53,311)	(529,520)

Net increase (decrease)	(203,163)	$(2,016,322)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	2,953,652	$29,356,922
Shares issued to shareholders in reinvestment of dividends and distributions	232,195	2,314,401
Shares redeemed	(2,730,322)	(27,102,779)

Net increase (decrease) in shares outstanding before conversion	455,525	4,568,544
Shares converted from Class C (See Note 1)	(117,234)	(1,173,143)

Net increase (decrease)	338,291	$3,395,401

Year ended October 31, 2018:
Shares sold	2,787,815	$27,771,578
Shares issued to shareholders in reinvestment of dividends and distributions	503,206	4,998,795
Shares redeemed	(5,571,996)	(55,431,369)

Net increase (decrease)	(2,280,975)	$(22,660,996)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	105,424,907	$1,054,380,849
Shares issued to shareholders in reinvestment of dividends and distributions	1,307,682	13,045,220
Shares redeemed	(22,799,016)	(226,131,958)

Net increase (decrease) in shares outstanding before conversion	83,933,573	841,294,111
Shares converted into Class I (See Note 1)	17,334	172,514

Net increase (decrease)	83,950,907	$841,466,625

Year ended October 31, 2018:
Shares sold	60,501,972	$601,539,239
Shares issued to shareholders in reinvestment of dividends and distributions	2,142,891	21,282,628
Shares redeemed	(29,694,922)	(295,001,752)

Net increase (decrease) in shares outstanding before conversion	32,949,941	327,820,115
Shares converted into Class I (See Note 1)	79,237	782,232

Net increase (decrease)	33,029,178	$328,602,347

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the per-

48	MainStay MacKay Tax Free Bond Fund

formance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, Fund investment performance and risk as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and managing other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided by New York Life Investments and MacKay under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

50	MainStay MacKay Tax Free Bond Fund

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board

51

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

52	MainStay MacKay Tax Free Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

53

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737619 MS065-19	MST10-06/19 (NYLIM) NL215

MainStay MacKay Unconstrained Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/1997	–2.58 2.01%	–2.19 2.42%	0.93 1.86%	5.47 5.96%	1.25 1.25%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–2.61 1.98	–2.22 2.39	0.90 1.83	5.37 5.85	1.27 1.27
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2/28/1997	–3.49 1.51	–3.42 1.53	0.71 1.07	5.06 5.06	2.02 2.02
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	0.63 1.63	0.66 1.65	1.07 1.07	5.07 5.07	2.02 2.02
Class I Shares	No Sales Charge		1/2/2004	2.13	2.68	2.12	6.23	1.00
Class R2 Shares	No Sales Charge		2/28/2014	1.84	2.21	1.74	1.81	1.35
Class R3 Shares	No Sales Charge		2/29/2016	1.83	1.96	4.93	4.93	1.60
Class R6 Shares	No Sales Charge		2/28/2018	2.23	2.86	2.37	2.37	0.83

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[4]	5.49%	5.29%	2.57%	3.72%
ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index[5]	1.34	2.52	1.03	0.71
Morningstar Nontraditional Bond Category Average[6]	2.51	2.25	2.23	4.73

4.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$1,020.10	$6.36	$1,018.50	$6.36	1.27%

Investor Class Shares	$1,000.00	$1,019.80	$6.46	$1,018.40	$6.46	1.29%

Class B Shares	$1,000.00	$1,015.10	$10.19	$1,014.68	$10.19	2.04%

Class C Shares	$1,000.00	$1,016.30	$10.20	$1,014.68	$10.19	2.04%

Class I Shares	$1,000.00	$1,021.30	$5.11	$1,019.74	$5.11	1.02%

Class R2 Shares	$1,000.00	$1,018.40	$6.86	$1,018.00	$6.85	1.37%

Class R3 Shares	$1,000.00	$1,018.30	$8.11	$1,016.76	$8.10	1.62%

Class R6 Shares	$1,000.00	$1,022.30	$4.21	$1,020.68	$4.21	0.84%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Portfolio Composition as of April 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of April 30, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.75%–0.875%, due 7/15/28–1/15/29

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–4.50%, due 8/1/48–2/1/49

3.	Morgan Stanley, 3.125%–7.30%, due 5/13/19–1/20/27

4.	Goldman Sachs Group, Inc., 2.35%–5.25%, due 7/27/21–5/15/26

5.	Bank of America Corp., 3.004%–8.57%, due 6/17/19–10/22/26
6.	Citigroup, Inc., 2.35%–6.30%, due 8/2/21–7/1/26

7.	Lennar Corp., 4.50%–8.375%, due 6/15/19–12/15/21

8.	Wells Fargo & Co., 2.60%–5.90%, due 7/22/20–5/22/28

9.	Anadarko Petroleum Corp., (zero coupon), due 10/10/36

10.	NXP B.V. / NXP Funding LLC, 4.125%–4.625%, due 6/1/21–6/15/22

8	MainStay MacKay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Joseph Cantwell, Stephen R. Cianci, CFA, Matt Jacob, Neil Moriarty III, and Shu-Yang Tan, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Unconstrained Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MacKay Unconstrained Bond Fund returned 2.13%, underperforming the 5.49% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and outperforming the 1.34% return of the Fund’s secondary benchmark, the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index. Over the same period, Class I shares underperformed the 2.51% return of the Morningstar Nontraditional Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

In the fourth quarter of 2018, Treasury bond yields declined and credit spreads2 widened as investors speculated that further tightening by the Federal Reserve Board (Fed) in 2019 might push the economy into recession. At the beginning of the first quarter of 2019, the Fed concluded the benchmark federal funds rate had risen to a level consistent with its policy objectives, noting that more modest declines in the long end of the yield curve3 reflected restrained inflation, trade policy in flux and aggregate demand failing to pressure resource capacity. Stocks rallied on the Fed’s revised stance, reflecting cautious optimism regarding the durability of the current business cycle. Swayed by similar effects, corporate bond spreads tightened during the remainder of the reporting period, as did spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities).

The Fund lagged the Bloomberg Barclays U.S. Aggregate Bond Index, in large part due to the Fund’s lower duration4 positioning. The Fed’s “pause” stance on rates caused the longer end of the yield curve to rally, and the Fund’s duration was approximately 4.5 years shorter than the Index.

Were there any changes to the Fund during the reporting period?

Effective December 31, 2018, Louis Cohen no longer served as a portfolio manager of the Fund. Dan Roberts, Joseph Cantwell, Stephen R. Cianci, Matt Jacob, Neil Moriarty and Shu-Yang Tan

continue to manage the Fund. For more information about this change refer to the supplement dated October 18, 2018.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund’s use of U.S. Treasury futures for duration and yield-curve management detracted slightly from performance during the reporting period.

What was the Fund’s duration strategy during the reporting period?

As of the beginning of the reporting period, the Fund targeted a duration of about one year. After the Fed pulled back from their tightening stance in late 2018, we began to let the Fund’s duration drift slightly higher, with a goal of remaining below 1.5 years. At the end of the reporting period, the Fund’s duration was 1.2 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Spread product, specifically high-yield and emerging-market debt, performed well during the reporting period and contributed positively to the Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. (Contributions take weightings and total returns into account.) Emerging markets benefited from renewed risk appetites sparked by dovish central banks. The Fund’s investment process favored a modest exposure to relatively conservative positions in state-backed businesses and higher-quality corporates. Securitized assets, including residential mortgage-backed securities (RMBS) and consumer-related asset-backed securities (ABS), though positive for the reporting period, lagged the overall return of the market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. These securities are generally higher rated and shorter duration in nature.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

What were some of the Fund’s largest purchases and sales during the reporting period?

In general terms, as credit spreads narrowed during the reporting period and the compensation for “risk” compressed, we reduced the Fund’s exposure to credit in the form of high-yield bonds and bank loans. At the same time, we methodically added securitized assets—such as ABS, RMBS and commercial mortgage-backed securities (CMBS)—into the Fund, both to reduce volatility and for diversification purposes.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we trimmed the Fund’s weightings to both high-yield bonds and bank loans while selectively adding securitized assets, such as ABS and CMBS. Additionally, as spreads narrowed, we shifted the Fund’s investment-grade corporate positions to the front end of the yield curve to reduce volatility.

How was the Fund positioned at the end of the reporting period?

Relative to its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund ended the reporting period with overweight exposure to high-yield credit, bank loans and investment-grade credit. As of the end of the reporting period, the Fund held underweight positions in U.S. Treasury bonds and agency mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Unconstrained Bond Fund

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 96.0%† Asset-Backed Securities 3.4%
Auto Floor Plan Asset-Backed Securities 0.7%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$3,340,000	$3,461,391
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class A 3.116% (1 Month LIBOR + 0.63%), due 9/25/23 (a)(b)	3,980,000	3,988,394

		7,449,785

Automobile Asset-Backed Securities 0.2%
World Omni Auto Receivables Trust Series 2019-A, Class A3 3.04%, due 5/15/24	2,355,000	2,377,708

Credit Cards 1.5%
American Express Credit Account Master Trust
Series 2018-9, Class A 2.864% (1 Month LIBOR + 0.38%), due 4/15/26 (a)	2,105,000	2,101,860
Series 2019-1, Class A 2.87%, due 10/15/24	2,060,000	2,079,414
Capital One Multi-Asset Execution Trust Series 2019-A1, Class A1 2.84%, due 12/15/24	3,765,000	3,796,911
Citibank Credit Card Issuance Trust Series 2018-A2, Class A2 2.818% (1 Month LIBOR + 0.33%), due 1/20/25 (a)	4,785,000	4,779,736
Discover Card Execution Note Trust Series 2019-A1, Class A1 3.04%, due 7/15/24	2,425,000	2,457,302

		15,215,223

Home Equity 0.0% ‡
First NLC Trust Series 2007-1, Class A1 2.556% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	318,523	188,430
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 2.586% (1 Month LIBOR + 0.10%), due 3/25/47 (a)	113,397	78,738
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 2.536% (1 Month LIBOR + 0.05%), due 11/25/36 (a)	84,660	39,272

	Principal Amount	Value
Home Equity (continued)
Morgan Stanley ABS Capital I Trust Series 2007-HE4, Class A2A 2.596% (1 Month LIBOR + 0.11%), due 2/25/37 (a)	$85,376	$37,390

		343,830

Other Asset-Backed Securities 1.0%
Daimler Trucks Retail Trust Series 2019-1, Class A3 2.77%, due 8/15/22 (b)	2,925,000	2,926,876
Dell Equipment Finance Trust Series 2018-2, Class A3 3.37%, due 10/22/23 (b)	4,040,000	4,090,875
Verizon Owner Trust Series 2019-A, Class A1A 2.93%, due 9/20/23	3,195,000	3,223,361

		10,241,112

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.997% (3 Month LIBOR + 0.32%), due 5/25/29 (a)	295,318	294,488

Total Asset-Backed Securities (Cost $35,689,130)		35,922,146

Convertible Bonds 0.0%‡
Internet 0.0% ‡
At Home Corp. 4.75%, due 12/15/06 (c)(d)(e)(f)(l)(p)	570,000	7,410

Total Convertible Bonds (Cost $0)		7,410

Corporate Bonds 73.1%
Advertising 0.3%
Lamar Media Corp. 5.375%, due 1/15/24	2,695,000	2,759,006

Aerospace & Defense 0.8%
Moog, Inc. 5.25%, due 12/1/22 (b)	5,505,000	5,587,575
Rockwell Collins, Inc. 3.50%, due 3/15/27	3,350,000	3,319,699

		8,907,274

Agriculture 0.5%
Altria Group, Inc. 3.80%, due 2/14/24	3,660,000	3,728,259
JBS Investments II GmbH 7.00%, due 1/15/26 (b)	1,915,000	1,992,558

		5,720,817

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Airlines 1.6%
Continental Airlines, Inc.
Series 2007-1, Class A 5.983%, due 4/19/22	$2,592,670	$2,732,415
Series 2005-ERJ1 9.798%, due 4/1/21	152,254	158,648
Delta Air Lines, Inc.
Series 2019-1, Class AA 3.204%, due 4/25/24	3,360,000	3,406,800
Series 2007-1, Class A 6.821%, due 8/10/22	1,261,665	1,376,476
U.S. Airways Group, Inc. Series 2010-1, Class A 6.25%, due 4/22/23	4,956,151	5,340,749
United Airlines, Inc. Series 2014-2, Class B 4.625%, due 9/3/22	4,159,640	4,230,770

		17,245,858

Auto Manufacturers 2.2%
Daimler Finance North America LLC 2.30%, due 1/6/20 (b)	6,950,000	6,920,596
Ford Motor Credit Co. LLC 2.681%, due 1/9/20 (g)	3,345,000	3,335,742
General Motors Financial Co., Inc. 3.45%, due 4/10/22 (g)	4,480,000	4,501,833
Toyota Motor Credit Corp. 1.95%, due 4/17/20	5,700,000	5,660,968
Volkswagen Group of America Finance LLC 3.875%, due 11/13/20 (b)	2,925,000	2,965,624

		23,384,763

Banks 18.4%
Bank of America Corp.
3.004%, due 12/20/23 (h)	7,718,000	7,686,496
3.30%, due 1/11/23 (g)	510,000	516,450
3.499%, due 5/17/22 (h)	5,150,000	5,207,827
4.25%, due 10/22/26 (g)	7,260,000	7,496,286
5.125%, due 6/17/19 (h)(i)	4,990,000	4,993,318
6.30%, due 3/10/26 (h)(i)	3,570,000	3,900,225
8.57%, due 11/15/24	1,645,000	2,045,456
Bank of New York Mellon Corp. 2.661%, due 5/16/23 (h)	4,660,000	4,630,055
Barclays Bank PLC 5.14%, due 10/14/20	8,037,000	8,259,285
BB&T Corp. 2.75%, due 4/1/22	6,370,000	6,374,856
Capital One Financial Corp. 5.55%, due 6/1/20 (h)(i)(j)	1,535,000	1,563,781
Citigroup, Inc.
2.35%, due 8/2/21 (g)	5,000,000	4,955,073

	Principal Amount	Value
Banks (continued)
Citigroup, Inc. (continued)
3.352%, due 4/24/25 (h)	$1,880,000	$1,889,571
3.842% (3 Month LIBOR + 1.25%), due 7/1/26 (a)	4,000,000	4,035,065
6.30%, due 5/15/24 (h)(i)(j)	10,800,000	11,232,000
Citizens Bank N.A. 3.25%, due 2/14/22	1,330,000	1,342,164
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (b)	2,270,000	2,317,336
Goldman Sachs Group, Inc.
2.35%, due 11/15/21	9,335,000	9,200,841
2.908%, due 6/5/23 (h)	4,285,000	4,248,877
3.00%, due 4/26/22	7,000,000	7,004,813
3.625%, due 1/22/23	3,227,000	3,291,439
3.854% (3 Month LIBOR + 1.17%), due 5/15/26 (a)	3,220,000	3,192,276
5.25%, due 7/27/21	6,047,000	6,358,059
Huntington National Bank 3.125%, due 4/1/22	4,580,000	4,615,616
Lloyds Banking Group PLC
4.582%, due 12/10/25	3,465,000	3,554,610
4.65%, due 3/24/26	1,985,000	2,030,284
Morgan Stanley
3.125%, due 1/23/23	6,380,000	6,404,896
3.625%, due 1/20/27	6,055,000	6,113,060
4.00%, due 7/23/25	1,920,000	1,996,144
4.875%, due 11/1/22	4,287,000	4,538,636
5.00%, due 11/24/25	2,465,000	2,664,349
5.45%, due 7/15/19 (h)(i)	9,333,000	9,344,666
7.30%, due 5/13/19	3,000,000	3,004,183
PNC Bank N.A. 3.10%, due 10/25/27	3,925,000	3,912,269
Royal Bank of Canada 2.50%, due 1/19/21	5,565,000	5,557,631
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	2,171,000	2,256,583
Santander Holdings USA, Inc.
3.40%, due 1/18/23	1,500,000	1,500,935
3.70%, due 3/28/22	2,000,000	2,020,298
Santander UK Group Holdings PLC 3.571%, due 1/10/23	2,650,000	2,659,106
U.S. Bank N.A. 2.931% (3 Month LIBOR + 0.29%), due 5/21/21 (a)	6,935,000	6,941,335
Wells Fargo & Co.
2.60%, due 7/22/20	4,975,000	4,964,473
3.584%, due 5/22/28 (h)	2,145,000	2,153,545
5.90%, due 6/15/24 (h)(i)	3,690,000	3,833,910
Wells Fargo Bank N.A. 2.40%, due 1/15/20	2,000,000	1,996,153

		193,804,231

12	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Beverages 0.7%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, due 1/23/25 (g)	$885,000	$924,247
4.75%, due 1/23/29	1,770,000	1,895,154
Diageo Capital PLC 2.923% (3 Month LIBOR + 0.24%), due 5/18/20 (a)	4,505,000	4,509,280

		7,328,681

Building Materials 0.4%
Masco Corp. 7.125%, due 3/15/20	290,000	300,457
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	3,580,000	3,647,125

		3,947,582

Chemicals 2.2%
Air Liquide Finance S.A. (b)
1.375%, due 9/27/19	4,135,000	4,110,277
1.75%, due 9/27/21	2,785,000	2,722,998
Ashland LLC 4.75%, due 8/15/22 (g)	2,970,000	3,033,112
Braskem Netherlands Finance B.V. (b)
3.50%, due 1/10/23	1,870,000	1,848,514
4.50%, due 1/10/28	2,505,000	2,454,900
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (b)	2,600,000	2,548,000
W.R. Grace & Co. 5.125%, due 10/1/21 (b)	6,410,000	6,634,350

		23,352,151

Commercial Services 0.8%
IHS Markit, Ltd.
3.625%, due 5/1/24	3,710,000	3,721,872
4.125%, due 8/1/23	1,075,000	1,100,499
Service Corp. International
5.375%, due 1/15/22	1,835,000	1,851,056
5.375%, due 5/15/24 (g)	2,200,000	2,257,992

		8,931,419

Computers 1.1%
Dell International LLC / EMC Corp. 4.90%, due 10/1/26 (b)	4,000,000	4,097,104
Hewlett Packard Enterprise Co. 4.40%, due 10/15/22	2,520,000	2,635,568
International Business Machines Corp. 1.90%, due 1/27/20	4,500,000	4,478,771

		11,211,443

Cosmetics & Personal Care 0.4%
Unilever Capital Corp. 1.80%, due 5/5/20 (g)	4,500,000	4,464,051

	Principal Amount	Value
Diversified Financial Services 2.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.50%, due 5/26/22	$4,430,000	$4,437,856
4.50%, due 5/15/21	480,000	490,952
Air Lease Corp.
2.125%, due 1/15/20 (g)	3,275,000	3,258,384
2.625%, due 7/1/22	2,040,000	2,007,633
3.25%, due 3/1/25	4,000,000	3,884,066
Ally Financial, Inc. 5.75%, due 11/20/25	3,820,000	4,139,925
Capital One Bank USA N.A. 3.375%, due 2/15/23 (g)	3,000,000	3,005,914
Capital One Financial Corp. 4.20%, due 10/29/25	800,000	823,573

		22,048,303

Electric 5.2%
Appalachian Power Co. 3.30%, due 6/1/27	1,800,000	1,779,287
Baltimore Gas & Electric Co. 2.40%, due 8/15/26 (g)	4,150,000	3,915,770
CMS Energy Corp. 3.875%, due 3/1/24	3,818,000	3,916,994
Consolidated Edison, Inc. 2.00%, due 3/15/20	2,815,000	2,797,107
Entergy Arkansas LLC 3.50%, due 4/1/26	1,235,000	1,252,879
Evergy, Inc.
4.85%, due 6/1/21 (g)	5,200,000	5,356,639
5.292%, due 6/15/22 (k)	663,000	701,098
Florida Power & Light Co. 2.75%, due 6/1/23	2,680,000	2,688,019
IPALCO Enterprises, Inc. 3.45%, due 7/15/20 (g)	8,560,000	8,586,504
MidAmerican Energy Co. 3.10%, due 5/1/27	6,000,000	6,011,421
Potomac Electric Power Co. 4.15%, due 3/15/43	1,305,000	1,344,352
Public Service Electric & Gas Co. 3.00%, due 5/15/27	3,405,000	3,378,992
Public Service Enterprise Group, Inc. 2.65%, due 11/15/22 (g)	3,500,000	3,467,771
Southwestern Electric Power Co. 3.85%, due 2/1/48	2,750,000	2,568,101
WEC Energy Group, Inc.
3.10%, due 3/8/22	2,345,000	2,361,946
4.796% (3 Month LIBOR + 2.113%), due 5/15/67 (a)	5,495,000	4,753,175

		54,880,055

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Entertainment 0.5%
Eldorado Resorts, Inc. 7.00%, due 8/1/23 (g)	$4,515,000	$4,718,175

Environmental Controls 0.4%
Waste Management, Inc. 2.40%, due 5/15/23	3,880,000	3,816,709

Food 3.7%
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (b)	4,595,000	4,572,119
Kroger Co. 1.50%, due 9/30/19	4,130,000	4,109,206
Mondelez International Holdings Netherlands B.V. (b)
1.625%, due 10/28/19	4,500,000	4,474,413
2.00%, due 10/28/21	4,885,000	4,771,431
Nestle Holdings, Inc. 3.10%, due 9/24/21 (b)	4,920,000	4,971,930
Smithfield Foods, Inc. (b)
2.70%, due 1/31/20	4,005,000	4,008,991
3.35%, due 2/1/22	2,490,000	2,446,637
Sysco Corp. 3.25%, due 7/15/27 (g)	5,240,000	5,176,193
Tyson Foods, Inc.
2.65%, due 8/15/19	1,656,000	1,656,680
3.95%, due 8/15/24	2,892,000	2,986,897

		39,174,497

Forest Products & Paper 0.8%
Georgia-Pacific LLC
5.40%, due 11/1/20 (b)	4,375,000	4,540,069
8.00%, due 1/15/24	2,945,000	3,590,183

		8,130,252

Gas 0.3%
NiSource, Inc. 3.49%, due 5/15/27	3,120,000	3,123,866

Health Care—Products 1.4%
Abbott Laboratories 3.40%, due 11/30/23	3,520,000	3,597,124
Becton Dickinson & Co.
2.675%, due 12/15/19	3,971,000	3,962,180
3.363%, due 6/6/24	2,860,000	2,866,452
Stryker Corp. 2.625%, due 3/15/21	2,179,000	2,173,870
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,895,000	1,891,257

		14,490,883

	Principal Amount		Value
Health Care—Services 0.5%
Laboratory Corporation of America Holdings 2.625%, due 2/1/20		$5,775,000	$5,763,485

Holding Company—Diversified 0.4%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (b)		3,855,000	3,765,139

Home Builders 3.0%
D.R. Horton, Inc. 5.75%, due 8/15/23		4,250,000	4,593,304
KB Home 8.00%, due 3/15/20		2,250,000	2,340,000
Lennar Corp.
4.50%, due 6/15/19		3,300,000	3,302,063
4.50%, due 11/15/19		4,740,000	4,748,887
6.25%, due 12/15/21		2,875,000	3,025,938
8.375%, due 1/15/21		2,540,000	2,755,646
MDC Holdings, Inc. 5.625%, due 2/1/20 (j)		1,608,000	1,628,100
Meritage Homes Corp. 7.00%, due 4/1/22		4,720,000	5,050,400
Toll Brothers Finance Corp. 5.875%, due 2/15/22		3,735,000	3,940,425

			31,384,763

Insurance 4.2%
Jackson National Life Global Funding 2.20%, due 1/30/20 (b)		2,830,000	2,820,262
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (b)		3,829,000	4,575,655
Lincoln National Corp. 5.04% (3 Month LIBOR + 2.358%), due 5/17/66 (a)		3,537,000	3,041,820
MassMutual Global Funding II 2.50%, due 4/13/22 (b)		3,600,000	3,581,292
Oil Insurance, Ltd. 5.574% (3 Month LIBOR + 2.982%), due 6/30/19 (a)(b)(i)		5,727,000	5,564,181
Pricoa Global Funding I 2.55%, due 11/24/20 (b)		2,725,000	2,717,851
Protective Life Corp. 8.45%, due 10/15/39		3,621,000	5,146,198
Protective Life Global Funding (b)
1.555%, due 9/13/19		4,200,000	4,182,460
2.161%, due 9/25/20		1,355,000	1,344,176
Prudential Financial, Inc. 3.878%, due 3/27/28		800,000	837,912
Scottish Widows, Ltd. Series Reg S 5.50%, due 6/16/23	GBP	6,500,000	9,366,508

14	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Voya Financial, Inc. 3.65%, due 6/15/26 (g)	$1,240,000	$1,237,788

		44,416,103

Internet 1.2%
Baidu, Inc. 4.375%, due 5/14/24	2,380,000	2,477,594
Booking Holdings, Inc. 3.60%, due 6/1/26	2,790,000	2,851,352
Expedia Group, Inc. 5.95%, due 8/15/20	3,485,000	3,617,020
Tencent Holdings, Ltd. 3.28%, due 4/11/24 (b)	3,820,000	3,824,804

		12,770,770

Iron & Steel 0.8%
ArcelorMittal 4.55%, due 3/11/26	3,470,000	3,595,140
Vale Overseas, Ltd. 6.25%, due 8/10/26	4,330,000	4,728,360

		8,323,500

Lodging 0.8%
Marriott International, Inc.
3.75%, due 10/1/25	5,888,000	5,991,143
7.15%, due 12/1/19	2,341,000	2,394,573

		8,385,716

Machinery—Construction & Mining 0.6%
Caterpillar Financial Services Corp. 2.10%, due 1/10/20	6,640,000	6,614,587

Media 0.7%
Comcast Corp. 3.30%, due 10/1/20 (g)	3,135,000	3,159,227
Sky, Ltd. 3.75%, due 9/16/24 (b)	1,480,000	1,531,221
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	1,087,000	1,274,818
Virgin Media Secured Finance PLC 5.25%, due 1/15/26 (b)	1,620,000	1,647,880

		7,613,146

Mining 0.3%
Anglo American Capital PLC 4.875%, due 5/14/25 (b)	3,000,000	3,165,624

Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	1,450,000	1,459,063
Siemens Financieringsmaatschappij N.V. (b)
2.15%, due 5/27/20	1,900,000	1,888,835
2.70%, due 3/16/22	3,320,000	3,311,817

	Principal Amount		Value
Miscellaneous—Manufacturing (continued)
Textron Financial Corp. 4.419% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)(j)		$4,350,000	$3,523,500

			10,183,215

Oil & Gas 4.0%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36 (g)		19,735,000	9,865,915
Concho Resources, Inc. 4.30%, due 8/15/28		2,995,000	3,120,995
Gazprom Via Gaz Capital S.A. 7.288%, due 8/16/37 (b)		2,520,000	3,013,356
Marathon Petroleum Corp. 5.125%, due 4/1/24 (b)		8,050,000	8,262,835
Murphy Oil USA, Inc. 6.00%, due 8/15/23		5,798,000	5,935,702
Petrobras Global Finance B.V. 7.375%, due 1/17/27		3,775,000	4,212,145
Petroleos Mexicanos 6.75%, due 9/21/47		4,835,000	4,457,870
QEP Resources, Inc. 5.375%, due 10/1/22 (g)		3,350,000	3,295,562

			42,164,380

Packaging & Containers 1.3%
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR	3,540,000	4,347,660
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (b)		$4,555,000	4,621,093
WestRock MWV LLC 7.375%, due 9/1/19		1,800,000	1,825,715
WRKCo, Inc. 3.00%, due 9/15/24		2,735,000	2,684,422

			13,478,890

Pharmaceuticals 0.7%
Bausch Health Cos., Inc. 5.75%, due 8/15/27 (b)		2,835,000	2,954,070
Eli Lilly & Co. 2.35%, due 5/15/22 (g)		2,200,000	2,188,361
Takeda Pharmaceutical Co., Ltd. 3.80%, due 11/26/20 (b)		1,435,000	1,454,611
Zoetis, Inc. 3.25%, due 8/20/21		770,000	776,187

			7,373,229

Pipelines 0.9%
Kinder Morgan, Inc.
5.625%, due 11/15/23 (b)		2,449,000	2,675,330
7.75%, due 1/15/32		2,035,000	2,682,695
MPLX, L.P. 4.00%, due 3/15/28		560,000	560,655

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23 (g)	$3,725,000	$3,771,563

		9,690,243

Private Equity 0.1%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.25%, due 2/1/22	1,390,000	1,432,089

Real Estate Investment Trusts 1.4%
American Tower Corp. 3.00%, due 6/15/23	5,500,000	5,484,817
Digital Realty Trust, L.P. 3.70%, due 8/15/27	3,605,000	3,592,148
GLP Capital, L.P. / GLP Financing II, Inc. 4.875%, due 11/1/20	4,749,000	4,839,231
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	472,000	473,722
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	1,000	999

		14,390,917

Retail 1.8%
Alimentation Couche-Tard, Inc. (b)
2.35%, due 12/13/19	3,415,000	3,403,716
2.70%, due 7/26/22	1,500,000	1,481,172
CVS Health Corp. 3.231% (3 Month LIBOR + 0.63%), due 3/9/20 (a)	3,750,000	3,762,030
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(c)(d)	47,667	49,913
Darden Restaurants, Inc. 3.85%, due 5/1/27	4,847,000	4,894,898
QVC, Inc. 4.85%, due 4/1/24	5,680,000	5,810,655

		19,402,384

Semiconductors 1.1%
Broadcom, Inc. 3.625%, due 10/15/24 (b)	2,040,000	2,013,608
NXP B.V. / NXP Funding LLC (b)
4.125%, due 6/1/21	6,300,000	6,423,921
4.625%, due 6/15/22	2,960,000	3,075,144

		11,512,673

Software 0.6%
First Data Corp. 5.00%, due 1/15/24 (b)	270,000	276,780
Microsoft Corp. 1.85%, due 2/6/20	6,190,000	6,158,320

		6,435,100

	Principal Amount		Value
Telecommunications 3.4%
AT&T, Inc.
3.20%, due 3/1/22 (g)		$5,840,000	$5,898,489
3.777% (3 Month LIBOR + 1.18%), due 6/12/24 (a)		2,880,000	2,892,442
Crown Castle Towers LLC 4.241%, due 7/15/48 (b)		3,825,000	3,984,332
Hughes Satellite Systems Corp. 6.50%, due 6/15/19 (g)		2,250,000	2,257,650
Rogers Communications, Inc. 3.625%, due 12/15/25		5,635,000	5,776,735
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (b)		3,425,000	3,489,219
T-Mobile USA, Inc. 6.00%, due 3/1/23 (j)		3,000,000	3,086,250
Telefonica Emisiones SAU 5.462%, due 2/16/21		1,000	1,045
VEON Holdings B.V. 4.95%, due 6/16/24 (b)		3,345,000	3,396,245
Verizon Communications, Inc.
4.125%, due 3/16/27 (g)		685,000	722,428
5.15%, due 9/15/23		3,573,000	3,910,064

			35,414,899

Textiles 0.5%
Cintas Corp. No 2 2.90%, due 4/1/22		4,920,000	4,921,980

Total Corporate Bonds (Cost $766,298,834)			770,042,848

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP	449,000	677,602

Total Foreign Bonds (Cost $724,727)			677,602

Loan Assignments 7.5% (a)
Advertising 0.5%
Outfront Media Capital LLC 2017 Term Loan B 4.479% (1 Month LIBOR + 2.00%), due 3/18/24		$5,128,750	5,117,210

Commercial Services 0.8%
Global Payments, Inc. 2018 Term Loan B3 4.233% (1 Month LIBOR + 1.75%), due 4/21/23		2,523,500	2,519,293

16	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Commercial Services (continued)
KAR Auction Services, Inc. Term Loan B4 4.875% (3 Month LIBOR + 2.25%), due 3/11/21	$5,647,171	$5,638,350

		8,157,643

Containers, Packaging & Glass 0.3%
Berry Global, Inc. 2018 Term Loan S 4.231% (1 Month LIBOR + 1.75%), due 2/8/20	3,050,109	3,046,003

Environmental Controls 0.5%
Advanced Disposal Services, Inc. Term Loan B3 4.681% (1 Week LIBOR + 2.25%), due 11/10/23	5,535,000	5,545,838

Food Services 0.1%
Aramark Services, Inc. 2018 Term Loan B2 4.233% (1 Month LIBOR + 1.75%), due 3/28/24	1,500,146	1,497,645

Hand & Machine Tools 0.4%
Milacron LLC Amended Term Loan B 4.983% (1 Month LIBOR + 2.50%), due 9/28/23	4,325,288	4,282,035

Health Care—Services 0.4%
Syneos Health, Inc. 2018 Term Loan B 4.483% (1 Month LIBOR + 2.00%), due 8/1/24	4,053,561	4,036,459

Household Products & Wares 0.4%
Prestige Brands, Inc. Term Loan B4 4.483% (1 Month LIBOR + 2.00%), due 1/26/24	3,898,047	3,880,506

Insurance 0.4%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.351% (3 Month LIBOR + 2.75%), due 6/7/23	4,100,144	4,057,863

	Principal Amount	Value
Lodging 0.5%
Boyd Gaming Corp. Term Loan B3 4.668% (1 Week LIBOR + 2.25%), due 9/15/23	$332,504	$332,401
Hilton Worldwide Finance LLC Term Loan B2 4.227% (1 Month LIBOR + 1.75%), due 10/25/23	5,324,239	5,341,984

		5,674,385

Machinery—Diversified 0.2%
Zebra Technologies Corp. 2018 Term Loan B 4.229% (1 Month LIBOR + 1.75%), due 10/27/21	1,836,065	1,837,705

Media 0.6%
Nielsen Finance LLC Term Loan B4 4.472% (1 Month LIBOR + 2.00%), due 10/4/23	3,885,700	3,866,272
Virgin Media Bristol LLC Term Loan K 4.973% (1 Month LIBOR + 2.50%), due 1/15/26	2,335,000	2,339,378

		6,205,650

Pharmaceuticals 0.5%
Change Healthcare Holdings, Inc. 2017 Term Loan B 5.233% (1 Month LIBOR + 2.75%), due 3/1/24	5,265,600	5,261,840

Retail 0.1%
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.733% (1 Month LIBOR + 2.25%), due 2/16/24	1,541,808	1,537,310

Software 0.3%
First Data Corp. 2024 Term Loan 4.481% (1 Month LIBOR + 2.00%), due 4/26/24	3,662,825	3,662,572

Telecommunications 1.2%
Level 3 Financing, Inc. 2017 Term Loan B 4.733% (1 Month LIBOR + 2.25%), due 2/22/24	4,000,000	4,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Telecommunications (continued)
SBA Senior Finance II LLC 2018 Term Loan B 4.49% (1 Month LIBOR + 2.00%), due 4/11/25	$8,633,215	$8,576,564

		12,576,564

Transportation 0.3%
XPO Logistics, Inc. 2018 Term Loan B 4.483% (1 Month LIBOR + 2.00%), due 2/24/25	3,285,000	3,267,846

Total Loan Assignments (Cost $79,802,739)		79,645,074

Mortgage-Backed Securities 3.6%
Agency (Collateralized Mortgage Obligations) 0.5%
Federal National Mortgage Association REMIC Series 2019-25, Class PA 1.00%, due 12/30/30 (d)	2,610,000	2,613,393
Government National Mortgage Association Series 2019-43, Class PL 3.00%, due 4/20/49	2,498,000	2,495,421

		5,108,814

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.5%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.716% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	19,827	19,202
BX Commercial Mortgage Trust Series 2018-IND, Class A 2.223% (1 Month LIBOR + 0.75%), due 11/15/35 (a)(b)	3,027,604	3,026,654
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
Series K087, Class A2 3.771%, due 12/25/28	2,065,000	2,192,294
Series K085, Class A2 4.06%, due 10/25/28 (m)	3,485,000	3,778,083
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class A 4.128%, due 7/5/31 (b)	3,940,000	4,138,151
Series 2013-C16, Class A4 4.166%, due 12/15/46	1,990,000	2,096,467

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
JPMBB Commercial Mortgage Securities Trust Series 2015-C28, Class A4 3.227%, due 10/15/48	$3,235,000	$3,265,856
Wells Fargo Commercial Mortgage Trust (b)(m)(n)
Series 2018-1745, Class A 3.874%, due 6/15/36	3,450,000	3,557,605
Series 2018-AUS, Class A 4.194%, due 8/17/36	4,200,000	4,420,580

		26,494,892

Residential Mortgage (Collateralized Mortgage Obligation) 0.2%
JP Morgan Mortgage Trust Series 2019-1, Class A3 4.00%, due 5/25/49 (b)(m)	2,049,625	2,077,379

Whole Loan (Collateralized Mortgage Obligations) 0.4%
Chase Home Lending Mortgage Trust Series 2019-ATR1, Class A4 4.00%, due 4/25/49 (b)(m)	3,810,000	3,879,998
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 4.672%, due 7/25/36 (n)	55,712	56,208

		3,936,206

Total Mortgage-Backed Securities (Cost $36,799,636)		37,617,291

U.S. Government & Federal Agencies 8.3%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.2%
4.00%, due 2/1/49	2,452,556	2,521,750

Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.4%
3.00%, due 10/1/48	3,257,885	3,233,330
4.00%, due 8/1/48	14,760,320	15,182,825
4.00%, due 2/1/49	5,512,594	5,663,184
4.50%, due 1/1/49	10,940,847	11,417,359

		35,496,698

United States Treasury Inflation—Indexed Notes 4.7% (o)
0.75%, due 7/15/28	11,740,104	11,985,950
0.875%, due 1/15/29	36,439,221	37,539,869

		49,525,819

Total U.S. Government & Federal Agencies (Cost $85,953,553)		87,544,267

Total Long-Term Bonds (Cost $1,005,268,619)		1,011,456,638

18	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks 0.0%‡
Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	14	$171

Media 0.0%‡
ION Media Networks, Inc. (c)(d)(f)(p)(q)	22	13,625

Tobacco 0.0% ‡
Turning Point Brands, Inc. (j)	6,802	290,921

Total Common Stocks (Cost $0)		304,717

Short-Term Investments 6.1%
Affiliated Investment Company 6.1%
MainStay U.S. Government Liquidity Fund, 2.20% (r)	63,922,527	63,922,527

Total Affiliated Investment Company (Cost $63,922,527)		63,922,527

	Principal Amount
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.05%, dated 4/30/19 due 5/1/19 Proceeds at Maturity $134,296 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 12/31/22, with a Principal Amount of $140,000 and a Market Value of $140,165)	$134,294	134,294

Total Repurchase Agreement (Cost $134,294)		134,294

Total Short-Term Investments (Cost $64,056,821)		64,056,821

	Shares
Investment of Cash Collateral For Securities Loaned 0.2%
Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (r)	2,172,832	2,172,832

Total Investment of Cash Collateral For Securities Loaned (Cost $2,172,832)		2,172,832

Total Investments, Before Investments Sold Short (Cost $1,071,498,272)	102.3%	1,077,991,008

	Principal Amount	Value
Investments Sold Short (3.2%) Corporate Bonds Sold Short (3.2%)
Health Care—Services (0.2%)
Davita, Inc. 5.00%, due 5/1/25	$(2,940,000)	$(2,876,614)

Internet (1.0%)
Netflix, Inc. 4.375%, due 11/15/26	(10,400,000)	(10,283,000)

Oil & Gas (1.2%)
Noble Energy, Inc. 3.90%, due 11/15/24	(12,115,000)	(12,367,600)

Pharmaceuticals (0.3%)
Mylan N.V. 3.95%, due 6/15/26	(3,090,000)	(2,975,581)

Semiconductors (0.5%)
Amkor Technology, Inc. 6.625%, due 9/15/27 (b)	(5,000,000)	(5,095,312)

Total Investments Sold Short (Proceeds $32,060,340)		(33,598,107)

Total Investments, Net of Investments Sold Short (Cost $1,039,437,932)	99.1%	1,044,392,901
Other Assets, Less Liabilities	0.9	9,485,816
Net Assets	100.0%	$1,053,878,717

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2019.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

Illiquid security—As of April 30, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $70,948, which represented less than one-tenth of a percent of the Fund's net assets.

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2019, the total market value of the fair valued securities was $2,684,341, which represented 0.3% of the Fund's net assets.

(e)	Issue in default.

(f)	Restricted security.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

(g)	Security, or a portion thereof, was maintained in a segregated account at the Fund's custodian as collateral for securities sold short (See Note 2(O)).

(h)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2019.

(i)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(j)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $2,185,730; the total market value of collateral held by the Fund was $2,221,361. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $48,529 (See Note 2(P)).

(k)	Step coupon—Rate shown was the rate in effect as of April 30, 2019.

(l)	Issue in non-accrual status.
(m)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(n)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2019.

(o)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(p)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(q)	Non-income producing security.

(r)	Current yield as of April 30, 2019.

Foreign Currency Forward Contracts

As of April 30, 2019, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date
						Unrealized Appreciation (Depreciation)
EUR	3,865,000	USD	4,323,544	JPMorgan Chase Bank N.A.	5/2/19	$11,443
GBP	7,913,000	USD	10,238,093	JPMorgan Chase Bank N.A.	5/2/19	80,462
USD	13,222,858	EUR	11,487,000	JPMorgan Chase Bank N.A.	5/2/19	339,032
USD	10,442,311	GBP	7,913,000	JPMorgan Chase Bank N.A.	5/2/19	123,757

Total unrealized appreciation						554,694

EUR	7,622,000	USD	8,759,965	JPMorgan Chase Bank N.A.	5/2/19	(211,125)
USD	4,422,418	EUR	3,923,000	JPMorgan Chase Bank N.A.	8/1/19	(11,721)
USD	10,505,735	GBP	8,082,000	JPMorgan Chase Bank N.A.	8/1/19	(82,789)

Total unrealized depreciation						(305,635)

Net unrealized appreciation						$249,059

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be "sold or repurchased," although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of April 30, 2019, the Fund held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Euro Bund	20	June 2019	$3,664,076	$3,708,236	$44,160
United States Treasury Bond	14	June 2019	2,081,970	2,064,563	(17,407)
United States Treasury Ultra Bond	19	June 2019	3,064,672	3,121,344	56,672

Total Long Contracts					83,425

Short Contracts
2-Year United States Treasury Note	(200)	June 2019	(42,460,478)	(42,601,562)	(141,084)
5-Year United States Treasury Note	(380)	June 2019	(43,880,268)	(43,943,437)	(63,169)
10-Year United States Treasury Ultra Note	(783)	June 2019	(101,571,074)	(103,184,719)	(1,613,645)
10-Year United States Treasury Note	(621)	June 2019	(76,018,382)	(76,800,234)	(781,852)
Euro-BTP	(24)	June 2019	(3,430,714)	(3,511,776)	(81,062)

Total Short Contracts					(2,680,812)

Net Unrealized Depreciation					$(2,597,387)

1.	As of April 30, 2019, cash in the amount of $2,391,923 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2019.

20	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Contracts

As of April 30, 2019, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$250,000,000	USD	8/8/2019	Fixed 1.621%	3-Month USD-LIBOR	Quarterly	$8,058	$694,490	$702,548
150,000,000	USD	11/9/2019	Fixed 1.830%	3-Month USD-LIBOR	Quarterly	(3,623)	607,941	604,318
40,000,000	USD	3/16/2023	Fixed 2.793%	3-Month USD-LIBOR	Quarterly	—	(710,724)	(710,724)
41,000,000	USD	3/29/2023	Fixed 2.762%	3-Month USD-LIBOR	Quarterly	—	(688,253)	(688,253)

						$4,435	$(96,546)	$(92,111)

As of April 30, 2019, the Fund held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]

Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	$7,000	1.00%	Quarterly	$(13,381)	$(13,899)	$(27,280)

1.	As of April 30, 2019, cash in the amount of $1,016,877 was on deposit with a broker for centrally cleared swap agreements.

2.

Buy-Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell-Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.

The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at April 30, 2019.

The following abbreviations are used in the preceding pages:

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

USD—United States Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund's assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$35,922,146	$—	$35,922,146
Convertible Bonds (b)	—	—	7,410	7,410
Corporate Bonds	—	770,042,848	—	770,042,848
Foreign Bonds	—	677,602	—	677,602
Loan Assignments	—	79,645,074	—	79,645,074
Mortgage-Backed Securities	—	37,617,291	—	37,617,291
U.S. Government & Federal Agencies	—	87,544,267	—	87,544,267

Total Long-Term Bonds	—	1,011,449,228	7,410	1,011,456,638

Common Stocks (c)	291,092	—	13,625	304,717
Short-Term Investments
Affiliated Investment Company	63,922,527	—	—	63,922,527
Repurchase Agreement	—	134,294	—	134,294

Total Short-Term Investments	63,922,527	134,294	—	64,056,821

Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	2,172,832	—	—	2,172,832

Total Investments in Securities	66,386,451	1,011,583,522	21,035	1,077,991,008

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	554,694	—	554,694
Futures Contracts (d)	100,832	—	—	100,832
Interest Rate Swap Contracts (d)	—	1,306,866	—	1,306,866

Total Other Financial Instruments	100,832	1,861,560	—	1,962,392

Total Investments in Securities and Other Financial Instruments	$66,487,283	$1,013,445,082	$21,035	$1,079,953,400

Liability Valuation Inputs
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(33,598,107)	$—	$(33,598,107)

Total Long-Term Bonds Sold Short	—	(33,598,107)	—	(33,598,107)

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	(305,635)	—	(305,635)
Futures Contracts (d)	(2,698,219)	—	—	(2,698,219)
Credit Default Swap Contracts (d)	—	(27,280)	—	(27,280)
Interest Rate Swap Contracts (d)	—	(1,398,977)	—	(1,398,977)

Total Other Financial Instruments	(2,698,219)	(1,731,892)	—	(4,430,111)

Total Investments in Securities Sold Short and Other Financial Instruments	$(2,698,219)	$(35,329,999)	$—	$(38,028,218)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $7,410 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $13,624 is held in Media within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2019 (a)
Convertible Bonds
Internet	$—	$—	$—	$7,410	$—	$—	$—	$—	$7,410	$7,410
Common Stocks
Media	13,625	—	—	—	—	—	—	—	13,625	—

Total	$13,625	$—	$—	$7,410	$—	$—	$—	$—	$21,035	$7,410

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $1,007,575,745) including securities on loan of $2,185,730	$1,014,068,481
Investment in affiliated investment company, at value (identified cost $63,922,527)	63,922,527
Cash collateral on deposit at broker for futures contracts	2,391,923
Cash collateral on deposit at broker for swap contracts	1,016,877
Cash denominated in foreign currencies (identified cost $28,539)	28,302
Receivables:
Investment securities sold	15,120,286
Dividends and interest	8,776,075
Fund shares sold	2,364,648
Securities lending income	1,311
Unrealized appreciation on foreign currency forward contracts	554,694
Other assets	109,208
Premiums paid for OTC swap contracts	13,381

Total assets	1,108,367,713

Liabilities
Investments sold short (proceeds $32,060,340)	33,598,107
Payables:
Investment securities purchased	13,420,462
Fund shares redeemed	2,380,115
Collateral received for securities on loan	2,172,832
Interest on investments sold short	589,610
Manager (See Note 3)	507,429
Variation margin on futures contracts	446,568
Transfer agent (See Note 3)	330,169
NYLIFE Distributors (See Note 3)	145,932
Broker fees and charges on short sales	138,461
Shareholder communication	85,454
Variation margin on centrally cleared swap contracts	68,704
Professional fees	48,761
Custodian	11,566
Trustees	2,191
Accrued expenses	10,373
Unrealized depreciation on foreign currency forward contracts	305,635
Dividend payable	199,347
Unrealized depreciation on OTC swap contracts	27,280

Total liabilities	54,488,996

Net assets	$1,053,878,717

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,212,776
Additional paid-in capital	1,244,808,791

1,246,021,567
Total distributable earnings (loss)	(192,142,850)

Net assets	$1,053,878,717

Class A
Net assets applicable to outstanding shares	$205,126,182

Shares of beneficial interest outstanding	23,608,473

Net asset value per share outstanding	$8.69
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.10

Investor Class
Net assets applicable to outstanding shares	$20,483,823

Shares of beneficial interest outstanding	2,338,120

Net asset value per share outstanding	$8.76
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.17

Class B
Net assets applicable to outstanding shares	$9,055,303

Shares of beneficial interest outstanding	1,047,553

Net asset value and offering price per share outstanding	$8.64

Class C
Net assets applicable to outstanding shares	$108,326,243

Shares of beneficial interest outstanding	12,541,597

Net asset value and offering price per share outstanding	$8.64

Class I
Net assets applicable to outstanding shares	$657,312,058

Shares of beneficial interest outstanding	75,580,885

Net asset value and offering price per share outstanding	$8.70

Class R2
Net assets applicable to outstanding shares	$6,811,108

Shares of beneficial interest outstanding	784,297

Net asset value and offering price per share outstanding	$8.68

Class R3
Net assets applicable to outstanding shares	$194,357

Shares of beneficial interest outstanding	22,365

Net asset value and offering price per share outstanding	$8.69

Class R6
Net assets applicable to outstanding shares	$46,569,643

Shares of beneficial interest outstanding	5,354,337

Net asset value and offering price per share outstanding	$8.70

24	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$21,663,769
Dividends-affiliated	331,900
Securities lending	5,517
Dividends-unaffiliated	2,814

Total income	22,004,000

Expenses
Manager (See Note 3)	3,122,768
Transfer agent (See Note 3)	968,176
Distribution/Service—Class A (See Note 3)	262,610
Distribution/Service—Investor Class (See Note 3)	25,035
Distribution/Service—Class B (See Note 3)	49,277
Distribution/Service—Class C (See Note 3)	582,829
Distribution/Service—Class R2 (See Note 3)	8,284
Distribution/Service—Class R3 (See Note 3)	472
Interest on investments sold short	672,845
Broker fees and charges on short sales	392,437
Registration	84,198
Shareholder communication	65,952
Professional fees	65,937
Custodian	21,131
Interest expense	17,136
Trustees	13,882
Shareholder service (See Note 3)	3,408
Miscellaneous	26,327

Total expenses	6,382,704

Net investment income (loss)	15,621,296

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(9,899,828)
Investments sold short	(75,425)
Futures transactions	(9,100,832)
Swap transactions	1,797,944
Foreign currency forward transactions	611,896
Foreign currency transactions	(120,837)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(16,787,082)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	31,844,981
Investments sold short	(1,339,532)
Futures contracts	(3,061,385)
Swap contracts	(5,206,455)
Foreign currency forward contracts	(602,652)
Translation of other assets and liabilities in foreign currencies	10,812

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	21,645,769

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	4,858,687

Net increase (decrease) in net assets resulting from operations	$20,479,983

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,621,296	$34,902,238
Net realized gain (loss) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(16,787,082)	12,030,856
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	21,645,769	(42,770,282)

Net increase (decrease) in net assets resulting from operations	20,479,983	4,162,812

Distributions to shareholders:
Class A	(3,225,939)	(7,841,617)
Investor Class	(304,414)	(629,840)
Class B	(113,053)	(297,747)
Class C	(1,338,292)	(3,365,854)
Class I	(10,956,332)	(25,600,022)
Class R2	(98,852)	(77,254)
Class R3	(2,569)	(3,444)
Class R6	(827,270)	(1,320,203)

	(16,866,721)	(39,135,981)

Distributions to shareholders from return of capital:
Class A	—	(119,065)
Investor Class	—	(9,563)
Class B	—	(4,521)
Class C	—	(51,106)
Class I	—	(388,702)
Class R2	—	(1,173)
Class R3	—	(52)
Class R6	—	(20,046)

	—	(594,228)

Total distributions to shareholders	(16,866,721)	(39,730,209)

Capital share transactions:
Net proceeds from sale of shares	121,079,332	317,200,945
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,494,760	36,078,388
Cost of shares redeemed	(243,151,703)	(506,161,638)

Increase (decrease) in net assets derived from capital share transactions	(106,577,611)	(152,882,305)

Net increase (decrease) in net assets	(102,964,349)	(188,449,702)

Net Assets
Beginning of period	1,156,843,066	1,345,292,768

End of period	$1,053,878,717	$1,156,843,066

26	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$8.65	$8.90	$8.81	$8.72	$9.27	$9.28

Net investment income (loss) (a)	0.12	0.24	0.25	0.35	0.36	0.36

Net realized and unrealized gain (loss) on investments	0.05	(0.23)	0.15	0.08	(0.63)	(0.05)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	(0.00)‡	(0.02)	0.02	0.01

Total from investment operations	0.17	0.02	0.40	0.41	(0.25)	0.32

Less dividends and distributions:

From net investment income	(0.13)	(0.27)	(0.31)	(0.32)	(0.30)	(0.33)

Return of capital	—	(0.00)‡	(0.00)‡	—	—	—

Total dividends and distributions	(0.13)	(0.27)	(0.31)	(0.32)	(0.30)	(0.33)

Net asset value at end of period	$8.69	$8.65	$8.90	$8.81	$8.72	$9.27

Total investment return (b)	2.01%	0.25%	4.65%	4.94%	(2.70%)	3.48%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.83%††	2.69%	2.79%	4.04%	4.01%	3.81%

Net expenses (c)(d)	1.27%††	1.25%	1.13%	1.16%	1.01%	1.04%

Portfolio turnover rate	21%	22%	41%	15%	22%	19%

Net assets at end of period (in 000’s)	$205,126	$220,618	$302,192	$412,834	$584,184	$675,552

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.07%	0.20%
October 31, 2018	1.03%	0.22%
October 31, 2017	1.01%	0.12%
October 31, 2016	1.00%	0.16%
October 31, 2015	0.96%	0.05%
October 31, 2014	0.98%	0.06%

(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$8.72	$8.97	$8.88	$8.78	$9.33	$9.34

Net investment income (loss) (a)	0.12	0.24	0.24	0.35	0.36	0.36

Net realized and unrealized gain (loss) on investments	0.05	(0.23)	0.16	0.10	(0.63)	(0.05)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	(0.00)‡	(0.03)	0.02	0.01

Total from investment operations	0.17	0.02	0.40	0.42	(0.25)	0.32

Less dividends and distributions:

From net investment income	(0.13)	(0.27)	(0.31)	(0.32)	(0.30)	(0.33)

Return of capital	—	(0.00)‡	(0.00)‡	—	—	—

Total dividends and distributions	(0.13)	(0.27)	(0.31)	(0.32)	(0.30)	(0.33)

Net asset value at end of period	$8.76	$8.72	$8.97	$8.88	$8.78	$9.33

Total investment return (b)	1.98%	0.23%	4.59%	5.00%	(2.70%)	3.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.80%††	2.68%	2.74%	4.01%	3.99%	3.78%

Net expenses (c)(d)	1.29%††	1.27%	1.15%	1.18%	1.03%	1.06%

Portfolio turnover rate	21%	22%	41%	15%	22%	19%

Net assets at end of period (in 000’s)	$20,484	$20,451	$22,033	$31,851	$32,498	$31,690

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.09%	0.20%
October 31, 2018	1.05%	0.22%
October 31, 2017	1.03%	0.12%
October 31, 2016	1.02%	0.16%
October 31, 2015	0.98%	0.05%
October 31, 2014	1.00%	0.06%

28	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class B	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$8.61	$8.86	$8.77	$8.68	$9.23	$9.24

Net investment income (loss) (a)	0.09	0.17	0.18	0.28	0.29	0.28

Net realized and unrealized gain (loss) on investments	0.04	(0.23)	0.15	0.10	(0.62)	(0.04)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	(0.00)‡	(0.03)	0.02	0.01

Total from investment operations	0.13	(0.05)	0.33	0.35	(0.31)	0.25

Less dividends and distributions:

From net investment income	(0.10)	(0.20)	(0.24)	(0.26)	(0.24)	(0.26)

Return of capital	—	(0.00)‡	(0.00)‡	—	—	—

Total dividends and distributions	(0.10)	(0.20)	(0.24)	(0.26)	(0.24)	(0.26)

Net asset value at end of period	$8.64	$8.61	$8.86	$8.77	$8.68	$9.23

Total investment return (b)	1.51%	(0.52%)	3.86%	4.16%	(3.45%)	2.71%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.06%††	1.92%	2.00%	3.26%	3.24%	3.03%

Net expenses (c)(d)	2.04%††	2.02%	1.90%	1.93%	1.78%	1.81%

Portfolio turnover rate	21%	22%	41%	15%	22%	19%

Net assets at end of period (in 000’s)	$9,055	$11,015	$15,223	$18,313	$19,833	$22,460

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%
October 31, 2016	1.77%	0.16%
October 31, 2015	1.73%	0.05%
October 31, 2014	1.75%	0.06%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class C	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$8.60	$8.85	$8.76	$8.67	$9.22	$9.23

Net investment income (loss) (a)	0.09	0.17	0.18	0.28	0.29	0.28

Net realized and unrealized gain (loss) on investments	0.05	(0.23)	0.15	0.10	(0.62)	(0.04)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	(0.00)‡	(0.03)	0.02	0.01

Total from investment operations	0.14	(0.05)	0.33	0.35	(0.31)	0.25

Less dividends and distributions:

From net investment income	(0.10)	(0.20)	(0.24)	(0.26)	(0.24)	(0.26)

Return of capital	—	(0.00)‡	(0.00)‡	—	—	—

Total dividends and distributions	(0.10)	(0.20)	(0.24)	(0.26)	(0.24)	(0.26)

Net asset value at end of period	$8.64	$8.60	$8.85	$8.76	$8.67	$9.22

Total investment return (b)	1.63%	(0.52%)	3.86%	4.16%	(3.46%)	2.71%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.06%††	1.92%	2.00%	3.27%	3.24%	3.05%

Net expenses (c)(d)	2.04%††	2.02%	1.90%	1.93%	1.78%	1.81%

Portfolio turnover rate	21%	22%	41%	15%	22%	19%

Net assets at end of period (in 000’s)	$108,326	$128,279	$167,595	$220,513	$315,183	$345,900

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%
October 31, 2016	1.77%	0.16%
October 31, 2015	1.73%	0.05%
October 31, 2014	1.75%	0.06%

30	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$8.66	$8.91	$8.82	$8.72	$9.28	$9.29

Net investment income (loss) (a)	0.13	0.26	0.26	0.37	0.38	0.38

Net realized and unrealized gain (loss) on investments	0.05	(0.23)	0.16	0.11	(0.63)	(0.05)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	(0.00)‡	(0.03)	0.02	0.01

Total from investment operations	0.18	0.04	0.42	0.45	(0.23)	0.34

Less dividends and distributions:

From net investment income	(0.14)	(0.29)	(0.33)	(0.35)	(0.33)	(0.35)

Return of capital	—	(0.00)‡	(0.00)‡	—	—	—

Total dividends and distributions	(0.14)	(0.29)	(0.33)	(0.35)	(0.33)	(0.35)

Net asset value at end of period	$8.70	$8.66	$8.91	$8.82	$8.72	$9.28

Total investment return (b)	2.13%	0.51%	4.90%	5.32%	(2.56%)	3.73%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.08%††	2.94%	2.99%	4.30%	4.25%	4.08%

Net expenses (c)(d)	1.02%††	1.00%	0.88%	0.91%	0.76%	0.79%

Portfolio turnover rate	21%	22%	41%	15%	22%	19%

Net assets at end of period (in 000’s)	$657,312	$717,129	$837,363	$735,359	$1,263,695	$1,481,314

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	0.82%	0.20%
October 31, 2018	0.78%	0.22%
October 31, 2017	0.76%	0.12%
October 31, 2016	0.75%	0.16%
October 31, 2015	0.71%	0.05%
October 31, 2014	0.73%	0.06%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,				February 28, 2014** through October 31,

Class R2	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$8.65	$8.90	$8.81	$8.72	$9.27	$9.39

Net investment income (loss) (a)	0.12	0.23	0.23	0.34	0.35	0.23

Net realized and unrealized gain (loss) on investments	0.04	(0.23)	0.16	0.10	(0.63)	(0.16)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	(0.00)‡	(0.03)	0.02	0.02

Total from investment operations	0.16	0.01	0.39	0.41	(0.26)	0.09

Less dividends and distributions:

From net investment income	(0.13)	(0.26)	(0.30)	(0.32)	(0.29)	(0.21)

Return of capital	—	(0.00)‡	(0.00)‡	—	—	—

Total dividends and distributions	(0.13)	(0.26)	(0.30)	(0.32)	(0.29)	(0.21)

Net asset value at end of period	$8.68	$8.65	$8.90	$8.81	$8.72	$9.27

Total investment return (b)	1.84%	0.16%	4.54%	4.84%	(2.81%)	0.99%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.72%††	2.67%	2.63%	3.97%	3.87%	3.78%††

Net expenses (c)(d)	1.37%††	1.34%	1.23%	1.28%	1.11%	1.14%††

Portfolio turnover rate	21%	22%	41%	15%	22%	19%

Net assets at end of period (in 000’s)	$6,811	$6,657	$773	$662	$112	$336

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.17%	0.20%
October 31, 2018	1.14%	0.20%
October 31, 2017	1.11%	0.12%
October 31, 2016	1.12%	0.16%
October 31, 2015	1.06%	0.05%
October 31, 2014††	1.08%	0.06%

32	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,		February 29, 2016 ** through October 31,

Class R3	2019*	2018	2017	2016

Net asset value at beginning of period	$8.65	$8.90	$8.81	$8.20

Net investment income (loss) (a)	0.11	0.21	0.21	0.21

Net realized and unrealized gain (loss) on investments	0.05	(0.23)	0.16	0.86

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	(0.00)‡	(0.27)

Total from investment operations	0.16	(0.01)	0.37	0.80

Less dividends and distributions:

From net investment income	(0.12)	(0.24)	(0.28)	(0.19)

Return of capital	—	(0.00)‡	(0.00)‡	—

Total dividends and distributions	(0.12)	(0.24)	(0.28)	(0.19)

Net asset value at end of period	$8.69	$8.65	$8.90	$8.81

Total investment return (b)	1.83%	(0.09%)	4.28%	9.77%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.47%††	2.36%	2.34%	3.32%††

Net expenses (c)(d)	1.62%††	1.60%	1.48%	1.50%††

Portfolio turnover rate	21%	22%	41%	15%

Net assets at end of period (in 000’s)	$194	$190	$114	$32

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	1.42%	0.20%
October 31, 2018	1.38%	0.22%
October 31, 2017	1.36%	0.12%
October 31, 2016††	1.34%	0.16%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2019*	February 28, 2018** through October 31, 2018

Net asset value at beginning of period	$8.66	$8.83

Net investment income (loss) (a)	0.14	0.19

Net realized and unrealized gain (loss) on investments	0.05	(0.15)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01

Total from investment operations	0.19	0.05

Less dividends and distributions:

From net investment income	(0.15)	(0.22)

Return of capital	—	(0.00)‡

Total dividends and distributions	(0.15)	(0.22)

Net asset value at end of period	$8.70	$8.66

Total investment return (b)	2.23%	0.54%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.27%††	3.18%††

Net expenses (c)(d)	0.84%††	0.85%††

Portfolio turnover rate	21%	22%

Net assets at end of period (in 000’s)	$46,570	$52,504

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2019*††	0.64%	0.20%
October 31, 2018††	0.62%	0.23%

34	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Unconstrained Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class R6 shares were registered for sale effective February 28, 2017. Class R6 shares commenced operations on February 28, 2018.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

35

Notes to Financial Statements (Unaudited) (continued)

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation

36	MainStay MacKay Unconstrained Bond Fund

date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2019, no foreign equity securities held by the Fund were fair valued in such a manner.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with

37

Notes to Financial Statements (Unaudited) (continued)

respect to an individual issuer or instrument. As of April 30, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, repurchase agreements are shown in the Portfolio of Investments.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a

38	MainStay MacKay Unconstrained Bond Fund

specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(J)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2019, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse

39

Notes to Financial Statements (Unaudited) (continued)

may be greater than the margin the Fund would be required to post in an uncleared transaction. As of April 30, 2019, open swap positions are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2019, open foreign currency forward contracts are shown in the Portfolio of Investments.

40	MainStay MacKay Unconstrained Bond Fund

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Securities Sold Short.  During the six-month period ended April 30, 2019, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the

Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $2,185,730; the total market value of collateral held by the Fund was $2,221,361. The market value of the collateral held includes non-cash collateral in the form of U.S. Treasury securities with a value of $48,529.

(P)  Debt and Foreign Securities Risk.  The Fund primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

41

Notes to Financial Statements (Unaudited) (continued)

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(Q)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(R)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$—	$—	$100,832	$100,832
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	—	1,306,866	1,306,866
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	554,694	—	—	554,694

Total Fair Value		$554,694	$—	$1,407,698	$1,962,392

42	MainStay MacKay Unconstrained Bond Fund

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$—	$(2,698,219)	$(2,698,219)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	—	(27,280)	—	(27,280)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	—	(1,398,977)	(1,398,977)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(305,635)	—	—	(305,635)

Total Fair Value		$(305,635)	$(27,280)	$(4,097,196)	$(4,430,111)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(9,100,832)	$(9,100,832)
Swap Contracts	Net realized gain (loss) on swap transactions	—	(83,632)	1,881,576	1,797,944
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	611,896	—	—	611,896

Total Realized Gain (Loss)		$611,896	$(83,632)	$(7,219,256)	$(6,690,992)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$(3,061,385)	$(3,061,385)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	60,808	(5,267,263)	(5,206,455)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(602,652)	—	—	(602,652)

Total Change in Unrealized Appreciation (Depreciation)		$(602,652)	$60,808	$(8,328,648)	$(8,870,492)

43

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$—	$11,485,442	$11,485,442
Futures Contracts Short	$—	$—	$(277,700,432)	$(277,700,432)
Swap Contracts Long	$—	$7,000,000	$481,000,000	$488,000,000
Forward Contracts Long (a)	$16,082,288	$—	$—	$16,082,288
Forward Contracts Short	$(29,901,608)	$—	$—	$(29,901,608)

(a)	Positions were open four months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2019, the effective management fee rate was 0.58%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $3,122,768.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

44	MainStay MacKay Unconstrained Bond Fund

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R2	$3,314
Class R3	94

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $11,055 and $3,070, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class B and Class C shares of $12,276 and $1,394, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$195,288
Investor Class	20,603
Class B	10,136
Class C	119,897
Class I	615,919
Class R2	6,158
Class R3	175

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$15,391	$335,990	$(287,458)	$ —	$ —	$63,923	$ 332	$ —	63,923

(G)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$29,116	15.0%
Class R6	25,694	0.1

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,039,438,232	$13,394,587	$(8,439,918)	$4,954,669

As of April 30, 2019, for federal income tax purposes, capital loss carryforwards of $175,122,155 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$21,994	$153,128

45

Notes to Financial Statements (Unaudited) (continued)

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$39,135,981
Return of Capital	594,228
Total	$39,730,209

Note 5–Restricted Securities

Restricted securities, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

As of April 30, 2019, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Shares/ Par Amount	Cost	4/30/19 Value	Percent of Net Assets

ION Media Networks, Inc.
Common Stock	3/11/14	22	$—	$13,624	0.0	%‡

At Home Corp
Convertible Bonds	3/27/19	$570,000	—	7,410	0.0	%‡

Total			$—	$21,034	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of U.S. government securities were $97,516 and $4,702, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $119,300 and $375,199, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,688,675	$14,529,676
Shares issued to shareholders in reinvestment of dividends and distributions	356,404	3,061,174
Shares redeemed	(4,072,576)	(35,016,331)

Net increase (decrease) in shares outstanding before conversion	(2,027,497)	(17,425,481)
Shares converted into Class A (See Note 1)	188,502	1,623,165
Shares converted from Class A (See Note 1)	(55,436)	(479,652)

Net increase (decrease)	(1,894,431)	$(16,281,968)

Year ended October 31, 2018:
Shares sold	5,509,621	$48,680,334
Shares issued to shareholders in reinvestment of dividends and distributions	858,927	7,531,280
Shares redeemed	(14,910,548)	(131,326,039)

Net increase (decrease) in shares outstanding before conversion	(8,542,000)	(75,114,425)
Shares converted into Class A (See Note 1)	195,861	1,723,819
Shares converted from Class A (See Note 1)	(105,230)	(923,908)

Net increase (decrease)	(8,451,369)	$(74,314,514)

46	MainStay MacKay Unconstrained Bond Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	97,788	$847,943
Shares issued to shareholders in reinvestment of dividends and distributions	34,275	296,936
Shares redeemed	(158,889)	(1,377,800)

Net increase (decrease) in shares outstanding before conversion	(26,826)	(232,921)
Shares converted into Investor Class (See Note 1)	115,847	1,007,766
Shares converted from Investor Class (See Note 1)	(95,774)	(830,649)

Net increase (decrease)	(6,753)	$(55,804)

Year ended October 31, 2018:
Shares sold	219,598	$1,946,265
Shares issued to shareholders in reinvestment of dividends and distributions	70,481	622,644
Shares redeemed	(385,811)	(3,420,155)

Net increase (decrease) in shares outstanding before conversion	(95,732)	(851,246)
Shares converted into Investor Class (See Note 1)	151,447	1,339,805
Shares converted from Investor Class (See Note 1)	(166,900)	(1,481,104)

Net increase (decrease)	(111,185)	$(992,545)

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	4,133	$35,230
Shares issued to shareholders in reinvestment of dividends and distributions	11,092	94,757
Shares redeemed	(211,366)	(1,810,319)

Net increase (decrease) in shares outstanding before conversion	(196,141)	(1,680,332)
Shares converted from Class B (See Note 1)	(36,050)	(307,534)

Net increase (decrease)	(232,191)	$(1,987,866)

Year ended October 31, 2018:
Shares sold	23,856	$209,256
Shares issued to shareholders in reinvestment of dividends and distributions	29,552	257,829
Shares redeemed	(406,416)	(3,552,951)

Net increase (decrease) in shares outstanding before conversion	(353,008)	(3,085,866)
Shares converted from Class B (See Note 1)	(86,222)	(752,724)

Net increase (decrease)	(439,230)	$(3,838,590)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	390,039	$3,324,335
Shares issued to shareholders in reinvestment of dividends and distributions	138,690	1,183,656
Shares redeemed	(2,776,649)	(23,719,165)

Net increase (decrease) in shares outstanding before conversion	(2,247,920)	(19,211,174)
Shares converted from Class C (See Note 1)	(126,680)	(1,086,475)

Net increase (decrease)	(2,374,600)	$(20,297,649)

Year ended October 31, 2018:
Shares sold	928,440	$8,151,489
Shares issued to shareholders in reinvestment of dividends and distributions	340,824	2,969,821
Shares redeemed	(5,286,485)	(46,214,058)

Net increase (decrease) in shares outstanding before conversion	(4,017,221)	(35,092,748)
Shares converted from Class C (See Note 1)	(6,738)	(59,487)

Net increase (decrease)	(4,023,959)	$(35,152,235)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	11,769,953	$101,268,672
Shares issued to shareholders in reinvestment of dividends and distributions	1,154,845	9,930,217
Shares redeemed	(20,176,327)	(173,305,942)

Net increase (decrease) in shares outstanding before conversion	(7,251,529)	(62,107,053)
Shares converted into Class I (See Note 1)	8,487	73,379

Net increase (decrease)	(7,243,042)	$(62,033,674)

Year ended October 31, 2018:
Shares sold	28,233,057	$248,668,294
Shares issued to shareholders in reinvestment of dividends and distributions	2,652,195	23,274,868
Shares redeemed	(36,010,371)	(316,679,041)

Net increase (decrease) in shares outstanding before conversion	(5,125,119)	(44,735,879)
Shares converted into Class I (See Note 1)	17,412	153,599
Shares converted from Class I (See Note 1)	(6,069,494)	(53,593,632)

Net increase (decrease)	(11,177,201)	$(98,175,912)

47

Notes to Financial Statements (Unaudited) (continued)

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	53,624	$461,408
Shares issued to shareholders in reinvestment of dividends and distributions	11,511	98,852
Shares redeemed	(50,792)	(436,854)

Net increase (decrease)	14,343	$123,406

Year ended October 31, 2018:
Shares sold	707,801	$6,174,706
Shares issued to shareholders in reinvestment of dividends and distributions	8,998	78,427
Shares redeemed	(33,711)	(294,004)

Net increase (decrease)	683,088	$5,959,129

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,066	$9,119
Shares issued to shareholders in reinvestment of dividends and distributions	221	1,899
Shares redeemed	(930)	(8,007)

Net increase (decrease)	357	$3,011

Year ended October 31, 2018:
Shares sold	12,227	$106,756
Shares issued to shareholders in reinvestment of dividends and distributions	373	3,270
Shares redeemed	(3,427)	(29,943)

Net increase (decrease)	9,173	$80,083

Class R6	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	69,792	$602,949
Shares issued to shareholders in reinvestment of dividends and distributions	96,219	827,269
Shares redeemed	(875,047)	(7,477,285)

Net increase (decrease)	(709,036)	$(6,047,067)

Period ended October 31, 2018 :
Shares sold	372,589	$3,263,845
Shares issued to shareholders in reinvestment of dividends and distributions	153,553	1,340,249
Shares redeemed	(532,263)	(4,645,447)

Net increase (decrease) in shares outstanding before conversion	(6,121)	(41,353)
Shares converted into Class R6 (See Note 1)	6,069,494	53,593,632

Net increase (decrease)	6,063,373	$53,552,279

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

48	MainStay MacKay Unconstrained Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Unconstrained Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of

New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also

50	MainStay MacKay Unconstrained Bond Fund

considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay

Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

51

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying

52	MainStay MacKay Unconstrained Bond Fund

asset levels. Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

53

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

54	MainStay MacKay Unconstrained Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1738547 MS065-19	MSUB10-06/19 (NYLIM) NL217

MainStay MAP Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/9/1999	3.05 9.05%	5.85 12.01%	7.46 8.68%	12.42 13.06%	1.10 1.10%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	2.93 8.92	5.65 11.80	7.26 8.48	12.20 12.84	1.31 1.31
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/9/1999	3.64 8.52	5.96 10.94	7.41 7.67	12.00 12.00	2.06 2.06
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/9/1999	7.54 8.52	9.95 10.95	7.67 7.67	12.00 12.00	2.06 2.06
Class I Shares	No Sales Charge		1/21/1971	9.17	12.31	8.95	13.33	0.85
Class R1 Shares	No Sales Charge		1/2/2004	9.12	12.18	8.84	13.22	0.95
Class R2 Shares	No Sales Charge		1/2/2004	8.99	11.88	8.56	12.94	1.20
Class R3 Shares	No Sales Charge		4/28/2006	8.86	11.63	8.30	12.65	1.45

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, if any, please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 3000® Index[4]	9.71%	12.68%	11.20%	15.29%
S&P 500® Index[5]	9.76	13.49	11.63	15.32
Morningstar Large Blend Category Average[6]	9.02	10.88	9.71	13.89

4.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,090.50	$5.81	$1,019.24	$5.61	1.12%

Investor Class Shares	$1,000.00	$1,089.20	$6.89	$1,018.20	$6.66	1.33%

Class B Shares	$1,000.00	$1,085.20	$10.70	$1,014.53	$10.34	2.07%

Class C Shares	$1,000.00	$1,085.20	$10.70	$1,014.53	$10.34	2.07%

Class I Shares	$1,000.00	$1,091.70	$4.51	$1,020.48	$4.36	0.87%

Class R1 Shares	$1,000.00	$1,091.20	$5.03	$1,019.98	$4.86	0.97%

Class R2 Shares	$1,000.00	$1,089.90	$6.32	$1,018.75	$6.11	1.22%

Class R3 Shares	$1,000.00	$1,088.60	$7.61	$1,017.51	$7.35	1.47%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2019 (Unaudited)

Software	7.8%

Aerospace & Defense	7.3

Interactive Media & Services	6.3

Banks	5.9

Technology Hardware, Storage & Peripherals	5.8

Media	5.6

Insurance	4.6

IT Services	4.0

Entertainment	3.8

Oil, Gas & Consumable Fuels	3.5

Capital Markets	3.4

Health Care Providers & Services	3.4

Specialty Retail	3.4

Pharmaceuticals	3.1

Health Care Equipment & Supplies	2.9

Semiconductors & Semiconductor Equipment	2.8

Road & Rail	2.6

Chemicals	2.3

Consumer Finance	1.9

Beverages	1.5

Internet & Direct Marketing Retail	1.5

Food & Staples Retailing	1.4

Hotels, Restaurants & Leisure	1.4

Diversified Financial Services	1.2

Biotechnology	1.1%

Diversified Telecommunication Services	1.0

Machinery	1.0

Electrical Equipment	0.9

Industrial Conglomerates	0.8

Construction & Engineering	0.7

Multiline Retail	0.7

Air Freight & Logistics	0.6

Construction Materials	0.6

Electronic Equipment, Instruments & Components	0.6

Household Durables	0.5

Life Sciences Tools & Services	0.5

Tobacco	0.5

Multi-Utilities	0.4

Energy Equipment & Services	0.3

Equity Real Estate Investment Trusts	0.3

Food Products	0.3

Household Products	0.3

Metals & Mining	0.3

Communications Equipment	0.2

Building Products	0.0 ‡

Short-Term Investment	1.0

Investment of Cash Collateral For Securities Loaned	1.0

Other Assets, Less Liabilities	–1.0

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2019 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Boeing Co.

5.	Bank of America Corp.
6.	PayPal Holdings, Inc.

7.	Liberty Media Corp-Liberty SiriusXM

8.	Walt Disney Co.

9.	Union Pacific Corp.

10.	Facebook, Inc.

8	MainStay MAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Christopher Mullarkey and James Mulvey of Markston International LLC (“Markston”), a Subadvisor to the Fund; and portfolio managers William W. Priest, CFA, Michael A. Welhoelter, CFA, David N. Pearl and Justin Howell of Epoch Investment Partners, Inc. (“Epoch”), a Subadvisor to the Fund.

How did MainStay MAP Equity Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2019?

For the six months ended April 30, 2019, Class I shares of MainStay MAP Equity Fund returned 9.17%, underperforming the 9.71% return of the Fund’s primary benchmark, the Russell 3000® Index, and the 9.76% return of the S&P 500® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares outperformed the 9.02% return of the Morningstar Large Blend Category Average.1

Were there any changes to the Fund during the reporting period?

Effective February 28, 2019, Justin Howell was added as portfolio manager of the Epoch portion of the Fund. As of the end of the reporting period, William Priest, Michael Welhoelter and David Pearl continued to manage the Epoch portion of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

Markston

During the reporting period, the Markston portion of the Fund slightly underperformed the Russell 3000® Index partly because our portion of the portfolio had a beta2 of slightly less than 1. We attribute some of the below-index-beta to one of our larger holdings, Twentieth Century Fox, since it was being acquired by The Walt Disney Company in a cash and stock deal.

Epoch

The Epoch portion of the Fund outperformed the Russelll 3000® Index largely due to positive security selection in the consumer discretionary, energy, financials, industrials, information technology and materials sectors. Certain holdings in the communication services and health care sectors detracted somewhat from relative returns, as did the Fund’s below-benchmark exposure to communications services and its modest allocation to cash.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Markston

During the reporting period, the strongest positive sector contributors to relative performance in the Markston portion of the

Fund included communications services and industrials. (Contributions take weightings and total returns into account.) The weakest sectors on a relative basis included information technology and health care.

Epoch

In the Epoch portion of the Fund, the energy, financials and materials sectors generated the strongest contributions to relative performance during the reporting period, while communication services, health care and real estate detracted most significantly.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston

The stocks that made the strongest contributions to absolute performance in the Markston portion of the Fund included software company Microsoft and digital payment company PayPal. We attribute the strength in Microsoft shares to the potential of the company’s cloud business, where it remains in the early growth phase and where margins are expanding. We attribute the rise in PayPal shares to overall strength in the company’s platform as it increases the number of users and their level of engagement with the service. The stocks that detracted most from absolute performance in the Markston portion of the Fund included health care services and plan provider CVS Health and electronics maker Apple. CVS shares declined after the company reported a shortfall across all three business segments in the first quarter of 2019. Apple shares lost ground after the company preannounced expected softness in sales during the fourth quarter. However, shares recovered during the second half of the reporting period.

Epoch

Microsoft proved to be one of the strongest contributors to the Epoch portion of the Fund. Microsoft’s shares rose after the company reported fiscal second quarter revenue and operating income that grew by 12% and 18% respectively. We believe the opportunities in cloud computing are vast, and that Microsoft has been investing appropriately to capture their fair share of the growth. While the cloud business is depressing profitability as of the end of the reporting period, margins have been improving as the business scales and could normalize in a few years. We expect these factors may drive strong revenue and free cash flow growth at Microsoft for many years. Shares in

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

semiconductor maker Marvell Technology, another top performer in the Epoch portion of the Fund, rose after the company reported that fourth quarter revenues increased 21.1% year-over-year to $745 million, surpassing consensus estimates of $740 million.

The most significant detractors from absolute performance in the Epoch portion of the Fund during the reporting period included Apple and health care plan provider Centene. Apple shares declined due to concerns over waning demand for the iPhone based on information from supply-chain vendors. The company subsequently reduced their guidance for quarterly revenue for their fiscal first quarter ending in December due to anticipated iPhone weakness in China in the face of increasing consumer price sensitivity and the emergence of low-cost competitors. As smartphone demand slowed, Apple attempted to hold share by adding innovation while increasing prices to drive revenue and earnings growth. More positively, Apple noted that the company’s revenue growth in other hardware and services remained solid, with Apple Services growing at 20%. In addition, almost 20% of the company’s market capitalization remained in net cash, which Apple indicated would be used to buy back stock. The Fund continued to hold its position in the stock, reflecting our opinion that the advent of new form-factor models, such as foldable or bendable phones, offered further growth opportunities in Apple’s iPhone product-cycle as the company seeks to expand upon its track record for innovation. Centene saw its share price decline despite reporting earnings for the fourth quarter that exceeded consensus expectations. At the same time, the company reaffirmed its guidance for 2019 revenue and profit growth of 17% and 19% respectively. In our opinion the decline in the share price is likely related to the media’s recent focus on a public “Medicare for All” option, as well as short-term downward arbitrage pricing pressure on the stock resulting from Centene’s recent decision to acquire WellCare Health Plans for an estimated $17.3 billion. As of the end of the reporting period, we believe that the prospect for a new Medicare option remains remote and that Centene’s long-term growth prospects remain strong, supported by an efficient management team and greater product diversification than its peers through the company’s Medicare, Medicaid and commercial lines of business.

What were some of the Fund’s largest purchases and sales during the reporting period?

Markston

The largest purchase in the Markston portion of the Fund during the reporting period was a position in social media company Facebook. The company displayed three of our “Alpha Generators,” such as operating in a consolidating industry, an attractive discount to our estimate of intrinsic value and a stock repurchase program. Although Facebook shares had declined before the Markston portion of the Fund made its purchase in the fourth quarter of 2018, in our opinion the shares were positioned for recovery as investors shifted their focus from fears of the company being regulated to secular tailwinds in digital advertising. We also added to the Fund’s position in insurer American International Group (AIG) because the stock’s discount to company book value had widened.

During the reporting period, the two largest sales that did not result from merger and acquisition activity were credit card and travel-related services company American Express and domain-name registry company Verisign. The Markston portion of the Fund took profits in both stocks to meet Fund redemptions. In the case of Verisign, the stock reached our price target, so we eliminated the position.

Epoch

During the reporting period, new purchases in the Epoch portion of the Fund included digital game developer Electronic Arts (EA) and Facebook. EA underperformed in late 2018 while facing several short-term headwinds. We believe that the current fiscal year will see a reacceleration in revenue growth from improved monetization of the company’s popular FIFA soccer game franchise; the release of popular new games, including Battlefield and Star Wars launches; a tailwind from fiscal year 2019 releases; and growth in FIFA properties in Asia. We anticipate seeing expanding margins from continued growth in digital purchases of games and content that have higher incremental margins than the company’s base business, and expect free cash flow per share to grow in the high single digits in the next few years driven by topline growth, margin improvement and share buybacks. Similarly, we see the Fund’s investment in Facebook as another story of renewed opportunities following a stock price correction. Facebook stock declined in late 2018 in response to the company’s rising expenditures on safety and security, and slowing revenue growth as it transitions its monetization strategy. The Fund’s investment reflects our opinion that Facebook’s current valuation does not reflect the company’s capacity to return to double-digit growth in 2020, as evidenced by its two most recent quarters of better-than-expected revenue growth.

During the reporting period, the Epoch portion of the Fund sold its entire position in package and container manufacturer Berry Global after share prices appreciated sharply. We also sold the Fund’s holdings in specialty drug maker Allergan in response to increasingly uncertain growth prospects. Specifically, the company faced the loss of patent protection on a key drug, as well as a recall of some of its breast implant products in Europe. The company’s management reduced its forward guidance for revenue and profits and failed to provide any meaningful updates or guidance on its drug pipeline.

10	MainStay MAP Equity Fund

How did the Fund’s sector weightings change during the reporting period?

Markston

During the reporting period, the most significant sector weighting increase in the Markston portion of the Fund was in communication services, while the weighting in industrials increased nominally. Over the same period, the Markston portion of the Fund decreased its sector exposure to health care and, nominally, consumer staples.

Epoch

The Epoch portion of the Fund increased its sector weighting to communications services and, to a lesser degree, industrials during the reporting period. Decreased sector allocations included information technology and health care.

How was the Fund positioned at the end of the reporting period?

Markston

As of April 30, 2019, the Markston portion of the Fund held an overweight position relative to the Russell 3000® Index in the communications services and financials sectors. As of the same date, the Markston portion of the Fund held relatively underweight exposure to the consumer discretionary, real estate and utilities sectors.

Epoch

As of April 30, 2019, the most significantly overweight sector positions relative to the Russell 3000® Index in the Epoch portion of the Fund included materials and industrials. As of the same date, the most significantly underweight positions relative to the benchmark in the Epoch portion of the Fund included consumer staples and real estate.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 99.0%†
Aerospace & Defense 7.3%
Boeing Co.	111,461	$42,097,705
Hexcel Corp.	90,380	6,390,770
Raytheon Co.	88,750	15,761,112
United Technologies Corp.	97,423	13,893,494

		78,143,081

Air Freight & Logistics 0.6%
XPO Logistics, Inc. (a)(b)	102,839	7,001,279

Banks 5.9%
Bank of America Corp.	863,021	26,391,183
Bank OZK	153,494	5,011,579
Citigroup, Inc.	91,222	6,449,395
JPMorgan Chase & Co.	110,729	12,850,101
U.S. Bancorp	109,676	5,847,924
Wells Fargo & Co.	146,569	7,095,405

		63,645,587

Beverages 1.5%
Coca-Cola Co.	95,471	4,683,807
PepsiCo., Inc.	85,300	10,922,665

		15,606,472

Biotechnology 1.1%
AbbVie, Inc.	96,193	7,636,762
Celgene Corp. (b)	44,000	4,165,040

		11,801,802

Building Products 0.0%‡
Resideo Technologies, Inc. (b)	3,850	87,395

Capital Markets 3.4%
Ameriprise Financial, Inc.	25,378	3,724,729
Bank of New York Mellon Corp.	68,870	3,420,084
Goldman Sachs Group, Inc.	37,774	7,778,422
Morgan Stanley	296,080	14,285,860
State Street Corp.	113,100	7,652,346

		36,861,441

Chemicals 2.3%
Dow, Inc. (b)	65,451	3,713,035
DowDuPont, Inc.	316,720	12,177,884
Linde PLC	29,504	5,318,391
W.R. Grace & Co.	50,398	3,809,081

		25,018,391

Communications Equipment 0.2%
Plantronics, Inc.	52,820	2,719,174

Construction & Engineering 0.7%
Jacobs Engineering Group, Inc.	97,083	7,566,649

	Shares	Value
Construction Materials 0.6%
Martin Marietta Materials, Inc.	27,165	$6,027,914

Consumer Finance 1.9%
American Express Co.	104,102	12,203,877
Capital One Financial Corp.	46,378	4,305,270
Discover Financial Services	42,806	3,488,261

		19,997,408

Diversified Financial Services 1.2%
AXA Equitable Holdings, Inc.	303,464	6,885,598
Berkshire Hathaway, Inc., Class B (b)	29,050	6,295,426

		13,181,024

Diversified Telecommunication Services 1.0%
AT&T, Inc.	340,140	10,530,734

Electrical Equipment 0.9%
AMETEK, Inc.	57,445	5,064,926
Rockwell Automation, Inc.	28,450	5,141,199

		10,206,125

Electronic Equipment, Instruments & Components 0.6%
TE Connectivity, Ltd.	66,000	6,312,900

Energy Equipment & Services 0.3%
Schlumberger, Ltd.	64,012	2,732,032

Entertainment 3.8%
Electronic Arts, Inc. (b)	43,556	4,122,576
Liberty Media Corp-Liberty Formula One, Class C (b)	61,400	2,382,934
Lions Gate Entertainment Corp., Class B	49,448	672,493
Madison Square Garden Co., Class A (b)	39,505	12,342,942
Walt Disney Co.	153,396	21,010,650

		40,531,595

Equity Real Estate Investment Trusts 0.3%
Ventas, Inc.	59,526	3,637,634

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	32,016	7,860,888
Walgreens Boots Alliance, Inc.	128,449	6,881,013

		14,741,901

Food Products 0.3%
Mondelez International, Inc., Class A	59,750	3,038,288

Health Care Equipment & Supplies 2.9%
Abbott Laboratories	62,842	4,999,710
Boston Scientific Corp. (b)	159,110	5,906,163
Danaher Corp.	48,713	6,451,550

12	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Medtronic PLC	155,267	$13,789,262

		31,146,685

Health Care Providers & Services 3.4%
Centene Corp. (b)	140,353	7,236,601
CVS Health Corp.	259,396	14,105,954
UnitedHealth Group, Inc.	39,726	9,258,939
Universal Health Services, Inc., Class B	46,824	5,940,561

		36,542,055

Hotels, Restaurants & Leisure 1.4%
Marriott International, Inc., Class A	26,525	3,618,541
McDonald’s Corp.	25,651	5,067,868
MGM Resorts International	222,669	5,929,675

		14,616,084

Household Durables 0.5%
LGI Homes, Inc. (a)(b)	84,661	5,867,854

Household Products 0.3%
Procter & Gamble Co.	33,856	3,604,987

Industrial Conglomerates 0.8%
Honeywell International, Inc.	50,150	8,707,545

Insurance 4.6%
American International Group, Inc.	305,184	14,517,603
Chubb, Ltd.	37,000	5,372,400
MetLife, Inc.	208,204	9,604,450
Travelers Cos., Inc.	88,951	12,786,706
W.R. Berkley Corp.	41,169	2,523,660
Willis Towers Watson PLC	22,161	4,085,159

		48,889,978

Interactive Media & Services 6.3%
Alphabet, Inc. (b)
Class A	9,935	11,911,668
Class C	31,173	37,048,487
Facebook, Inc., Class A (b)	85,081	16,454,665
Tencent Holdings, Ltd., ADR	50,000	2,462,000

		67,876,820

Internet & Direct Marketing Retail 1.5%
Alibaba Group Holding, Ltd., Sponsored ADR (b)	12,400	2,301,068
Booking Holdings, Inc. (b)	2,195	4,071,703
Ctrip.com International, Ltd., ADR (b)	41,060	1,808,693
eBay, Inc.	111,166	4,307,683
Qurate Retail, Inc. (b)	214,185	3,651,854

		16,141,001

	Shares	Value
IT Services 4.0%
Automatic Data Processing, Inc.	27,850	$4,578,262
PayPal Holdings, Inc. (b)	204,120	23,018,612
Visa, Inc., Class A	91,113	14,981,711

		42,578,585

Life Sciences Tools & Services 0.5%
Charles River Laboratories International, Inc. (b)	36,152	5,078,271

Machinery 1.0%
Caterpillar, Inc.	17,600	2,453,792
Ingersoll-Rand PLC	65,666	8,051,308

		10,505,100

Media 5.6%
Comcast Corp., Class A	347,711	15,135,860
Discovery, Inc., Class C (b)	131,015	3,767,991
Fox Corp., Class A (b)	98,102	3,824,997
GCI Liberty, Inc., Class A (b)	27,252	1,624,764
Liberty Broadband Corp. (b)
Class A	17,897	1,760,886
Class C	109,073	10,766,596
Liberty Media Corp-Liberty SiriusXM (b)
Class A	172,213	6,878,187
Class C	377,416	15,157,027
MSG Networks, Inc., Class A (b)	35,924	827,330

		59,743,638

Metals & Mining 0.3%
Reliance Steel & Aluminum Co.	38,501	3,540,552

Multi-Utilities 0.4%
WEC Energy Group, Inc.	50,398	3,952,715

Multiline Retail 0.7%
Dollar General Corp.	56,781	7,159,516

Oil, Gas & Consumable Fuels 3.5%
Anadarko Petroleum Corp.	99,040	7,215,064
ConocoPhillips	56,469	3,564,323
Enbridge, Inc.	141,900	5,241,786
EOG Resources, Inc.	21,482	2,063,346
Marathon Petroleum Corp.	100,578	6,122,183
Occidental Petroleum Corp.	111,073	6,539,978
Phillips 66	52,230	4,923,722
Williams Cos., Inc.	83,750	2,372,638

		38,043,040

Pharmaceuticals 3.1%
Allergan PLC	61,988	9,112,236
Johnson & Johnson	40,100	5,662,120
Merck & Co., Inc.	73,100	5,753,701
Pfizer, Inc.	309,355	12,562,907

		33,090,964

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Road & Rail 2.6%
CSX Corp.	99,638	$7,934,174
Union Pacific Corp.	111,300	19,704,552

		27,638,726

Semiconductors & Semiconductor Equipment 2.8%
Applied Materials, Inc.	161,817	7,131,275
Broadcom, Inc.	23,396	7,449,286
Cypress Semiconductor Corp.	284,826	4,893,311
Intel Corp.	33,678	1,718,925
Texas Instruments, Inc.	18,200	2,144,506
Universal Display Corp.	40,885	6,525,246

		29,862,549

Software 7.8%
LogMeIn, Inc.	60,407	4,977,537
Microsoft Corp.	442,407	57,778,353
Oracle Corp.	207,176	11,463,048
PTC, Inc. (b)	69,342	6,273,371
Symantec Corp.	146,646	3,550,300

		84,042,609

Specialty Retail 3.4%
CarMax, Inc. (b)	47,334	3,685,425
Home Depot, Inc.	79,677	16,230,205
Lowe’s Cos., Inc.	93,400	10,567,276
TJX Cos., Inc.	104,882	5,755,924

		36,238,830

Technology Hardware, Storage & Peripherals 5.8%
Apple, Inc.	308,600	61,926,762

Tobacco 0.5%
Philip Morris International, Inc.	59,180	5,122,621

Total Common Stocks (Cost $629,962,813)		1,061,306,313

	Shares	Value
Short-Term Investment 1.0%
Affiliated Investment Company 1.0%
MainStay U.S. Government Liquidity Fund, 2.20% (c)	11,375,890	$11,375,890

Total Short-Term Investment (Cost $11,375,890)		11,375,890

Investment of Cash Collateral For Securities Loaned 1.0%
Unaffiliated Investment Company 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.51% (c)	10,553,183	10,553,183

Total Investment of Cash Collateral For Securities Loaned (Cost $10,553,183)		10,553,183

Total Investments (Cost $651,891,886)	101.0%	1,083,235,386
Other Assets, Less Liabilities	(1.0)	(10,904,289)
Net Assets	100.0%	$1,072,331,097

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)

All or a portion of this security was held on loan. As of April 30, 2019, the aggregate market value of securities on loan was $10,500,343 and the Fund received cash collateral with a value of $10,553,183 (See Note 2(J)).

(b)	Non-income producing security.

(c)	Current yield as of April 30, 2019.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,061,306,313	$—	$—	$1,061,306,313
Short-Term Investment
Affiliated Investment Company	11,375,890	—	—	11,375,890
Investment of Cash Collateral For Securities Loaned
Unaffiliated Investment Company	10,553,183	—	—	10,553,183

Total Investments in Securities	$1,083,235,386	$—	$—	$1,083,235,386

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $640,515,996) including securities on loan of $10,500,343	$1,071,859,496
Investment in affiliated investment company, at value (identified cost $11,375,890)	11,375,890
Cash	96,560
Receivables:
Investment securities sold	5,835,760
Dividends	1,004,326
Fund shares sold	97,320
Securities lending income	3,505
Other assets	64,597

Total assets	1,090,337,454

Liabilities
Payables:
Collateral received for securities on loan	10,553,183
Investment securities purchased	4,354,852
Fund shares redeemed	1,994,543
Manager (See Note 3)	663,444
Transfer agent (See Note 3)	172,820
NYLIFE Distributors (See Note 3)	150,412
Shareholder communication	60,450
Professional fees	47,180
Custodian	6,103
Trustees	1,487
Accrued expenses	1,883

Total liabilities	18,006,357

Net assets	$1,072,331,097

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$262,209
Additional paid-in capital	595,949,967

596,212,176
Total distributable earnings (loss)	476,118,921

Net assets	$1,072,331,097

Class A
Net assets applicable to outstanding shares	$425,715,240

Shares of beneficial interest outstanding	10,493,967

Net asset value per share outstanding	$40.57
Maximum sales charge (5.50% of offering price)	2.36

Maximum offering price per share outstanding	$42.93

Investor Class
Net assets applicable to outstanding shares	$84,258,097

Shares of beneficial interest outstanding	2,077,864

Net asset value per share outstanding	$40.55
Maximum sales charge (5.50% of offering price)	2.36

Maximum offering price per share outstanding	$42.91

Class B
Net assets applicable to outstanding shares	$24,301,581

Shares of beneficial interest outstanding	682,796

Net asset value and offering price per share outstanding	$35.59

Class C
Net assets applicable to outstanding shares	$30,908,851

Shares of beneficial interest outstanding	868,343

Net asset value and offering price per share outstanding	$35.60

Class I
Net assets applicable to outstanding shares	$504,025,760

Shares of beneficial interest outstanding	12,021,269

Net asset value and offering price per share outstanding	$41.93

Class R1
Net assets applicable to outstanding shares	$33,461

Shares of beneficial interest outstanding	818

Net asset value and offering price per share outstanding (a)	$40.92

Class R2
Net assets applicable to outstanding shares	$946,303

Shares of beneficial interest outstanding	23,180

Net asset value and offering price per share outstanding	$40.82

Class R3
Net assets applicable to outstanding shares	$2,141,804

Shares of beneficial interest outstanding	52,704

Net asset value and offering price per share outstanding	$40.64

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends—unaffiliated (a)	$8,942,688
Dividends—affiliated	191,965
Securities lending	6,786

Total income	9,141,439

Expenses
Manager (See Note 3)	3,853,313
Distribution/Service—Class A (See Note 3)	472,143
Distribution/Service—Investor Class (See Note 3)	95,140
Distribution/Service—Class B (See Note 3)	121,499
Distribution/Service—Class C (See Note 3)	267,641
Distribution/Service—Class R2 (See Note 3)	1,099
Distribution/Service—Class R3 (See Note 3)	4,846
Transfer agent (See Note 3)	527,284
Professional fees	60,793
Registration	57,915
Shareholder communication	41,293
Custodian	13,534
Trustees	12,632
Shareholder service (See Note 3)	1,424
Miscellaneous	28,119

Total expenses before waiver/reimbursement	5,558,675
Expense waiver/reimbursement from Manager (See Note 3)	(38,418)

Net expenses	5,520,257

Net investment income (loss)	3,621,182

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	46,478,263
Foreign currency transactions	(3,370)

Net realized gain (loss) on investments and foreign currency transactions	46,474,893

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	41,457,600
Translation of other assets and liabilities in foreign currencies	3,914

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	41,461,514

Net realized and unrealized gain (loss) on investments and foreign currency transactions	87,936,407

Net increase (decrease) in net assets resulting from operations	$91,557,589

(a)	Dividends recorded net of foreign withholding taxes in the amount of $24,184.

16	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,621,182	$7,088,903
Net realized gain (loss) on investments and foreign currency transactions	46,474,893	110,011,138
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	41,461,514	(51,597,006)

Net increase (decrease) in net assets resulting from operations	91,557,589	65,503,035

Distributions to shareholders:
Class A	(37,992,493)	(40,500,400)
Investor Class	(7,461,106)	(9,291,957)
Class B	(2,760,444)	(3,932,227)
Class C	(6,682,486)	(8,673,806)
Class I	(47,487,186)	(63,813,864)
Class R1	(3,004)	(340,768)
Class R2	(85,314)	(268,113)
Class R3	(183,995)	(101,402)

Total distributions to shareholders	(102,656,028)	(126,922,537)

Capital share transactions:
Net proceeds from sale of shares	80,461,669	63,328,482
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	100,091,467	123,817,205
Cost of shares redeemed	(138,144,359)	(322,246,615)

Increase (decrease) in net assets derived from capital share transactions	42,408,777	(135,100,928)

Net increase (decrease) in net assets	31,310,338	(196,520,430)

Net Assets
Beginning of period	1,041,020,759	1,237,541,189

End of period	$1,072,331,097	$1,041,020,759

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2019*	2018	2017		2016		2015	2014

Net asset value at beginning of period	$41.20	$43.76	$35.92		$43.32		$46.81	$43.28

Net investment income (loss) (a)	0.13	0.23	0.21		0.33		0.38	0.67

Net realized and unrealized gain (loss) on investments	3.33	1.78	8.50		(0.63)		0.50	4.21

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.00	‡	(0.00	)‡	(0.00)‡	(0.00)‡

Total from investment operations	3.46	2.02	8.71		(0.30)		0.88	4.88

Less dividends and distributions:

From net investment income	(0.27)	(0.21)	(0.48)		(0.40)		(0.67)	(0.45)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(4.09)	(4.58)	(0.87)		(7.10)		(4.37)	(1.35)

Net asset value at end of period	$40.57	$41.20	$43.76		$35.92		$43.32	$46.81

Total investment return (b)	9.05%	4.88%	24.73%		(0.57%)		1.80%	11.55%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.68%††	0.57%	0.52%		0.92%		0.85%	1.49%

Net expenses (c)	1.12%††	1.10%	1.10	%(d)	1.09	% (d)	1.11%	1.11%

Portfolio turnover rate	11%	15%	15%		42%		51%	32%

Net assets at end of period (in 000’s)	$425,715	$384,637	$389,582		$285,431		$336,812	$364,162

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Investor Class	2019*	2018	2017		2016		2015	2014

Net asset value at beginning of period	$41.15	$43.68	$35.85		$43.27		$46.77	$43.24

Net investment income (loss) (a)	0.09	0.17	0.14		0.25		0.31	0.60

Net realized and unrealized gain (loss) on investments	3.32	1.78	8.49		(0.63)		0.50	4.21

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	3.41	1.95	8.63		(0.38)		0.81	4.81

Less dividends and distributions:

From net investment income	(0.19)	(0.11)	(0.41)		(0.34)		(0.61)	(0.38)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(4.01)	(4.48)	(0.80)		(7.04)		(4.31)	(1.28)

Net asset value at end of period	$40.55	$41.15	$43.68		$35.85		$43.27	$46.77

Total investment return (b)	8.92%	4.69%	24.50%		(0.79%)		1.63%	11.38%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.47%††	0.39%	0.36%		0.71%		0.71%	1.34%

Net expenses (c)	1.33%††	1.29%	1.29	%(d)	1.29	% (d)	1.25%	1.26%

Expenses (before waiver/reimbursement) (c)	1.38%††	1.31%	1.29%		1.29%		1.25%	1.26%

Portfolio turnover rate	11%	15%	15%		42%		51%	32%

Net assets at end of period (in 000’s)	$84,258	$76,844	$90,928		$139,775		$151,582	$152,202

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2019*		2018	2017		2016		2015	2014

Net asset value at beginning of period	$36.53		$39.43	$32.42		$39.74		$43.25	$40.08

Net investment income (loss) (a)	(0.04)		(0.13)	(0.13)		(0.01)		(0.01)	0.26

Net realized and unrealized gain (loss) on investments	2.92		1.60	7.67		(0.60)		0.48	3.89

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	2.88		1.47	7.54		(0.61)		0.47	4.15

Less dividends and distributions:

From net investment income	—		—	(0.14)		(0.01)		(0.28)	(0.08)

From net realized gain on investments	(3.82)		(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(3.82)		(4.37)	(0.53)		(6.71)		(3.98)	(0.98)

Net asset value at end of period	$35.59		$36.53	$39.43		$32.42		$39.74	$43.25

Total investment return (b)	8.52%		3.91%	23.55%		(1.52%)		0.89%	10.55%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.25	%)††	(0.35%)	(0.37%)		(0.03%)		(0.03%)	0.63%

Net expenses (c)	2.07	% ††	2.04%	2.05	% (d)	2.04	% (d)	2.00%	2.01%

Expenses (before waiver/reimbursement) (c)	2.12	% ††	2.06%	2.05%		2.04%		2.00%	2.01%

Portfolio turnover rate	11%		15%	15%		42%		51%	32%

Net assets at end of period (in 000’s)	$24,302		$26,571	$35,841		$40,977		$54,423	$71,195

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018	2017		2016		2015	2014

Net asset value at beginning of period	$36.53		$39.43	$32.42		$39.73		$43.25	$40.08

Net investment income (loss) (a)	(0.03)		(0.14)	(0.13)		(0.01)		(0.02)	0.25

Net realized and unrealized gain (loss) on investments	2.92		1.61	7.67		(0.59)		0.48	3.90

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	2.89		1.47	7.54		(0.60)		0.46	4.15

Less dividends and distributions:

From net investment income	—		—	(0.14)		(0.01)		(0.28)	(0.08)

From net realized gain on investments	(3.82)		(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(3.82)		(4.37)	(0.53)		(6.71)		(3.98)	(0.98)

Net asset value at end of period	$35.60		$36.53	$39.43		$32.42		$39.73	$43.25

Total investment return (b)	8.52%		3.91%	23.55%		(1.52%)		0.89%	10.55%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.19	%)††	(0.36%)	(0.37%)		(0.03%)		(0.04%)	0.60%

Net expenses (c)	2.07	% ††	2.04%	2.05	% (d)	2.04	% (d)	2.00%	2.01%

Expenses (before waiver/reimbursement) (c)	2.12	% ††	2.06%	2.05%		2.04%		2.00%	2.01%

Portfolio turnover rate	11%		15%	15%		42%		51%	32%

Net assets at end of period (in 000’s)	$30,909		$65,288	$79,665		$92,457		$125,642	$143,427

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class I	2019*	2018	2017		2016		2015	2014

Net asset value at beginning of period	$42.51	$45.00	$36.92		$44.35		$47.82	$44.18

Net investment income (loss) (a)	0.18	0.36	0.34		0.43		0.50	0.80

Net realized and unrealized gain (loss) on investments	3.44	1.84	8.70		(0.65)		0.52	4.29

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	3.62	2.20	9.04		(0.22)		1.02	5.09

Less dividends and distributions:

From net investment income	(0.38)	(0.32)	(0.57)		(0.51)		(0.79)	(0.55)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(4.20)	(4.69)	(0.96)		(7.21)		(4.49)	(1.45)

Net asset value at end of period	$41.93	$42.51	$45.00		$36.92		$44.35	$47.82

Total investment return (b)	9.17%	5.17%	25.01%		(0.33%)		2.06%	11.82%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.94%††	0.83%	0.84%		1.17%		1.10%	1.76%

Net expenses (c)	0.87%††	0.85%	0.85	%(d)	0.84	% (d)	0.86%	0.86%

Portfolio turnover rate	11%	15%	15%		42%		51%	32%

Net assets at end of period (in 000’s)	$504,026	$484,839	$634,730		$807,694		$1,119,884	$1,506,564

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

22	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R1	2019*	2018	2017		2016		2015	2014

Net asset value at beginning of period	$41.53	$44.07	$36.16		$43.57		$47.05	$43.49

Net investment income (loss) (a)	0.16	0.37	0.27		0.38		0.45	0.73

Net realized and unrealized gain (loss) on investments	3.36	1.73	8.56		(0.63)		0.50	4.24

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	3.52	2.10	8.83		(0.25)		0.95	4.97

Less dividends and distributions:

From net investment income	(0.31)	(0.27)	(0.53)		(0.46)		(0.73)	(0.51)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(4.13)	(4.64)	(0.92)		(7.16)		(4.43)	(1.41)

Net asset value at end of period	$40.92	$41.53	$44.07		$36.16		$43.57	$47.05

Total investment return (b)	9.12%	5.05%	24.92%		(0.43%)		1.94%	11.71%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.83%††	0.88%	0.67%		1.06%		1.02%	1.63%

Net expenses (c)	0.97%††	0.95%	0.95	%(d)	0.94	% (d)	0.96%	0.96%

Portfolio turnover rate	11%	15%	15%		42%		51%	32%

Net assets at end of period (in 000’s)	$33	$30	$3,208		$2,500		$3,607	$7,368

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R2	2019*	2018	2017		2016		2015	2014

Net asset value at beginning of period	$41.38	$43.93	$36.05		$43.44		$46.92	$43.38

Net investment income (loss) (a)	0.11	0.21	0.20		0.29		0.34	0.63

Net realized and unrealized gain (loss) on investments	3.35	1.78	8.50		(0.63)		0.49	4.22

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	3.46	1.99	8.70		(0.34)		0.83	4.85

Less dividends and distributions:

From net investment income	(0.20)	(0.17)	(0.43)		(0.35)		(0.61)	(0.41)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(4.02)	(4.54)	(0.82)		(7.05)		(4.31)	(1.31)

Net asset value at end of period	$40.82	$41.38	$43.93		$36.05		$43.44	$46.92

Total investment return (b)	8.99%	4.77%	24.60%		(0.68%)		1.68%	11.43%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.59%††	0.50%	0.51%		0.80%		0.76%	1.42%

Net expenses (c)	1.22%††	1.20%	1.20	%(d)	1.20	% (d)	1.21%	1.21%

Portfolio turnover rate	11%	15%	15%		42%		51%	32%

Net assets at end of period (in 000’s)	$946	$881	$2,583		$3,528		$9,993	$15,956

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

24	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class R3	2019*	2018	2017		2016		2015	2014

Net asset value at beginning of period	$41.15	$43.71	$35.87		$43.22		$46.68	$43.16

Net investment income (loss) (a)	0.06	0.08	0.07		0.20		0.22	0.54

Net realized and unrealized gain (loss) on investments	3.34	1.79	8.50		(0.62)		0.51	4.17

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	3.40	1.87	8.57		(0.42)		0.73	4.71

Less dividends and distributions:

From net investment income	(0.09)	(0.06)	(0.34)		(0.23)		(0.49)	(0.29)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(3.91)	(4.43)	(0.73)		(6.93)		(4.19)	(1.19)

Net asset value at end of period	$40.64	$41.15	$43.71		$35.87		$43.22	$46.68

Total investment return (b)	8.86%	4.51%	24.29%		(0.91%)		1.42%	11.18%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.33%††	0.20%	0.17%		0.57%		0.51%	1.20%

Net expenses (c)	1.47%††	1.45%	1.45	%(d)	1.44	% (d)	1.46%	1.46%

Portfolio turnover rate	11%	15%	15%		42%		51%	32%

Net assets at end of period (in 000’s)	$2,142	$1,931	$1,004		$806		$1,062	$1,400

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MAP Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in January 21, 1971 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2019, Class R6 shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

26	MainStay MAP Equity Fund

“Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer

27

Notes to Financial Statements (Unaudited) (continued)

in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

28	MainStay MAP Equity Fund

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, the Fund did not hold any repurchase agreements.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2019, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2019, the Fund had securities on loan with an aggregate market value of $10,500,343 and the Fund received cash collateral with a value of $10,553,183.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar

29

Notes to Financial Statements (Unaudited) (continued)

equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Markston International LLC (“Markston” or a “Subadvisor”) and Epoch Investment Partners, Inc. (“Epoch” or a “Subadvisor”), each a registered investment adviser, serve as Subadvisors to the Fund and each manages a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2019, the effective management fee rate was 0.76% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $3,853,313 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $38,418.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of

30	MainStay MAP Equity Fund

1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$15
Class R2	440
Class R3	969

(C)  Sales Charges.  During the six-month period ended April 30, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $17,064 and $10,859, respectively.

During the six-month period ended April 30, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $466, $8,429 and $513, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$123,510
Investor Class	122,236
Class B	38,946
Class C	85,202
Class I	156,458
Class R1	10
Class R2	288
Class R3	634

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$14,615	$114,976	$(118,215)	$—	$—	$11,376	$192	$—	11,376

(G)  Capital.  As of April 30, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$6,943,641	1.4%

Note 4–Federal Income Tax

As of April 30, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$657,145,958	$449,745,568	$(23,656,140)	$426,089,428

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$24,592,000
Long-Term Capital Gain	102,330,537
Total	$126,922,537

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

31

Notes to Financial Statements (Unaudited) (continued)

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2019, purchases and sales of securities, other than short-term securities, were $106,851 and $156,570, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	874,686	$33,456,947
Shares issued to shareholders in reinvestment of dividends and distributions	959,941	36,592,956
Shares redeemed	(836,677)	(31,558,774)

Net increase (decrease) in shares outstanding before conversion	997,950	38,491,129
Shares converted into Class A (See Note 1)	202,739	7,739,525
Shares converted from Class A (See Note 1)	(42,536)	(1,615,741)

Net increase (decrease)	1,158,153	$44,614,913

Year ended October 31, 2018:
Shares sold	453,868	$19,096,232
Shares issued to shareholders in reinvestment of dividends and distributions	967,361	38,916,938
Shares redeemed	(1,492,836)	(62,832,187)

Net increase (decrease) in shares outstanding before conversion	(71,607)	(4,819,017)
Shares converted into Class A (See Note 1)	545,533	23,128,807
Shares converted from Class A (See Note 1)	(41,220)	(1,733,006)

Net increase (decrease)	432,706	$16,576,784

Investor Class	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	55,890	$2,125,572
Shares issued to shareholders in reinvestment of dividends and distributions	195,178	7,444,109
Shares redeemed	(112,487)	(4,271,789)

Net increase (decrease) in shares outstanding before conversion	138,581	5,297,892
Shares converted into Investor Class (See Note 1)	125,297	4,710,776
Shares converted from Investor Class (See Note 1)	(53,560)	(2,055,402)

Net increase (decrease)	210,318	$7,953,266

Year ended October 31, 2018:
Shares sold	119,628	$5,041,881
Shares issued to shareholders in reinvestment of dividends and distributions	230,335	9,270,981
Shares redeemed	(195,259)	(8,227,153)

Net increase (decrease) in shares outstanding before conversion	154,704	6,085,709
Shares converted into Investor Class (See Note 1)	113,705	4,789,103
Shares converted from Investor Class (See Note 1)	(482,609)	(20,465,858)

Net increase (decrease)	(214,200)	$(9,591,046)

32	MainStay MAP Equity Fund

Class B	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	8,874	$298,431
Shares issued to shareholders in reinvestment of dividends and distributions	82,119	2,757,564
Shares redeemed	(70,977)	(2,362,348)

Net increase (decrease) in shares outstanding before conversion	20,016	693,647
Shares converted from Class B (See Note 1)	(64,572)	(2,091,404)

Net increase (decrease)	(44,556)	$(1,397,757)

Year ended October 31, 2018:
Shares sold	17,896	$674,738
Shares issued to shareholders in reinvestment of dividends and distributions	108,629	3,908,458
Shares redeemed	(155,747)	(5,848,176)

Net increase (decrease) in shares outstanding before conversion	(29,222)	(1,264,980)
Shares converted from Class B (See Note 1)	(152,395)	(5,730,073)

Net increase (decrease)	(181,617)	$(6,995,053)

Class C	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	92,439	$2,843,388
Shares issued to shareholders in reinvestment of dividends and distributions	192,647	6,467,171
Shares redeemed	(1,003,702)	(33,700,748)

Net increase (decrease) in shares outstanding before conversion	(718,616)	(24,390,189)
Shares converted from Class C (See Note 1)	(200,343)	(6,718,312)

Net increase (decrease)	(918,959)	$(31,108,501)

Year ended October 31, 2018:
Shares sold	59,753	$2,248,778
Shares issued to shareholders in reinvestment of dividends and distributions	229,749	8,266,357
Shares redeemed	(522,638)	(19,740,133)

Net increase (decrease)	(233,136)	$(9,224,998)

Class I	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	1,118,451	$41,550,426
Shares issued to shareholders in reinvestment of dividends and distributions	1,183,116	46,567,457
Shares redeemed	(1,687,659)	(66,094,827)

Net increase (decrease) in shares outstanding before conversion	613,908	22,023,056
Shares converted into Class I (See Note 1)	832	30,558

Net increase (decrease)	614,740	$22,053,614

Year ended October 31, 2018:
Shares sold	788,856	$34,282,571
Shares issued to shareholders in reinvestment of dividends and distributions	1,515,623	62,761,957
Shares redeemed	(5,002,025)	(219,135,881)

Net increase (decrease) in shares outstanding before conversion	(2,697,546)	(122,091,353)
Shares converted into Class I (See Note 1)	253	11,027

Net increase (decrease)	(2,697,293)	$(122,080,326)

Class R1	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	15	$548
Shares issued to shareholders in reinvestment of dividends and distributions	78	3,004

Net increase (decrease)	93	$3,552

Year ended October 31, 2018:
Shares sold	4,042	$173,227
Shares issued to shareholders in reinvestment of dividends and distributions	8,414	340,769
Shares redeemed	(84,525)	(3,620,010)

Net increase (decrease)	(72,069)	$(3,106,014)

Class R2	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	2,307	$85,536
Shares issued to shareholders in reinvestment of dividends and distributions	1,962	75,317
Shares redeemed	(2,379)	(91,039)

Net increase (decrease)	1,890	$69,814

Year ended October 31, 2018:
Shares sold	4,106	$173,691
Shares issued to shareholders in reinvestment of dividends and distributions	6,319	255,592
Shares redeemed	(47,936)	(2,120,017)

Net increase (decrease)	(37,511)	$(1,690,734)

Class R3	Shares	Amount

Six-month period ended April 30, 2019:
Shares sold	2,629	$100,821
Shares issued to shareholders in reinvestment of dividends and distributions	4,809	183,889
Shares redeemed	(1,656)	(64,834)

Net increase (decrease)	5,782	$219,876

Year ended October 31, 2018:
Shares sold	38,554	$1,637,364
Shares issued to shareholders in reinvestment of dividends and distributions	2,385	96,153
Shares redeemed	(16,984)	(723,058)

Net increase (decrease)	23,955	$1,010,459

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provi-

33

Notes to Financial Statements (Unaudited) (continued)

sions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay MAP Equity Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MAP Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Epoch Investment Partners, Inc. (“Epoch”) and Markston International LLC (“Markston”) with respect to the Fund (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments, Epoch and Markston in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, Epoch and/or Markston (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, Epoch and Markston in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments, Epoch and Markston personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, Epoch and Markston; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments, Epoch and Markston; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Epoch and Markston from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Epoch and/or Markston. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, Epoch and Markston. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, Epoch and Markston resulting from, among other things, the Board’s consideration of the Advisory Agreements in

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments, Epoch and Markston

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and Markston and ongoing analysis of, and interactions with, Epoch and Markston with respect to, among other things, Fund investment performance and risk as well as Epoch’s and Markston’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch and Markston provide to the Fund. The Board evaluated Epoch’s and Markston’s experience in serving as subadvisors to the Fund and managing other portfolios and Epoch’s and Markston’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and Markston, and Epoch’s and Markston’s overall legal and compliance environments, resources and histories. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments, Epoch and Markston believes the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch and Markston. The Board reviewed Epoch’s and Markston’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, Epoch’s and Markston’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

36	MainStay MAP Equity Fund

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Epoch and Markston had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, Epoch and Markston to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Epoch and Markston

The Board considered the costs of the services provided by New York Life Investments, Epoch and Markston under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Epoch and Markston, due to their relationships with the Fund. Although the Board did not receive specific profitability information from Markston, the Board considered that the subadvisory fee paid by New York Life Investments to Markston for services provided to the Fund was the result of arm’s-length negotiations by New York Life Investments. The Board considered that Epoch’s and Markston’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, Epoch and Markston and profits realized by New York Life Investments and its affiliates and Epoch and Markston, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments, Epoch and Markston and acknowledged that New York Life Investments, Epoch and Markston must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, Epoch and Markston to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch and Markston due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch and Markston from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch and Markston in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between each of Epoch and Markston and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch and Markston, the Board considered that any profits realized by Epoch and Markston due to their relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and each of Epoch and Markston, acknowledging that any such profits are based on fees paid to Epoch and Markston by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch and Markston are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Epoch and Markston on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously

38	MainStay MAP Equity Fund

prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

40	MainStay MAP Equity Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1738973 MS065-19	MSMP10-06/19 (NYLIM) NL220

MainStay Money Market Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite volatile market conditions, stocks and bonds in the United States and around the world generally posted gains during the six-month period ended April 30, 2019.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December over concerns regarding the pace of economic growth, a government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more accommodative tone regarding the future direction of interest rates. The remainder of the reporting period saw further gains across a wide spectrum of equity and fixed-income sectors, supported by encouraging economic data and generally strong corporate earnings.

The improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented areas, while large-cap stocks generally outperformed their smaller-cap counterparts. Within the large-cap S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest, single-digit gains. Only health care ended the reporting period in slightly negative territory, as potential regulatory changes prompted declines in health care services providers and, to a lesser extent, pharmaceutical manufacturers and biotechnology developers.

Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower-credit quality, higher-yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with 10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

International stocks and bonds generally mirrored U.S. market performance as European central banks eased monetary policy and hopes rose for a resolution to trade tensions between the United States and China. Although Eurozone economic growth remained anemic, European stock markets delivered only slightly less robust returns than U.S. equities. However, U.K. stocks lagged significantly, undermined by concerns related to Brexit, the impending British exit from the European Union. Gains in Asian equities trailed mildly behind those of U.S. and European stocks, largely due to muted returns from Japanese equities and evidence of slowing Chinese economic growth. Among global bonds, high-yielding corporate issues generally produced the strongest returns, followed by emerging-market fixed-income securities, while government bonds provided more modest gains.

We’re pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay shareholder, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Funds as outlined in the prospectus with the energy and dedication you have come to expect.

While volatility will always remain characteristic of financial markets, your financial professional remains an excellent resource to help you review your investment strategy and make any necessary updates or revisions. We encourage you to discuss with them any questions you may have regarding the report that follows, and to seek their advice in meeting your evolving financial goals. We also invite you to visit our website at nylinvestments.com/funds for more information on investing and the MainStay Funds.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B2 shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Period-Ended April 30, 2019

Class	Sales Charge	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares[4]	No Sales Charge	1/3/1995	0.95%	1.70%	0.50%	0.26%	0.57%
Investor Class Shares[4]	No Sales Charge	2/28/2008	0.83	1.46	0.40	0.21	0.84
Class B Shares[2,4]	No Sales Charge	5/1/1986	0.83	1.46	0.40	0.21	0.84
Class C Shares[4]	No Sales Charge	9/1/1998	0.83	1.46	0.40	0.21	0.84

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.

As of April 30, 2019, MainStay Money Market Fund had an effective 7-day yield of 1.97% for Class A, 1.73% for Investor Class, 1.73% for Class B, and 1.73% for Class C shares. The 7-day current yield was 1.95% for Class A, and 1.72% for Investor Class, Class B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 1.97%, 1.73%, 1.73% and 1.73%, for Class A, Investor Class, Class B and C shares, respectively, and the 7-day current yield would have been 1.95%, 1.72%, 1.72% and 1.71%, for Class A, Investor Class, Class B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Average Lipper Money Market Fund[5]	1.00%	1.83%	0.60%	0.33%
Morningstar Prime Money Market Category Average[6]	1.03	1.87	0.61	0.34

5.

The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

6.

The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2018, to April 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2018, to April 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value (Based on Actual Returns and Expenses) 4/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,009.50	$2.79	$1,022.02	$2.81	0.56%

Investor Class Shares	$1,000.00	$1,008.30	$3.98	$1,020.83	$4.01	0.80%

Class B Shares	$1,000.00	$1,008.30	$3.98	$1,020.83	$4.01	0.80%

Class C Shares	$1,000.00	$1,008.30	$3.98	$1,020.83	$4.01	0.80%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2019 (Unaudited)

Other Commercial Paper	57.5%

Treasury Repurchase Agreements	15.8

Financial Company Commercial Paper	11.5

Treasury Debt	7.2

U.S. Government Agency Debt	5.2

Certificates of Deposit	2.9

Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its benchmark and peer group during the six months ended April 30, 2019?

As of April 30, 2019, Class A shares of MainStay Money Market Fund provided a 7-day effective yield of 1.97% and a 7-day current yield of 1.95%. For the six months ended April 30, 2019, Class A shares returned 0.95%, underperforming the 1.00% return of the Average Lipper Money Market Fund. Over the same period, Class A shares underperformed the 1.03% return of the Morningstar Prime Money Market Category Average.1

What factors affected the Fund’s performance during the reporting period?

A final, December 2018 rate hike by the Federal Reserve (Fed) contributed to the Fund’s performance by lifting rates across all sectors. (Contributions take weightings and total returns into account.) However, during late December 2018 and into January 2019, a strong negative shift in market expectation of future rate hikes occurred. This ultimately resulted in an inverted yield curve (2-months to 10 years, by late March 2019). This inversion chased yield-seeking, longer-term investors into the money markets. The extra demand, combined with a waning supply of tax-season T-bills and a light maturity calendar, detracted from the Fund’s performance by causing a significant fall in market spreads2 and yields.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration strategy was to remain neutral to modestly longer compared to the Average Lipper Money Market Fund.

During the reporting period, the Fund’s duration shortened by five days (20 days to 15 days) largely due to market offerings and a rapidly inverting yield curve.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

On a yield basis, the investment-grade sector provided the strongest positive contribution to the Fund’s relative performance. Over the same reporting period, U.S. Treasury bills were the Fund’s weakest relative performers.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s performance benefited from its ability to roll over a maturing CD, as well as its purchase of a corporate floating-rate bond. Because of the short-term nature of its assets, the Fund did not sell any of its securities during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund shifted 3% of net assets from U.S. Treasury securities to the agency sector to enhance yield while maintaining adequate regulatory liquidity. The Fund also increased its allocation to the investment-grade sector by 1.5% of net assets by participating in an American Honda Motor Co. floating-rate corporate bond issuance.

1.	See page 5 for other share class returns, which may be higher or lower than Class A share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2019 (Unaudited)

	Principal Amount	Value

Short-Term Investments 100.1%†
Certificates of Deposit 2.9%
Bank of Nova Scotia 2.609% (1 Month LIBOR + 0.13%), due 9/4/19 (a)	$5,000,000	$5,000,077
Royal Bank of Canada 2.785% (3 Month LIBOR + 0.17%), due 6/17/19 (a)	5,000,000	5,000,000

Total Certificates of Deposit (Cost $10,000,077)		10,000,077

Financial Company Commercial Paper 11.5%
Commonwealth Bank of Australia 2.654% (3 Month LIBOR + 0.05%), due 4/6/20 (a)(b)	5,000,000	5,000,000
GlaxoSmithKline Finance PLC 2.48%, due 5/15/19 (b)(c)	5,000,000	4,995,178
JP Morgan Securities LLC 2.597% (1 Month LIBOR + 0.12%), due 9/16/19 (a)	5,000,000	5,000,000
Nationwide Life Insurance Co. (b)(c)
2.435%, due 5/9/19	5,000,000	4,997,255
2.45%, due 5/15/19	5,000,000	4,995,178
Royal Bank of Canada 2.644% (1 Month LIBOR + 0.17%), due 4/6/20 (a)(b)	5,000,000	5,000,000
Toronto-Dominion Bank (b)(c)
2.459%, due 5/20/19	5,000,000	4,993,403
2.49%, due 5/30/19	5,000,000	4,990,172

Total Financial Company Commercial Paper (Cost $39,971,186)		39,971,186

Other Commercial Paper 57.5%
American Honda Finance Corp.
2.459%, due 5/28/19 (c)	5,000,000	4,990,663
3.033% (3 Month LIBOR + 0.34%), due 2/14/20 (a)	5,000,000	5,013,393
Archer-Daniels-Midland Co. (b)(c)
2.437%, due 5/10/19	5,000,000	4,996,875
2.451%, due 5/16/19	5,000,000	4,994,854
BASF SE (b)(c)
2.417%, due 5/2/19	5,000,000	4,999,656
2.451%, due 5/17/19	5,000,000	4,994,489
Canadian National Railway Co. (b)(c)
2.42%, due 5/3/19	5,000,000	4,999,320
2.437%, due 5/10/19	5,000,000	4,996,938
2.455%, due 5/22/19	5,000,000	4,992,854
Cummins, Inc. 2.415%, due 5/1/19 (b)(c)	5,000,000	5,000,000
Emerson Electric Co. 2.456%, due 5/24/19 (b)(c)	5,000,000	4,992,174

	Principal Amount	Value

Other Commercial Paper (continued)
General Dynamics Corp. (b)(c)
2.43%, due 5/8/19	$5,000,000	$4,997,618
2.443%, due 6/6/19	5,000,000	4,987,750
GlaxoSmithKline LLC (b)(c)
2.392%, due 5/1/19	5,000,000	5,000,000
2.405%, due 5/3/19	5,000,000	4,999,311
Henkel of America, Inc. (b)(c)
2.445%, due 5/13/19	5,000,000	4,995,833
2.451%, due 5/17/19	5,000,000	4,994,533
Hershey Co. (b)(c)
2.427%, due 5/6/19	5,000,000	4,998,299
2.445%, due 5/13/19	5,000,000	4,995,900
IBM Credit LLC (b)(c)
2.455%, due 5/22/19	5,000,000	4,992,679
2.455%, due 5/23/19	5,000,000	4,992,392
International Business Machines Corp. 2.41%, due 5/7/19 (b)(c)	5,000,000	4,997,933
John Deere Canada ULC (b)(c)
2.434%, due 5/21/19	5,000,000	4,993,222
2.439%, due 6/7/19	5,000,000	4,987,410
Novartis Finance Corp. (b)(c)
2.412%, due 5/8/19	5,000,000	4,997,569
2.46%, due 5/30/19	5,000,000	4,990,092
NSTAR Electric Co. 2.448%, due 5/14/19 (c)	5,000,000	4,995,513
ONE Gas, Inc. 2.448%, due 5/14/19 (b)(c)	5,000,000	4,995,522
Ontario Teachers’ Finance Trust (b)(c)
2.407%, due 5/6/19	5,000,000	4,998,264
2.439%, due 5/28/19	5,000,000	4,990,756
PACCAR Financial Corp. (c)
2.468%, due 6/5/19	5,000,000	4,988,090
2.471%, due 6/7/19	5,000,000	4,987,307
Province of Ontario Canada 2.431%, due 5/16/19 (c)	5,000,000	4,994,875
Province of Quebec Canada (b)(c)
2.415%, due 5/9/19	5,000,000	4,997,261
2.447%, due 6/6/19	5,000,000	4,987,750
Roche Holdings, Inc. 2.397%, due 5/2/19 (b)(c)	5,000,000	4,999,658
Schlumberger Investment SA (b)(c)
2.41%, due 5/7/19	5,000,000	4,997,958
2.434%, due 5/21/19	5,000,000	4,993,139
Siemens Capital Co. LLC (b)(c)
2.407%, due 5/6/19	5,000,000	4,998,299
2.494%, due 6/27/19	5,000,000	4,980,446

Total Other Commercial Paper (Cost $199,796,595)		199,796,595

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investments (continued)
Treasury Debt 7.2%
United States Treasury Bills (c)
2.408%, due 5/2/19	$9,175,000	$9,174,396
2.419%, due 5/14/19	9,148,000	9,140,058
2.43%, due 5/21/19	3,710,000	3,705,125
United States Treasury Notes
1.125%, due 5/31/19	3,000,000	2,997,116

Total Treasury Debt (Cost $25,016,695)		25,016,695

Treasury Repurchase Agreements 15.8%
Bank of America N.A. 2.73%, dated 4/30/19 due 5/1/19 Proceeds at Maturity $15,001,138 (Collateralized by United States Treasury securities with rates between 0.00% and 1.13% and maturity dates between 6/30/21 and 2/15/28, with a Principal Amount of $16,195,398 and a Market Value of $15,300,023) 2.73%, due 5/1/19	15,000,000	15,000,000
RBC Capital Markets LLC 2.70%, dated 4/30/19 due 5/1/19 Proceeds at Maturity $25,004,875 (Collateralized by United States Treasury securities with rates between 1.13% and 2.75% and maturity dates between 10/31/19 and 6/30/22, with a Principal Amount of $25,664,700 and a Market Value of $25,505,021) 2.70%, due 5/1/19	25,003,000	25,003,000

	Principal Amount	Value

Treasury Repurchase Agreements (continued)
TD Securities (U.S.A.) LLC 2.73%, dated 4/30/19 due 5/1/19 Proceeds at Maturity $15,001,138 (Collateralized by a United States Treasury securities with a rate of 2.63% and maturity date of 2/15/29, with a Principal Amount of $15,104,500 and a Market Value of $15,300,043) 2.73%, due 5/1/19	$15,000,000	$15,000,000

Total Treasury Repurchase Agreements (Cost $55,003,000)		55,003,000

U.S. Government Agency Debt 5.2%
Federal Home Loan Banks (c)
2.443%, due 5/3/19	10,000,000	9,998,667
2.448%, due 5/29/19	5,000,000	4,990,550
2.448%, due 5/31/19	3,220,000	3,213,479

Total U.S. Government Agency Debt (Cost $18,202,696)		18,202,696

Total Short-Term Investments (Amortized Cost $347,990,249)	100.1%	347,990,249
Other Assets, Less Liabilities	(0.1)	(478,693)
Net Assets	100.0%	$347,511,556

†	Percentages indicated are based on Fund net assets.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2019.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Interest rate shown represents yield to maturity.

The following abbreviation is used in the preceding pages:

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$10,000,077	$—	$10,000,077
Financial Company Commercial Paper	—	39,971,186	—	39,971,186
Other Commercial Paper	—	199,796,595	—	199,796,595
Treasury Debt	—	25,016,695	—	25,016,695
Treasury Repurchase Agreements	—	55,003,000	—	55,003,000
U.S. Government Agency Debt	—	18,202,696	—	18,202,696

Total Investments in Securities	$—	$347,990,249	$—	$347,990,249

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

Assets
Investment in securities, at value (amortized cost $292,987,249)	$292,987,249
Repurchase agreements, at value (amortized cost $55,003,000)	55,003,000
Cash	638
Receivables:
Fund shares sold	1,896,637
Interest	97,597
Other assets	68,462

Total assets	350,053,583

Liabilities
Payables:
Fund shares redeemed	2,254,834
Manager (See Note 3)	115,544
Transfer agent (See Note 3)	87,051
Professional fees	31,606
Shareholder communication	31,426
Custodian	16,273
Trustees	541
Accrued expenses	2,016
Dividend payable	2,736

Total liabilities	2,542,027

Net assets	$347,511,556

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$3,475,625
Additional paid-in capital	344,036,006

347,511,631
Total distributable earnings (loss)	(75)

Net assets	$347,511,556

Class A
Net assets applicable to outstanding shares	$261,650,237

Shares of beneficial interest outstanding	261,680,803

Net asset value and offering price per share outstanding	$1.00

Investor Class
Net assets applicable to outstanding shares	$28,100,433

Shares of beneficial interest outstanding	28,112,398

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$35,173,267

Shares of beneficial interest outstanding	35,179,097

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$22,587,619

Shares of beneficial interest outstanding	22,590,236

Net asset value and offering price per share outstanding	$1.00

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,270,599

Expenses
Manager (See Note 3)	690,939
Transfer agent (See Note 3)	262,099
Registration	52,600
Professional fees	37,196
Custodian	19,776
Shareholder communication	18,564
Trustees	4,261
Miscellaneous	6,049

Total expenses before waiver/reimbursement	1,091,484
Expense waiver/reimbursement from Manager (See Note 3)	(21,461)

Net expenses	1,070,023

Net investment income (loss)	3,200,576

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	140

Net increase (decrease) in net assets resulting from operations	$3,200,716

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended April 30, 2019 (Unaudited) and the year ended October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,200,576	$3,650,342
Net realized gain (loss) on investments	140	(8)

Net increase (decrease) in net assets resulting from operations	3,200,716	3,650,334

Distributions to shareholders:
Class A	(2,478,092)	(2,760,996)
Investor Class	(220,494)	(256,309)
Class B	(301,577)	(385,826)
Class C	(200,413)	(247,211)

Total distributions to shareholders	(3,200,576)	(3,650,342)

Capital share transactions:
Net proceeds from sale of shares	223,443,917	333,214,701
Net asset value of shares issued to shareholders in reinvestment of dividends	3,111,996	3,557,971
Cost of shares redeemed	(201,714,274)	(342,943,592)

Increase (decrease) in net assets derived from capital share transactions	24,841,639	(6,170,920)

Net increase (decrease) in net assets	24,841,779	(6,170,928)

Net Assets
Beginning of period	322,669,777	328,840,705

End of period	$347,511,556	$322,669,777

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class A	Six months ended April 30,		Year ended October 31,
	2019*		2018	2017		2016		2015		2014

Net asset value at beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.01		0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡

Total from investment operations	0.01		0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:

From net investment income	(0.01)		(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.95%		1.21%	0.35%		0.01%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.91	%††	1.20%	0.32%		0.02%		0.01%		0.01%

Net expenses	0.56	%††	0.57%	0.59%		0.43%		0.13%		0.11%

Expenses (before waiver/reimbursement)	0.56	%††	0.57%	0.60%		0.64%		0.64%		0.64%

Net assets at end of period (in 000’s)	$261,650		$235,855	$227,572		$226,181		$243,517		$230,330

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,

Investor Class	2019*		2018	2017		2016		2015		2014

Net asset value at beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.01		0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡

Total from investment operations	0.01		0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:

From net investment income	(0.01)		(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.83%		0.98%	0.20%		0.01%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.67	%††	0.97%	0.18%		0.02%		0.01%		0.01%

Net expenses	0.80	%††	0.80%	0.73%		0.43%		0.14%		0.11%

Expenses (before waiver/reimbursement)	0.85	%††	0.84%	0.79%		0.83%		0.87%		0.89%

Net assets at end of period (in 000’s)	$28,101		$26,548	$27,087		$58,658		$56,512		$56,177

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2019*		2018	2017		2016		2015		2014

Net asset value at beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.01		0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡

Total from investment operations	0.01		0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:

From net investment income	(0.01)		(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.83%		0.98%	0.20%		0.01%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.67	%††	0.96%	0.17%		0.02%		0.01%		0.01%

Net expenses	0.80	%††	0.80%	0.73%		0.43%		0.14%		0.11%

Expenses (before waiver/reimbursement)	0.85	%††	0.84%	0.79%		0.83%		0.87%		0.89%

Net assets at end of period (in 000’s)	$35,173		$37,284	$43,351		$53,341		$58,152		$63,581

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,

Class C	2019*		2018	2017		2016		2015		2014

Net asset value at beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.01		0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡

Total from investment operations	0.01		0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:

From net investment income	(0.01)		(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.83%		0.98%	0.20%		0.01%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.67	%††	0.94%	0.17%		0.02%		0.01%		0.01%

Net expenses	0.80	%††	0.80%	0.73%		0.43%		0.13%		0.11%

Expenses (before waiver/reimbursement)	0.85	%††	0.84%	0.79%		0.83%		0.87%		0.89%

Net assets at end of period (in 000’s)	$22,588		$22,983	$30,831		$41,311		$41,050		$36,939

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Money Market Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has four classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008.

Class A, Class I and Investor Class shares are offered at net asset value (“NAV”) without an initial sales charge. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Investor Class shares may convert automatically to Class A shares and Class A shares may convert automatically to Investor Class shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an

17

Notes to Financial Statements (Unaudited) (continued)

independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended April 30, 2019, there were no material changes to the fair value methodologies.

Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2019, there were no securities held by the Fund that were fair valued in such a manner.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2019, is recorded daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by

18	MainStay Money Market Fund

the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2019, repurchase agreements are shown in the Portfolio of Investments.

(I)  Debt Securities.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the six-month period ended April 30, 2019, the effective management fee rate was 0.40% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of the Fund’s average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; and Class C, 0.80%. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments may voluntarily waive or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.

During the six-month period ended April 30, 2019, New York Life Investments earned fees from the Fund in the amount of $690,939. Additionally, New York Life Investments reimbursed expenses in the amount of $21,461, without which the Fund’s total returns would have been lower.

19

Notes to Financial Statements (Unaudited) (continued)

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. During the six-month period ended April 30, 2019, the Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C of $30,997, $996, $12,898 and $3,607, respectively.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$102,376
Investor Class	48,762
Class B	66,733
Class C	44,228

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $141 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$—(a)	$—

(a)	Less than 1,000.

During the year ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018

Distributions paid from:
Ordinary Income	$3,650,342

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 7–Capital Share Transactions

Class A (at $1 per share)	Shares

Six-month period ended April 30, 2019:
Shares sold	195,143,185
Shares issued to shareholders in reinvestment of dividends and distributions	2,403,725
Shares redeemed	(175,755,411)

Net increase (decrease) in shares outstanding before conversion	21,791,499
Shares converted into Class A (See Note 1)	5,912,583
Shares converted from Class A (See Note 1)	(1,908,451)

Net increase (decrease)	25,795,631

Year ended October 31, 2018:
Shares sold	284,906,430
Shares issued to shareholders in reinvestment of dividends and distributions	2,687,453
Shares redeemed	(286,642,779)

Net increase (decrease) in shares outstanding before conversion	951,104
Shares converted into Class A (See Note 1)	10,972,124
Shares converted from Class A (See Note 1)	(3,641,126)

Net increase (decrease)	8,282,102

20	MainStay Money Market Fund

Investor Class (at $1 per share)	Shares

Six-month period ended April 30, 2019:
Shares sold	15,490,385
Shares issued to shareholders in reinvestment of dividends and distributions	213,160
Shares redeemed	(10,646,958)

Net increase (decrease) in shares outstanding before conversion	5,056,587
Shares converted into Investor Class (See Note 1)	2,113,231
Shares converted from Investor Class (See Note 1)	(5,617,695)

Net increase (decrease)	1,552,123

Year ended October 31, 2018:
Shares sold	27,361,559
Shares issued to shareholders in reinvestment of dividends and distributions	247,655
Shares redeemed	(20,939,279)

Net increase (decrease) in shares outstanding before conversion	6,669,935
Shares converted into Investor Class (See Note 1)	3,717,379
Shares converted from Investor Class (See Note 1)	(10,925,800)

Net increase (decrease)	(538,486)

Class B (at $1 per share)	Shares

Six-month period ended April 30, 2019:
Shares sold	1,724,399
Shares issued to shareholders in reinvestment of dividends and distributions	297,923
Shares redeemed	(4,083,877)

Net increase (decrease) in shares outstanding before conversion	(2,061,555)
Shares converted from Class B (See Note 1)	(49,131)

Net increase (decrease)	(2,110,686)

Year ended October 31, 2018:
Shares sold	3,017,330
Shares issued to shareholders in reinvestment of dividends and distributions	380,517
Shares redeemed	(9,387,697)

Net increase (decrease) in shares outstanding before conversion	(5,989,850)
Shares converted into Class B (See Note 1)	34
Shares converted from Class B (See Note 1)	(77,057)

Net increase (decrease)	(6,066,873)

Class C (at $1 per share)	Shares

Six-month period ended April 30, 2019:
Shares sold	11,085,948
Shares issued to shareholders in reinvestment of dividends and distributions	197,188
Shares redeemed	(11,228,028)

Net increase (decrease) in shares outstanding before conversion	55,108
Shares converted from Class C (See Note 1)	(450,537)

Net increase (decrease)	(395,429)

Year ended October 31, 2018:
Shares sold	17,929,357
Shares issued to shareholders in reinvestment of dividends and distributions	242,346
Shares redeemed	(25,973,838)

Net increase (decrease) in shares outstanding before conversion	(7,802,135)
Shares converted from Class C (See Note 1)	(45,554)

Net increase (decrease)	(7,847,689)

Note 8–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact in the financial statement disclosures has not yet been determined.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2019, events and transactions subsequent to April 30, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Money Market Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Fund’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to Fund shareholders.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the

22	MainStay Money Market Fund

year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers , including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, Fund investment performance and risk as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and NYL Investors believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds over various periods. The Board considered its discussions with representatives from New York Life Investments and NYL Investors regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.

24	MainStay Money Market Fund

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to NYL Investors are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the benefit of Fund shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

26	MainStay Money Market Fund

Federal Income Tax Information

(Unaudited)

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end April 30, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund’s Form N-MFP is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

27

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund2

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund6

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date7

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Effective June 21, 2019, MainStay MacKay Emerging Markets Debt Fund was renamed MainStay Candriam Emerging Markets Debt Fund.
3.	Formerly known as MainStay MacKay Government Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.
7.	Effective June 14, 2019, each MainStay Retirement Fund merged into a respective acquiring MainStay Asset Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1737111 MS065-19	MSMM10-06/19 (NYLIM) NL214

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.         Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.         Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 2, 2019

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 2, 2019

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.